As Filed with the Securities and Exchange Commission on April 26, 2019

REGISTRATION NO. 333-225901

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 1

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 141

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on April 30, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Payment Individual Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

DELAWARE LIFE MASTERS PRIME VARIABLE ANNUITYSM

PROSPECTUS

April 30, 2019

This Prospectus describes the Delaware Life Masters Prime Variable AnnuitySM (the “Contract”), a flexible payment deferred variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Delaware Life Insurance Company (the “Company,” “Delaware Life,” “us,” or “we”) and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to individuals and entities.

When you contribute money to the Contract, you decide how to allocate your money among a number of Variable Account options and, when available, Fixed Account options. You should consider which features are important to you and the amount of Variable Account charges and the amount of any Withdrawal Charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional living benefit and death benefit riders, you should consider the desirability of the benefit relative to its additional cost and to your needs.

We hold the assets of each Variable Account option in a corresponding Subaccount of the Variable Account. Each Subaccount, in turn, invests in one of the following Funds:

AB Variable Products Series Fund, Inc., Class B

AB Balanced Wealth Strategy Portfolio

AB Large Cap Growth Portfolio

AB Small/Mid Cap Value Portfolio

American Funds Insurance Series®, Class 4

Asset Allocation Fund

Global Balanced Fund

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

New World Fund®

BlackRock Variable Series Funds, Inc., Class III

BlackRock Global Allocation V.I. Fund

Columbia Variable Portfolio, Class 2

Columbia Variable Portfolio - Asset Allocation Fund1

Columbia Variable Portfolio - Select Large Cap Value Fund

Goldman Sachs Variable Insurance Trust, Service Shares

Goldman Sachs U.S. Equity Insights Fund

Invesco Variable Insurance Funds, Series II

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Equity and Income Fund

JPMorgan Insurance Trust, Class 2

JPMorgan Insurance Trust Income Builder Portfolio

Lazard Retirement Series, Service Shares

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Legg Mason Partners Variable Equity Trust, Class II

ClearBridge Variable Mid Cap Portfolio

Legg Mason Partners Variable Income Trust, Class II

Western Asset Core Plus VIT Portfolio

Lord Abbett Series Fund, Class VC

Bond Debenture Portfolio

MFS® Variable Insurance Trust, Service Class

MFS® Mid Cap Growth Series

MFS® New Discovery Series

MFS® Total Return Bond Series

MFS® Total Return Series

MFS® Value Series

MFS® Variable Insurance Trust II, Service Class

MFS® Core Equity Portfolio

MFS® Global Growth Portfolio

MFS® Technology Portfolio

MFS® U.S. Government Money Market Portfolio2

MFS® Variable Insurance Trust III, Service Class

MFS® Blended Research® Small Cap Equity Portfolio

MFS® Conservative Allocation Portfolio1

MFS® Global Real Estate Portfolio

MFS® Growth Allocation Portfolio1

MFS® Moderate Allocation Portfolio1

MFS® New Discovery Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Class II

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Strategist Portfolio

Growth Portfolio

PIMCO Variable Insurance Trust, Advisor Class

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Total Return Portfolio

Putnam Variable Trust, Class IB

Putnam VT Equity Income Fund

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Global Health Care Fund

Putnam VT Income Fund

Putnam VT Research Fund

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This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

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There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

Please see “VARIABLE ACCOUNT OPTIONS: THE FUNDS.” for a list of Funds by type and the names of the Funds’ investment advisers.

This Prospectus provides important information about the Variable Account and the Subaccounts that you should know before purchasing the Contract, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, the optional living benefit and death benefit riders, and any amendments or endorsements.

We have filed a Statement of Additional Information, dated April 30, 2019 (the “SAI”), with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference into this Prospectus as a matter of law, which means it is legally part of the Prospectus. You can find the table of contents for the SAI on the last page of this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our Service Address, by calling us at (877) 253-2323, and by visiting us at our customer website via www.delawarelife.com. In addition, you can obtain it by visiting the SEC’s website (www.sec.gov). This website also contains material incorporated by reference, and other information about the Variable Account that has been filed with the SEC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (877) 253-2323.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (877) 253-2323. Your election to receive reports in paper form will apply to all Funds available under your Contract.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Variable Account, the Contract, and the Funds that a prospective investor ought to know before investing.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: by mail - Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581; by express mail - Delaware Life Insurance Company, Mail Zone 581, 5801 S.W. 6th Avenue, Topeka, KS 66636, and by facsimile at (785)286-6118.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

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SPECIAL TERMS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PHASE: The period before the Annuity Income Date while the Contract is in force.

ANNUAL WITHDRAWAL AMOUNT (“AWA”): Under the GLWB, the maximum amount that you may withdraw in a Contract Year without reducing the Withdrawal Benefit Base. The AWA can change from Contract Year to Contract Year, based on changes in the Withdrawal Benefit Base and the Lifetime Withdrawal Percentage. Your AWA may only be withdrawn under the AWA automatic withdrawal program.

ANNUITANT: The natural person or persons with the right to receive annuity payments on or after the Annuity Income Date and on whose life or lives annuity payments involving life contingencies are based.

ANNUITY INCOME DATE: The date selected by the Owner to begin the annuity payments. If no Annuity Income Date is selected, the first annuity payment will be the first day of the month following the Contract Anniversary subsequent to the youngest Annuitant’s 100th birthday.

ANNUITY PAYMENT OPTION: A payment option as described under “Fixed Annuity Payment Options” or subsequently made available by the Company.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.

ASSET CHARGE: The Asset Charge is also known as the mortality and expense risk charge. It is assessed in computing the Net Investment Factor.

BENEFICIARY: During the Accumulation Phase, the Beneficiary is the person or entity having the right to receive the death benefit and who, in the event of an Owner’s death, is the “designated Beneficiary” for purposes of Section 72(s) of the Code. After the Annuity Income Date, the Beneficiary is the person or entity having the right to receive the remaining payments, if any, under the Annuity Payment Option elected, following the death of each Annuitant.

BONUS AMOUNT: During the Bonus Period, an amount that may be added to the Withdrawal Benefit Base as a bonus at the end of each Contract Year and on the Income Start Date. The Bonus Amount is equal to the Bonus Rate multiplied by the Bonus Base.

BONUS BASE: The amount used to calculate any Bonus Amounts during the Bonus Period.

BONUS PERIOD: A 10-year time period before the Income Start Date, measured from the Issue Date or the last Step-Up Date, over which the Withdrawal Benefit Base can accumulate Bonus Amounts. The Bonus Period terminates automatically on the Income Start Date.

BONUS RATE: A percentage rate multiplied by the Bonus Base on each Contract Anniversary (and on the Income Start Date if not a Contract Anniversary) during the Bonus Period to determine any Bonus Amounts. The Bonus Rate will not vary from the Bonus Rate disclosed in this Prospectus or as disclosed in any Rate Sheet Supplement.

BUSINESS DAY: Any day the New York Stock Exchange (“NYSE”) is open for trading and that is a day on which we process financial transactions and requests.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY (“we,” “us,” “our,” “DELAWARE LIFE”): Delaware Life Insurance Company.

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CONTRACT: The flexible payment deferred variable annuity contract described in this Prospectus and issued to an Owner or Joint Owners after the initial Purchase Payment is accepted by us.

CONTRACT ANNIVERSARY: The same date in each succeeding year that corresponds to the Issue Date. If your Contract is issued on February 29th, your Contract Anniversary will be March 1st of each subsequent year.

CONTRACT QUARTER: A three-month period with the first Contract Quarter beginning on the Issue Date.

CONTRACT VALUE: During the Accumulation Phase, the Contract Value for any Valuation Period is equal to the Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, for that Valuation Period.

CONTRACT YEAR: A period of 365 days (366 days if a leap year) first measured from the Issue Date.

DEATH BENEFIT DATE: The date on which the Company receives Due Proof of Death. If there are multiple Beneficiaries, the Death Benefit Date will be the first date on which we receive Due Proof of Death from at least one Beneficiary.

DESIGNATED INVESTMENT OPTIONS: The Subaccounts (and fixed Guarantee Period(s), if any) that we make available for use with the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders.

DOLLAR COST AVERAGING (“DCA”) program: The Owner may elect to participate in the DCA program, at no extra charge, by allocating a Purchase Payment to the Fixed Account prior to your Annuity Income Date. The 6 and 12-month DCA program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month.

DUE PROOF OF DEATH: An original or an originally certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and, in respect of each Beneficiary, our claim form, properly completed, and any other information or documents required to make a death benefit payment.

EARLY WITHDRAWAL: Under the GLWB, any withdrawal taken prior to the Income Start Date.

EXCESS WITHDRAWAL: Under the GLWB, in any Contract Year after the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the higher of the AWA and the RMD Amount.

FIXED ACCOUNT: A part of the Company’s general account, consisting of all the Company’s assets other than those allocated to the Company’s separate accounts. Amounts allocated to the Guarantee Periods and the DCA program are held in the Fixed Account.

FIXED ACCUMULATION VALUE: The sum of the values of all Guarantee Amounts credited to your Contract and the amounts in the DCA program for a Valuation Period.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: An open-end management investment company or series or portfolio thereof, sometimes called a “mutual fund,” registered under the Investment Company Act of 1940. Each Subaccount invests in shares of a Fund.

GLWB: An optional living benefit that you may be eligible to elect on or before the Issue Date of your Contract. If elected, the GLWB rider guarantees that the Owner may withdraw and receive an annual amount each Contract Year during the lifetime of the GLWB Covered Person or, if a joint-life income is selected, during the lifetimes of the GLWB Covered Person and the Joint GLWB Covered Person.

GLWB COVERED PERSON (JOINT GLWB COVERED PERSON): Under the GLWB, the natural person whose age is used to determine the Lifetime Withdrawal Percentage for purposes of calculating the AWA on the Income Start

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Date and on any subsequent Step-Up Date. If joint-life coverage is elected, the GLWB Covered Person is the younger spouse as recognized under federal tax laws and the older spouse is the Joint GLWB Covered Person.

GLWB FEE: A fee calculated by multiplying the GLWB Fee Rate by the Withdrawal Benefit Base and deducted from your Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee will not vary from the GLWB Fee disclosed in this Prospectus or as disclosed in any Rate Sheet Supplement.

GLWB FEE RATE: The percentage rate used to calculate the quarterly GLWB Fee. The GLWB Fee Rate is currently 0.30% (1.20% annually) and will never exceed the Maximum GLWB Fee Rate, currently 0.4875% (1.95% annually).

GLWB PURCHASE PAYMENT PERIOD: The period during which additional Purchase Payments may be accepted. The GLWB Purchase Payment Period begins on the Issue Date and is currently the first three Contract Years.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required consents) so that the Company does not need to exercise any discretion to follow such instruction.

GUARANTEE AMOUNT: Any portion of the Fixed Accumulation Value allocated to a Guarantee Period with a particular Renewal Date (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited. Each year in a Guarantee Period is 365 days (366 days if a leap year), first measured from the date of the allocation to the Guarantee Period.

GUARANTEED INTEREST RATE: The rate of interest we credit during any Guarantee Period. Our minimum Guaranteed Interest Rate will always be equal to the greater of the required minimum nonforfeiture rate and 1%.

HAV COVERED PERSON: Under the HAV Death Benefit, the oldest Owner, or the oldest Annuitant if the Owner is not a natural person, on the Issue Date for the HAV Death Benefit except as provided under spousal continuation.

HAV DEATH BENEFIT: An optional death benefit that you may be eligible to elect on or before the Issue Date of your Contract. If elected, the HAV Death Benefit rider provides a death benefit equal to the higher of the Contract Value on the Death Benefit Date and the HAV Value. The HAV Death Benefit may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date.

HAV VALUE: The higher of (1) the total Purchase Payments, adjusted for any partial withdrawals, and (2) the highest Contract Value on any Contract Anniversary before the HAV Covered Person’s 81st birthday, adjusted for any Purchase Payments and any partial withdrawals made between such Contract Anniversary and the Death Benefit Date under the HAV Death Benefit rider.

INCOME PHASE (annuity payout): The annuity payout period that begins on the Annuity Income Date and during which annuity payments are made.

INCOME START DATE: Under the GLWB, the date we receive your election to activate your right to withdraw the AWA. We will calculate the initial AWA on the Income Start Date. The Income Start Date cannot be earlier than the date the GLWB Covered Person attains age 55 nor later than the last Valuation Period before the Maximum Annuity Income Date.

ISSUE DATE: The effective date of your Contract when we apply your initial Purchase Payment and issue your Contract.

LIFETIME WITHDRAWAL PERCENTAGE: A percentage, based on the GLWB Covered Person’s age on the Income Start Date and on any subsequent Step-Up Date, that is applied to the Withdrawal Benefit Base to determine the AWA. The Lifetime Withdrawal Percentages will not change throughout the life of the Contract from the Lifetime Withdrawal Percentages disclosed in the Prospectus, or as disclosed in any Rate Sheet Supplement.

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MAXIMUM ANNUITY INCOME DATE: The first day of the month following the Contract Anniversary subsequent to the youngest Annuitant’s 100th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law.

MIN-MAX PERCENTAGES: The minimum and maximum aggregate allocation percentage requirements for the Designated Investment Options categories, if the GLWB, HAV Death Benefit, or ROP Death Benefit is elected.

NET INVESTMENT FACTOR: A formula applied by the Company to reflect the investment performance of a Subaccount from one Valuation Period to the next and through which the Asset Charge is assessed. The Net Investment Factor may be greater than, less than, or equal to one.

NON-QUALIFIED CONTRACT: A Contract that does not receive favorable federal income tax treatment under Sections 401, 403, 408, 408A, or 457 of the Code. The Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received in Good Order by the Company.

OWNER: The person(s) or entity entitled to the ownership rights in the Contract. Joint Owners must be spouses recognized as such under federal tax laws.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Owner, or upon the death of the Annuitant on or after the Annuity Income Date.

PURCHASE PAYMENT: An amount paid to the Company as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408, 408A, or 457 of the Code.

RATE SHEET SUPPLEMENT: Supplements to the Prospectus which we periodically file with the SEC that detail and modify the Lifetime Withdrawal Percentages and Bonus Rates associated with the GLWB and the GLWB Fee. Rate Sheet Supplements will disclose the rates applicable for a specified range of dates. The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide a minimum of 10 Business Days prior notice. The Lifetime Withdrawal Percentages, Bonus Rates and the GLWB Fee are disclosed in this Prospectus. You may contact the Service Center at (877) 253-2323 for the rates applicable to your Contract. Any historical Lifetime Withdrawal Percentages, Bonus Rates and GLWB Fees reflected in Rate Sheet Supplements may be found in the Statement of Additional Information, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-225901.

RECEIVE (receipt, receives, received by the Company): Occurs when received by the Company in Good Order at our Service Address, or at such other location and by any means we identify as acceptable to us.

RENEWAL DATE: The last day of a Guarantee Period.

RMD AMOUNT: The required minimum distribution amount, if any, that must be distributed with respect to the Contract Value of a Qualified Contract for the current calendar year under Section 401(a)(9) of the Code or other provisions of federal tax laws.

ROP COVERED PERSON: Under the ROP Death Benefit, the Owner, Joint Owner, or the Annuitant if the Owner is not a natural person, on the Issue Date for the ROP Death Benefit except as provided under spousal continuation.

ROP DEATH BENEFIT: An optional death benefit that you may be eligible to elect on or before the Issue Date of your Contract. If elected, the ROP Death Benefit rider provides a death benefit equal to the higher of the Contract

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Value and the ROP Value. The ROP Death Benefit option may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date.

ROP VALUE: Total Purchase Payments adjusted for any partial withdrawals under the ROP Death Benefit rider.

SERVICE ADDRESS: By mail, Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581; by express mail, Delaware Life Insurance Company, Mail Zone 581, 5801 SW 6th Avenue, Topeka, KS 66636; and by facsimile at (785)286-6118, or such other address specified by written notice, to which all correspondence concerning your Contract should be sent.

STEP-UP: Under the GLWB, an increase that the Company applies to the Withdrawal Benefit Base.

STEP-UP DATE: Under the GLWB, the date when the Withdrawal Benefit Base is increased by a Step-Up.

SUBACCOUNT: A division of the Variable Account which invests in shares of a Fund.

SURRENDER VALUE: The amount payable on full withdrawal of your Contract. It is the Contract Value less any applicable Annual Contract Fee, any Withdrawal Charge, and any applicable GLWB, HAV Death Benefit, and ROP Death Benefit rider charges.

VALUATION PERIOD: The period of time beginning at the close of regular trading on the NYSE each Business Day and ending at the close of such trading on the next Business Day.

VARIABLE ACCOUNT: Delaware Life Variable Account F, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company and which is not chargeable with liabilities arising out of any other business of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure, for each Subaccount of the Variable Account. It is used to calculate the Contract Value allocated to each Subaccount of the Variable Account during the Accumulation Phase.

VARIABLE ACCUMULATION VALUE: The sum of the values of all the Variable Accumulation Units in the Subaccounts supporting your Contract for a Valuation Period.

WITHDRAWAL BENEFIT BASE: Under the GLWB, the amount used to calculate the AWA and the GLWB Fee. The Withdrawal Benefit Base is not available for withdrawal, surrender, as a death benefit, or for application to any Annuity Payment Option.

WITHDRAWAL CHARGE: The charge which will be applied in the event that you make a partial withdrawal or surrender your Contract during the period when the Withdrawal Charge applies. The Withdrawal Charge does not apply to any Free Withdrawal Amount or in any case where the Withdrawal Charge is waived under the Contract.

YOU and YOUR: The terms “you” and “your” refer to the “Owner,” as that term is used in this Prospectus.

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PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Delaware Life Masters Prime Variable AnnuitySM Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are younger than age 81 on the Open Date. During the Accumulation Phase, you may make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you, or someone else designated by you, based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the HAV Death Benefit or the ROP Death Benefit on or before the Issue Date at an additional cost. The Contract also provides an optional living benefit, the GLWB, which may be elected on or before the Issue Date at an additional cost.

The Accumulation Phase

You can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase, unless you elected the GLWB, as described below. The minimum amount required for each additional Purchase Payment is $500. We will not accept, without our prior approval, a Purchase Payment that would cause the total Purchase Payments to exceed $1.5 million. We will not accept a Purchase Payment after any Owner or Annuitant attains age 93. These general requirements for Purchase Payments apply if you elect any of the GLWB, the HAV Death Benefit or the ROP Death Benefit riders. If you elect the GLWB, Purchase Payments will be accepted only during the GLWB Purchase Payment Period, currently the first three Contract Years. Any Purchase Payment received after the third Contract Anniversary will be deemed “not in Good Order” and returned to you.

Variable Account Options: The Subaccounts

You can allocate your Purchase Payments among a number of Subaccounts. You may also transfer among the Subaccounts. Each Subaccount invests in a Fund that is either a mutual fund registered under the Investment Company Act of 1940 (“1940 Act”) or a separate series or portfolio thereof. The Subaccounts available under the GLWB, the HAV Death Benefit and the ROP Death Benefit riders are called “Designated Investment Options.” Currently, all Subaccounts investing in available Funds also are Designated Investment Options, but this could change as we reserve the right to change Designated Investment Options. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

We may make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect one or more of the available Guarantee Periods. You may also transfer your Contract Value to the available Guarantee Periods in the Fixed Account. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate for Purchase Payments and renewals, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. If we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some or all Guarantee Periods. If we stop offering a Guarantee Period or any Guarantee Periods at all, any future allocations, transfers or renewals into such Guarantee Period(s) will not be permitted. Guarantee Amounts already in existence will be unaffected, although the Guarantee Amounts will be transferred into a money market Subaccount at the end of the Guarantee Period unless you direct us to transfer the Guarantee Amounts into any other Subaccount(s). Amounts paid from the Fixed Account will be subject to the claims paying ability and financial strength of the Company. Interests in the Fixed Account will not be registered as an investment company under the Investment Company Act of 1940.

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Fees and Expenses

The Contract has insurance features and investment features, and there are fees and expenses related to each.

If your Contract Value is less than $100,000 on your Contract Anniversary, we will deduct a $30 Annual Contract Fee. We will waive this fee if your Contract Value is $100,000 or more on your Contract Anniversary.

During the Accumulation Phase, we assess an Asset Charge at an annual rate of 1.20% in computing the Net Investment Factor for each Subaccount. The Asset Charge is designed to compensate us for the mortality, administrative, distribution and other expenses we assume to provide your Contract benefits. (See “Asset Charge.”)

If you withdraw more than the Free Withdrawal Amount prior to the Annuity Income Date or more than the greater of the Free Withdrawal Amount or the AWA after the Income Start Date, we assess a Withdrawal Charge against each Purchase Payment withdrawn. For each Purchase Payment, the Withdrawal Charge starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years. See “Withdrawal Charge” for a description of the calculation of the Withdrawal Charge, the Free Withdrawal Amount, withdrawals are not subject to the Withdrawal Charge and the order of withdrawals.

Currently, you can transfer your Contract Value among the Subaccounts and, if available, the Guarantee Period(s) free of charge. However, we reserve the right to impose a charge of up to $25 per transfer. We limit the number of transfers to 12 per Contract Year. (See “Transfers Among the Subaccounts and the Fixed Account.”)

If you elect either the HAV Death Benefit or the ROP Death Benefit (as described below), a quarterly fee will be deducted from the Contract Value at the end of each Contract Quarter (or proportionately when the optional death benefit terminates) as follows:

•	HAV Death Benefit - 0.10% (0.40% annually) of the HAV Value.

•	ROP Death Benefit - 0.05% (0.20% annually) of the ROP Value.

If you elect the GLWB, the quarterly fee of .30% (1.20% annually), which will not exceed .4875% (1.95% annually), of the Withdrawal Benefit Base, will be deducted from the Contract Value at the end of each Contract Quarter (or proportionately when the GLWB terminates).

Fund Charges

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Designated Investment Options

If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, your Purchase Payments and Contract Value must be allocated only to Designated Investment Options in compliance with the minimum and maximum aggregate allocation percentage requirements. The GLWB, the HAV Death Benefit and the ROP Death Benefit riders will terminate automatically if you do not comply with this requirement. If any of the GLWB, HAV Death Benefit, and ROP Death Benefit riders are terminated, any rider charges will not be repaid to you by the Company. (See “DESIGNATED INVESTMENT OPTIONS.”)

Optional Living Benefit

On or before the Issue Date, you may elect the GLWB at an additional cost. The GLWB is the only optional living benefit offered under the Contract. The GLWB offers a guaranteed annual withdrawal amount known as the AWA, with an opportunity for a Step-Up or a Bonus Amount to increase your Withdrawal Benefit Base.

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The GLWB is available only if all Owners and Annuitants are age 45 or older on the Issue Date and younger than age 81 on the Open Date. If you purchase the GLWB, your investment choices are limited to the Designated Investment Options. Under the GLWB, you may make Purchase Payments only during the GLWB Purchase Payment Period, currently the first three Contract Years. Any Purchase Payments received after the third Contract Anniversary will be deemed “not in Good Order” and returned to you.

Purchase Payments allocated to any investment option that is not a Designated Investment Option will terminate the GLWB. Withdrawals taken in excess of specified amounts, or withdrawals taken prior to certain dates, will, in addition to decreasing your Contract Value, decrease values under the GLWB by an amount that may be greater than the amount withdrawn and may cause your Contract and the GLWB to terminate without any value.

You may terminate the GLWB at any time. If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the GLWB Fee. (See “The GLWB Fee.”) In addition, the GLWB will terminate if you annuitize or if you transfer any portion of your Contract Value to any investment option that is not a Designated Investment Option. In certain circumstances, a change of ownership may also terminate the GLWB. Upon termination, all benefits and fees associated with the GLWB will cease. Once terminated, the GLWB cannot be reinstated.

Basic Death Benefit

If you die during the Accumulation Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit provided by the Contract or, at an additional cost, one of the optional death benefits. The basic death benefit pays your Contract Value calculated as of the Death Benefit Date.

Optional Death Benefit

You may elect one of the two optional death benefits at an additional cost if all Owners and Annuitants are younger than age 71 on the Open Date. The two optional death benefits are the HAV Death Benefit and the ROP Death Benefit. The HAV Death Benefit pays the greater of the Contract Value on the Death Benefit Date and the HAV Value (See “HAV Death Benefit.”) The ROP Death Benefit pays the greater of the Contract Value on the Death Benefit Date and the ROP Value (See “ROP Death Benefit.”) Purchase Payments allocated to any investment option that is not a Designated Investment Option will terminate the HAV Death Benefit and the ROP Death Benefit riders. Partial Withdrawals will, in addition to decreasing your Contract Value, decrease values under the HAV Death Benefit and the ROP Death Benefit riders by an amount that may be greater than the amount withdrawn and may cause your Contract and the HAV Death Benefit and the ROP Death Benefit to terminate without any value.

You may terminate the HAV Death Benefit and the ROP Death Benefit at any time. If the HAV Death Benefit and the ROP Death Benefit terminate on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the optional death benefit fees. In addition, the HAV Death Benefit and the ROP Death Benefit will terminate if you annuitize. In certain circumstances, a change of ownership may also terminate the HAV Death Benefit and the ROP Death Benefit. Upon termination, all benefits and fees associated with the HAV Death Benefit and the ROP Death Benefit will cease. Once terminated, the HAV Death Benefit and the ROP Death Benefit cannot be reinstated. See “HAV Death Benefit” and “ROP Death Benefit.”

The Income Phase: Annuitization Provisions

If you want to receive regular income payments other than payments under the GLWB or the Systematic Withdrawal program, you can select one of several fixed Annuity Payment Options. There are no variable annuity options available under the Contract. Subject to the Maximum Annuity Income Date, you choose your Annuity Income Date to begin your annuity payments. Once the Income Phase begins, you cannot change the choice of annuity payment option.

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Withdrawals, Surrenders, and Withdrawal Charges

You can withdraw money from your Contract or surrender your Contract during the Accumulation Phase. You may withdraw the Free Withdrawal Amount from your Contract Value each year without the imposition of a Withdrawal Charge. During the first Contract Year, the Free Withdrawal Amount is available only for Qualified Contracts and is equal to the RMD Amount, if any, for the current calendar year, as calculated by us under the Code. For all other Contract Years, the Free Withdrawal Amount is equal to the greater of: a) 10% of the Contract Value (computed as of the last Contract Anniversary prior to the withdrawal), or b) the RMD Amount, if any, for the current calendar year, as calculated by us under the Code and regulations. Withdrawals other than the Free Withdrawal Amounts will be subject to a Withdrawal Charge. For any withdrawal and surrender, including any Free Withdrawal Amount, you may also have to pay income taxes and tax penalties. You should consult a qualified tax professional for more information.

Right to Examine and Cancel

The Contract contains a Right to Examine provision. You may return and cancel your Contract within 10 days after receiving it (30 days if your Contract was purchased as part of a replacement or later, if required by your state). We will return your Contract Value as of the end of the Valuation Period when we receive your cancellation request in Good Order plus any amount deducted from your Purchase Payments. This amount may be more or less than the original Purchase Payment. If the Contract is issued in a state requiring the return of Purchase Payments, you will receive the greater of (1) your Contract Value as of the Valuation Period we receive your cancellation request, reduced by the applicable Annual Contract Fee and the Withdrawal Charge or (2) your total Purchase Payments made as of that date.

Tax Provisions

Your earnings are not taxed unless you take a withdrawal from the Contract. If you withdraw money during the Accumulation Phase, earnings come out first for tax purposes and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer other forms of annuity contracts with a variety of features, benefits and charges. Some of these other annuity contracts may be available at a lower cost and you should ask your financial professional. Not all of the annuity contracts that we offer are available in all jurisdictions or through all financial professionals with whom we contract. You should consider with your financial professional what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at our Service Address:

By mail - Delaware Life Insurance Company

P.O. Box 758581

Topeka, KS 66675-8581

By express mail - Delaware Life Insurance Company

Mail Zone 581

5801 SW 6th Avenue

Topeka, KS 66636;

By facsimile - (785) 286-6118

By telephone - (877) 253-2323

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FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value among the Subaccounts and the Fixed Account, if available. State premium taxes may also be deducted.

Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Purchase Payments)		None

Maximum Withdrawal Charge for Full Surrenders and Partial Withdrawals (as a percentage of Purchase Payments withdrawn)		8%[2]

Number of Completed Years Since the Purchase Payment Has Been in Your Contract	Withdrawal Charge
0	8%
1	7%
2	6%
3	6%
4	5%
5	4%
6	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee	$30	[3]

Variable Account Annual Expenses

(As a percentage of average Variable Accumulation Value)

Total Variable Account Annual Expenses (Asset Charge)	1.20%	[4]

Charges for Optional Death Benefits	Maximum/Current Charge

HAV Death Benefit (as a percentage of the HAV Value5)	0.40% annually (0.10% quarterly)

ROP Death Benefit (as a percentage of the ROP Value6)	0.20% annually (0.05% quarterly)

Charge for the Optional Living Benefit[7]	Current Charge	Maximum Charge
GLWB (as a percentage of the Withdrawal Benefit Base8)	1.20% annually (0.30% quarterly)	1.95% annually (0.4875% quarterly)

Total Variable Account Annual Expenses (1.20%) plus Maximum Charges for the HAV Death Benefit (0.40%) and the GLWB (1.95%):

3.55%	[9]

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The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, is contained in the prospectus for each Fund for the year ended December 31, 2018.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.78%	2.02%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2018, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown.

[1]	The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “CONTRACT CHARGES.”) There are no fees assessed during the Income Phase.
[2]

A portion of your Contract Value may be withdrawn each year without imposition of any Withdrawal Charge and, after a Purchase Payment has been in your Contract for seven complete years, it may be withdrawn free of the Withdrawal Charge. (See “Withdrawal Charge.”)

[3]	The Annual Contract Fee is waived if your Contract Value is $100,000 or more on your Contract Anniversary. (See “Annual Contract Fee.”)
[4]

The Variable Account Annual Expense(Asset Charge) is assessed as a reduction in the Net Investment Factor at the end of each Valuation Period. The Asset Charge is designed to compensate us for mortality expense, administration, distribution and other expenses. There is no separate asset charge for these expenses. (See “Asset Charges.”)

[5]

The HAV Death Benefit is described under “DEATH BENEFIT.” It is currently available only if all Owners and Annuitants are younger than age 71 on the Open Date. The HAV Value is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. The charges shown are assessed and deducted quarterly based upon the HAV Value, taken on the last day of each Contract Quarter. (See “HAV Death Benefit.”)

[6]

The ROP Death Benefits is described under “DEATH BENEFIT.” It is currently available only if all Owners and Annuitants are younger than age 71 on the Open Date. The ROP Value initially is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. The charges shown are assessed and deducted quarterly based upon the ROP Value, taken on the last day of each Contract Quarter. (See “ROP Death Benefit.”)

[7]

As discussed under “OPTIONAL LIVING BENEFIT: THE GLWB,” we have the right to increase the rate of the charge on a Step-Up. The charge shown is assessed and deducted quarterly based upon the Withdrawal Benefit Base, taken on the last day of each Contract Quarter. Your actual charges may be less than the maximum stated above. (See “Step-Up Feature.”)

[8]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: THE GLWB”)
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This amount assumes that the HAV Death Benefit (0.40%) was selected and that the GLWB (1.95%) was also selected (in addition to the 1.20% Asset Charge). We included the HAV Death Benefit fee only since the ROP Death Benefit fee is less than the HAV Death Benefit fee. This assumes the HAV Value and the GLWB’s initial Withdrawal Benefit Base are equal to the initial Purchase Payments. If the fee base changes, the charge for your HAV Death Benefit and the GLWB would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Annual Contract Fees, Variable Account annual expenses (Asset Charges), optional benefit fees, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the HAV Death Benefit and the GLWB. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Contract Fee to a percentage, the Example assumes an average Contract size of $100,000. In addition, the Example assumes no transfers were made and no premium taxes were deducted. If these expenses were considered, the expenses shown below would be higher.

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,373	$2,299	$3,444	$6,309

(2)	If you annuitize your Contract at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years
$578	$1,772	$3,015	$6,309

The fee table and Example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes (ranging from 0% to 3.5%) from Contract Value, which may be assessed upon annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus. (See “APPENDIX D - CONDENSED FINANCIAL INFORMATION.”)

THE ANNUITY CONTRACT

Delaware Life and the Variable Account offer the Contract to individuals and entities for use in connection with long term retirement planning. Annuities are long-term investment vehicles designed for retirement planning and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract.

The Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you may generally make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. When you choose Variable Account options, you assume the investment risk. When you choose Fixed Account options, we credit guaranteed interest to your Fixed Accumulation Value. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments are fixed, and not variable.

•

It also has tax deferral during the Accumulation Phase, so that you do not pay taxes on the increase in the Contract Value. You are taxed when you withdraw the Contract Value. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need to purchase an annuity contract.

•

If you elect the optional living benefit known as the GLWB, it provides annual lifetime withdrawal payments under single-coverage or spousal joint-coverage for an additional charge. You may elect the GLWB only on or before the Issue Date.

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•

It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing prior to the Issue Date one of the optional death benefits known as the HAV Death Benefit and the ROP Death Benefit for an additional charge.

•

If you so elect, during the Income Phase, it provides annuity payments to you or another Payee for life or for another period that you choose. You may choose any Annuity Payment Option only on or before the Annuity Income Date.

•

All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The Contract may be offered to personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Code. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts.” Currently, we offer Qualified Contracts only as Traditional IRAs or Roth IRAs under Section 408 and 408A of the Code. We refer to all Contracts other than Qualified Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your financial professional to decide whether any of the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders are appropriate for you based on a thorough analysis of your insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

STATE LAW VARIATIONS

Your Contract is subject to the law of the state in which it is issued. Contract provisions may vary depending on the state of issuance. Any material state variations are listed in “APPENDIX A - STATE LAW VARIATIONS.”

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone or by any other means acceptable to us. All materials transmitted to us, including Purchase Payments, must be received at our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, your authorized financial professional who is a registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing to our Service Address or by telephone at (877) 253-2323.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we receive them, in Good Order, at our Service Address or by telephone at (877) 253-2323.

However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us may be unavailable or delayed. Any telephone system or website can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

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Electronic Delivery of Contract Information

During the Accumulation Phase, we may make available for Owners the option to receive to receive prospectuses, transaction confirmations, reports and certain other communications in electronic format, instead of receiving paper copies. To enroll in this optional electronic delivery service, if available, Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, to avoid any disruption of deliveries to you. You have the right to receive a paper copy of our communications at any time, free of charge. You can stop eDelivery by updating the consent in your user profile. We are not required to offer the electronic delivery service and may discontinue it in whole or in part at any time. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December  12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account, whether or not realized, are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct.

The assets of the Variable Account are divided into Subaccounts. Each Subaccount invests exclusively in shares of a specific Fund. All amounts allocated by you to a Subaccount will be used to purchase Fund shares at their net asset value. All distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for withdrawals, annuity payments, death benefits, Contract fees, fees for any optional living benefit or death benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

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VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Subaccounts each of which invests in a single Fund. Each Fund is a mutual fund registered under the 1940 Act, or a separate series or portfolio thereof. Currently, you may select one or more Subaccounts that invest in the following Funds listed by type*:

Aggressive Allocation

MFS® Growth Allocation Portfolio

Allocation

American Funds Insurance Series®, Global Balanced Fund

BlackRock Global Allocation V.I. Fund

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Cautious Allocation

JPMorgan Insurance Trust Income Builder Portfolio

MFS® Conservative Allocation Portfolio

Commodities Broad Basket

PIMCO CommodityRealReturn® Strategy Portfolio

Emerging Markets Equity

American Funds Insurance Series®, New World Fund®

Global Equity

American Funds Insurance Series®, Global Growth Fund

MFS® Global Growth Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Global Franchise Portfolio

Global Equity Large Cap

American Funds Insurance Series®, International Fund

Global Fixed Income

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Healthcare Sector Equity

Putnam VT Global Health Care Fund

High Yield Fixed Income

Lord Abbett Series Fund, Bond Debenture Portfolio

Moderate Allocation

AB Balanced Wealth Strategy Portfolio

American Funds Insurance Series®, Asset Allocation Fund

Columbia Variable Portfolio - Asset Allocation Fund

Invesco V.I. Equity and Income Fund

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

Morgan Stanley Variable Insurance Fund, Inc., Global Strategist Portfolio

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Other Sector Equity

Morgan Stanley Variable Insurance Fund, Inc., Global Infrastructure Portfolio

Real Estate Sector Equity

MFS® Global Real Estate Portfolio

Technology Sector Equity

MFS® Technology Portfolio

US Equity Large Cap Blend

American Funds Insurance Series®, Growth-Income Fund

Goldman Sachs U.S. Equity Insights Fund

MFS® Core Equity Portfolio

Putnam VT Research Fund

US Equity Large Cap Growth

AB Large Cap Growth Portfolio

American Funds Insurance Series®, Growth Fund

Morgan Stanley Variable Insurance Fund, Inc., Growth Portfolio

US Equity Large Cap Value

Columbia Variable Portfolio - Select Large Cap Value Fund

MFS® Value Series

Putnam VT Equity Income Fund

US Equity Mid Cap

AB Small/Mid Cap Value Portfolio

Legg Mason Partners, Variable Equity Trust, ClearBridge Variable Mid Cap Portfolio

MFS® Mid Cap Growth Series

US Equity Small Cap

MFS® Blended Research® Small Cap Equity Portfolio

MFS® New Discovery Series

MFS® New Discovery Value Portfolio

US Fixed Income

Invesco V.I. Core Plus Bond Fund

Legg Mason Partners Variable Income Trust, Western Asset Core Plus VIT Portfolio

MFS® Total Return Bond Series

PIMCO Total Return Portfolio

Putnam VT Income Fund

US Money Market

MFS® U.S. Government Money Market Portfolio

*

The Company has indicated the type of Fund above according to its Morningstar category. Morningstar groups mutual funds into categories according to their actual investment style, not merely their stated investment objectives, and normally allocates funds to categories on the basis of their portfolio holdings.

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AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolio Funds. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs U.S. Equity Insights Fund. Invesco Advisers, Inc. advises the Invesco Variable Insurance Funds. J.P. Morgan Investment Management, Inc. advises the JP Morgan Insurance Trust Income Builder Portfolio. Lazard Asset Management LLC advises the Lazard Retirement Global Dynamic Multi-Asset Portfolio. Legg Mason Partners Fund Advisor, LLC advises the ClearBridge Variable Mid Cap Portfolio (sub-advised by ClearBridge Investments, LLC) and the Western Asset Core Plus VIT Portfolio (sub-advised by Western Asset Management Company, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd.) Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Bond Debenture Portfolio. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Funds, Inc. Portfolios (Morgan Stanley Variable Insurance Fund, Inc. Global Franchise Portfolio, Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio and Morgan Stanley Variable Insurance Fund, Inc. Global Strategist Portfolio are sub-advised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.) Pacific Investment Management Company LLC advises the PIMCO Portfolios. Putnam Investment Management, LLC advises the Putnam Funds and Putnam Investments Limited serves as sub-advisor. The Putnam VT Research, Putnam VT Global Asset Allocation and Putnam VT Global Health Care Funds are also sub-advised by Putnam Advisory Company, LLC.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). You should read the Fund Prospectuses carefully in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be downloaded from our website, www.delawarelife.com, or obtained without charge by calling us at (877) 253-2323 or by writing to: Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of that Fund’s prospectus.

The Funds may also be available to registered separate accounts offering variable annuity and variable life insurance products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict of interest may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of a conflict of interest, we will take any steps necessary to protect Owners, including (1) withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or (2) substitution of shares of other Funds.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to several differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing the administrative and record-keeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.30% of net assets. In like manner, the Funds pay Rule 12b-1 distribution amounts to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive 12b-1 fees,

21

combined compensation for administrative, distribution and record- keeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Funds for having a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers. These payments related to the Funds vary and may be as much as .55% of the average net assets of the Funds in the Contracts.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments and fees create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contract. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your sales person to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We may add or remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value at our discretion. In selecting the Funds and Designated Investment Options, we consider, among other things, whether a Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, distribution and support services provided by us to the Funds, or whether Fund affiliates can provide marketing and distribution support for the sale of the Contracts. We do not recommend or endorse any particular Fund, and we do not provide investment advice. You bear the risk of any decline in your Contract Value resulting from the investment performance of the Funds.

If you elect any of the GLWB, the HAV Death Benefit and ROP Death Benefit riders, we currently limit your choice of Subaccounts to the Designated Investment Options. In addition, we limit the number and type of available Designated Investment Options and impose minimum and maximum allocation requirements for each Designated Investment Option category to reduce our risk exposure in providing the guarantees associated with the GLWB, the HAV Death Benefit and ROP Death Benefit riders. These limits may reduce the return on your investment. The Designated Investment Option requirements may reduce the likelihood that the Contract Value will be reduced to zero as a result of investment performance and that we will have to make payments under the AWA settlement option. (See “DESIGNATED INVESTMENT OPTIONS.”)

THE FIXED ACCOUNT

The Fixed Account is part of our general account which is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods and the DCA program become part

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of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Accumulation Value, such as those with the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Accumulation Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. We are not, however, obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the 1940 Act. Therefore, neither the Fixed Account nor any interests therein are generally subject to regulation under the Securities Act of 1933 or the 1940 Act. The disclosures relating to the Fixed Account included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

From time to time and subject to regulatory approval, we may offer Fixed Account options with different interest guaranteed periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We, in our sole discretion, establish the interest rates for each Guarantee Period. We will not declare a rate that yields values less than those required by the state in which the Contract is issued. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the Guarantee Periods of the Fixed Account at different times may earn interest at different rates.

You may allocate your Purchase Payments, and transfer Contract Value, to Guarantee Periods of the Fixed Account that are currently available, subject to certain conditions. If you have elected the GLWB, the HAV Death Benefit, and/or the ROP Death Benefit, you may not allocate Purchase Payments, or transfer Contract Value to Guarantee Period(s) in the Fixed Account. See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS” and “PRODUCT HIGHLIGHTS: The Fixed Account Options: The Guarantee Periods.”

We do not make Asset Charge deductions from amounts in the Fixed Account to cover the mortality, administrative, distribution and other expenses we assume to provide your Contract benefits. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, a Withdrawal Charge may apply. See “CONTRACT CHARGES.”

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

If you have elected any of the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders, you may not currently allocate Purchase Payments or transfer Contract Value to Guarantee Period(s) in the Fixed Account unless you cancel the GLWB, the HAV Death Benefit and ROP Death Benefit riders.

Guarantee Periods

You may elect one or more Guarantee Periods from those we may make available. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. Guarantee Amounts already in existence will be unaffected, although the Guarantee Amounts will be transferred into a money market Subaccount at the end of the Guarantee Period unless you direct us to transfer the Guarantee Amounts into any other Subaccount(s). We may choose not to make any Guarantee Periods available at our discretion. At any time, we can reverse our decision to exercise this right.

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Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the return we earn on our investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. Our minimum Guaranteed Interest Rate will always be equal to the greater of the required minimum nonforfeiture rate and 1%. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

We may at our discretion periodically offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you may make Purchase Payments into your Contract, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins on the Issue Date and ends on the Valuation Period before your Annuity Income Date. The Accumulation Phase will end sooner if you surrender your Contract or if you die before the Annuity Income Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application in Good Order at our Service Address. We refer to this date as the Open Date. We issue your Contract within two Business Days after we receive your initial Purchase Payment and your Application is in Good Order. We refer to this date as the Issue Date.

If we receive an Application not in Good Order and we do not receive the required information or documentation within five Business Days from our receipt of your initial Purchase Payment, we will either send back your initial Purchase Payment or request your permission to keep the funds until we receive the required information or documentation. Then, when the Application is in Good Order, we will apply your Purchase Payment within two Business Days.

To purchase the Contract, all Owners must be younger than age 81 on the Open Date. The GLWB may be elected only if all Owners and Annuitants are younger than age 81 on the Open Date and older than age 45 on the Issue Date. The HAV Death Benefit and ROP Death Benefit options may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date.

Subsequent Purchase Payments will be credited to your Contract on the Business Day that we receive them in Good Order. If you have purchased a Qualified Contract, we will not accept any additional Purchase Payments after you reach age 70 1⁄2.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. The initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and the maximum annual Individual Retirement Annuity contribution under the Code for a Qualified Contract. The maximum annual Individual Retirement Annuity contribution under the Code for 2019 for traditional IRAs and Roth IRAs cannot be more on a combined basis than $6,000 ($7,000 if you are age 50 or older).

Each additional Purchase Payment must be at least $500. In addition, unless we have given our prior approval, we will not accept a Purchase Payment that would cause the total Purchase Payments to exceed $1.5 million. We will not accept a Purchase Payment after any Owner or Annuitant’s 93rd birthday. We will not accept a Purchase Payment after the third Contract Anniversary if you purchased the GLWB. We reserve the right not to accept any Purchase Payment.

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Allocation of Purchase Payments

You may allocate your Purchase Payments among the Subaccounts offered as the Variable Account options and Guarantee Periods currently available and offered as the Fixed Account options. However, any allocation to a Guarantee Period must be at least $500. We reserve the right to change this minimum amount upon written notice to you.

During the Accumulation Phase, you may specify the percentage of each Purchase Payment to be allocated to each Subaccount or Guarantee Period, if available. These percentages are called your allocation instructions. You may change your allocation instructions for future Purchase Payments by sending a notice of the change in Good Order to the Service Address. We will use your new allocation instructions for current and future Purchase Payments until we receive another change notice in Good Order.

Your Contract Value

During the Accumulation Phase, the Contract Value for any Valuation Period is equal to the Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, for that Valuation Period.

Variable Accumulation Value

Variable Accumulation Units

Your Variable Accumulation Value is the combined Contract Value in each Subaccount. We use a unit of measure called a Variable Accumulation Unit in determining that combined value. A Variable Accumulation Unit works much like a mutual fund share. We determine the value in each Subaccount by multiplying the number of your Variable Accumulation Units allocated to that Subaccount by the value of each Variable Accumulation Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Subaccount reflects the net investment performance of that Subaccount. We determine that value once on each Business Day at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the NYSE.) The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change. The Net Investment Factor represents the net investment performance of a Subaccount at the end of any Valuation Period.

We determine the value of a Variable Accumulation Unit for each Subaccount for a Valuation Period by multiplying the value of a Variable Accumulation Unit for that Subaccount for the preceding Valuation Period by the Net Investment Factor for that Subaccount for such subsequent Valuation Period. The value of a Variable Accumulation Unit for each Subaccount for any Valuation Period is the value determined as of the end of that Valuation Period and may increase, decrease or remain the same from Valuation Period to Valuation Period in accordance with the calculation of the Net Investment Factor described below.

We calculate the Net Investment Factor for any Valuation Period by dividing (a) by (b) and then subtracting (c), where:

(a)	is the net result of:

1.	the net asset value of a Fund share held in the Subaccount at the end of that Valuation Period, plus

2.	the per share amount of any dividend or other distribution made by that Fund on shares held in the Subaccount if the ex-dividend date occurs during the Valuation Period, plus or minus

3.

a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Subaccount.

(b)	is the net asset value per share of the Fund share at the end of the preceding Valuation Period; and

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(c)	is the Asset Charge factor (the mortality and expense risk charge factor) for the Valuation Period.

The Net Investment Factor may be greater than, less than, or equal to one; therefore, the Variable Accumulation Unit value may increase, decrease or remain unchanged.

Crediting Variable Accumulation Units

Any allocations to a Subaccount or Subaccounts (including Purchase Payments and transfers) will result in the purchase of Variable Accumulation Units. The number of Variable Accumulation Units that the Company credits to each Subaccount is determined by dividing the dollar amount allocated to that Subaccount by the Subaccount’s Variable Accumulation Unit value as calculated at the end of the Valuation Period when the allocation is effected.

Canceling Variable Accumulation Units

Any deductions from a Subaccount (including surrenders, partial withdrawals, death benefit payments, transfers, and fee deductions), will result in the cancellation of Variable Accumulation Units with a variable accumulation value equal to the total amount by which the Subaccount is reduced. The number of cancelled units will be determined by dividing the dollar amount deducted from that Subaccount by the Subaccount’s Variable Accumulation Unit value as calculated at the end of the Valuation Period when the deduction is effected.

Fixed Accumulation Value

Your Fixed Accumulation Value is the sum of Purchase Payments and Contract Value allocated to Guarantee Periods and the DCA program, plus interest credited on those amounts, and minus withdrawals, transfers, and any deductions for charges under the Contract taken from your Fixed Accumulation Value.

A Guarantee Period begins on the Business Day that (a) a Purchase Payment is applied to a Guarantee Period under your Contract or (b) we receive your request in Good Order to transfer Contract Value from a Subaccount or another Guarantee Period into a new Guarantee Period. Subsequent Guarantee Periods begin on the first day following the Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period and a new Guarantee Rate with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates and different Guarantee Rates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each new allocation to a Guarantee Period must be at least $500 unless it is equal to the entire Guarantee Amount being renewed.

Renewals of Guarantee Periods

At least 30 days prior to the Renewal Date of each Guarantee Period, we will provide you with notice of the upcoming expiration of the Guarantee Period. Unless you instruct us otherwise, a one-year Guarantee Period will commence

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automatically at the end of the previous Guarantee Period. If a one-year Guarantee Period is not offered by us at that time, the Guarantee Amount will be transferred automatically to a money market Subaccount. To avoid an automatic renewal or transfer on the Renewal Date, the Owner must elect, in writing prior to the Renewal Date, a different Guarantee Period from among those that the Company offers at such time, or provide written instructions to transfer all or a portion of the Guarantee Amount to one or more Subaccounts. (See “Transfers Among the Subaccounts and the Fixed Account.”)

Each new Guarantee Amount must be at least $500 unless it is equal to the entire Guarantee Amount being renewed. Automatic transfers of Guarantee Amounts into a money market Subaccount will not count as a transfer for purposes of the transfer restrictions. (See “Transfers Among the Subaccounts and the Fixed Account.”)

Transfers Among the Subaccounts and the Fixed Account

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Contract Value to one or more Subaccounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Contract Year;

•	at least 6 days must elapse between transfers to and from the Subaccounts;

•	transfers to or from Subaccounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on frequent transfers or excessive trading, which are further described below. (See “Restrictions on Frequent Transfers.”)

These restrictions do not apply to the Dollar-Cost Averaging and Portfolio Rebalancing programs. (See “Automatic Programs”)

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Restrictions on Frequent Transfers,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $25 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized financial professional, or another authorized third party may request transfers in writing at the Service Address, by telephone at (877) 253-2323 or by such other means as we may make available.

If a transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the NYSE on days that the NYSE closes before 4:00 p.m., the transfer will be priced that day. Otherwise, your transfer request will be priced on the next Business Day.

The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us are genuine. These procedures may require any person requesting a transfer to provide personal identifying information. We will not be liable for following instructions that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our frequent trading policy or the trading policy of a Fund involved in the transfer. If a transfer request is denied, we will immediately notify you and your authorized financial professional.

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We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized financial professional or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

No more than one transfer request may be made on the same Business Day regardless of whether the request is made by you, your authorized financial professional, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized financial professional, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Under certain circumstances, we may defer transfers. (See “Deferral of Payments and Transfers.”)

If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, transfers of your Contract Value among the Designated Investment Options may result in the minimum and maximum aggregate percentages in your Contract Value not being in compliance with the Min-Max Percentages. The GLWB, the HAV Death Benefit and the ROP Death Benefit riders will terminate automatically if you do not comply with these requirements. (See “DESIGNATED INVESTMENT OPTIONS.”)

Restrictions on Frequent Transfers

Delaware Life’s Restrictions

Frequent transfers of Contract Value among the Subaccounts can adversely affect the performance of the Funds underlying the Subaccounts because of the costs associated with unusual and/or large movements of cash in and out of Funds in shorter than anticipated periods of time. Frequent transfers or excessive trading can harm you and other Contract owners with allocations to the Funds underlying a Subaccount in various ways, including increasing Fund expenses. The increased Fund costs include excessive Fund transaction fees and disruption of the management of the Fund. Frequent transfers will diminish a Fund’s return and directly decrease the Subaccount’s performance. If large amounts of money are suddenly transferred into or out of a Fund, the Fund’s investment manager may be unable to effectively invest in accordance with the Fund’s investment objectives and policies. We will monitor and may modify and/or restrict your right and any authorized third party’s right to transfer among the Subaccounts if we determine, in our sole discretion, that the use of transfers among the Subaccounts may potentially harm the rights or interests of other Owners.

Delaware Life, as depositor of the Contracts, has policies and procedures designed to detect and deter frequent transfers by limiting the number and frequency of transfers of Contract Value. Currently, you may make only up to twelve (12) transfers per Contract Year and six (6) days must elapse between each transfer. We also may impose a fee of $25 per transfer. We may waive any of these restrictions at our discretion, subject to such terms and conditions as the Funds may impose. We reserve the right to impose additional administrative restrictions on third parties that engage in transfers of Contract Value on behalf of multiple Owners at one time.

We may also take the following actions (but not are obligated to) against you and any authorized third parties acting on your behalf or on behalf of multiple Owners to restrict transfers, if we determine, in our sole discretion, that you and such parties may be engaging in frequent transfers of Contract Value among the Subaccounts:

•	Limit the dollar amount and frequency of transfers;

•	Restrict the method of transfers (e.g., require that transfer requests be in writing sent to our Service Address via first class mail);

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•	Terminate or suspend the ability to transfer among Subaccounts by telephone or other means that would otherwise be permissible;

•	Reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by third parties on behalf of more than one Owner; and

•	Impose other limitations or restrictions.

Transfer limitations and other restrictions are subject to our ability to monitor transfer activity. Our ability to monitor transfer activity may be limited by operational and technological systems, as well as our ability to predict and monitor the variety of strategies that might be employed by Owners and their authorized third parties to avoid detection. There is no assurance that we will be able to monitor and stop frequent transfers of Contract Value among the Subaccounts. A failure to detect and curtail frequent transfers may result in lower performance of the Funds underlying the Subaccounts that you selected.

The Funds’ Restrictions

The Funds themselves have policies and procedures to deter frequent trading (“Fund’s Trading Policies”). We have entered into information sharing agreements with the Funds, as required by Rule 22c-2 under the 1940 Act. We are legally obligated to provide information about an Owner’s allocations into and out of a Fund underlying a Subaccount at the Fund’s request. If a Fund identifies an Owner or any authorized third party as having violated the Fund’s Trading Policies, the Fund may direct us to impose a transfer fee, or restrict or prohibit any further allocations into or out of the Fund by or on behalf of the Owner. Such a restriction may remain in place indefinitely. The Owner or authorized third party may be part of a group of other variable annuity and variable life insurance owners and shareholders that the Fund has restricted. We may not have the operational capacity to apply a Fund’s Trading Policies. If we do not have such capacity, it may result in lower performance of the Funds underlying the Subaccounts that you selected.

The Funds are available to retirement plans and other insurance companies for their variable annuity and variable life insurance contracts. These retirement plans, and insurance companies may have different procedures to monitor and deter frequent and large-scale trading or may not have any restrictions against frequent and large-scale trading. You may be harmed by frequent transfer activity related to other insurance company and retirement plan investments in the Funds.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the Withdrawal Charge or the Annual Contract Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, certain sales of larger-sized Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, financial professionals and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions and their immediate families.

Automatic Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year (See “Transfers Among the Subaccounts and the Fixed Account.”)

You, your authorized financial professional, or another authorized third party may elect and terminate your participation in any of these programs at any time by written notice to us at our Service Address or by other means approved by us.

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Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, by allocating a Purchase Payment to the Fixed Account prior to your Annuity Income Date under the 6 and 12-month DCA program. The DCA program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month. The first transfer under the DCA program will occur on the day we receive your Purchase Payment. The program continues until your Contract Value allocated to the program is depleted or you elect to stop the program.

Amounts held in the Fixed Account under the DCA program will earn interest at a rate declared by the Company. If you elect to participate in the DCA program, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and will be subject to the $500 minimum.

The main objective of the DCA program is to minimize the impact of short-term market fluctuations affecting the value of the Funds. In general, since you transfer the same dollar amount to the Subaccounts at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. It is important to understand that the DCA program does not ensure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods under the DCA program.

Systematic Withdrawal Program

You may select our Systematic Withdrawal program at any time prior to your Annuity Income Date. Under the Systematic Withdrawal program, you may determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Accumulation Value and/or Variable Accumulation Value. We reserve the right to select the day of the month that the withdrawals occur. Withdrawals may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting any withdrawal.

You should consult a qualified tax professional before choosing this optional program. We reserve the right to limit the election of this program to Contracts with a minimum Contract Value of $10,000.

Withdrawals under the Systematic Withdrawal program may significantly reduce the death benefit amount and decrease values under the GLWB by an amount that may be greater than the amount withdrawn and may cause your Contract and the GLWB, HAV Death Benefit and the ROP Death Benefit riders to terminate without value.

If you elect the GLWB, the Systematic Withdrawal program is not available after the Income Start Date. After the Income Start Date, your AWA payments may only be withdrawn under the AWA automatic withdrawal program. Under the AWA automatic withdrawal program, you will receive your AWA payments monthly. We may make other periodic payment schedules available at our discretion.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing program at any time prior to your Annuity Income Date. Under this program, we transfer funds once each Contract Quarter among all Subaccounts to maintain the percentage allocation you have selected among these Subaccounts. If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, then, once each Contract Quarter, we will automatically transfer your Contract Value among the Designated Investment Options you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED INVESTMENT OPTIONS.”) No transfers to or from any Guarantee Period are permitted while the Portfolio Rebalancing program is in effect.

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WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Contract Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want a full surrender or a partial withdrawal.

All withdrawals may be subject to a Withdrawal Charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full surrender or partial withdrawal. Withdrawals also may have adverse state and federal income tax consequences, including a 10% penalty tax. (See “TAX PROVISIONS.”) You should consult a qualified tax professional and carefully consider these tax consequences before requesting a cash withdrawal.

Full Surrenders

If you withdraw the entire Contract Value, your request will result in a full surrender of the Contract. In that event, we calculate the amount we will pay you as follows:

•

first, we determine your Contract Value as the sum of any Fixed Accumulation Value and any Variable Accumulation Value based on the price next determined for each Subaccount at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the proportionate amount of the Annual Contract Fee, if applicable;

•	we then calculate and deduct the proportionate amount of the quarterly fee for any optional living benefit and any optional death benefit, if applicable;

•	we then calculate and deduct any applicable Withdrawal Charge.

In addition, any applicable taxes will be deducted from the amount you receive. A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and the termination of any elected GMWB, HAV Death Benefit and ROP Death Benefit rider.

Partial Withdrawals

When you withdraw less than the entire Contract Value, you request a partial withdrawal. In that event, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Contract Value (thereby reducing your Contract Value by the amount of your partial withdrawal request plus any applicable Withdrawal Charge).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option, any applicable taxes will be deducted from the amount you receive.

Unless you have elected an optional living benefit or death benefit, you may specify the amount you want withdrawn from each Subaccount and/or Guarantee Amount to which your Contract is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, from each Subaccount, Guarantee Amount and Fixed Accumulation Value in the DCA program, if any, at the end of the Valuation Period during which we receive your request. If you have elected an optional living benefit or death benefit, we will deduct the total amount you request pro-rata, from each of the Designated Investments Options and Fixed Accumulation Value in the DCA program, if any, at the end of the Valuation Period during which we receive your request.

Withdrawals may significantly reduce any optional living benefit and optional death benefit values. In calculating the amount payable under the optional living benefit or death benefit, the benefit may be reduced by

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an amount that is greater than the amount by which your Contract Value is reduced by the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed descriptions of the optional living benefit and death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Contract Value being reduced to an amount less than the $2,000 minimum Contract Value, we reserve the right to treat it as a request for a full surrender of your Contract.

Time of Payment

Full surrenders and partial withdrawals will be paid within seven days after we receive your request in Good Order, except in cases where we are permitted, and choose, to defer payment under the 1940 Act and applicable state insurance law. (See “Deferral of Payments and Transfers.”)

Withdrawal Charge

We do not deduct any charge from your Purchase Payments when they are made. However, we may impose a Withdrawal Charge (also known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

The Company imposes no Withdrawal Charge on the Contract Value applied to a Fixed Annuity Payment Option.

Free Withdrawal Amount

In each Contract Year you may withdraw a portion of your Contract Value before incurring the Withdrawal Charge as described below:

The Free Withdrawal Amount is the greater of:

a)	10% of the Contract Value (computed as of the last Contract Anniversary prior to withdrawal), in any Contract Year after the first Contract Anniversary, or

b)

The RMD Amount, if any, for the current calendar year, as calculated by us under the Code and regulations. Your Contract may be subject to an RMD Amount if it was issued in connection with certain Individual Retirement Contracts or Annuities (“IRAs”), or other tax qualified plans. Only one tax year’s RMD Amount can be taken without the application of a Withdrawal Charge during any Contract Year.

The Free Withdrawal Amount will be reduced by any prior withdrawals taken during the same Contract Year.

If your Contract is a Non-Qualified Contract or a Qualified Contract from which no RMD Amount is currently due, there is no Free Withdrawal Amount in the first Contract Year.

The Free Withdrawal Amount will be reduced by any prior withdrawals taken during the same Contract Year. Any portion of the Free Withdrawal Amount that is not used during a Contract Year will not be available for use in future Contract Years.

Although there is no Withdrawal Charge for a withdrawal of the Free Withdrawal Amount, it could be subject to adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

You may withdraw the greater of the Free Withdrawal Amount or the AWA, without a Withdrawal Charge, after the Income Start Date under the GLWB.

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For an example of how we calculate the Free Withdrawal Amount see “APPENDIX C - EXAMPLES OF CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the Free Withdrawal Amount to be withdrawn first. If the amount you withdraw is more than your Free Withdrawal Amount, then that excess may be subject to a Withdrawal Charge. We will withdraw the excess, in order, first from your earliest remaining Purchase Payment no longer subject to a Withdrawal Charge and then from your earliest remaining Purchase Payment subject to a Withdrawal Charge. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, any additional amount withdrawn is not subject to a Withdrawal Charge.

Calculation of Withdrawal Charge

We calculate the amount of the Withdrawal Charge by multiplying the amount of each Purchase Payment withdrawn by its applicable Withdrawal Charge percentage. The percentage varies according to the number of years the Purchase Payment has been held in your Contract. Each Purchase Payment has its own 7-year period and for each completed year after the Purchase Payment, the Withdrawal Charge declines as shown below. If a Purchase Payment is withdrawn within one year of when it was made, it will have an 8% Withdrawal Charge. After one year, a 7% Withdrawal Charge would apply to that Purchase Payment. If the Contract Value is less than the total Purchase Payments, the Withdrawal Charge only applies to the Contract Value.

Number of Completed Years Since the Purchase Payment Has Been In Your Contract	Withdrawal Charge
0	8%
1	7%
2	6%
3	6%
4	5%
5	4%
6	3%
7 or more	0%

You may want to consider deferring a withdrawal because the Withdrawal Charge declines the longer the Purchase Payment is held in your Contract.

For additional examples of how we calculate Withdrawal Charge, see “APPENDIX B - EXAMPLES OF WITHDRAWALS, SURRENDERS AND WITHDRAWAL CHARGES.”

Withdrawals not Subject to Withdrawal Charge

Nursing Home Withdrawal Charge Waiver (“NHW”)

You may be eligible for a waiver of the Withdrawal Charge for partial withdrawals or a full surrender on or after the first Contract Anniversary under the following circumstances:

•

You (or the Annuitant if the Owner is a Non-Natural person) are confined to an Eligible Nursing Home. An “Eligible Nursing Home” is a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available daily and daily medical records are kept for each patient;

•	The confinement is for a period of 90 continuous days, or any shorter period required by the state in which your Contract is issued, beginning on or after the Issue Date; and

•	The NHW is approved by the state in which your Contract is issued. (See “APPENDIX A - STATE LAW VARIATIONS.”)

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At the time of the withdrawal or surrender request, proof (1) that the facility is an Eligible Nursing Home and (2) of the duration of the Owner’s confinement must be received by the Company on our form(s). We will provide you with a written claim form within 10 Business Days after we receive a request for a partial withdrawal or full surrender. If we do not provide a claim form within 10 Business Days, you will be deemed to have complied with the claim requirements if we receive written proof covering the occurrence, the character and the extent of the confinement for which the claim is made.

If we find proof of confinement in an Eligible Nursing Home to be insufficient, we will notify you of the denial and provide you with the opportunity to accept or reject the withdrawal or surrender proceeds, subject to all applicable Withdrawal Charge.

There is no charge for this benefit. We will terminate this benefit upon receipt of your request to terminate it or upon termination of the Contract.

Termination of the NHW will not affect the previous waiver of any Withdrawal Charge.

Terminal Illness Withdrawal Charge Waiver (“TIW”)

You may be eligible for a waiver of the Withdrawal Charge for partial withdrawals or a full surrender on or after the first Contract Anniversary under the following circumstances:

•	You (or the Annuitant if the Owner is a Non-Natural person) develop a Terminal Illness;

•	We must receive the request for waiver on our form(s);

•

We must receive proof of such Terminal Illness which shall include, but not be limited to, certification by a Licensed Physician who: (i) has examined you and is qualified to provide such certification, and (ii) is neither an Owner, an Annuitant nor a Family Member of an Owner or an Annuitant.

Terminal Illness, Family Member, and Licensed Physician are defined as follows:

Terminal Illness: any medical condition which a Licensed Physician certifies has reduced your expected life span to one year or less.

Family Member: your spouse or domestic partner, your spouse’s or domestic partner’s parents, your sons and daughters and their spouses or domestic partners, your parents and their spouses or domestic partners, your brothers and sisters and their spouses or domestic partners, your grandparents and grandchildren and their spouses or domestic partners, and any individual related to you by blood or affinity whose close association with you is the equivalent of a family relationship.

Licensed Physician: a person authorized or licensed to practice medicine in a state.

We will provide you with a written claim form within 10 Business Days after we receive a request for a partial withdrawal or full surrender. If we do not provide a claim form within 10 Business Days, you will be deemed to have complied with the claim requirements if we receive written proof covering the occurrence, the character and the extent of the Terminal Illness for which the claim is made.

We reserve the right to require a second opinion and to have you examined by a Licensed Physician of our choosing and at our expense. In the event the second opinion conflicts with the first, the second opinion controls. For state variations related to this process, see “APPENDIX A - STATE LAW VARIATIONS.”

If the Company finds proof of your Terminal Illness to be insufficient, we will notify you of the denial and provide you with the opportunity to accept or reject the withdrawal or surrender proceeds, subject to the applicable Withdrawal Charge.

There is no charge for this benefit. We will terminate this benefit upon receipt of your request to terminate it or upon termination of the Contract.

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Termination of the TIW will not affect the previous waiver of any Withdrawal Charge.

Any withdrawals under the NHW and the TIW will reduce the remaining Free Withdrawal Amount, if any, the remaining AWA, if any, the remaining Contract Value, the Withdrawal Benefit Base, if any, and the death benefit.

Other Withdrawals

We do not impose Withdrawal Charge:

•	on the AWA under the GLWB;

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Subaccounts, between the Subaccounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as part of a DCA or Portfolio Rebalancing program. (See “Automatic Programs.”)

CONTRACT CHARGES

Annual Contract Fee

During the Accumulation Phase of your Contract, we will deduct an Annual Contract Fee of $30 from your Contract Value to help cover the administrative expenses we incur related to the issuance and maintenance of Contracts. We deduct the Annual Contract Fee on each Contract Anniversary. We deduct the Annual Contract Fee pro-rata from each Subaccount and each Guarantee Amount, based on the allocation of your Contract Value on the date we deduct the Contract Fee.

If you surrender your Contract on a date other than a Contract Anniversary, we will deduct a proportionate amount of the Annual Contract Fee to reflect the time elapsed between the last Contract Anniversary and the date of the surrender.

We will not deduct the Annual Contract Fee if your Contract Value is $100,000 or more on your Contract Anniversary or on the date you surrender your Contract.

We do not deduct the Annual Contract Fee on or after the Annuity Income Date.

Asset Charge

During the Accumulation Phase, we assess an Asset Charge of 1.20% to compensate us for the mortality, administrative, distribution and other expenses we incur related to the issuance, maintenance and provision of the benefits under the Contract. The Asset Charge is designed to also compensate us for the risk that our mortality and other expense costs may exceed the Asset Charge itself. No Asset Charge is deducted during the Income Phase.

If the amount of the Asset Charge is insufficient to cover our costs resulting from these expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the Asset Charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of the Asset Charge, we not only consider our expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, and benefits we expect to pay in connection with the Contracts.

The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payments to each Annuitant determined in accordance

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with the annuity tables and other contractual provisions that cannot be changed. The administrative expense risk we assume is the risk that our actual expenses in administering the Variable Account and Contracts will be greater than anticipated and not covered by the Annual Contract Fee. Administrative expenses include issuing, servicing and administering the Contracts, regulatory compliance, and reporting functions, among others. The distribution expense risk we assume is the risk that our actual expenses in distributing the Contracts and the Variable Account will be greater than anticipated and not covered by the Withdrawal Charge. Distribution expenses include the marketing and sale of the Contracts. The expense risk we assume is that our cost of providing the GLWB, the HAV Death Benefit and the ROP Death Benefit according to the terms of the Contract will exceed the amount of the optional living benefit and death benefit charges we deduct for those benefits under the Contract.

Charges for the Optional Living Benefit

If you elect the GLWB, we will deduct a charge from your Contract Value on the last Valuation Period of each Contract Quarter while the GLWB is in effect. The maximum amount of the charge is 0.4875% of the Withdrawal Benefit Base at the end of each Contract Quarter (1.95% annually).

If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the benefit terminates.

For more information about this charge, please see “The GLWB Fee.”

Charges for the Optional Death Benefits

If you elect an optional death benefit, a quarterly fee will be deducted from the Contract Value as follows:

• HAV Death Benefit:	0.10% (0.40% annually) of the HAV Value.

• ROP Death Benefit:	0.05% (0.20% annually) of the ROP Value.

If the optional death benefit terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee from the Contract Value to reflect the time elapsed between the first day of the current Contract Quarter and the day the optional death benefit terminates.

For more information about the calculation of these charges, please see “HAV Death Benefit” and “ROP Death Benefit.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make, or the Contract Value applied to the fixed Annuity Payment Option. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Charges

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information. The MFS US Government Money Market Fund has the discretion to impose a liquidity fee on redemptions from the Fund and to implement a redemption gate that would temporarily suspend redemptions from the Fund. We will implement, administer and charge you for any such fee and restriction imposed by the Fund.

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DESIGNATED INVESTMENT OPTIONS

If you elect any of the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, your Purchase Payments and Contract Value must be allocated only to Designated Investment Options in compliance with the minimum and maximum aggregate allocation percentage requirements. The GLWB, the HAV Death Benefit and the ROP Death Benefit riders will terminate automatically if you do not comply with this requirement.

Currently, there are four categories of Designated Investment Options. The amount you may invest in each category is determined by a percentage range that we provide for each category. The sum of the percentages you invest in the categories altogether must total 100%. The current Designated Investment Options available in each category and the Min-Max Percentages for each category are shown below.

Categories	Minimum/Maximum Aggregate Allocation Percentages	Designated Investment Options
Category I	minimum 20% maximum 100%

American Funds Insurance Series®, Asset Allocation Fund

BlackRock Global Allocation V.I. Fund

Invesco V.I. Core Plus Bond Fund

JPMorgan Insurance Trust Income Builder Portfolio

Lord Abbett Series Fund, Bond Debenture Portfolio

MFS® Conservative Allocation Portfolio

MFS® U.S. Government Money Market Portfolio

MFS® Total Return Bond Series

PIMCO Total Return Portfolio

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Putnam VT Income Fund

Legg Mason Partners Variable Income Trust, Western Asset Core Plus VIT Portfolio

Category II	minimum 0% maximum 80%

AB Balanced Wealth Strategy Portfolio

AB Large Cap Growth Portfolio

American Funds Insurance Series®, Global Balanced Fund

American Funds Insurance Series®, Global Growth Fund

American Funds Insurance Series®, Growth Fund

American Funds Insurance Series®, Growth-Income Fund

Columbia Variable Portfolio - Asset Allocation Fund

Columbia Variable Portfolio - Select Large Cap Value Fund

Goldman Sachs V.S. Equity Insights Fund

Invesco V.I. Equity and Income Fund

Lazard Retirement Global Dynamic Multi-Asset Portfolio

MFS® Core Equity Portfolio

MFS® Global Growth Portfolio

MFS® Growth Allocation Portfolio

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

MFS® Value Series

Morgan Stanley Variable Insurance Fund, Inc., Global Strategist Portfolio

Putnam VT Equity Income Fund

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Research Fund

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Categories	Minimum/Maximum Aggregate Allocation Percentages	Designated Investment Options
Category III	minimum 0% maximum 25%

AB Small/Mid Cap Value Portfolio

American Funds Insurance Series®, International Fund

American Funds Insurance Series®, New World Fund®

Legg Mason Partners Variable Equity Trust, ClearBridge Variable Mid Cap Portfolio

MFS® Blended Research® Small Cap Equity Portfolio

MFS® Mid Cap Growth Series

MFS® New Discovery Series

MFS® New Discovery Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Global Franchise Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Growth Portfolio

Category IV	minimum 0% maximum 10%

MFS® Technology Portfolio

MFS® Global Real Estate Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Global Infrastructure Portfolio

PIMCO CommodityRealReturn® Strategy Portfolio

Putnam VT Global Health Care Fund

You may transfer funds within the categories as long as your allocations remain within the percentage ranges we have established and may change from time to time, and you adhere to the transfer provisions of your Contract. (See “Transfers Among the Subaccounts and the Fixed Account” and “Restrictions on Frequent Transfers.”)

Withdrawals will be taken pro-rata from each of your selected Designated Investment Options. Any additional Purchase Payments will be allocated proportionally to your current Designated Investment Options based on your current allocation instructions. At any time, you can change your allocation by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Once each Contract Quarter, we will automatically rebalance your Contract Value among the Designated Investment Options you have selected to maintain the percentage allocations you have chosen.

We may add or remove a Designated Investment Option in our sole discretion, including in the event of a fund reorganization, fund substitution, a fund liquidation or merger or to help maintain our ability to provide the guarantees under the optional living benefit and optional death benefit riders. If a Designated Investment Option is closed to new Purchase Payments, but existing Contract Value is not required to be moved from the closed Designated Investment Option, portfolio rebalancing will continue. To make an additional Purchase Payment or a transfer thereafter, you must change your allocation instructions to exclude the closed Designated Investment Option. Your entire Contract Value will then be reallocated according to your new allocation instructions.

If a Designated Investment Option is closed to new Purchase Payments and the Contract Value allocated to the closed Designated Investment Option must move to a new Designated Investment Option, we will provide you with reasonable notice (generally 30 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your optional benefits. If you do not timely reallocate your Contract Value, your rider will terminate.

We also limit the number and type of available Designated Investment Options and impose minimum and maximum allocation requirements for each Designated Investment Option category in our sole discretion to reduce our risk exposure in providing the guarantees associated with the GLWB, the HAV Death Benefit and ROP Death Benefit riders. These limits may reduce the return on your investment. The Designated Investment Option requirements may reduce the likelihood that the Contract Value will be reduced to zero as a result of investment performance and that we will have to make payments under the AWA settlement option.

The Company reserves the right, upon written notice to you, to (1) change the available Designated Investment Options, (2) change the percentages that may be allocated to the Designated Investment Options, (3) change the

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investment category classification of any Designated Investment Option, and (4) determine the appropriate investment category classification for any new Designated Investment Option. Any time there is a change in the Designated Investment Options, the Contract Value will remain in the previously available Designated Investment Options. However, if you subsequently submit a transfer request or Purchase Payment, the entire Contract Value must be reallocated only among the Designated Investment Options then available in compliance with minimum and maximum percentages then specified, in order to keep the optional benefit in force. Any transfer or allocation of Purchase Payments other than among Designated Investment Options in compliance with the permissible percentage allocations will result in termination of the GLWB, the HAV Death Benefit and the ROP Death Benefit.

OPTIONAL LIVING BENEFIT: THE GLWB

The GLWB allows you to withdraw a guaranteed amount of money each year, referred to as your Annual Withdrawal Amount or AWA, beginning on your Income Start Date. After the Income Start Date, the AWA payments continue until the death of any Owner if single-life coverage is elected except under spousal continuation, or until the death of both the Owner and the Owner’s spouse if joint-life coverage is elected. (See “Spousal Considerations - GLWB.”) Your right to take withdrawals under the GLWB continues regardless of the investment performance of the Designated Investment Options, provided that you comply with certain requirements. After your Income Start Date, the amount you can withdraw in any one Contract Year can range from 3.05% to 6.65% of your Withdrawal Benefit Base, depending on whether single- life or joint-life coverage was elected and, on your age, or the younger spouse’s age in case of joint-life coverage on the Income Start Date.

The GLWB may not be appropriate for all investors. Before purchasing the GLWB, you should carefully consider the following:

The GLWB may be appropriate for you if you are an investor who:

•	wants an opportunity for annual income to increase as you grow older.

•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your Income Start Date.

•	wants the option of spousal joint-life coverage.

•	can defer withdrawals during your early Contract Years to increase your benefit in later years.

The GLWB may be inappropriate for you if you are an investor who:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.

•	wants to allocate to the Fixed Account or Subaccounts other than Designated Investment Options.

The GLWB is inappropriate if you are an investor who:

•	wants to make additional Purchase Payments after the third Contract Year.

You may elect the GLWB, provided that:

•	all Owners and Annuitants are younger than age 81 on the Issue Date (in the case of a non-natural Owner, all Annuitants are younger than age 81 on the Issue Date); and

•	you limit the allocation of your Purchase Payments and Contract Value to the Designated Investment Options that we make available with the GLWB.

If you elect the GLWB, you may make Purchase Payments only during your first three Contract Years. After the third Contract Anniversary, any Purchase Payments you submit will be deemed “not in Good Order” and returned to you.

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To participate in the GLWB, all of your Contract Value must be invested in one or more of the Designated Investment Options at all times during the term of the GLWB. (The “term” of the GLWB is for life, unless your Withdrawal Benefit Base is reduced to zero or the GLWB is terminated or cancelled as described under “Termination of the GLWB,” “Withdrawals under the GLWB,” and “Annuitization Under the GLWB.”) The only Subaccounts that currently qualify as Designated Investment Options are listed in the section entitled “DESIGNATED INVESTMENT OPTIONS.”

Under the GLWB, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “GLWB Covered Person and Joint GLWB Covered Person.”

You may combine the GLWB with either the HAV or ROP Death Benefit. You may not elect the GLWB with an inherited Non-Qualified Contract or beneficiary IRA Contract.

On the Annuity Income Date, the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders, if elected, automatically terminate.

If you or your spouse (if joint-coverage) has not begun to take AWA payments, the GLWB rider will automatically terminate on the Annuity Income Date, subject to the following terms : (1) if your Contract Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on the Annuity Income Date, you will receive your full AWA until you die under the AWA Settlement Option; or (2) if your Contract Value and Withdrawal Benefit Base is greater than zero on the Annuity Income Date, you may elect to receive any Annuity Payment Option, which will not be less than the AWA.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any additional Purchase Payments you make during the first three Contract Years;

•	increased by any Step-Ups or Bonus Amounts as described under “How the GLWB Works;”

•	decreased proportionally by any Early Withdrawals you take as described under “Withdrawals under the GLWB;” and

•	decreased proportionally by any Excess Withdrawals you take as described under “Withdrawals under the GLWB.”

Determining Your AWA

Your AWA is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Your AWA is first determined on your Income Start Date and then on each subsequent Contract Anniversary prior to the Annuity Income Date. The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up, as shown in the table below.

Age on Your Income Start Date and any Subsequent Step-Up date*	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
<55	0.00%	0.00%
55-59	3.65%	3.05%
60-64	4.15%	3.55%
65-74 75-79 80-84 85 +	5.30% 5.65% 6.15% 6.65%	4.70% 5.05% 5.55% 6.05%

*	If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

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The Lifetime Withdrawal Percentages will not vary from the Lifetime Withdrawal Percentages disclosed in the Prospectus, or as disclosed in any Rate Sheet Supplement. Your Lifetime Withdrawal Percentage will only increase if your age at the time of the Step-Up coincides with a higher percentage as shown in the table above. (See “Step-Up Feature.”)

An increase in the Lifetime Withdrawal Percentage due to Step-Up may increase your AWA.

Your AWA equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your AWA is determined, your AWA will also change. The new AWA will be effective on the next Contract Anniversary and, at that time, will reflect any increases caused by any Purchase Payments or Step-Up during the prior Contract Year and any decreases caused by an Excess Withdrawal (described below) that were taken during the prior Contract Year. The new AWA will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.

Your AWA payments must be withdrawn under the AWA automatic withdrawal program. Under the AWA automatic withdrawal program, you will receive your AWA payments monthly. We reserve the right to select the day of the month that the AWA payments occur. We may make other periodic payment schedules available at our discretion.

How the GLWB Works

Beginning on your Income Start Date, you can take withdrawals each Contract Year totaling up to the amount of your AWA, subject to the terms and conditions discussed below. Even if your Contract Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), if your Withdrawal Benefit Base is greater than zero, you can withdraw your AWA every year until you die. AWAs will decrease your Contract Value and death benefits under the Contract. Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract without value and the GLWB. (See “Withdrawals Under the GLWB.”)

If you defer taking withdrawals during your early Contract Years, you may potentially take larger withdrawals in later Contract Years. Your AWA is not cumulative: any unused portion of your AWA in any Contract Year expires and cannot be applied to a future Contract Year.

Lifetime payments by us will be made when your Contract Value is depleted. If you take Early Withdrawals or Excess Withdrawals and/or do not satisfy other conditions of the GLWB, the guaranteed benefits of the GLWB will be reduced or eliminated.

Note also that allocating to the Fixed Account or to any Subaccount that is not a Designated Investment Option, will cancel the GLWB. (See “Termination of the GLWB.”)

Step-Up Feature and Bonus Feature

The GLWB provides a Step-Up Feature and a Bonus Feature that may increase the Withdrawal Benefit Base. We will determine eligibility for an increase to the Withdrawal Benefit Base under each of these two features on each Contract Anniversary prior to the Income Start Date. We will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two. The new Withdrawal Benefit Base will be the greater of: a) the highest adjusted quarterly Contract Value (the “HQ Contract Value”) as calculated under the Step-Up Feature; or b) the current Withdrawal Benefit Base plus any Bonus Amount available under the Bonus Feature. Note that the HQ Contract Value is determined at the end of each Contract Quarter, not each calendar quarter.

On the Income Start Date, we will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two. The new Withdrawal Benefit Base will be the greater of: a) the Contract Value; or b) the current Withdrawal Benefit Base increased proportionally by any applicable Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary. The Step-Up Feature continues in effect after the Income Start Date.

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After the Income Start Date, we will continue to determine eligibility for a Step-Up on each Contract Anniversary prior to the Annuity Income Date, and at the end of the Valuation Period immediately preceding the Annuity Income Date. The Bonus Feature is not available after the Income Start Date.

Any increase in the Withdrawal Benefit Base is subject to the maximum Withdrawal Benefit Base of $5,000,000. For purposes of determining this limit, the Company reserves the right to aggregate the Withdrawal Benefit Base with the withdrawal benefit bases of all other variable annuity contracts owned by you that have been issued by us or our affiliates.

The Step-Up will be automatic if:

•	Your Withdrawal Benefit Base is $5,000,000 or less;

•	Your HQ Contract Value is greater than your Withdrawal Benefit Base increased by any applicable Bonus Amount during the Bonus Period; and

•	The GLWB Fee Rate is not increased after the first Contract Anniversary and on and after any Contract Anniversary thereafter.

The Step-Up will not be automatic if:

•	Your Contract Value is more than $5,000,000;

•	Your HQ Contract Value is less than your Withdrawal Benefit Base (increased by any applicable Bonus Amount during the Bonus Period); and

•	If the GLWB Fee has increased on the second Contract Anniversary and any Contract Anniversary thereafter.

Step-Up Feature

On each Contract Anniversary prior to the Annuity Income Date, we will compare the current Withdrawal Benefit Base to the HQ Contract Value for the Contract Year just ended. The Withdrawal Benefit Base will be eligible for a Step-Up if the HQ Contract Value is higher than the current Withdrawal Benefit Base. If the Step-Up is applied, the Withdrawal Benefit Base will be increased to equal the HQ Contract Value. If the Step-Up is applied prior to the Income Start Date, then a new Bonus Period will start on the Step-Up Date, with a Bonus Base equal to the new Withdrawal Benefit Base.

After the Income Start Date, we will continue to determine whether your Withdrawal Benefit Base is eligible for a Step-Up on each Contract Anniversary until the Annuity Income Date. There are no Bonus Periods after the Income Start Date.

The Step-Up will be applied automatically when there is no Bonus Period in effect. During any Bonus Period, however, the new Withdrawal Benefit Base will be the higher of: a) the HQ Contract Value as calculated under the Step-Up Feature; or b) the current Withdrawal Benefit Base plus the Bonus Amount under the Bonus Feature, as further described below.

To determine the HQ Contract Value for the Contract Year just ended, we first record the Contract Value at the end of each Contract Quarter during the prior Contract Year. We then increase each of these recorded quarter-end Contract Values for each Purchase Payment made and decrease them for each withdrawal taken after the end of the applicable Contract Quarter. A withdrawal that is not an Early Withdrawal or an Excess Withdrawal will decrease the recorded quarter-end Contract Values by the amount of the withdrawal. Early Withdrawals and Excess Withdrawals will decrease the recorded quarter-end Contract Values proportionally in the same manner that the Withdrawal Benefit Base is decreased by such withdrawals. After all Purchase Payments and withdrawals are taken into account, the HQ Contract Value is set to the greatest of these four-adjusted quarter-end Contract Values.

If the Income Start Date is not a Contract Anniversary, we will compare the current Withdrawal Benefit Base to the Contract Value. The Withdrawal Benefit Base will then be adjusted to equal the Contract Value, if higher. The adjustment will be applied automatically when there is no Bonus Period in effect. During any Bonus Period, however,

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the new Withdrawal Benefit Base will be the higher of: a) the Contract Value; or b) the current Withdrawal Benefit Base plus a proportional Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary.

When a Step-Up occurs, your Lifetime Withdrawal Percentage will increase if your age at the time of the Step-Up coincides with a higher Lifetime Withdrawal Percentage as shown in the table under “Determining Your AWA.”

We reserve the right to increase the GLWB Fee Rate when a Step-Up occurs. Any Step-Up will automatically occur unless a GLWB Fee Rate increase is applicable. If a GLWB Fee Rate increase is applicable, then we will send notice to you. If we receive your written consent to the rate increase prior to the end of the Contract Quarter immediately following the Contract Anniversary, the Step-Up will occur as of the Contract Anniversary. The increased GLWB Fee Rate will be applied on the last day of that Contract Quarter. If your consent is not timely received by us, the GLWB Fee increase will not apply, no Step-Up will occur, and no additional Step-Ups will be permitted.

The GLWB, including the Step-Up Feature, will terminate automatically on the Annuity Income Date, as described under “Optional Living Benefit: The GLWB.”

Bonus Feature

On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Currently, the Bonus Rate is 6.25%. On each Contract Anniversary during a Bonus Period, the Withdrawal Benefit Base will be increased by the greater of a Step-Up, if any, as described above, or the Bonus Amount. In the event of a Step-Up, the Bonus Base will also be increased to equal the new Withdrawal Benefit Base, and a new Bonus Period will begin on the Step-Up Date.

The Bonus Rate applicable to your Contract will not vary from the percentage disclosed in the Prospectus or as disclosed in any Rate Sheet Supplement.

The Bonus Base is not available for withdrawal, full surrender, as a death benefit, or for application to any Annuity Payment Option. After the Income Start Date, the Bonus Base is no longer calculated or maintained for any purpose.

On the Issue Date, the Bonus Base is equal to the Withdrawal Benefit Base. During the Bonus Period, the Bonus Base is increased by any additional Purchase Payments and decreased proportionally for any Early Withdrawals in the same manner that the Withdrawal Benefit Base is decreased by such withdrawals. In the event of a Step-Up, the Bonus Base will also be increased to equal the new Withdrawal Benefit Base, and a new Bonus Period will begin on the Step-Up Date.

If the Income Start Date is not a Contract Anniversary, the Withdrawal Benefit Base will be increased to the greater of: a) the Contract Value, as described above; or b) the current Withdrawal Benefit Base plus a proportional Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary.

The Bonus Feature terminates automatically on the Income Start Date, after the addition of any Bonus Amount to the Withdrawal Benefit Base.

Here is an example of how the GLWB works.

Assume the following:

•

You are age 65 when your Contract is issued with a Purchase Payment of $100,000 and you elected the GLWB with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)

•	Your Withdrawal Benefit Base and your Bonus Base are equal to your initial Purchase Payment of $100,000.

•	On your Income Start Date, you can withdraw your AWA each Contract Year without reducing your Withdrawal Benefit Base on or after the Income Start Date.

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•

The investment performance of your Designated Investment Options equals or offsets Contract expenses, i.e., your Contract Value remains constant throughout the life of your Contract, except for Contract Year 2.

•	During the Bonus Period, your Withdrawal Benefit Base will increase by your Bonus Amount each Contract Year in the Bonus Period.

•

Your Contract Value has grown to $125,000 by the beginning of Contract Year 3 due to positive investment performance of the Designated Investment Options. Your Contract is therefore eligible for an automatic Step-Up of its Withdrawal Benefit Base and Bonus Base.

•

The GLWB Fee Rate has not increased and therefore an automatic Step-Up will be applied to increase your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Bonus Base will be $125,000, and your Bonus Period will now end on your 12th Contract Anniversary (i.e., 10 years after the Step-Up).

•	No Bonus Amount is applied in Contract Years 13 or 14 as you are not in a Bonus Period.

•

Your Contract Value has grown to $225,000 by the beginning of Contract Year 15 due to positive investment performance of the Designated Investment Options in Contract Year 14. Your Contract is eligible for an automatic Step-Up of its Withdrawal Benefit Base to $225,000 and a new Bonus Period will begin.

•	You select your Income Start Date on your 83rd birthday in Contract Year 18. Your Lifetime Withdrawal Percentage is 6.15%. Your AWA will be 6.15% of your Withdrawal Benefit Base.

•	So, you can withdraw $15,567 each Contract Year after the Income Start Date without reducing your Withdrawal Benefit Base.

Your Income Start Date will depend upon your own situation. You should discuss your GLWB with your financial professional.

All values shown are as of the beginning of the Contract Year.

Contract Year	Contract Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	n/a	$0
2	$100,000	$106,250	$100,000	n/a	$0
3	$125,000	$125,000	$125,000	n/a	$0
4	$125,000	$132,813	$125,000	n/a	$0
5	$125,000	$140,625	$125,000	n/a	$0
6	$125,000	$148,438	$125,000	n/a	$0
7	$125,000	$156,250	$125,000	n/a	$0
8	$125,000	$164,063	$125,000	n/a	$0
9	$125,000	$171,875	$125,000	n/a	$0
10	$125,000	$179,688	$125,000	n/a	$0
11	$125,000	$187,500	$125,000	n/a	$0
12	$125,000	$195,313	$125,000	n/a	$0
13	$125,000	$203,105	n/a	n/a	$0
14	$125,000	$203,105	n/a	n/a	$0
15	$225,000	$225,000	$225,000	n/a	$0
16	$225,000	$239,063	$225,000	n/a	$0
17	$225,000	$253,125	$225,000	n/a	$0
18	$225,000	$253,125	n/a	$15,567	$15,567
19	$210,015	$253,125	n/a	$15,567	$15,567
20	$195,030	$253,125	n/a	$15,567	$15,567
21	$180,045	$253,125	n/a	$15,567	$15,567
22	$165,060	$253,125	n/a	$15,567	$15,567

If a different Bonus Rate applied, the numbers in the above example would be different.

Delaying the Income Start Date has the potential to increase the future AWA due to the Bonus Amounts applied to the Withdrawal Benefit Base during the Bonus Period and the potential for a Step-up. Once you start taking your AWA,

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delaying or not taking subsequent AWAs will not increase your future AWA because any unused portion of your AWA in any Contract Year cannot increase your AWA in any future Contract Year.

The total amount paid under the GLWB will depend upon the Income Start Date, the age of the GLWB Covered Person(s) on the Income Start Date, the investment performance of the Designated Investment Options and how long the GLWB Covered Person(s) live(s).

Withdrawals Under the GLWB

While the GLWB is in effect, you may not choose the Designated Investment Options and the Fixed Accumulation Value in the DCA program, if any, from which a partial withdrawal will be deducted. All withdrawals, including the Free Withdrawal Amount, the RMD Amount and the AWA, will be deducted pro-rata from each Designated Investment Option and the Fixed Accumulation Value in the DCA program, if any, to which the Contract Value is allocated on the effective date of the withdrawal.

Withdrawals On or After the Income Start Date

Starting on your Income Start Date and continuing to your Annuity Income Date, you may take withdrawals totaling up to your AWA each Contract Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Contract Value by the dollar amount of the withdrawal but will not change your Withdrawal Benefit Base. Withdrawals in any Contract Year are subject to a Withdrawal Charge only to the extent they are in excess of the greatest of:

•	the Free Withdrawal Amount permitted under the Contract (See “Free Withdrawal Amount” under “Withdrawal Charge.”)

•	your RMD Amount (subject to conditions discussed under “Tax Issues Under the GLWB”); and

•	your AWA.

Excess Withdrawals

After the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the higher of the AWA and the RMD Amount in any Contract Year. Your Withdrawal Benefit Base and your AWA for each subsequent Contract Year will be reduced by an Excess Withdrawal. Excess Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Excess Withdrawals.

If you take an Excess Withdrawal, your Withdrawal Benefit Base will be reduced according to the following formula:

Your new Withdrawal Benefit Base = A x (1 – (B/C))

Where:

	A	=	Your Withdrawal Benefit Base before the Excess Withdrawal.

	B	=	The amount of the Excess Withdrawal, including any Withdrawal Charge.

	C	=	Your Contract Value immediately prior to the Excess Withdrawal.

Assuming the facts in the example above:

•	You take two withdrawals in Contract Year 18: a $10,000 withdrawal and then an $8,000 withdrawal.

•	Your first withdrawal reduces your Contract Value to $215,000. It does not reduce your Withdrawal Benefit Base because it is not in excess of your AWA.

•	Your second withdrawal (when combined with the first) is in excess of $15,567, which is the AWA. The amount of the Excess Withdrawal is $2,433 ($18,000-$15,567 = $2,433.)

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After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your New Withdrawal Benefit Base	=	$253,125 x (1 - $2,433/$215,000)

	=	$253,125 x (1 - 0.01132)

	=	$253,125 x (0.98868)

	=	$250,261

Beginning on your Contract Anniversary and going forward, your new AWA will be reduced to 6.15% of your new Withdrawal Benefit Base, or $15,391.

You should be aware that if your Contract Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and benefits thereunder.

Early Withdrawals

Before the Income Start Date, any withdrawals, including RMD withdrawals and Free Withdrawal Amounts, are Early Withdrawals in any Contract Year. Accordingly, your Withdrawal Benefit Base and your Bonus Base will be reduced by Early Withdrawals. Your Withdrawal Benefit Base and your Bonus Base will be reduced by Early Withdrawals using the following formula:

Your new Bonus Base	=	A x (1 – (B/C))

Your new Withdrawal Benefit Base	=	A x (1 – (B/C))

Where:

	A	=	Your Bonus Base or Withdrawal Benefit Base before the Early Withdrawal.

	B	=	The amount of the Early Withdrawal, including any Withdrawal Charge

	C	=	Your Contract Value immediately prior to the Excess Withdrawal.

Using the facts of the above example, assume that in Contract Year 9, your Contract Value is $125,000 and you withdraw $10,000. This withdrawal is an Early Withdrawal under the GLWB. This Early Withdrawal reduces your Withdrawal Benefit Base and Bonus Base, if applicable, as follows:

Your New Bonus Base =	=	$125,000 x (1 - $10,000/$125,000)

	=	$125,000 x (1 - 0.08)

	=	$125,000 x (0.92)

	=	$115,000

Your New Withdrawal Benefit Base =	=	$171,875 x (1 - $10,000/$125,000)

	=	$171,875 x (1 - 0.08)

	=	$171,875 x (0.92)

	=	$158,125

In the above example, your AWA is not payable because you have not elected your Income Start Date.

If a different Bonus Rate applied, the numbers shown in the above example would be different.

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Early Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Early Withdrawals.

Early Withdrawals could severely reduce, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and all benefits thereunder.

In addition to reducing your benefits under the GLWB, any withdrawal before you reach age 59 1⁄2 could result in adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

Depleting Your Contract Value

If your Contract Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal, then your Withdrawal Benefit Base and the Bonus Base will each also be reduced to zero and your Contract and all benefits thereunder will terminate.

If, on the other hand, your Contract Value is reduced to zero through any combination of negative investment performance of the Designated Investment Options, Contract charges, and withdrawals other than Early Withdrawals or Excess Withdrawals, your Withdrawal Benefit Base will not be reduced, although no further Bonus Amounts or Step-Ups will apply. All rights and benefits under the Contract will terminate except for the right to receive future payments under the GLWB. Regardless of your age on the day the Contract Value is reduced to zero, the GLWB Covered Person or the surviving GLWB Covered Person will be entitled to receive the AWA each year under the AWA settlement option.

The GLWB Fee

The GLWB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by multiplying the GLWB Fee Rate by the Withdrawal Benefit Base. The GLWB Fee Rate, currently 0.30% (1.20% annually) of your Withdrawal Benefit Base, will not exceed the maximum GLWB Fee Rate of 0.4875% (1.95% annually). On the last day of the final Contract Quarter in any Contract Year, the Withdrawal Benefit Base for the purpose of calculating the GLWB Fee will include any Step-Up or Bonus Amount that is added to the Withdrawal Benefit Base on the Contract Anniversary. The GLWB Fee is deducted pro-rata from each Designated Investment Option to which the Contract Value is allocated on the last day of each Contract Quarter. If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the GLWB Fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the GLWB terminates. After the GLWB is terminated, the GLWB Fee is also terminated.

The Company reserves the right to increase the GLWB Fee Rate. (See “Step-Up Feature.”)

Your GLWB Fee will not change during a Contract Year, unless you take one of the following specific actions:

•

If you make additional Purchase Payments during the Contract Year, you will increase your Withdrawal Benefit Base and thus your GLWB Fee, because your GLWB Fee is calculated as a percentage of your Withdrawal Benefit Base.

•

If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Withdrawal Benefit Base and thus your GLWB Fee, because your GLWB Fee is calculated as a percentage of your Withdrawal Benefit Base.

We will continue to deduct the GLWB Fee until the earliest of your Annuity Income Date, the date on which your Contract Value reduces to zero, or your GLWB is terminated. (See “Termination of the GLWB.”) The GLWB Fee will not vary from the GLWB Fee disclosed in the Prospectus or as disclosed in any Rate Sheet Supplement.

GLWB Covered Person and Joint GLWB Covered Person

Eligibility to be the GLWB Covered Person or Joint GLWB Covered Person and elect joint-life coverage is based on the Contract’s ownership on the Income Start Date.

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An Owner that is not a natural person must name an Annuitant as the GLWB Covered Person for single-life coverage. To elect joint-life coverage:

•	The Annuitant(s) must be the GLWB Covered Person or the Joint GLWB Covered Person;

•	The GLWB Covered Person and the Joint GLWB Covered Person must be spouses recognized as such under federal tax laws;

•	The GLWB Covered Person will be the younger of the spouses; and

•	The Annuitant’s spouse must be the sole Beneficiary under the Contract.

An individual Owner who is a natural person must also be the GLWB Covered Person if he or she elects single-life coverage.

If an individual Owner elects joint-life coverage:

•	The GLWB Covered Person and the Joint GLWB Covered Person must be spouses recognized as such under federal tax laws;

•	The Owner must be either the GLWB Covered Person or the Joint GLWB Covered Person;

•	The GLWB Covered Person will be the younger of the spouses; and

•	The Owner’s spouse must be the sole Beneficiary under the Contract.

The Contract may have two Owners who are spouses recognized as such under federal tax laws. In this circumstance, the two Owners may elect:

•	Single-life coverage with the younger Owner named as the GLWB Covered Person; or

•	Joint-life coverage with the younger Owner as the GLWB Covered Person and the other Owner as the Joint GLWB Covered Person.

Since the younger spouse must be at least age 55 on the Income Start Date, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under the GLWB can be made.

If the Owner is not a natural person and the Annuitant marries prior to the Income Start Date, then subject to our approval, the Annuitant’s spouse may be added to the Contract as an Annuitant and may then be eligible to be a GLWB Covered Person or Joint GLWB Covered Person. If the Owner is a natural person and the Owner marries prior to the Income Start Date, the Owner’s spouse may be added to the Contract as an Owner, as an Owner and Annuitant, or as the sole Beneficiary, and will then be a GLWB Covered Person or Joint GLWB Covered Person.

Effect of Divorce on the GLWB

The divorce of an Owner may affect the status of the GLWB.

Prior to the Income Start Date:

If divorce occurs prior to the Income Start Date, then the GLWB will be available with single-life coverage based on the GLWB Covered Person on the Income Start Date. If the Owner subsequently remarries, the GLWB will also be available with joint-life coverage based on the GLWB Covered Person and the Joint GLWB Covered Person on the Income Start Date

On or after the Income Start Date with single-life coverage:

If divorce occurs on or after the Income Start Date, the GLWB will remain in force as long as the GLWB Covered Person remains an Owner of the Contract and all other GLWB requirements continue to be met.

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On or after the Income Start Date with joint-life coverage:

If divorce occurs on or after the Income Start Date and the GLWB Covered Person and Joint GLWB Covered Person are no longer spouses, the GLWB will remain in force with single-life coverage as long as the GLWB Covered Person or Joint GLWB Covered Person remains an Owner of the Contract and all other GLWB requirements, such as the minimum and maximum allocation requirements for each Designated Investment Option category, continue to be met. The Lifetime Withdrawal Percentage will not change and the GLWB will terminate upon the death of any Owner.

You may remove an Owner from the Contract upon divorce. If an Owner is removed, the remaining/new Owner becomes the GLWB Covered Person. The Lifetime Withdrawal Percentage will not change and the GLWB will terminate upon the death of the Owner.

Division of the Contract:

In the event of a divorce, if there is a court order, property settlement agreement or other document requiring the division, transfer, or split of the Contract, such division, transfer, or split will be considered a withdrawal for all purposes under the Contract and as such may adversely affect the benefits available under the GLWB. If the withdrawal occurs prior to the Income Start Date, it will be considered an Early Withdrawal. If the withdrawal occurs on or after the Income Start Date and exceeds the AWA, the amount of the excess will be considered an Excess Withdrawal.

Death of Owner

The GLWB terminates on the Death Benefit Date unless:

An Owner dies before the Income Start Date and the surviving spouse, as sole Beneficiary under the Contract, elects to continue the GLWB along with the Contract instead of receiving the death benefit proceeds.

If an Owner who is the GLWB Covered Person or Joint GLWB Covered Person dies after the Income Start Date, and joint-life income was elected, then the spouse, as sole Beneficiary under the Contract, can continue the GLWB and the Contract and continue to receive the AWA for the rest of his or her life.

If the Owner is not a natural person, the death of an Annuitant is treated as the death of the Owner. In this case, if the Contract is eligible for spousal continuation under federal tax laws, then the GLWB may continue as follows:

1.	If an Annuitant dies before the Income Start Date, the surviving spouse may continue the GLWB along with the Contract; or

2.

If an Annuitant who is the GLWB Covered Person or Joint GLWB Covered Person dies after the Income Start Date, and joint-life income was elected, then the surviving spouse can continue the GLWB and the Contract and continue to receive the AWA for the rest of his or her life.

In order to ensure that the AWA continues after the death of an Owner, you must elect a joint-life coverage on the Income Start Date and the GLWB Covered Person and the Joint GLWB Covered Person must be spouses to preserve the availability of the GLWB after the death of an Owner. In addition, the spouses must be joint Owners, or the spouse of the Owner must be the sole Beneficiary.

The right to continue the GLWB upon spousal continuation of the Contract may be exercised only once. If the surviving spouse remarries and then dies, the Contract may be continued by the spouse if he or she is the sole Beneficiary, but the GLWB may not be continued.

Spousal Considerations - GLWB

Death of the GLWB Covered Person with Single-Life Coverage

If you elect single-life coverage on the Income Start Date, the GLWB terminates on the death of the GLWB Covered Person and the Beneficiary may elect to exercise any of the available options under the death benefit provisions of the Contract.

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Note that single-life coverage may be inappropriate for Joint Owners that are spouses, because the GLWB will end if the GLWB Covered Person dies after the Income Start Date. Note also that Beneficiaries who are not spouses cannot continue the Contract or the GLWB under the Contract. (See “Spousal Considerations - GLWB.”)

Death of the GLWB Covered Person with Joint-Life Coverage

We do not permit the election of the joint-life coverage unless the GLWB Covered Persons are spouses recognized as such under federal tax laws on the Income Start Date.

If you elect joint-life coverage on the Income Start Date and a spouse dies, the GLWB will continue, provided that the surviving spouse, as the sole primary Beneficiary, continues the Contract. In such case:

•	No death benefit will be paid until the surviving spouse’s subsequent death;

•

The Withdrawal Benefit Base and the Bonus Base will remain unchanged (in the absence of subsequent Purchase Payments during the first three Contract Years and Withdrawals) until the next Contract Anniversary when a Step-Up could apply due to an increase in Contract Value (See “Step-Up Feature.”);

•	If AWA withdrawals have not begun before the spouse dies, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the Income Start Date; and

•	If AWA withdrawals under the GLWB have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the spouse.

At the death of the surviving spouse, the GLWB will terminate.

If you selected joint-life coverage and your surviving spouse does not continue the Contract, he or she may elect any available option under the death benefit provisions of the Contract.

Annuitization Under the GLWB

Under the terms of the GLWB, if your Contract Value is greater than zero on your Annuity Income Date, you may elect:

(1)	to surrender your Contract and receive your Surrender Value, or

(2)	to apply your Contract Value, less any applicable premium taxes and similar taxes, to anyone of the then currently available Annuity Payment Options, or

(3)	the AWA settlement option.

If you make no election and you elected single-life coverage, we will apply your Contract Value, less any applicable premium tax or similar tax, to a Life Annuity with a 10-Year Period Certain with an annualized annuity payment of not less than your then current AWA. If joint-life coverage is in effect, we will annuitize your remaining Contract Value with joint-life coverage and an annualized annuity payment of not less than your then current AWA.

If your Contract Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Annuity Income Date, you will receive your full AWA until you die under the AWA Settlement Option. (See “Withdrawals under the GLWB” and “Annuitization under the GLWB.”) “Depleting Your Contract Value” and “AWA Settlement Option.”

AWA Settlement Option

You may elect the AWA settlement option after the Income Start Date and prior to the Maximum Annuity Income Date.

At the end of the Valuation Period immediately preceding the Annuity Income Date, if the Contract Value is higher than the Withdrawal Benefit Base, the Withdrawal Benefit Base will then be adjusted to equal the higher Contract

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Value. The payments under the AWA settlement option will then be calculated based on the higher Withdrawal Benefit Base.

The AWA settlement option will be applied automatically if your Contract Value is reduced to zero prior to the Annuity Income Date for any reason other than an Early Withdrawal or an Excess Withdrawal. In that event, all rights and benefits under the Contract will terminate except for the right to receive future payments under the AWA settlement option.

In either case, any remaining AWA payments for the current Contract Year will be distributed as a lump sum. The AWA settlement option will then go into effect on the next Contract Anniversary, and we will convert your right to withdraw the AWA into automatic monthly payments.

The AWA settlement option provides automatic monthly payments equal to the most-recently calculated AWA divided by 12 for each Contract Year during the life of the GLWB Covered Person or, if joint-life coverage has been elected, for the lifetime of the last survivor of the GLWB Covered Person and the Joint GLWB Covered Person.

Payments under the AWA settlement option will only be made monthly. We will not accept any additional Purchase Payments after the AWA settlement option goes into effect.

Termination of the GLWB

The GLWB will terminate immediately upon the occurrence of the earliest of:

•	The date we approve your request to terminate the GLWB;

•	The date of any transfer or allocation of Purchase Payments other than to Designated Investment Options in accordance with the permissible percentage allocations;

•	The date the Withdrawal Benefit Base is reduced to zero as a result of an Early Withdrawal or Excess Withdrawal;

•	An ownership change that has the effect of changing the GLWB Covered Person(s) except as described above in the “Effect of Divorce on the GLWB” and “Death of Owner” provisions;

•	The Annuity Income Date*; or

•	Termination of the Contract.

*	Note that the Maximum Annuity Income Date permitted under the Contract is the first day of the month following the Annuitant’s 100th birthday. (See “Your Annuity Income Date.”)

Tax Issues Under the GLWB

Certain state and federal tax provisions may be important to you in connection with the GLWB. It is not clear whether withdrawals after the Income Start Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments under the GLWB after the Contract Value is zero as annuity payments for tax purposes.

A Qualified Contract other than a Roth IRA is subject to certain required minimum distribution (RMD) provisions imposed by the Code and IRS regulations. These RMD provisions require that an amount be distributed from your IRA each year, beginning generally in the calendar year in which you attain age 70 1⁄2. Your failure to withdraw your yearly RMD Amount from your IRA could result in adverse tax treatment. We determine a yearly RMD Amount for your Contract only, and not for your other tax-qualified investments. We will notify you of the RMD Amount for your Contract in January of each year.

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After the Income Start Date, the GLWB permits you to withdraw your RMD Amount each year without reducing your Withdrawal Benefit Base. RMD Amounts withdrawn prior to the Income Start Date are considered Early Withdrawals that will reduce the Withdrawal Benefit Base and the Bonus Base proportionally as the RMD Amounts reduce the Contract Value dollar-for-dollar.

Currently, any withdrawal in excess of the AWA that is taken to satisfy the RMD Amounts will not be treated as an Excess Withdrawal if the withdrawal is taken after the Income Start Date. However, if there is any material change to the current Code or IRS regulations governing the timing or determination of RMD Amounts, then we reserve the right to treat any withdrawal greater than the AWA as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base. (See “U.S. Federal Income Tax Provisions.”)

DEATH BENEFIT

If you die during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies). If there is more than one Owner, we may pay a death benefit upon the death of the first Owner. If the Owner is not a natural person, the Annuitant is considered the Owner for the purpose of this death benefit provision.

If the death of the Owner occurs on or after the Annuity Income Date, no death benefit will be payable except as may be provided under the Annuity Payment Option elected.

If your surviving spouse is the sole designated Beneficiary and elects to continue the Contract in his or her own name as Owner, the death benefit will be payable only upon your surviving spouse’s subsequent death.

To be a Beneficiary, a natural person Beneficiary must be alive on the date of death of the Owner (or the Annuitant if the Owner is not a natural person). If there are multiple beneficiaries, the designated Beneficiary is determined according to the order below:

1.	the surviving Owner, if a natural person, then

2.	the primary Beneficiary(ies), then

3.	the contingent Beneficiary(ies), and then

4.	the Owner’s estate or the Owner if the Owner is not a natural person.

Multiple Beneficiaries in the same class (primary or contingent) share equally unless you direct otherwise. However, if a natural person Beneficiary is not alive and there are other Beneficiaries in the same class that are alive, the death benefit will be shared among the other Beneficiaries of the same class unless you instruct us otherwise.

Each Beneficiary’s share of the death benefit will remain allocated in accordance with the allocations you made until the Valuation Period in which we receive Due Proof of Death from that Beneficiary, except that any Contract Value allocated to the Fixed Account will be re-allocated to a money market Subaccount on the Death Benefit Date. Each Beneficiary’s share of the death benefit is subject to, and will change in value based upon, the investment experience of the Subaccounts to which the Beneficiary’s share is allocated. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of the Death Benefit

We calculate the amount of the death benefit on the Death Benefit Date, which is the first date we receive Due Proof of Death from at least one Beneficiary. On the Death Benefit Date, the basic death benefit is equal to the Contract Value.

Optional Death Benefits

You may enhance the basic death benefit by electing one of the two optional death benefits: the HAV Death Benefit or the ROP Death Benefit. You must make your election on or before the Issue Date. You will pay a charge for the

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optional death benefit. (See “Charges for the Optional Death Benefits.”) The HAV Death Benefit or the ROP Death Benefit may be elected only if all Owners and Annuitants are younger than age 71 on the Open Date. You may not elect an optional death benefit after the Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described below.

HAV Death Benefit

Under the HAV Death Benefit the death benefit will be the higher of:

•	the Contract Value on the Death Benefit Date, and

•

the HAV Value which is the higher of (i) the total Purchase Payments, adjusted as described below for any partial withdrawals; and (ii) the highest Contract Value on any Contract Anniversary before the HAV Covered Person’s 81st birthday, adjusted as described below for any Purchase Payments and any partial withdrawals made between such Contract Anniversary and the Death Benefit Date.

The HAV Covered Person is the oldest Owner, or the oldest Annuitant if the Owner is not a natural person, on the Issue Date, unless the surviving spouse continues the Contract as the new HAV Covered Person.

If the HAV Value is higher than the Contract Value as of the Death Benefit Date, the Company will allocate an additional amount equal to the difference between the Contract Value and the HAV Value to the Subaccounts based on their respective values as of the Death Benefit Date except in the case of spousal continuation.

If any Purchase Payments are made after the highest Contract Value has been determined but before the Owner’s death, then the total Purchase Payments used to calculate the HAV Value will be increased by the amount of each Purchase Payment on the date it is received.

HAV Death Benefit Example (With No Withdrawals):

Assume:

•	You elected the HAV Death Benefit

•	An initial Purchase Payment of $60,000.

•	The HAV Covered Person, the oldest Owner, is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.

•	No withdrawals are taken during Contract Years 1-8.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $135,000.

•	The adjusted Purchase Payment value on the Death Benefit Date is $100,000.

•

The highest Contract Value is $145,000 as determined on the eighth Contract Anniversary. The additional Purchase Payment of $40,000 is made on any Contract Anniversary before the highest Contract Value is determined.

•	There is no additional Purchase Payment after the highest anniversary Contract Value is determined. So, there will be no adjustment to the total Purchase Payments for any subsequent Purchase Payment.

The Death Benefit Amount will be the greatest of:

Contract Value on the Death Benefit Date	=	$135,000

Total Purchase Payments, adjusted for partial withdrawals	=	$100,000

Highest Contract Value on any Contract Anniversary	=	$145,000

The HAV Death Benefit Payable to the Beneficiary (ies)	=	$145,000

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ROP Death Benefit

Under the ROP Death Benefit, the death benefit will be the higher of:

(a)	The Contract Value; and

(b)	The ROP Value which is total Purchase Payments; adjusted as described below for any partial withdrawals.

If the ROP Value is higher than the Contract Value as of the Death Benefit Date, the Company will allocate an additional amount equal to the difference between the Contract Value and the ROP Value to the Subaccounts based on their respective values as of the Death Benefit Date except in the case of spousal continuation.

ROP Death Benefit Example (With No Withdrawals):

Assume:

•	You elected the ROP Death Benefit.

•	An initial Purchase Payment of $60,000.

•	The ROP Covered Person, the oldest Owner, is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.

•	No withdrawals are taken during Contract Years 1-8.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $70,000.

•	The ROP Value is the adjusted Purchase Payments of $100,000.

The Death Benefit Amount will be the greatest of:

Contract Value	=	$70,000

Total Purchase Payments, adjusted for partial withdrawals	=	$100,000

The ROP Death Benefit Payable to the Beneficiary(ies)	=	$100,000

Impact of Partial Withdrawals under the Optional Death Benefits

If any partial withdrawals are made, each partial withdrawal will reduce the value of your optional death benefit in the same proportion as the Contract Value is reduced by the partial withdrawal. The reduction in the value of your optional death benefit may be more than the amount of the partial withdrawal.

A partial withdrawal will reduce the value of your optional death benefit such that the value of your optional death benefit after the withdrawal is equal to:

A x (1 – (B/C))

Where:

•	A is the value of the optional death benefit before the partial withdrawal;

•	B is the amount of the partial withdrawal including any Withdrawal Charge; and

•	C is the Contract Value before the partial withdrawal.

While the optional death benefit is in effect, you may not choose the Designated Investment Options from which the partial withdrawal will be deducted. All withdrawals will be deducted pro-rata from each Designated Investment Option to which the Contract Value is allocated on the effective date of the withdrawal.

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HAV Death Benefit Example (With Withdrawals):

Assume:

•	You elected the HAV Death Benefit.

•	An initial Purchase Payment of $60,000.

•	The Owner is the HAV Covered Person.

•	The HAV Covered Person is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000 is made on the first Contract Anniversary.

•	At the end of Contract Year 5, the Contract Value is $150,000, the HAV Value is $175,000 and the total Purchase Payments are $100,000.

•	On the first day of Contract Year 6, you take a $30,000 withdrawal.

•	Immediately following the withdrawal, the Contract Value is $120,000, the adjusted Purchase Payment value is $80,000*, and the HAV Value is $140,000**.

•	There were no Step-Ups in Contract Years 7-9.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $90,000 and the values of the adjusted Purchase Payments and HAV remain $80,000 and $140,000 respectively.

The Death Benefit Amount will be the greatest of:

Contract Value	=	$90,000

Total Purchase Payments, adjusted for partial withdrawals*	=	$80,000

Highest Contract Value on any Contract Anniversary**	=	$140,000

The Death Benefit Amount would therefore	=	$140,000

ROP Death Benefit Example (With Withdrawals):

Assume:

•	You elected the ROP Death Benefit.

•	An initial Purchase Payment of $60,000.

•	The Owner is the ROP Covered Person.

•	The ROP Covered Person is age 65 on the Open Date.

•	Additional Purchase Payment of $40,000 is made on the first Contract Anniversary.

•	The Contract Value grows to $150,000 during Contract Years 1-8.

•	You take a withdrawal of $30,000 in Contract Year 9.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $90,000.

•	The ROP Value is the adjusted Purchase Payments of $80,000.

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The Death Benefit Amount will be the greatest of:

Contract Value	=	$90,000

Total of Purchase Payments, adjusted for partial withdrawals***	=	$80,000

The ROP Death Benefit Amount Payable to the Beneficiary (ies)	=	$90,000

*

The total Purchase Payments adjusted for the partial withdrawals is calculated as follows: Purchase Payments before withdrawal x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $100,000 x [(1 – ($30,000 ÷ $150,000)] = $80,000.

**

The HAV Value adjusted for the partial withdrawal is calculated as follows: HAV Value prior to withdrawal x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $175,000 x [(1 – ($30,000 ÷ $150,000)] = $140,000.

***

Purchase Payments adjusted for partial withdrawals are calculated as follows: Purchase Payments x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $100,000 x [(1 – ($30,000 ÷ $150,000)] = $80,000.

Spousal Considerations - Death Benefit

If your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Owner rather than receive the death benefit. If an optional death benefit is in effect, your surviving spouse may elect to continue the optional death benefit as the HAV Covered Person or the ROP Covered Person. In this case, the value of the HAV Death Benefit or ROP Death Benefit will be set to equal its value on the Death Benefit Date. Thereafter, the value of the HAV Death Benefit or ROP Death Benefit may change, depending upon your surviving spouse’s age and whether additional purchase payments and withdrawals are made.

The right to spousal continuance may be exercised only once for the optional death benefits. If the surviving spouse remarries and then dies, the optional death benefit cannot be continued.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity, under a fixed Annuity Payment Option or under any other payment option we may make available. We describe the fixed Annuity Payment Options in this Prospectus under “THE INCOME PHASE - ANNUITIZATION PROVISIONS.”

During the Accumulation Phase, you may elect the method of payment for the death benefit by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary does not provide all documents and information required by us to begin annuity payments within the time period permitted under the Code, the predetermined payout option will no longer apply. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us.

If we pay the death benefit in the form of a fixed Annuity Payment Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Payment Option.

Payment of Death Benefit

If the death benefit is to be paid to a Beneficiary in a lump sum, we will make such payment within seven days of the date the Company receives Due Proof of Death from that Beneficiary, except if we are permitted to defer payment in accordance with the 1940 Act. (See “Deferral of Payments and Transfers.”)

If payment is not made to the Beneficiary within seven days as described above, interest will be added as follows:

(a)

beginning on the eighth day, interest shall accrue at the rate or rates applicable to the Contract for funds left on deposit with the Company or, if the Company has not established a rate for funds left on deposit, at the Two-Year Treasury Constant Maturity Rate as published by the Federal Reserve. In determining the effective annual rate or rates, the Company shall use the rate in effect on the date that the Company receives Due Proof of Death; and

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(b)

additional interest at a rate of 10% annually shall begin accruing 31 days from the latest of (i), and (ii), where: (i) is the date that Due Proof of Death from the applicable Beneficiary was received by the Company, and (ii) is the date that legal impediments to payment of proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is received by the Company. Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.

Certain states may require a different interest calculation. (See “APPENDIX A - STATE LAW VARIATIONS.”)

If settlement under an Annuity Payment Option is elected, the Annuity Income Date will be the first Valuation Period following the Death Benefit Date. We will maintain the Contract Value in the Accumulation Phase until the Annuity Income Date. However, if the amount to be applied under the Annuity Payment Option is less than $2,000, or if the modal annuity payment payable in accordance with such option is less than the $100, we will pay the death benefit to the Beneficiary in a single lump sum.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit under the Code (“NQ Distribution Rules”). The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated Beneficiary.”

If the designated Beneficiary is your surviving spouse, your spouse may continue the Contract as Owner. The NQ Distribution Rules will then apply on the death of your spouse if the surviving spouse does not remarry. To understand what happens when your spouse continues the Contract, see “Spousal Considerations - GLWB” and “Spousal Considerations - Death Benefit.”

During the Income Phase, if the Annuitant dies, the remaining value of the fixed Annuity Payment Option in place must be distributed at least as rapidly as the method of distribution under that Annuity Payment Option.

If the Owner is not a natural person, the NQ Distribution Rules apply upon the death or removal of any Annuitant.

Payments made in contravention of the NQ Distribution Rules would adversely affect the treatment of the Contracts as annuity contracts under the Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. Subject to the rights of an irrevocable Beneficiary, you may change or revoke the Beneficiary designation. A change of Beneficiary will not be binding on us until we receive written notification, in Good Order. When we receive such notification and it is in Good Order, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the request.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s Annuity Income Date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate a Beneficiary, or a Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or the Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if a Beneficiary steps forward to claim it with the

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proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete contact information, if and as they change.

THE INCOME PHASE - ANNUITIZATION PROVISIONS

During the Accumulation Phase, you may at any time elect an Annuity Income Date to begin receiving payments under any available fixed Annuity Payment Option, subject to certain restrictions as described below. The Income Phase of your Contract begins on the Annuity Income Date. On that date, we apply your Contract Value, less any applicable premium tax or similar tax, to the fixed Annuity Payment Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to fixed Annuity Payment Option 3, Payments for a Specified Period Certain, as described under “Fixed Annuity Payment Options,” and you cannot change the fixed Annuity Payment Option selected. You may request a full withdrawal before the Annuity Income Date, which will be subject to all charges applicable to withdrawals. (See “Withdrawal Charge.”)

Selection of Annuitant(s)

You select the Annuitant(s) in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life annuity payments involving life contingencies are based. If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant. In the case of joint Annuitants, if either Annuitant dies prior to the Annuity Income Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Income Date.

When a fixed Annuity Payment Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Your Annuity Income Date

The following restrictions apply to the Annuity Income Date you may select:

•	The earliest possible Annuity Income Date is the first Contract Anniversary;

•

The Maximum Annuity Income Date is the first day of the month following the Contract Anniversary after the Annuitant’s 100th birthday and, if there is a joint Annuitant, the youngest Annuitant’s 100th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law;

•	We must receive your selection, in Good Order, at least 30 days before the requested Annuity Income Date; and

•	Any request to change the Annuity Income Date must be received at least 30 days before the current Annuity Income Date.

If you do not select otherwise, your Annuity Income Date will be the Maximum Annuity Income Date.

Your retirement plan or applicable law may also restrict your ability to defer receiving income from your Contract. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Fixed Annuity Payment Options

You may select a fixed Annuity Payment Option, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Income Date. If we have not

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received your written selection on the 30th day before the Annuity Income Date, the Annuitant will receive fixed Annuity Payment Option 2, for a life annuity with 120 monthly payments certain (10 Years). There may be additional limitations on the Annuity Payment Option you may elect under your particular retirement plan or applicable law.

We offer the following fixed Annuity Payment Options for payments during the Income Phase. We may also agree to other settlement options, at our discretion.

1.	Single-Life Annuity

We provide payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Income Date, only one annuity payment will be made.

2.	Life Annuity with Period Certain

We make payments during the longer of the Annuitant’s lifetime, or a selected period of no less than five (5) years and no more than thirty (30) years. In addition, we guarantee that the Beneficiary will receive payments for the remainder of the period certain, if the Annuitant dies during that period, unless the Beneficiary elects to receive the discounted value of the remaining payments in one sum. The selection of a longer period results in smaller payments. If no Beneficiary is designated, we pay the discounted value of any remaining payments in one lump sum to the Annuitant’s estate.

3.	Period Certain

We make payments for a specified period of time you select from ten (10) to thirty (30) years. The longer the period you select, the smaller the payments will be. The payment period may not exceed the Annuitant’s life expectancy. If the Annuitant dies before the end of the period selected, payments will continue to the Beneficiary until the end of the period unless the Beneficiary elects to receive the discounted value of the remaining payments in one sum.

4.	Joint and Survivor Annuity

We make payments while the Annuitant and the joint Annuitant are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant. Annuity payments stop when the surviving Annuitant dies.

5.	Joint and Survivor Annuity with a Period Certain

We make payments for the longer of:

(a)	the Annuitant’s lifetime and joint Annuitant’s lifetime, or

(b)	the period selected (at least 5 years but not more than 30 years).

If both Annuitants die before the end of the period, payments will continue to the Beneficiary until the end of the period unless the Beneficiary elects to receive the discounted value of the remaining payments in one lump sum.

We make monthly, quarterly, semi-annual and annual modal payments subject to a minimum modal payment of $100.

Remember that the Annuity Payment Option may not be changed once annuity payments begin.

Determination of Amount of Annuity Payments

Adjusted Contract Value

The adjusted Contract Value is the amount we apply to your fixed Annuity Payment Option to provide fixed annuity payments. We calculate adjusted Contract Value by taking your Contract Value on the Business Day just before the Annuity Income Date and deducting any applicable premium tax or similar tax.

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Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the Contract Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Income Date if they are more favorable. (See “Interest Rates and Mortality Table.”)

Minimum Payments

If your Contract Value is less than $2,000 at the end of the Valuation Period immediately before the Annuity Income Date, or the modal annuity payment would be less than $100, we will pay the Annuity Contract Value to the Annuitant in one payment, except as otherwise provided under the GLWB, if elected.

Interest Rates and Mortality Table

The mortality table used in determining the guaranteed minimum annuity payment rates for the fixed Annuity Payment Options is the Annuity 2000 Mortality Table projected for mortality improvements using Projection Scale G. The interest rate used is 1%.

An Adjusted Age is used to determine the applicable guaranteed minimum annuity payment rate. The Adjusted Age equals the actual age(s) of the Annuitant(s), in completed years and months, as of the Annuity Income Date, less an age setback. The age setback is one year for Annuity Income Dates occurring during the years 2020-2029; the age setback is two years for Annuity Income Dates occurring during the years 2030-2039; and so on.

Guaranteed minimum annuity payments are applied to Adjusted Ages for the fixed Annuity Payment Options. Rates for Adjusted Ages expressed in completed years and months will be based on straight line interpolation between the appropriate annuity payment rates.in the Contract.

Annuity Payment Options as Method of Payment for Death Benefit

During the Accumulation Phase, you or your Beneficiary may also select a fixed Annuity Payment Option as a method of settlement of the death benefit as described under the “DEATH BENEFIT” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Income Date will be the first Valuation Period after the Death Benefit Date.

GENERAL PROVISIONS

Deferral of Payments and Transfers

The Company may suspend or defer payment of any amount due from the Variable Account, including the death benefit or any transfer among Subaccounts, if:

•	the NYSE is closed (except weekends and holidays),

•	trading on the NYSE is restricted,

•

the SEC determines that an emergency exists and that it is not reasonably practicable to: (i) dispose of securities held in the Variable Account; or (ii) determine the value of the net assets of the Variable Account, or

•	the SEC permits a delay for the protection of Owners.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.

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We may also defer payment of amounts payable from the Fixed Account for withdrawal requests and death benefits for up to six months if permitted by our domiciliary insurance department.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or restrict an Owner’s account and thereby refuse to honor any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your Contract to governmental regulators.

Exercise of Contract Rights

Contract rights and privileges can be exercised by the Owner and Joint Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Income Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Income Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Income Date, or on the death of the Annuitant after the Annuity Income Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

A Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose unless allowed under applicable law.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Income Date. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification and it is in Good Order, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the request. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us or the Funds. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. You are permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Subaccount. We calculate this value based on the number of Variable Accumulation Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit on that date. We count fractional votes.

We will vote any shares owned by us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Reports to Owners

We will send you, by regular U.S. mail, an immediate confirmation statement of all Purchase Payments, non-automated withdrawals, (including any Withdrawal Charge and federal taxes on withdrawals), death benefit payments, annuity

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payments and transfers (excluding DCA transfers). In addition, we will send you, by regular U.S. mail, a quarterly confirmation statement showing your current Contract Value, death benefit value, and investment allocation. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, transfers (including DCA transfers), partial withdrawals, systematic withdrawals, AWA payments, portfolio rebalancing, and any Annual Contract Fee assessed.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and certain reports on our website.

It is your obligation to review confirmation statements carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available through the Subaccounts under the Contract. We may add or delete Funds or other investment companies available through Subaccounts under the Contract. We may also substitute shares of another Fund or shares or units of another SEC-registered investment company for the shares held in any Subaccount. We will not make any substitution without SEC approval and any required state insurance department approval. We may close Subaccounts to allocation of Purchase Payments or Contract Value, or both, in our sole discretion.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Subaccounts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event registration is no longer required. We will not deregister the Variable Account without SEC approval. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

The Company reserves the right to split or combine the value of Variable Accumulation Units. In effecting any such change of unit values, strict equity will be preserved, and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the you, we may modify the Contract if such modification: (a) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (b) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; (c) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts; (d) provides additional Variable Account options; or (e) may otherwise be in the best interests of Owners. In the event of any such modification, the Company may make appropriate endorsement to the Contract and supplement this Prospectus to reflect such modification. The Company cannot make any modification that reduces or eliminates the benefits or coverage, or impairs or invalidates any right granted to the Owner under the Contract except for amendments to conform to changes in any applicable provisions or requirements of the Code.

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Misstatement of Age or Sex

If the age or sex of any Annuitant, Beneficiary or Owner has been misstated, the amount payable by us will be that which would be due if the true age or sex had been stated. If we make or have made any overpayments or underpayments due to the misstatement, the excess amount and interest at a rate not to exceed 6.00% per annum will be charged against, or added to, payments coming due after the adjustment.

Assignment

Any assignment of rights under the Contract must be received by us in writing. Unless otherwise specified, assignments will be effective as of the date on which the request is signed by the Owner, subject to any action taken by the Company prior to its receipt of the assignment request. In no event will the Company be responsible for the validity of the assignment. We have no liability under any assignment for our actions or omissions made in good faith. A Qualified Contract may not be sold, assigned, transferred, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose unless allowed under applicable law. The GLWB will terminate if an assignment results in an ownership change that has the effect of changing the GLWB Covered Person(s) except as described above in the Effect of Divorce on the GLWB and Death of the Owner provisions.

Incontestability

The Contract is incontestable.

Nonparticipating

The Contract is nonparticipating and will not share in any profits or surplus earnings of the Company and, therefore, no dividends are payable under the Contract.

Proof of Age and Survival

The Company shall have the right to require reasonable evidence of the age and survival of any Annuitant.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) deregister the Variable Account under the 1940 Act; (2) combine the Variable Account with one or more other separate accounts; (3) operate the Variable Account as a management investment company or in any other form permitted by law; (4) substitute shares of a Fund (or portfolios or classes thereof) for shares of another investment company (or portfolios or classes thereof) if shares of such Fund (or portfolios or classes thereof) are not available, or if, in the Company’s judgment, further investment in such Fund’s shares (or portfolios or classes thereof) is no longer appropriate in view of the purposes of the Variable Account; (5) add or delete Funds (or portfolios or classes thereof) and corresponding Subaccounts; (6) restrict or eliminate any rights of Owners or other persons who have the right to give voting instructions as to the Variable Account; (7) cease accepting Purchase Payments under the Contract; (8) close or liquidate a Subaccount if, in the Company’s sole discretion, marketing, tax, investment, or other conditions warrant such change; and (9) transfer assets in the Variable Account to another separate account. We will provide you with notice of these changes to your rights under the Contract as required by federal and state laws.

Right to Examine and Cancel

The Contract contains a Right to Examine provision. You may return and cancel your Contract within 10 days after receiving it (30 days if your Contract was purchased as part of a replacement or later, if required by your state). We will return your Contract Value as of the end of the Valuation Period when we receive your cancellation request in Good Order plus any amount deducted from your Purchase Payments. This amount may be more or less than the original Purchase Payment. If the Contract is issued in a state requiring the return of Purchase Payments, you will receive the greater of (1) your Contract Value as of the Valuation Period we receive your cancellation request, reduced by the applicable Annual Contract Fee and the Withdrawal Charge or (2) your total Purchase Payments made as of that date.

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If you are establishing an Individual Retirement Annuity (“IRA”), the Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a right to return as set forth in the preceding paragraph, notwithstanding the provisions of the Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Provisions

This discussion is not intended to provide tax advice and assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. Before entering into the Contract or initiating any transaction, you should consult a competent tax advisor.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. No attempt has been made to consider any applicable state or other tax laws.

Investment Diversification and Investor Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying Non-Qualified Contracts. Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in the value of the Contract. We believe that each Fund available through Subaccounts under the Contract complies with these regulations. You bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of a Fund to be adequately diversified.

In certain circumstances, owners of variable annuity contracts such as the Contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their variable annuity contracts due to their ability to exercise investment control over those assets. When this is the case, the owners have been currently taxed on income and recognized gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS provided guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying that contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax

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professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Variable Account. You bear the risk that you may be treated as the owner of Variable Account assets and taxed accordingly.

Taxation of Annuities

Section 72 of the Code governs the taxation of annuities, including the Contracts. An owner who is a “natural person” will not generally be taxed on increases, if any, in the Contract Value until all or part of the Contract Value is distributed.

Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Contract Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Code defines as a single premium contract with an Annuity Income Date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

Distributions and Withdrawals from Non-Qualified Contracts. The Contract Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date must be treated as a receipt of investment earnings to the extent the Contract Value immediately prior to the withdrawal exceeds the “investment in the contract.” You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Contract Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified Contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of

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the Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS information about your withdrawal. Under the Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Contract Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Contract Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Income Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to the total Purchase Payments, no further exclusion is allowed, and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including Free Withdrawal Amounts and lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to: (i) distributions made after age 59 1⁄2; (ii) distributions pursuant to the death or disability (as defined in the Code) of the Owner; (iii) distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or (iv) distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of an Owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the Contract. For this purpose, the amount of the investment in the Contract is not affected by the Owner’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Owner’s investment in the Contract.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following three distribution rules:

If the Owner dies before the date annuity payouts begin, the entire Contract Value must generally be distributed within five years after the date of death;

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

If the sole designated Beneficiary is the Owner’s spouse, the Contract may be continued in the name of the spouse as Owner.

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If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner or the selection of certain maturity dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer or assignment should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss any tax consequences concerning any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the Annuitant or other Payee’s federal income tax liability. An Annuitant or other Payee can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment because there is no partial annuitization under the Contract.

Qualified Contracts

Currently, we offer Qualified Contracts only as Traditional IRAs or Roth IRAs under Section 408 and 408A of the Code.

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed

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from the IRA. A 10% penalty tax generally applies to distributions, including Free Withdrawal Amounts, made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.”

The IRS imposes special information requirements with respect to IRAs and we will provide the necessary information for Contracts issued as Individual Retirement Annuities. If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA, the IRS rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed below. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

The IRS imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to a Qualified Contract, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance into a Qualified Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

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An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Withholding. In the case of a distribution from a Non-Qualified Contract or a Qualified Contract, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Living Benefit and Optional Death Benefits

For further discussion on the impact of the optional living benefit, see “Tax Issues Under the GLWB.”

Required Minimum Distributions. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain lifetime required minimum distribution (RMD) requirements imposed by the Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2. The RMD Amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulation.

The IRS’s RMD regulations provide that the annual RMD Amount is to be calculated based on the Contract Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD Amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD Amount. Because of the actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD Amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD Amounts.

You may take an RMD Amount calculated for a particular Individual Retirement Annuity from that Annuity or from any other IRA you may have established.

If you are subject to the RMD requirements while you are enrolled in the GLWB, any RMD Amount that you take from the Contract prior to the Income Start Date will reduce the amount of the benefit under the GLWB. This reduction could significantly reduce the value of the optional living benefit to you.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

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If an Owner dies after distribution has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

If an Owner dies before RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with the rules set forth below:

(1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

(2)

If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the individual died or (b) December 31 of the calendar year in which the individual would have attained age 70 1⁄2;

(3)

If the designated Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult a qualified estate planning professional for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Medicare Tax

Distributions from Non-Qualified Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

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Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

ADMINISTRATION OF THE CONTRACT

se2, llc, a third-party provider of contract administrative services for life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, administers the Contracts. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Subaccounts; maintaining records of Owner(s)’ address, taxpayer identification number, Contract number; processing Applications, Purchase Payments, transfers, death benefits, living benefits, full surrenders and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; and furnishing telephonic transfer services. The compensation paid to se2 is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on Delaware Life and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

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DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed financial professionals in those states where the Contract may be lawfully sold. Such financial professionals will be registered representatives of affiliated or unaffiliated broker-dealer firms (the “Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 that are members of the Financial Industry Regulatory Authority (“FINRA”) and that have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of FINRA.

The Company pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The financial professionals who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their financial professional. This compensation is not paid directly by the Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support services to the Funds.

The amount and timing of commissions paid to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Owner’s Contract Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount. The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the financial professionals of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ financial professionals for purposes of promoting sales of the Company’s products, assistance in training and education of the financial professionals, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the financial professional. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its financial professionals) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its financial professionals to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an

72

individual contract is not affected by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by, Selling Broker-Dealers and their financial professionals. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or financial professional to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your financial professional for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2018, no commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC a registration statement under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statement and its exhibits.

The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Delaware Life concerning the Contract, the optional living and death benefit riders, and the Variable Account. You also can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (800) SEC-0330. The SEC’s public reference room will also provide copies by mail for a fee.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his/her agents at any time and a full examination of the Company’s operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company laws. Under such laws, inter-company transfers of assets and dividend payments by insurance companies may be subject to prior notice or approval, depending on the size of such transfers and payments in relation

73

to the financial positions of the companies involved. Such insurance holding company laws protect the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information relating to the Variable Account and Delaware Life, such as:

74

APPENDIX A

STATE LAW VARIATIONS

Right to Examine and Cancel

California, Florida, and North Dakota only

You may return and cancel your Contract within 10 days after receiving it (30 days if replacement or any longer period as may be required by applicable law).

The following states permit a longer period than 10 days after receiving your Contract for you to examine and cancel your Contract.

California - 30 days (once approved)

Florida - 21 days

North Dakota - 20 days

Terminal Illness Withdrawal Charge Waiver (“TIW”)

South Dakota only

Under the TIW endorsement, we reserve the right to require a second opinion concerning the character and the extent of the Terminal Illness for which a claim is made and to have you examined by a Licensed Physician of our choosing and at our expense. However, for Contracts issued in South Dakota, a second opinion is at our expense and the Licensed Physician must be mutually acceptable to you and the Company.

Guarantee Periods

Florida only

For Contracts issued in Florida, the Company will offer a one-year Guarantee Period only for the duration of your Contract.

GLWB

North Dakota only

To determine the maximum Withdrawal Benefit Base of $5,000,000 for Contracts issued in North Dakota, the Company will not aggregate the Withdrawal Benefit Base with the withdrawal benefit bases of other variable annuity contracts owned by you that have been issued by us or our affiliates.

75

APPENDIX B -

EXAMPLES OF WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES

Example of Full Withdrawal:

Contract Year		Purchase Payments	Hypothetical Contract Value Beginning of Year	Free Withdrawal Amount	Purchase Payment Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	40,000	40,000	-	40,000	8%	3,200
	2	-	42,000	4,200	37,800	7%	2,506
	3	-	45,000	4,500	40,000	6%	2,130
(b)	4	-	50,000	5,000	40,000	6%	2,100
	5	-	55,000	5,500	40,000	5%	1,725
	6	-	60,000	6,000	40,000	4%	1,360
	7	-	70,000	7,000	40,000	3%	990
(c)	8	-	75,000	7,500	40,000	0%	-

(a)

The Free Withdrawal Amount in any Contract Year is equal to 10% of the Contract Value on the last Contract Anniversary prior to the withdrawal. In Contract Year 1, the Free Withdrawal Amount is $0 because this example assumes no Required Minimum Distribution is applicable.

(b)	In Contract Year 4, the Free Withdrawal Amount is $5,000 which equals 10% of $50,000. On a full withdrawal, the amount subject to a Withdrawal Charge is $35,000.

(c)

In Contract Year 8, the Free Withdrawal Amount is $7,500 which is 10% of $75,000. On a full withdrawal, the amount subject to a Withdrawal Charge is $0 since the Purchase Payment amount subject to the Withdrawal Charge equals $0.

Example of Partial Withdrawal:

Contract Year		Purchase Payments	Hypothetical Contract Value Beginning of Year	Hypothetical Contract Value before Withdrawal	Amount of Withdrawal	Remaining Free Withdrawal Amount After Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Hypothetical Contract Value after Withdrawal
	1	40,000	40,000	41,000	-	-	-	8%	-	41,000
	2	-	42,000	42,000	-	4,200	-	7%	-	42,000
	3	-	45,000	50,000	-	4,500	-	6%	-	50,000
(a)	4	-	50,000	50,000	4,000	1,000	-	6%	-	46,000
(b)	4	-	50,000	46,000	5,000	-	4,000	6%	240	41,000
(c)	4	-	50,000	41,000	6,000	-	6,000	6%	360	35,000
(d)	4	-	50,000	35,000	35,000	-	25,000	6%	1,500	-

(a)	In Contract Year 4, the Free Withdrawal amount is $5,000 which equals 10% of $50,000. The partial withdrawal amount of $4,000 is less than the Free Withdrawal Amount, so there is no Withdrawal Charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining Free Withdrawal Amount in Contract Year 4 is $5,000 - $4,000 = $1,000. Therefore $1,000 of the $5,000 withdrawal is not subject to a Withdrawal Charge, and $4,000 is subject to a Withdrawal Charge. Of the $9,000 withdrawn to date, $5,000 was attributable to the Free Withdrawal Amount and $4,000 was subject to a Withdrawal Charge.

(c)

Since partial withdrawals of $9,000 were taken, the remaining Free Withdrawal Amount in Contract Year 4 is $0; therefore all $6,000 is subject to a Withdrawal Charge. Of the $15,000 withdrawn to date, $5,000 has been from the Free Withdrawal Amount and $10,000 was subject to a Withdrawal Charge.

(d)

The remaining $35,000 is withdrawn, all of which is subject to a Withdrawal Charge. The Withdrawal Charge is 6% of $25,000 = $1,500. The amount subject to a Withdrawal Charge is $25,000 which represents total Purchase Payments not already withdrawn. The total Contract Year 4 Withdrawal Charge is $2,100 which is the same amount that was assessed for a full withdrawal in Contract Year 4 in the Full Withdrawal example.

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APPENDIX C -

EXAMPLES OF CALCULATION OF FREE WITHDRAWAL AMOUNT

Contract Year		Purchase Payments	Hypothetical Contract Value Beginning of Year	Hypothetical Contract Value before Withdrawal	Free Withdrawal Amount	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Contract Value after Withdrawal
	1	100,000	100,000	110,000	-	-	-	110,000
	2	-	110,000	110,000	11,000	-	11,000	110,000
	3	-	110,000	150,000	11,000	-	11,000	150,000
(a)	4	-	150,000	165,000	15,000	15,000	-	150,000
(b)	4	40,000	150,000	190,000	-	-	-	190,000
	5	-	190,000	190,000	19,000	-	19,000	190,000
	6	-	190,000	190,000	19,000	-	19,000	190,000
	7	-	190,000	190,000	19,000	-	19,000	190,000
(c)	8	-	190,000	190,000	19,000	-	19,000	190,000
(d)	8	20,000	190,000	210,000	19,000	-	19,000	210,000
(d)	8	-	190,000	210,000	19,000	18,000	-	191,000

(a)

In Contract Year 4, a request for the entire Free Withdrawal Amount is received. The Free Withdrawal Amount of $15,000, equals 10% of $150,000, which was the Contract Value on the last Contract Anniversary prior to the withdrawal.

(b)

Later in Contract Year 4, an additional Purchase Payment of $40,000 is made. However, because the Free Withdrawal Amount is based on the Contract Value as of the last Contract Anniversary and the full Free Withdrawal Amount has already been withdrawn, there is no additional Free Withdrawal Amount available from the additional Purchase Payment.

(c)

In Contract Year 8, a request for a partial withdrawal is received. The Free Withdrawal Amount of $19,000, equals 10% of $190,000, which was the Contract Value on the last Contract Anniversary prior to withdrawal.

(d)

Later in Contract Year 8, an additional Purchase Payment of $20,000 is received. However, because the Free Withdrawal Amount is based on the Contract Value on the last Contract Anniversary, there is no additional Free Withdrawal Amount available from the subsequent Purchase Payment.

77

APPENDIX D -

CONDENSED FINANCIAL INFORMATION

The following information for DELAWARE LIFE MASTERS PRIME VARIABLE ANNUITY SM shows the Variable Accumulation Unit Values for all Subaccounts available in the product. Values shown for years prior to 2018 are for certain Subaccounts which are available in other products offered by the Variable Account with the same total annual asset charge. There were no Variable Accumulation Units in Delaware Life Masters Prime Variable AnnuitySM prior to 2018.

The $10 beginning value for each Variable Accumulation Unit is as of the date the unit value was first calculated, which was generally later than the first day of the year shown.

The information should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
AB Balanced Wealth Strategy Portfolio - Class B	2018	01	10.0000	9.1444	0

AB Large Cap Growth Portfolio - Class B	2018	01	10.0000	8.7710	0

AB Small/Mid Cap Value Portfolio - Class B	2018	01	10.0000	8.1255	0

American Funds Insurance Series® Asset Allocation - Class 4	2018	01	10.0000	9.1262	0

American Funds Insurance Series® Global Balanced - Class 4	2018	01	10.0000	9.2445	0

American Funds Insurance Series® Global Growth - Class 4	2018	01	10.0000	8.5322	0

American Funds Insurance Series® Growth Fund - Class 4	2018	01	10.0000	8.5634	0

American Funds Insurance Series® Growth-Income Fund - Class 4	2018	01	10.0000	8.7425	0

American Funds Insurance Series International Fund - Class 4	2018	01	10.0000	8.8387	0

American Funds Insurance Series® New World Fund - Class 4	2018	01	10.0000	9.0331	0

BlackRock Global Allocation V.I. Fund - Class III	2018	01	10.0000	9.2229	1,046

ClearBridge Variable Mid Cap Portfolio - Class II	2018	01	10.0000	8.3089	0

Columbia Variable Portfolio - Asset Allocation Fund - Class 2	2018	01	10.0000	9.0180	0

Columbia Variable Portfolio - Select Large Cap Value Fund - Class 2	2018	01	10.0000	8.4712	0

Goldman Sachs U.S. Equity Insights Fund - Service Shares	2018	01	10.0000	8.4035	0

Invesco V.I. Core Plus Bond Fund - Series II	2018	01	10.0000	9.8862	0

Invesco V.I. Equity and Income Fund - Series II	2018	01	10.0000	8.8344	0

JPMorgan Insurance Trust Income Builder Portfolio - Class 2	2018	01	10.0000	9.4889	0

78

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	2018	01	10.0000	9.0408	0

Lord Abbett Series Fund, Bond Debenture Portfolio - Class VC	2018	01	10.0000	9.4723	0

MFS® Mid Cap Growth Series - Service Class	2018	01	10.0000	8.3857	0
	2017	01	25.7173	32.1885	0
	2016	01	24.8812	25.7173	0
	2015	01	24.1146	24.8812	0
	2014	01	22.4833	24.1146	0
	2013	01	16.5842	22.4833	0

MFS® New Discovery Series - Service Class	2018	01	10.0000	8.1253	0
	2017	01	10.4909	13.0949	0
	2016	01	9.7596	10.4909	0
	2015	01	10.0948	9.7596	0
	2014	01	10.0000	10.0948	0

MFS® Total Return Bond Series - Service Class	2018	01	10.0000	10.0255	0

MFS® Total Return Series - Service Class	2018	01	10.0000	9.2709	0
	2017	01	12.1016	13.3947	0
	2016	01	11.2563	12.1016	0
	2015	01	11.4594	11.2563	0
	2014	01	10.0000	11.4594	0

MFS® Value Series - Service Class	2018	01	10.0000	8.8059	0
	2017	01	11.7821	13.6608	0
	2016	01	10.4813	11.7821	0
	2015	01	10.7086	10.4813	0
	2014	01	10.0000	10.7086	0

MFS® Core Equity Portfolio - Service Class	2018	01	10.0000	8.6114	0
	2017	01	30.1587	37.1005	0
	2016	01	27.4833	30.1587	0
	2015	01	27.9302	27.4833	0
	2014	01	25.4526	27.9302	0
	2013	01	19.1846	25.4526	0
	2012	01	16.7056	19.1846	0
	2011	01	17.1228	16.7056	0
	2010	01	14.8193	17.1228	0
	2009	01	11.3257	14.8193	0

MFS® Global Growth Portfolio - Service Class	2018	01	10.0000	8.7711	0
	2017	01	27.1792	35.3866	0
	2016	01	25.9890	27.1792	0
	2015	01	26.7935	25.9890	0
	2014	01	26.0623	26.7935	0
	2013	01	21.8117	26.0623	0
	2012	01	18.4763	21.8117	0
	2011	01	20.0359	18.4763	0
	2010	01	18.1819	20.0359	0
	2009	01	13.1983	18.1819	0

79

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
MFS® Technology Portfolio - Service Class	2018	01	10.0000	8.1537	0
	2017	01	45.1536	61.8580	0
	2016	01	42.1660	45.1536	0
	2015	01	38.6118	42.1660	0
	2014	01	35.3976	38.6118	0
	2013	01	26.5938	35.3976	0
	2012	01	23.5580	26.5938	0
	2011	01	23.5955	23.5580	0
	2010	01	19.8656	23.5955	0
	2009	01	11.3963	19.8656	0

MFS® U.S. Government Money Market Portfolio - Service Class	2018	01	10.0000	10.0109	0
	2017	01	9.6915	9.6030	0
	2016	01	9.8085	9.6915	0
	2015	01	9.9276	9.8085	0
	2014	01	10.0482	9.9276	0
	2013	01	10.1703	10.0482	0
	2012	01	10.2945	10.1703	0
	2011	01	10.4192	10.2945	0
	2010	01	10.5458	10.4192	0
	2009	01	10.6739	10.5458	0

MFS® Blended Research Small Cap Equity Portfolio - Service Class	2018	01	10.0000	8.1118	0

MFS® Conservative Allocation Portfolio - Service Class	2018	01	10.0000	9.4692	0

MFS® Global Real Estate Portfolio - Service Class	2018	01	10.0000	9.4342	0

MFS® Growth Allocation Portfolio - Service Class	2018	01	10.0000	8.8919	0

MFS® Moderate Allocation Portfolio - Service Class	2018	01	10.0000	9.1632	0

MFS® New Discovery Value Portfolio - Service Class	2018	01	10.0000	8.2713	0

MFS® Global Real Estate Portfolio - Service Class	2018	01	10.0000	9.4342	0

MFS® Growth Allocation Portfolio - Service Class	2018	01	10.0000	8.8919	0

MFS® Moderate Allocation Portfolio - Service Class	2018	01	10.0000	9.1632	0

MFS® New Discovery Value Portfolio - Service Class	2018	01	10.0000	8.2713	0

Morgan Stanley Variable Insurance Fund Global Franchise Portfolio - Class II	2018	01	10.0000	9.0465	0

Morgan Stanley Variable Insurance Fund Global Infrastructure - Class II	2018	01	10.0000	9.3339	0

Morgan Stanley Variable Insurance Fund Global Strategist Portfolio - Class II	2018	01	10.0000	9.3038	0

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Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
Morgan Stanley Variable Insurance Fund Growth Portfolio - Class II	2018	01	10.0000	8.3358	0

PIMCO CommodityRealReturn® Strategy Portfolio - Advisor Class	2018	01	10.0000	8.7786	0

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) - Advisor Class	2018	01	10.0000	10.0193	0

PIMCO Total Return Portfolio - Advisor Class	2018	01	10.0000	10.0767	0

Putnam VT Equity Income Fund - Class IB	2018	01	10.0000	8.5522	0

Putnam VT George Putnam Balanced Fund - Class IB	2018	01	10.0000	9.1382	0

Putnam VT Global Asset Allocation Fund - Class IB	2018	01	10.0000	8.9279	0

Putnam VT Global Health Care Fund - Class IB	2018	01	10.0000	8.9263	0

Putnam VT Income Fund - Class IB	2018	01	10.0000	10.0065	0

Putnam VT Research Fund - Class IB	2018	01	10.0000	8.6168	0

Western Asset Core Plus VIT Portfolio - Class II	2018	01	10.0000	10.0118	0

81

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Delaware Life Masters Prime Variable AnnuitySM
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

82

PART B

MASTERS PRIME VARIABLE ANNUITY SM

Flexible Payment Deferred Variable Annuity Contracts

DELAWARE LIFE VARIABLE ACCOUNT F (the “Variable Account”)

a separate account of

DELAWARE LIFE INSURANCE COMPANY

1601Trapelo Road, Suite 30

Waltham, MA 02451.

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2019

The Statement of Additional Information (“SAI”) is not a prospectus. Terms used in this SAI have the same meanings as are defined in the Masters Prime Variable AnnuitySM Prospectus (the “Prospectus”). Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Therefore, this SAI should be read in conjunction with the Prospectus, dated April 30, 2019, which may be obtained without charge by calling (877) 253-2323 or writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

DELAWARE LIFE INSURANCE COMPANY AND

DELAWARE LIFE VARIABLE ACCOUNT F

Delaware Life Insurance Company (“Delaware Life” or the “Company”) changed its name from Sun Life Assurance Company of Canada (U.S.) on July 21, 2014. Group One Thousand One, LLC, is Delaware Life’s immediate corporate parent. Group One Thousand One, LLC, is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls Delaware Life through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

The assets of the Variable Account are the exclusive property of Delaware Life. Registration of the Variable Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Variable Account or of Delaware Life by the Securities and Exchange Commission. Delaware Life may accumulate in the Variable Account proceeds from charges under the Masters Prime Variable AnnuitySM (the “Contracts”) and other amounts in excess of the Variable Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by Delaware Life. Delaware Life may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Subaccount may not be insulated from liability associated with another Subaccount.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Contract is sold by registered representatives of broker-dealers who have entered into selling agreements with Delaware Life and Clarendon. Clarendon also acts as the general distributor of certain other annuity and variable life insurance contracts issued by Delaware Life and its subsidiary, Delaware Life Insurance Company of New York. Clarendon’s principal business address is 1601Trapelo Road, Suite 30, Waltham, MA 02451.

Underwriting and distribution costs are borne directly by Delaware Life. Clarendon is not directly compensated for distribution of the Contracts. Delaware Life reimburses Clarendon for the cost of distribution services for the Contract. The reimbursement includes direct and directly allocable expenses for the distribution services and expenses for direct overhead.

The allocable expenses and overhead charges shall include, without limitation: all necessary examination and registration fees and other expenses of any type incurred by Clarendon with respect to the registration with FINRA of individuals employed by or otherwise associated with Delaware Life; all necessary training and continuing education expenses incurred by Clarendon with respect to FINRA-registered individuals who are employed by or otherwise associated with Delaware Life; all filing fees incurred by Clarendon with respect to the filing with FINRA of sales and advertising material for the Contracts; salaries and payroll taxes for personnel performing distribution services; license and registration fees; equipment and supplies; computer charges; consulting, accounting and legal fees; travel expenses; rent and other reasonable and customary business overhead charges; and all other charges, costs, and expenses reasonably incurred in connection with providing the distribution services. In addition to commissions, Delaware Life may, from time to time, pay or allow additional promotional incentives, in the form of cash or other non-cash compensation. Delaware Life reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum numbers of Contracts or other contracts offered by Delaware Life. Promotional incentives may change at any time.

Total commissions paid on behalf of Clarendon by Delaware Life in connection with other contracts issued through the Variable Account during 2016, 2017 and 2018 were approximately $76,221,651, $72,466,231, and $65,608,771, respectively.

2

Other Service Providers

SE2, LLC (“SE2”), a third-party provider of contract administration services for life insurance companies, administers the Contracts. See “Administration of the Contract” in the Prospectus for additional information about se2.

Performance Information

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a Subaccount. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Currently, we intend to advertise Subaccount historical total return performance beginning from the Variable Account’s inception on July 13, 1989, as follows: Total return performance is the percentage change in the Accumulation Unit Value based on the performance of a Subaccount over a period, usually 1, 5 and 10 years and since the Fund inception date, by dividing the increase or decrease in value for that unit at the end of the period by the Accumulation Unit Value at the beginning of the period. We may also show total return performance for shorter or longer periods than 1, 5 and 10 years. Total return performance will reflect the Variable Account charges, the underlying Fund expenses, the Annual Contract charge, and any Withdrawal Charge. Total return performance will not include any optional death benefit and living benefit charges. The deduction of the optional death benefit and living benefit charges will reduce any performance increase or make greater any performance decrease.

Non-Standardized Performance

We also advertise hypothetical total return performance for the Subaccounts before the inception of the Variable Account and may advertise other non-standardized performance total return. Non-standardized performance total return will be accompanied by standardized performance total return.

Calculation of Total Return and Yield

We will calculate the total return and yield performance of each Subaccount in accordance with the Securities Act of 1933, the Investment Company Act of 1940, and FINRA requirements.

Calculation of Total Return

For certain year periods, we calculate the average annual total return according to the following formula:

P(1+T)n = ERV

Where:

	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

3

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the year period(s) at the end of the year period(s) (or fractional portion thereof).

Calculation of Yield for Non-Money Market Fund Subaccounts

We calculate yield on a thirty-day period by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b  +1)6 - 1]

       cd

Where:

	a	=	net investment income earned during the period by the Fund attributable to Subaccount shares.

	b	=	expenses accrued for the period (net of reimbursements).

	c	=	the average daily number of units outstanding during the period.

	d	=	the maximum Accumulation Unit Value on the last day of the period.

Any performance advertising of yield for the non-Money Market Fund Subaccounts will be accompanied by the standardized total return for the Subaccount.

Calculation of Yield and Effective Yield for the MFS® U.S. Government Money Market Portfolio, Service Class Subaccount (Money Market Fund Subaccount)

We calculate the yield of the Money Market Fund Subaccount for a 7-day period by determining the net change in value of a hypothetical investment in the Money Market Fund Subaccount. We assume the following. There is an investment equal to one share on Day 1. We then determine the value of the hypothetical investment in the Money Market Fund Subaccount on Day 7. The Day 7 value minus the Day 1 value is the net change in value for the hypothetical investment in the Money Market Fund Subaccount. The net change in value divided by Day 1 value give us the 7-day return for the hypothetical investment in the Money Market Fund Subaccount. We multiply the 7 -day return by 365/7 to determine the annual return. The effective yield calculation is similar, except we assume all returns or interest are reinvested for the period in the Money Market Fund Subaccount. For yield and effective yield, we carry the results to the nearest one hundredth of one percent.

Any performance advertising of yield and effective yield for the Money Market Fund Subaccount will be accompanied by the standardized total return for the Subaccount.

Other Performance Information

Delaware Life may also distribute sales material which compares the performance of the Contract’s Accumulation Unit Values with the unit values of other variable annuities not issued by us. Such information will be derived from Morningstar. The rankings of these third-party issuers may not reflect the deduction of the same Contract fees and charges. In addition, we may advertise Delaware Life’s credit rating by nationally recognized statistical rating organizations such as AM Best and Standard and Poor’s. From time to time, we may also advertise comparisons such as tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of taxable and tax-deferred investments. We may also use illustrations showing how the GLWB living benefit, HAV Death Benefit and ROP Death Benefit work with historical performance of the Subaccounts or a hypothetical rate of return.

ANNUITY PROVISIONS

During the Accumulation Phase, you may at any time elect an Annuity Income Date to begin receiving payments under any available Annuity Option. On the Annuity Income Date, the Company will apply the Contract Value, less any applicable premium tax or similar tax, to an Annuity Option.

4

The Income Phase of your Contract begins on the Annuity Income Date when we make the first annuity payment.

Currently, only Fixed Annuity Options are available under the Contract.

See “Income Phase - Annuitization Provisions” in the Prospectus.

CUSTODIAN

Delaware Life is the Custodian of the assets of the Variable Account. Its main administrative offices are at 1601 Trapelo Road, Suite 30, Waltham, MA 02451. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of Delaware Life. We will purchase Fund shares at net asset value in connection with amounts allocated to the Subaccounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account, if any.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account F as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account F — Regatta

Financial Statements as of and for the Year Ended December 31, 2018 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2018

Page(s)
Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statements of Assets and Liabilities	4-11

Statements of Operations	12-53

Statements of Changes in Net Assets	54-115

Notes to the Financial Statements	116-150

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F - Regatta indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Delaware Life Variable Account F - Regatta as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	MFS VIT II Global Governments Portfolio I Class (1)

AB VPS Dynamic Asset Allocation Portfolio Class B (1)	MFS VIT II Global Governments Portfolio S Class (1)

AB VPS International Growth Portfolio (Class B) (1)	MFS VIT II Global Growth Portfolio I Class (1)

AB VPS International Value Portfolio (Class B) (1)	MFS VIT II Global Growth Portfolio S Class (1)

AB VPS Small/Mid Cap Value Portfolio (Class B) (1)	MFS VIT II Global Research Portfolio I Class (1)

BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT II Global Research Portfolio S Class (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 1 (1)	MFS VIT II Global Tactical Allocation Portfolio I Class (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 (1)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 (1)	MFS VIT II Government Securities Portfolio I Class (1)

Columbia Variable Portfolio - Small Cap Value Fund Class 2 (1)	MFS VIT II Government Securities Portfolio S Class (1)

CTIVP - Loomis Sayles Growth Fund Class 1 (1)	MFS VIT II High Yield Portfolio I Class (1)

CTIVP - Loomis Sayles Growth Fund Class 2 (1)	MFS VIT II High Yield Portfolio Service Class (1)

Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio I Class (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)

Fidelity VIP Freedom 2010 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio I Class (1)

Fidelity VIP Freedom 2015 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio S Class (1)

Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)

First Eagle Overseas Variable Fund (1)	MFS U.S. Government Money Market Portfolio Service Class (1)

Franklin Templeton Developing Markets VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio I Class (1)

Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio S Class (1)

Franklin Templeton Founding Funds Allocation VIP Fund Class 2 (1)	MFS VIT II Strategic Income Portfolio I Class (1)

Franklin Templeton Global Bond VIP Fund Class 4 (1)	MFS VIT II Strategic Income Portfolio S Class (1)

Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio I Class (1)

Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio S Class (1)

Franklin Templeton Income VIP Fund Class 4 (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Service Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
1

Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT III Conservative Allocation Portfolio Service Class (1)

Franklin Templeton Mutual Shares VIP Fund Class 4 (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT III Global Real Estate Portfolio Service Class (1)

Franklin Templeton Small Cap Value VIP Fund Class 4 (1)	MFS VIT III Growth Allocation Portfolio Service Class (1)

Franklin Templeton Strategic Income VIP Fund Class 2 (1)	MFS VIT III Inflation Adjusted Bond Portfolio Service Class (1)

Franklin Templeton Strategic Income VIP Fund Class 4 (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)

Invesco V.I. American Value Fund Series II (1)	MFS VIT III Limited Maturity Portfolio Service Class (1)

Invesco V.I. Comstock Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)

Invesco V.I. Equity and Income Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Service Class (1)

Invesco V.I. International Growth Fund II (1)	MFS VIT III Moderate Allocation Portfolio Service Class (1)

JPMorgan Insurance Trust Core Bond Portfolio (Class 2) (1)	MFS VIT III New Discovery Value Portfolio Service Class (1)

JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) (1)	MFS VIT Total Return Series Initial Class (1)

Lazard Retirement Emerging Markets Equity Portfolio Service Class (1)	MFS VIT Total Return Series Service Class (1)

Lord Abbett Series Fund - Growth Opportunities Portfolio VC (1)	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II (1)

Lord Abbett Series Fund- Fundamental Equity Portfolio VC (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II (1)

MFS U.S. Government Money Market Portfolio Initial Class (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)

MFS VIT I Growth Series Initial Class (1)	Oppenheimer Conservative Balanced Fund/VA (Service Shares) (1)

MFS VIT I Growth Series Service Class (1)	Oppenheimer Global Fund/VA (Service Shares) (1)

MFS VIT I Mid Cap Growth Series Initial Class (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)

MFS VIT I Mid Cap Growth Series Service Class (1)	Oppenheimer Main Street Small Cap Fund/VA (Service Shares) (1)

MFS VIT I New Discovery Series Initial Class (1)	PIMCO StocksPLUS Global Portfolio Advisor Class (1)

MFS VIT I New Discovery Series Service Class (1)	PIMCO VIT All Asset Portfolio Admin Class (1)

MFS VIT I Research Series Service Class (1)	PIMCO VIT All Asset Portfolio Advisor Class (1)

MFS VIT I Total Return Bond Series Service Class (1)	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class (1)

MFS VIT I Utilities Series Initial Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)

MFS VIT I Utilities Series Service Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)

MFS VIT I Value Series Initial Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class (1)

MFS VIT I Value Series Service Class (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class (1)

MFS VIT II Blended Research Core Equity Portfolio I Class (1)	PIMCO VIT Real Return Portfolio Admin Class (1)

MFS VIT II Blended Research Core Equity Portfolio S Class (1)	PIMCO VIT Total Return Portfolio Admin Class (1)

MFS VIT II Core Equity Portfolio I Class (1)	Putnam VT Equity Income Fund Class IB (1)

MFS VIT II Core Equity Portfolio S Class (1)	Putnam VT Multi-Asset Absolute Return Fund Class IB (1)

MFS VIT II Corporate Bond Portfolio I Class (1)	Rational Insider Buying VA Fund (1)

MFS VIT II Corporate Bond Portfolio S Class (1)	Rational Trend Aggregation VA Fund (1)

MFS VIT II Emerging Markets Equity Portfolio I Class (1)	Wanger Select Fund (1)

MFS VIT II Emerging Markets Equity Portfolio S Class (1)	Wanger USA (1)

(1)	Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the years ended December 31, 2018 and 2017.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
2

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Delaware Life Variable Account F – Regatta based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Delaware Life Variable Account F – Regatta in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 25, 2019

We have served as the auditor of one or more of the subaccounts in Delaware Life Variable Account F - Regatta since 2013.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
3

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	3,797,919	$42,906,170	$37,903,235	$—	$37,903,235	$168	$37,903,067
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	6,226,655	72,036,996	73,599,066	—	73,599,066	150	73,598,916
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	229,991	4,391,901	4,303,135	—	4,303,135	76	4,303,059
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	2,184,071	29,518,846	26,842,230	—	26,842,230	347	26,841,883
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	663,959	13,191,457	11,121,320	814	11,122,134	—	11,122,134
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	30,135,710	428,254,188	390,257,440	65,358	390,322,798	6,470	390,316,328
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	1,311	24,212	18,507	—	18,507	—	18,507
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub- Account (C59)	2,569	32,138	41,354	—	41,354	—	41,354
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub- Account (C60)	3,333,628	42,352,565	52,537,972	2,283	52,540,255	392	52,539,863
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) ¹	3,777	118,738	107,634	—	107,634	—	107,634
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90) ¹	571,550	12,632,149	15,946,244	2,091	15,948,335	52	15,948,283
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) ¹	363,463	4,800,949	4,605,073	—	4,605,073	60	4,605,013
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	5,739,362	95,644,413	93,953,352	139	93,953,491	993	93,952,498
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	4,260,351	134,036,785	133,391,590	64,286	133,455,876	862	133,455,014
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	192,183	2,406,773	2,352,321	—	2,352,321	—	2,352,321
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	937,783	11,365,213	11,440,957	—	11,440,957	410	11,440,547
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	1,465,623	17,380,268	18,320,292	—	18,320,292	—	18,320,292
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,624,551	84,985,232	76,689,391	349	76,689,740	663	76,689,077
First Eagle Overseas Variable Fund Sub-Account (FE3)	9,822,491	262,716,755	223,658,109	88	223,658,197	1,534	223,656,663
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	2,392,738	18,518,308	20,433,982	107	20,434,089	40	20,434,049
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) ¹	6,110,003	87,693,035	77,841,438	1,003	77,842,441	28	77,842,413
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub- Account (FE6)	3,931,102	27,131,652	24,844,564	—	24,844,564	18	24,844,546
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	286,088	4,912,945	4,917,856	—	4,917,856	98	4,917,758
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,210,046	16,578,147	14,774,660	434	14,775,094	95	14,774,999
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	3,903,126	60,534,778	57,532,076	279	57,532,355	329	57,532,026
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	119,690	1,883,851	1,804,932	—	1,804,932	—	1,804,932
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	6,827,685	127,048,947	118,801,728	406	118,802,134	624	118,801,510
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	15,646	323,173	274,591	—	274,591	—	274,591
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,536,682	27,223,749	22,435,557	—	22,435,557	608	22,434,949
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9)	26,763	483,050	400,380	—	400,380	—	400,380

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	1,240,096	$13,807,344	$12,748,182	$—	$12,748,182	$18	$12,748,164
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	20,888	235,302	220,573	—	220,573	—	220,573
Rational Trend Aggregation VA Fund Sub-Account (H24) ¹	79,925	976,490	858,394	—	858,394	—	858,394
Rational Insider Buying VA Fund Sub-Account (H32)	87,942	1,174,592	1,054,424	—	1,054,424	18	1,054,406
Invesco V.I. American Value Fund Series II Sub-Account (V35)	368,348	6,083,911	5,050,051	—	5,050,051	18	5,050,033
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,471,019	26,981,977	23,624,569	—	23,624,569	143	23,624,426
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,446,929	96,447,747	87,368,746	—	87,368,746	891	87,367,855
Invesco V.I. International Growth Fund II Sub-Account (AC1)	74,634	2,616,730	2,426,341	—	2,426,341	42	2,426,299
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88)	3,634,389	39,401,088	38,270,114	—	38,270,114	477	38,269,637
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94)	490,075	13,663,913	12,884,062	—	12,884,062	154	12,883,908
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub- Account (L11)	1,639,823	31,699,563	30,828,680	22	30,828,702	239	30,828,463
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub- Account (L18)	1,950,285	24,322,154	20,438,988	21	20,439,009	3	20,439,006
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17)	2,220,176	39,348,047	31,371,092	69	31,371,161	34	31,371,127
MFS VIT Total Return Series Initial Class Sub-Account (M07)	13,406,691	303,907,828	291,997,719	—	291,997,719	505,611	291,492,108
MFS VIT Total Return Series Service Class Sub-Account (M35)	13,189,146	295,367,674	281,983,937	15,197	281,999,134	891	281,998,243
MFS VIT I Growth Series Initial Class Sub-Account (M31)	2,742,417	96,944,909	128,921,001	59,347	128,980,348	2,379	128,977,969
MFS VIT I Growth Series Service Class Sub-Account (M80)	416,529	17,121,293	18,852,099	106	18,852,205	166	18,852,039
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,451,781	20,977,252	20,178,159	3,581	20,181,740	275	20,181,465
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	3,029,766	24,868,507	23,268,604	302	23,268,906	139	23,268,767
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,533,401	45,926,609	44,233,173	—	44,233,173	5,856	44,227,317
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	2,137,573	34,392,980	34,008,784	561	34,009,345	29	34,009,316
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	35,376,781	463,407,482	439,733,390	58,381	439,791,771	5,955	439,785,816
MFS VIT I Research Series Service Class Sub-Account (M82)	4,426,063	113,278,967	108,925,410	92	108,925,502	837	108,924,665
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	3,199,258	102,678,202	93,994,212	34,550	94,028,762	1,452	94,027,310
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,688,167	47,674,562	48,720,486	152	48,720,638	260	48,720,378
MFS VIT I Value Series Initial Class Sub-Account (M83)	11,782,971	215,032,959	203,845,393	56,113	203,901,506	1,388	203,900,118
MFS VIT I Value Series Service Class Sub-Account (M08)	5,854,920	109,852,682	99,299,439	6,496	99,305,935	462	99,305,473
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	4,998,841	199,784,950	226,397,505	27,547	226,425,052	3,827	226,421,225
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	1,238,998	53,186,156	55,593,851	8,645	55,602,496	31	55,602,465
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	4,495,243	52,432,344	48,593,575	9,230	48,602,805	660	48,602,145

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	10,747,689	$122,948,400	$114,570,361	$—	$114,570,361	$2,911	$114,567,450
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	4,033,619	77,062,480	87,448,860	48,682	87,497,542	1,514	87,496,028
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,665,793	36,900,946	35,714,606	3,467	35,718,073	57	35,718,016
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	1,042,687	15,157,743	15,379,633	18,501	15,398,134	207	15,397,927
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	1,088,650	15,278,749	15,818,080	130	15,818,210	112	15,818,098
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	850,243	9,109,837	8,791,511	—	8,791,511	2,554	8,788,957
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	81,073	835,865	822,084	—	822,084	7	822,077
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,742,455	32,034,775	41,331,044	28,576	41,359,620	828	41,358,792
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	73,866	1,418,372	1,746,938	—	1,746,938	—	1,746,938
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	2,721,488	51,852,207	73,480,169	35,985	73,516,154	1,900	73,514,254
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	168,287	3,825,102	4,525,231	—	4,525,231	—	4,525,231
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0)	2,843,104	41,721,292	41,452,462	42,945	41,495,407	624	41,494,783
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	36,483,411	538,214,777	522,442,440	—	522,442,440	5,775	522,436,665
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	6,306,184	81,503,161	75,926,460	—	75,926,460	6,144	75,920,316
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	12,882,524	163,148,823	154,074,985	6,708	154,081,693	655	154,081,038
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	9,039,640	52,787,935	47,729,301	—	47,729,301	15,328	47,713,973
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	6,958,722	40,203,755	36,324,531	—	36,324,531	621	36,323,910
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,630,607	34,570,478	33,619,162	4,007	33,623,169	543	33,622,626
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,191,464	16,031,861	15,072,020	—	15,072,020	46	15,071,974
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	1,537,587	29,480,543	38,470,417	8,697	38,479,114	490	38,478,624
MFS VIT II International Value Portfolio S Class Sub-Account (M93)	3,299,990	68,770,770	81,179,758	485	81,180,243	208	81,180,035
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub- Account (MD6)	15,711,954	221,738,261	276,530,386	311,103	276,841,489	4,921	276,836,568
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub- Account (MB3)	1,779,484	27,367,030	30,927,436	8,059	30,935,495	55	30,935,440
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	42,220,325	42,220,325	42,220,325	—	42,220,325	47,620	42,172,705
MFS U.S. Government Money Market Portfolio Service Class Sub- Account (MD9)	120,799,235	120,799,234	120,799,235	1,174	120,800,409	69	120,800,340
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,277,670	17,467,132	17,976,817	16,627	17,993,444	196	17,993,248
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	2,673,274	38,374,126	37,158,511	—	37,158,511	183	37,158,328
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,632,584	26,005,057	24,377,723	23,792	24,401,515	205	24,401,310
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	458,041	4,471,192	4,209,399	—	4,209,399	138	4,209,261
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	946,712	11,423,703	16,415,979	6,354	16,422,333	244	16,422,089
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	83,367	968,177	1,370,549	—	1,370,549	—	1,370,549

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub-Account (MF3)	4,629,971	$57,193,214	$50,559,278	$473	$50,559,751	$214	$50,559,537
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5)	39,063,962	444,687,783	414,468,640	1,756	414,470,396	4,794	414,465,602
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	125,540	1,668,109	1,644,578	104	1,644,682	—	1,644,682
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7)	3,179,717	48,087,943	48,236,301	138	48,236,439	180	48,236,259
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	28,775,612	329,905,495	306,460,272	138	306,460,410	701	306,459,709
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)	12,214,702	125,452,815	122,513,464	359	122,513,823	1,419	122,512,404
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	20,138,084	206,721,845	203,394,647	—	203,394,647	687	203,393,960
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	10,880,674	111,402,192	109,786,004	125	109,786,129	179	109,785,950
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	3,122,758	26,281,378	23,170,864	—	23,170,864	78	23,170,786
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	2,818,201	23,235,602	20,713,778	—	20,713,778	187	20,713,591
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6)	105,172,461	1,308,882,913	1,255,759,190	231,451	1,255,990,641	21,628	1,255,969,013
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7)	870,547	8,904,619	7,295,181	—	7,295,181	114	7,295,067
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-Account (V44)	360,401	10,597,661	9,712,816	130	9,712,946	95	9,712,851
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II Sub-Account (V43)	621,383	6,837,856	6,474,812	—	6,474,812	64	6,474,748
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub- Account (O19)	265,276	13,983,728	12,674,895	—	12,674,895	67	12,674,828
Oppenheimer Conservative Balanced Fund/VA (Service Shares) Sub- Account (O23)	725,524	10,081,750	10,331,463	—	10,331,463	—	10,331,463
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	403,658	15,966,119	15,149,283	125	15,149,408	103	15,149,305
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	5,493,147	147,466,075	145,623,318	2,349	145,625,667	141	145,625,526
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub- Account (O04)	227,775	5,310,401	4,562,326	—	4,562,326	—	4,562,326
PIMCO StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2)	52,344	456,339	367,455	—	367,455	—	367,455
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,660,214	17,299,479	16,485,921	—	16,485,921	41	16,485,880
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,569,904	16,648,382	15,777,531	—	15,777,531	—	15,777,531
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70)	46,044	366,641	280,406	—	280,406	—	280,406
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	3,708,369	27,983,725	22,324,384	—	22,324,384	219	22,324,165
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	641,179	8,331,173	7,700,559	348	7,700,907	202	7,700,705
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub- Account (P20)	35,206	467,030	422,826	—	422,826	—	422,826
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (PD6)	34,628,965	414,873,660	380,572,328	27,944	380,600,272	7,020	380,593,252
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	2,828,150	36,368,544	33,513,578	62	33,513,640	111	33,513,529
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	13,314,446	146,752,285	139,535,394	—	139,535,394	33,338	139,502,056
Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account (PI3) ¹	1,602,733	16,439,452	15,177,882	—	15,177,882	531	15,177,351
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	521,821	12,279,773	12,064,496	—	12,064,496	355	12,064,141
Wanger Select Fund Sub-Account (W41)	14,510	281,303	236,808	—	236,808	—	236,808
Wanger USA Sub-Account (W42)	1,516	37,594	31,384	—	31,384	—	31,384

[1]	This Sub-Account had a name change in 2018. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
AL1	2,724,315	$37,903,067	$—	$37,903,067
AO5	6,428,769	73,598,916	—	73,598,916
AM2	523,391	4,303,059	—	4,303,059
A98	4,082,299	26,740,915	100,968	26,841,883
A74	598,129	11,091,480	30,654	11,122,134
B18	25,781,054	390,237,020	79,308	390,316,328
C71	979	18,507	—	18,507
C59	3,329	41,354	—	41,354
C60	4,251,960	52,357,592	182,271	52,539,863
C89	8,279	107,634	—	107,634
C90	1,225,771	15,876,853	71,430	15,948,283
C58	464,423	4,605,013	—	4,605,013
FD7	5,648,699	93,950,917	1,581	93,952,498
F24	7,364,127	133,343,377	111,637	133,455,014
F88	156,217	2,352,321	—	2,352,321
FB9	732,093	11,440,547	—	11,440,547
F15	1,155,984	18,320,292	—	18,320,292
F41	4,372,262	76,643,458	45,619	76,689,077
FE3	16,366,264	223,637,159	19,504	223,656,663
T21	1,493,950	20,414,866	19,183	20,434,049
T20	4,384,314	77,773,564	68,849	77,842,413
FE6	1,866,104	24,844,546	—	24,844,546
T59	471,209	4,917,758	—	4,917,758
F56	740,601	14,752,961	22,038	14,774,999
F59	4,124,136	57,524,956	7,070	57,532,026
FF0	130,886	1,804,932	—	1,804,932
F54	5,410,743	118,776,693	24,817	118,801,510
FG8	17,157	274,591	—	274,591
F53	693,799	22,434,949	—	22,434,949
FJ9	21,789	400,380	—	400,380
T28	930,820	12,748,164	—	12,748,164
FJ0	19,416	220,573	—	220,573
H24	63,919	858,394	—	858,394
H32	68,180	1,054,406	—	1,054,406
V35	311,378	5,050,033	—	5,050,033
V13	1,544,863	23,624,426	—	23,624,426
V11	5,321,052	87,367,855	—	87,367,855
AC1	193,849	2,426,299	—	2,426,299
J88	3,741,153	38,269,637	—	38,269,637

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
J94	606,692	$12,883,908	$—	$12,883,908
L11	3,351,309	30,794,958	33,505	30,828,463
L18	834,547	20,435,752	3,254	20,439,006
L17	1,358,769	31,365,436	5,691	31,371,127
M07	23,372,110	288,505,309	2,986,799	291,492,108
M35	23,179,177	281,269,828	728,415	281,998,243
M31	4,316,157	128,434,321	543,648	128,977,969
M80	581,940	18,831,903	20,136	18,852,039
MF1	1,841,013	20,024,109	157,356	20,181,465
M41	955,706	23,185,428	83,339	23,268,767
M05	3,478,746	44,102,239	125,078	44,227,317
M42	2,203,370	33,993,999	15,317	34,009,316
M89	41,255,653	439,699,854	85,962	439,785,816
M82	6,292,487	108,921,791	2,874	108,924,665
M44	8,893,730	93,303,647	723,663	94,027,310
M40	4,706,962	48,718,643	1,735	48,720,378
M83	14,114,772	202,787,889	1,112,229	203,900,118
M08	6,444,994	98,913,540	391,933	99,305,473
MB6	7,473,605	224,382,181	2,039,044	226,421,225
MB7	2,169,101	55,511,076	91,389	55,602,465
MC0	2,179,178	48,199,056	403,089	48,602,145
MA0	6,527,847	114,427,296	140,154	114,567,450
MC2	3,277,605	86,928,830	567,198	87,496,028
MC1	1,773,236	35,605,517	112,499	35,718,016
MC3	554,697	15,265,217	132,710	15,397,927
MA1	1,031,804	15,816,611	1,487	15,818,098
MC4	491,260	8,741,795	47,162	8,788,957
MC5	57,413	822,077	—	822,077
MC6	1,208,296	41,150,725	208,067	41,358,792
MC7	66,578	1,746,938	—	1,746,938
MC8	2,886,932	72,630,044	884,210	73,514,254
MC9	237,401	4,525,231	—	4,525,231
MD0	1,492,809	41,198,388	296,395	41,494,783
M92	41,927,838	522,410,091	26,574	522,436,665
M96	3,973,046	75,428,522	491,794	75,920,316
MD2	12,122,983	153,703,715	377,323	154,081,038

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
MA6	1,900,008	$47,306,834	$407,139	$47,713,973
MA3	1,798,423	36,213,329	110,581	36,323,910
M97	1,477,939	33,257,319	365,307	33,622,626
MD5	962,074	14,980,967	91,007	15,071,974
M98	1,074,993	38,214,010	264,614	38,478,624
M93	5,081,903	81,088,790	91,245	81,180,035
MD6	13,004,247	273,986,445	2,850,123	276,836,568
MB3	1,313,651	30,858,637	76,803	30,935,440
MD8	3,729,600	41,442,748	729,957	42,172,705
MD9	13,539,953	120,673,539	126,801	120,800,340
ME2	1,042,465	17,952,265	40,983	17,993,248
ME3	1,836,472	37,144,356	13,972	37,158,328
MA5	1,231,924	24,304,835	96,475	24,401,310
MA7	237,611	4,170,531	38,730	4,209,261
ME4	1,220,819	16,284,235	137,854	16,422,089
MA2	46,625	1,370,549	—	1,370,549
MF3	2,805,821	50,401,188	158,349	50,559,537
MF5	26,810,432	414,197,519	268,083	414,465,602
MF6	62,209	1,642,702	1,980	1,644,682
MF7	2,678,520	48,159,668	76,591	48,236,259
MF9	14,628,661	306,458,132	1,577	306,459,709
MG1	10,546,363	122,460,053	52,351	122,512,404
MF2	20,371,715	203,097,024	296,936	203,393,960
MG2	11,204,328	109,773,218	12,732	109,785,950
MG3	1,245,032	23,136,690	34,096	23,170,786
MG4	1,126,976	20,713,591	—	20,713,591
MG6	68,298,700	1,255,446,142	522,871	1,255,969,013
MG7	315,136	7,295,067	—	7,295,067

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
V44	394,577	$9,711,365	$1,486	$9,712,851
V43	315,995	6,474,748	—	6,474,748
O19	513,394	12,669,611	5,217	12,674,828
O23	1,046,363	10,331,463	—	10,331,463
O20	653,189	15,147,879	1,426	15,149,305
O21	5,849,961	145,471,438	154,088	145,625,526
O04	133,222	4,562,326	—	4,562,326
PH2	28,613	367,455	—	367,455
P08	1,178,282	16,485,880	—	16,485,880
PC0	1,390,142	15,777,531	—	15,777,531
P70	62,897	280,406	—	280,406
P10	4,476,996	22,251,901	72,264	22,324,165
PK8	278,892	7,675,836	24,869	7,700,705
P20	36,604	422,826	—	422,826
PD6	32,259,391	380,565,308	27,944	380,593,252
P06	2,212,668	33,464,677	48,852	33,513,529
P07	8,590,870	139,278,651	223,405	139,502,056
PI3	1,520,792	15,177,351	—	15,177,351
P72	593,554	12,064,141	—	12,064,141
W41	10,657	236,808	—	236,808
W42	1,368	31,384	—	31,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	AL1	AO5	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$736,215	$1,349,560	$20,553

Expenses:
Mortality and expense risk charges	(556,743)	(1,030,048)	(61,566)
Distribution and administration charges	(177,068)	(329,067)	(20,498)

Net investment income (loss)	2,404	(9,555)	(61,511)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,379,613)	2,528,503	200,642
Realized gain distributions	3,294,767	107,597	—

Net realized gains (losses)	1,915,154	2,636,100	200,642

Net change in unrealized appreciation (depreciation)	(5,255,416)	(10,100,798)	(1,113,581)

Net realized and change in unrealized gains (losses)	(3,340,262)	(7,464,698)	(912,939)

Net increase (decrease) in net assets from operations	$(3,337,858)	$(7,474,253)	$(974,450)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	A98	A74	B18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$341,185	$27,133	$3,689,614

Expenses:
Mortality and expense risk charges	(404,012)	(160,824)	(5,653,764)
Distribution and administration charges	(132,441)	(53,695)	(1,803,340)

Net investment income (loss)	(195,268)	(187,386)	(3,767,490)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,740,925	205,835	3,387,354
Realized gain distributions	—	965,690	18,778,925

Net realized gains (losses)	1,740,925	1,171,525	22,166,279

Net change in unrealized appreciation (depreciation)	(9,685,602)	(3,063,412)	(58,588,910)

Net realized and change in unrealized gains (losses)	(7,944,677)	(1,891,887)	(36,422,631)

Net increase (decrease) in net assets from operations	$(8,139,945)	$(2,079,273)	$(40,190,121)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	C71	C59	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$39	$—	$—

Expenses:
Mortality and expense risk charges	(311)	(627)	(800,213)
Distribution and administration charges	(107)	(197)	(270,576)

Net investment income (loss)	(379)	(824)	(1,070,789)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,229	3,850	5,693,760
Realized gain distributions	3,306	—	—

Net realized gains (losses)	5,535	3,850	5,693,760

Net change in unrealized appreciation (depreciation)	(9,528)	(4,782)	(6,709,814)

Net realized and change in unrealized gains (losses)	(3,993)	(932)	(1,016,054)

Net increase (decrease) in net assets from operations	$(4,372)	$(1,756)	$(2,086,843)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	C89	C90	C58
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$138,528

Expenses:
Mortality and expense risk charges	(1,267)	(234,527)	(68,022)
Distribution and administration charges	(429)	(81,754)	(23,878)

Net investment income (loss)	(1,696)	(316,281)	46,628

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,259	1,850,963	156,167
Realized gain distributions	—	—	—

Net realized gains (losses)	12,259	1,850,963	156,167

Net change in unrealized appreciation (depreciation)	(18,210)	(2,073,444)	(1,206,332)

Net realized and change in unrealized gains (losses)	(5,951)	(222,481)	(1,050,165)

Net increase (decrease) in net assets from operations	$(7,647)	$(538,762)	$(1,003,537)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FD7	F24	F88
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,331,485	$692,185	$35,287

Expenses:
Mortality and expense risk charges	(1,304,196)	(1,998,959)	(34,585)
Distribution and administration charges	(409,309)	(646,459)	(12,093)

Net investment income (loss)	(382,020)	(1,953,233)	(11,391)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,357,398	12,544,746	39,901
Realized gain distributions	5,523,423	15,107,306	77,305

Net realized gains (losses)	7,880,821	27,652,052	117,206

Net change in unrealized appreciation (depreciation)	(13,129,382)	(35,950,898)	(261,342)

Net realized and change in unrealized gains (losses)	(5,248,561)	(8,298,846)	(144,136)

Net increase (decrease) in net assets from operations	$(5,630,581)	$(10,252,079)	$(155,527)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FB9	F15	F41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$170,266	$256,602	$383,909

Expenses:
Mortality and expense risk charges	(164,628)	(265,883)	(1,164,253)
Distribution and administration charges	(56,622)	(86,131)	(393,292)

Net investment income (loss)	(50,984)	(95,412)	(1,173,636)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	393,162	1,038,763	1,938,782
Realized gain distributions	539,254	710,643	8,736,239

Net realized gains (losses)	932,416	1,749,406	10,675,021

Net change in unrealized appreciation (depreciation)	(1,756,402)	(3,220,009)	(22,903,360)

Net realized and change in unrealized gains (losses)	(823,986)	(1,470,603)	(12,228,339)

Net increase (decrease) in net assets from operations	$(874,970)	$(1,566,015)	$(13,401,975)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FE3	T21	T20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,425,167	$199,151	$2,354,796

Expenses:
Mortality and expense risk charges	(3,198,792)	(297,274)	(1,144,952)
Distribution and administration charges	(1,025,228)	(102,588)	(434,680)

Net investment income (loss)	1,201,147	(200,711)	775,164

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(429,558)	170,496	2,699,112
Realized gain distributions	12,910,638	—	—

Net realized gains (losses)	12,481,080	170,496	2,699,112

Net change in unrealized appreciation (depreciation)	(45,025,288)	(4,161,988)	(19,157,107)

Net realized and change in unrealized gains (losses)	(32,544,208)	(3,991,492)	(16,457,995)

Net increase (decrease) in net assets from operations	$(31,343,061)	$(4,192,203)	$(15,682,831)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FE6	T59	F56
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$891,731	$—	$343,342

Expenses:
Mortality and expense risk charges	(374,475)	(67,835)	(220,245)
Distribution and administration charges	(117,679)	(28,823)	(76,285)

Net investment income (loss)	399,577	(96,658)	46,812

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	123,429	(85,699)	815,900
Realized gain distributions	698,329	—	1,454,111

Net realized gains (losses)	821,758	(85,699)	2,270,011

Net change in unrealized appreciation (depreciation)	(4,390,100)	182,229	(5,135,476)

Net realized and change in unrealized gains (losses)	(3,568,342)	96,530	(2,865,465)

Net increase (decrease) in net assets from operations	$(3,168,765)	$(128)	$(2,818,653)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F59	FF0	F54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,349,913	$96,243	$3,228,366

Expenses:
Mortality and expense risk charges	(855,962)	(24,486)	(1,782,166)
Distribution and administration charges	(280,398)	(7,505)	(582,911)

Net investment income (loss)	2,213,553	64,252	863,289

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	737,887	14,293	7,634,314
Realized gain distributions	—	—	5,026,963

Net realized gains (losses)	737,887	14,293	12,661,277

Net change in unrealized appreciation (depreciation)	(6,588,791)	(191,268)	(27,408,877)

Net realized and change in unrealized gains (losses)	(5,850,904)	(176,975)	(14,747,600)

Net increase (decrease) in net assets from operations	$(3,637,351)	$(112,723)	$(13,884,311)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FG8	F53	FJ9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,862	$247,927	$6,136

Expenses:
Mortality and expense risk charges	(3,628)	(341,014)	(8,782)
Distribution and administration charges	(1,126)	(119,881)	(3,209)

Net investment income (loss)	2,108	(212,968)	(5,855)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(141)	(1,383,834)	(34,655)
Realized gain distributions	11,035	4,222,265	120,075

Net realized gains (losses)	10,894	2,838,431	85,420

Net change in unrealized appreciation (depreciation)	(44,154)	(6,142,082)	(156,357)

Net realized and change in unrealized gains (losses)	(33,260)	(3,303,651)	(70,937)

Net increase (decrease) in net assets from operations	$(31,152)	$(3,516,619)	$(76,792)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	T28	FJ0	H24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$403,996	$6,103	$38,663

Expenses:
Mortality and expense risk charges	(180,323)	(2,836)	(12,202)
Distribution and administration charges	(63,438)	(859)	(4,100)

Net investment income (loss)	160,235	2,408	22,361

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(628,160)	(7,101)	(28,225)
Realized gain distributions	—	—	—

Net realized gains (losses)	(628,160)	(7,101)	(28,225)

Net change in unrealized appreciation (depreciation)	(89,982)	(4,754)	(52,687)

Net realized and change in unrealized gains (losses)	(718,142)	(11,855)	(80,912)

Net increase (decrease) in net assets from operations	$(557,907)	$(9,447)	$(58,551)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	H32 Sub-Account	V35 Sub-Account	V13 Sub-Account
Income:
Dividend income	$8,356	$11,681	$384,415

Expenses:
Mortality and expense risk charges	(14,375)	(79,556)	(353,144)
Distribution and administration charges	(5,028)	(28,182)	(120,213)

Net investment income (loss)	(11,047)	(96,057)	(88,942)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(131,966)	142,018	1,085,695
Realized gain distributions	55,938	842,548	2,644,075

Net realized gains (losses)	(76,028)	984,566	3,729,770

Net change in unrealized appreciation (depreciation)	24,748	(1,608,992)	(7,155,135)

Net realized and change in unrealized gains (losses)	(51,280)	(624,426)	(3,425,365)

Net increase (decrease) in net assets from operations	$(62,327)	$(720,483)	$(3,514,307)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	V11 Sub-Account	AC1 Sub-Account	J88 Sub-Account
Income:
Dividend income	$1,958,399	$49,707	$973,341

Expenses:
Mortality and expense risk charges	(1,249,896)	(36,534)	(527,391)
Distribution and administration charges	(398,623)	(11,060)	(164,603)

Net investment income (loss)	309,880	2,113	281,347

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	443,715	35,383	(605,537)
Realized gain distributions	4,351,248	19,498	71,512

Net realized gains (losses)	4,794,963	54,881	(534,025)

Net change in unrealized appreciation (depreciation)	(15,984,727)	(546,550)	(630,145)

Net realized and change in unrealized gains (losses)	(11,189,764)	(491,669)	(1,164,170)

Net increase (decrease) in net assets from operations	$(10,879,884)	$(489,556)	$(882,823)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	J94	L11	L18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$89,208	$662,453	$—

Expenses:
Mortality and expense risk charges	(175,479)	(440,397)	(301,630)
Distribution and administration charges	(55,038)	(148,282)	(113,854)

Net investment income (loss)	(141,309)	73,774	(415,484)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	623,556	525,683	83,401
Realized gain distributions	1,716,019	—	4,873,629

Net realized gains (losses)	2,339,575	525,683	4,957,030

Net change in unrealized appreciation (depreciation)	(3,296,149)	(8,004,741)	(5,235,369)

Net realized and change in unrealized gains (losses)	(956,574)	(7,479,058)	(278,339)

Net increase (decrease) in net assets from operations	$(1,097,883)	$(7,405,284)	$(693,823)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	L17	M07	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$523,170	$7,140,051	$6,383,549

Expenses:
Mortality and expense risk charges	(467,924)	(4,042,403)	(4,084,938)
Distribution and administration charges	(160,267)	(600,746)	(1,362,620)

Net investment income (loss)	(105,021)	2,496,902	935,991

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(932,880)	4,111,035	4,803,556
Realized gain distributions	5,292,845	14,548,600	14,699,261

Net realized gains (losses)	4,359,965	18,659,635	19,502,817

Net change in unrealized appreciation (depreciation)	(7,615,817)	(43,683,554)	(44,075,970)

Net realized and change in unrealized gains (losses)	(3,255,852)	(25,023,919)	(24,573,153)

Net increase (decrease) in net assets from operations	$(3,360,873)	$(22,527,017)	$(23,637,162)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M31	M80	MF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$131,137	$—	$—

Expenses:
Mortality and expense risk charges	(1,807,007)	(258,115)	(283,091)
Distribution and administration charges	(296,984)	(95,441)	(58,214)

Net investment income (loss)	(1,972,854)	(353,556)	(341,305)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,185,058	1,894,628	1,424,157
Realized gain distributions	9,731,068	1,466,057	3,610,449

Net realized gains (losses)	19,916,126	3,360,685	5,034,606

Net change in unrealized appreciation (depreciation)	(15,099,024)	(2,682,080)	(4,529,576)

Net realized and change in unrealized gains (losses)	4,817,102	678,605	505,030

Net increase (decrease) in net assets from operations	$2,844,248	$325,049	$163,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M41	M05	M42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(340,261)	(635,021)	(499,524)
Distribution and administration charges	(117,440)	(132,386)	(185,658)

Net investment income (loss)	(457,701)	(767,407)	(685,182)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,908,800	649,697	2,117,316
Realized gain distributions	4,442,588	6,691,085	5,395,502

Net realized gains (losses)	6,351,388	7,340,782	7,512,818

Net change in unrealized appreciation (depreciation)	(5,411,499)	(7,181,035)	(6,952,594)

Net realized and change in unrealized gains (losses)	939,889	159,747	560,224

Net increase (decrease) in net assets from operations	$482,188	$(607,660)	$(124,958)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M89	M82	M44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$14,823,920	$573,332	$1,106,225

Expenses:
Mortality and expense risk charges	(6,105,033)	(1,651,036)	(1,242,597)
Distribution and administration charges	(1,936,062)	(535,874)	(215,839)

Net investment income (loss)	6,782,825	(1,613,578)	(352,211)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,182,359)	9,011,164	(3,403,557)
Realized gain distributions	—	14,755,207	384,088

Net realized gains (losses)	(7,182,359)	23,766,371	(3,019,469)

Net change in unrealized appreciation (depreciation)	(15,591,399)	(28,158,400)	3,060,437

Net realized and change in unrealized gains (losses)	(22,773,758)	(4,392,029)	40,968

Net increase (decrease) in net assets from operations	$(15,990,933)	$(6,005,607)	$(311,243)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M40	M83	M08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$467,552	$3,658,851	$1,563,835

Expenses:
Mortality and expense risk charges	(691,130)	(3,019,048)	(1,502,122)
Distribution and administration charges	(239,609)	(886,725)	(512,287)

Net investment income (loss)	(463,187)	(246,922)	(450,574)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,687,782)	8,929,602	253,354
Realized gain distributions	213,749	15,929,256	8,143,399

Net realized gains (losses)	(2,474,033)	24,858,858	8,396,753

Net change in unrealized appreciation (depreciation)	2,663,761	(51,644,195)	(21,674,331)

Net realized and change in unrealized gains (losses)	189,728	(26,785,337)	(13,277,578)

Net increase (decrease) in net assets from operations	$(273,459)	$(27,032,259)	$(13,728,152)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MB6	MB7	MC0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,657,022	$747,360	$2,014,255

Expenses:
Mortality and expense risk charges	(3,327,109)	(829,957)	(642,091)
Distribution and administration charges	(538,472)	(311,628)	(119,274)

Net investment income (loss)	(208,559)	(394,225)	1,252,890

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	24,244,273	7,534,864	(689,835)
Realized gain distributions	22,736,242	5,645,623	211,606

Net realized gains (losses)	46,980,515	13,180,487	(478,229)

Net change in unrealized appreciation (depreciation)	(68,748,916)	(18,344,538)	(3,241,544)

Net realized and change in unrealized gains (losses)	(21,768,401)	(5,164,051)	(3,719,773)

Net increase (decrease) in net assets from operations	$(21,976,960)	$(5,558,276)	$(2,466,883)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA0	MC2	MC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,760,505	$687,762	$172,751

Expenses:
Mortality and expense risk charges	(1,663,308)	(1,248,932)	(490,366)
Distribution and administration charges	(527,915)	(234,583)	(172,940)

Net investment income (loss)	2,569,282	(795,753)	(490,555)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,629,893)	7,483,536	2,089,216
Realized gain distributions	538,123	10,607,707	4,192,415

Net realized gains (losses)	(2,091,770)	18,091,243	6,281,631

Net change in unrealized appreciation (depreciation)	(7,571,584)	(21,666,200)	(7,796,386)

Net realized and change in unrealized gains (losses)	(9,663,354)	(3,574,957)	(1,514,755)

Net increase (decrease) in net assets from operations	$(7,094,072)	$(4,370,710)	$(2,005,310)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC3	MA1	MC4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$64,630	$20,242	$92,927

Expenses:
Mortality and expense risk charges	(230,094)	(232,115)	(118,870)
Distribution and administration charges	(42,330)	(80,573)	(21,246)

Net investment income (loss)	(207,794)	(292,446)	(47,189)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	314,353	885,555	(105,550)
Realized gain distributions	—	—	—

Net realized gains (losses)	314,353	885,555	(105,550)

Net change in unrealized appreciation (depreciation)	(2,950,352)	(3,542,009)	(107,108)

Net realized and change in unrealized gains (losses)	(2,635,999)	(2,656,454)	(212,658)

Net increase (decrease) in net assets from operations	$(2,843,793)	$(2,948,900)	$(259,847)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC5	MC6	MC7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,320	$243,977	$3,845

Expenses:
Mortality and expense risk charges	(10,892)	(611,379)	(26,242)
Distribution and administration charges	(3,899)	(93,389)	(10,591)

Net investment income (loss)	(9,471)	(460,791)	(32,988)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,347)	4,635,826	196,743
Realized gain distributions	—	2,796,643	113,386

Net realized gains (losses)	(4,347)	7,432,469	310,129

Net change in unrealized appreciation (depreciation)	(13,916)	(9,595,343)	(377,842)

Net realized and change in unrealized gains (losses)	(18,263)	(2,162,874)	(67,713)

Net increase (decrease) in net assets from operations	$(27,734)	$(2,623,665)	$(100,701)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC8	MC9	MD0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$860,379	$38,598	$358,113

Expenses:
Mortality and expense risk charges	(1,077,442)	(66,630)	(567,400)
Distribution and administration charges	(157,519)	(20,477)	(88,154)

Net investment income (loss)	(374,582)	(48,509)	(297,441)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,571,591	665,816	757,211
Realized gain distributions	5,054,092	317,981	1,993,307

Net realized gains (losses)	12,625,683	983,797	2,750,518

Net change in unrealized appreciation (depreciation)	(20,365,369)	(1,450,844)	(5,168,279)

Net realized and change in unrealized gains (losses)	(7,739,686)	(467,047)	(2,417,761)

Net increase (decrease) in net assets from operations	$(8,114,268)	$(515,556)	$(2,715,202)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M92	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,007,172	$2,582,245	$5,080,572

Expenses:
Mortality and expense risk charges	(7,183,981)	(984,149)	(2,155,310)
Distribution and administration charges	(2,263,596)	(176,215)	(724,979)

Net investment income (loss)	(6,440,405)	1,421,881	2,200,283

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,088,487	(1,918,056)	(5,130,701)
Realized gain distributions	26,195,160	—	—

Net realized gains (losses)	35,283,647	(1,918,056)	(5,130,701)

Net change in unrealized appreciation (depreciation)	(66,609,072)	(451,011)	(161,208)

Net realized and change in unrealized gains (losses)	(31,325,425)	(2,369,067)	(5,291,909)

Net increase (decrease) in net assets from operations	$(37,765,830)	$(947,186)	$(3,091,626)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA6	MA3	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,947,532	$2,253,832	$386,843

Expenses:
Mortality and expense risk charges	(652,209)	(530,884)	(474,442)
Distribution and administration charges	(113,436)	(193,986)	(93,297)

Net investment income (loss)	2,181,887	1,528,962	(180,896)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(550,790)	(807,134)	1,308,413
Realized gain distributions	—	—	3,328,528

Net realized gains (losses)	(550,790)	(807,134)	4,636,941

Net change in unrealized appreciation (depreciation)	(3,971,491)	(2,722,844)	(8,360,437)

Net realized and change in unrealized gains (losses)	(4,522,281)	(3,529,978)	(3,723,496)

Net increase (decrease) in net assets from operations	$(2,340,394)	$(2,001,016)	$(3,904,392)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD5	M98	M93
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$141,544	$491,054	$837,141

Expenses:
Mortality and expense risk charges	(216,674)	(551,209)	(1,197,607)
Distribution and administration charges	(73,424)	(94,723)	(409,833)

Net investment income (loss)	(148,554)	(154,878)	(770,299)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	646,979	3,281,764	9,044,413
Realized gain distributions	1,556,572	494,475	1,040,793

Net realized gains (losses)	2,203,551	3,776,239	10,085,206

Net change in unrealized appreciation (depreciation)	(3,909,472)	(8,408,466)	(19,715,838)

Net realized and change in unrealized gains (losses)	(1,705,921)	(4,632,227)	(9,630,632)

Net increase (decrease) in net assets from operations	$(1,854,475)	$(4,787,105)	$(10,400,931)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD6	MB3	MD8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,782,566	$117,667	$551,886

Expenses:
Mortality and expense risk charges	(3,851,214)	(431,192)	(550,343)
Distribution and administration charges	(622,440)	(168,115)	(84,219)

Net investment income (loss)	(2,691,088)	(481,640)	(82,676)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,319,855	2,842,030	—
Realized gain distributions	18,136,876	2,079,454	—

Net realized gains (losses)	43,456,731	4,921,484	—

Net change in unrealized appreciation (depreciation)	(40,256,429)	(4,468,638)	1

Net realized and change in unrealized gains (losses)	3,200,302	452,846	1

Net increase (decrease) in net assets from operations	$509,214	$(28,794)	$(82,675)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD9	ME2	ME3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,609,563	$312,805	$510,965

Expenses:
Mortality and expense risk charges	(1,614,010)	(256,917)	(558,637)
Distribution and administration charges	(542,535)	(54,345)	(196,796)

Net investment income (loss)	(546,982)	1,543	(244,468)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2)	359,133	2,212,990
Realized gain distributions	—	529,268	1,080,186

Net realized gains (losses)	(2)	888,401	3,293,176

Net change in unrealized appreciation (depreciation)	1	(4,195,304)	(9,986,514)

Net realized and change in unrealized gains (losses)	(1)	(3,306,903)	(6,693,338)

Net increase (decrease) in net assets from operations	$(546,983)	$(3,305,360)	$(6,937,806)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA5	MA7	ME4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,012,387	$164,895	$—

Expenses:
Mortality and expense risk charges	(311,490)	(54,316)	(238,141)
Distribution and administration charges	(59,130)	(18,793)	(50,696)

Net investment income (loss)	641,767	91,786	(288,837)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(253,269)	(33,190)	2,466,696
Realized gain distributions	—	—	1,067,615

Net realized gains (losses)	(253,269)	(33,190)	3,534,311

Net change in unrealized appreciation (depreciation)	(1,298,972)	(236,898)	(2,904,627)

Net realized and change in unrealized gains (losses)	(1,552,241)	(270,088)	629,684

Net increase (decrease) in net assets from operations	$(910,474)	$(178,302)	$340,847

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA2	MF3	MF5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$351,866	$9,026,359

Expenses:
Mortality and expense risk charges	(23,303)	(775,184)	(5,883,708)
Distribution and administration charges	(9,216)	(263,837)	(1,899,924)

Net investment income (loss)	(32,519)	(687,155)	1,242,727

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	406,705	(2,565,399)	(2,481,464)
Realized gain distributions	113,366	7,359,814	19,430,996

Net realized gains (losses)	520,071	4,794,415	16,949,532

Net change in unrealized appreciation (depreciation)	(429,480)	(6,526,352)	(38,053,127)

Net realized and change in unrealized gains (losses)	90,591	(1,731,937)	(21,103,595)

Net increase (decrease) in net assets from operations	$58,072	$(2,419,092)	$(19,860,868)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MF6	MF7	MF9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$80,538	$1,854,993	$5,479,095

Expenses:
Mortality and expense risk charges	(24,426)	(746,631)	(4,485,751)
Distribution and administration charges	(10,540)	(262,895)	(1,438,720)

Net investment income (loss)	45,572	845,467	(445,376)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	94,179	4,161,091	7,638,241
Realized gain distributions	30,514	765,393	22,864,481

Net realized gains (losses)	124,693	4,926,484	30,502,722

Net change in unrealized appreciation (depreciation)	(249,752)	(8,367,087)	(52,263,773)

Net realized and change in unrealized gains (losses)	(125,059)	(3,440,603)	(21,761,051)

Net increase (decrease) in net assets from operations	$(79,487)	$(2,595,136)	$(22,206,427)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG1	MF2	MG2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,006,815	$4,610,756	$2,124,063

Expenses:
Mortality and expense risk charges	(1,734,742)	(2,962,010)	(1,538,342)
Distribution and administration charges	(566,128)	(1,054,131)	(494,866)

Net investment income (loss)	(294,055)	594,615	90,855

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,844,445)	(781,904)	(492,960)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2,844,445)	(781,904)	(492,960)

Net change in unrealized appreciation (depreciation)	(5,945,327)	(1,035,946)	(479,827)

Net realized and change in unrealized gains (losses)	(8,789,772)	(1,817,850)	(972,787)

Net increase (decrease) in net assets from operations	$(9,083,827)	$(1,223,235)	$(881,932)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG3	MG4	MG6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$241,925	$166,339	$26,285,884

Expenses:
Mortality and expense risk charges	(355,704)	(313,346)	(17,727,428)
Distribution and administration charges	(135,642)	(99,523)	(5,723,236)

Net investment income (loss)	(249,421)	(246,530)	2,835,220

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(265,941)	(341,219)	30,417,411
Realized gain distributions	1,739,943	1,563,150	67,170,565

Net realized gains (losses)	1,474,002	1,221,931	97,587,976

Net change in unrealized appreciation (depreciation)	(4,612,691)	(3,934,613)	(174,910,427)

Net realized and change in unrealized gains (losses)	(3,138,689)	(2,712,682)	(77,322,451)

Net increase (decrease) in net assets from operations	$(3,388,110)	$(2,959,212)	$(74,487,231)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG7	V44	V43
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$21,420	$—	$—

Expenses:
Mortality and expense risk charges	(111,202)	(127,659)	(86,102)
Distribution and administration charges	(36,135)	(41,816)	(28,228)

Net investment income (loss)	(125,917)	(169,475)	(114,330)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	122,903	800,207	500,996
Realized gain distributions	1,357,947	1,899,134	1,410,199

Net realized gains (losses)	1,480,850	2,699,341	1,911,195

Net change in unrealized appreciation (depreciation)	(2,281,768)	(1,986,910)	(1,092,481)

Net realized and change in unrealized gains (losses)	(800,918)	712,431	818,714

Net increase (decrease) in net assets from operations	$(926,835)	$542,956	$704,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	O19	O23	O20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$198,847	$142,605

Expenses:
Mortality and expense risk charges	(183,535)	(143,629)	(231,386)
Distribution and administration charges	(74,703)	(43,527)	(82,255)

Net investment income (loss)	(258,238)	11,691	(171,036)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(99,582)	331,814	930,197
Realized gain distributions	1,104,149	273,232	1,330,061

Net realized gains (losses)	1,004,567	605,046	2,260,258

Net change in unrealized appreciation (depreciation)	(1,648,774)	(1,416,845)	(4,600,790)

Net realized and change in unrealized gains (losses)	(644,207)	(811,799)	(2,340,532)

Net increase (decrease) in net assets from operations	$(902,445)	$(800,108)	$(2,511,568)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	O21	O04	PH2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,587,975	$3,303	$7,116

Expenses:
Mortality and expense risk charges	(2,220,891)	(71,306)	(6,018)
Distribution and administration charges	(814,867)	(29,874)	(1,632)

Net investment income (loss)	(1,447,783)	(97,877)	(534)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,504,178	177,135	(8,007)
Realized gain distributions	15,474,234	720,934	61,657

Net realized gains (losses)	32,978,412	898,069	53,650

Net change in unrealized appreciation (depreciation)	(46,742,368)	(1,361,863)	(105,149)

Net realized and change in unrealized gains (losses)	(13,763,956)	(463,794)	(51,499)

Net increase (decrease) in net assets from operations	$(15,211,739)	$(561,671)	$(52,033)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	P08	PC0	P70
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$573,546	$534,291	$6,400

Expenses:
Mortality and expense risk charges	(234,474)	(217,437)	(3,693)
Distribution and administration charges	(81,056)	(68,649)	(1,310)

Net investment income (loss)	258,016	248,205	1,397

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(140,462)	(205,493)	(29,631)
Realized gain distributions	—	—	—

Net realized gains (losses)	(140,462)	(205,493)	(29,631)

Net change in unrealized appreciation (depreciation)	(1,418,065)	(1,304,321)	(22,724)

Net realized and change in unrealized gains (losses)	(1,558,527)	(1,509,814)	(52,355)

Net increase (decrease) in net assets from operations	$(1,300,511)	$(1,261,609)	$(50,958)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	P10	PK8	P20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$583,462	$386,715	$19,429

Expenses:
Mortality and expense risk charges	(348,029)	(115,738)	(5,550)
Distribution and administration charges	(115,910)	(40,836)	(2,202)

Net investment income (loss)	119,523	230,141	11,677

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,215,017)	(495,524)	(10,855)
Realized gain distributions	—	—	—

Net realized gains (losses)	(4,215,017)	(495,524)	(10,855)

Net change in unrealized appreciation (depreciation)	(124,679)	(369,777)	(33,408)

Net realized and change in unrealized gains (losses)	(4,339,696)	(865,301)	(44,263)

Net increase (decrease) in net assets from operations	$(4,220,173)	$(635,160)	$(32,586)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PD6	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,989,884	$974,095	$4,044,332

Expenses:
Mortality and expense risk charges	(5,342,812)	(495,934)	(2,043,724)
Distribution and administration charges	(1,691,332)	(168,404)	(703,969)

Net investment income (loss)	(44,260)	309,757	1,296,639

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	321,705	(2,033,268)	(3,119,370)
Realized gain distributions	31,581,309	—	1,799,547

Net realized gains (losses)	31,903,014	(2,033,268)	(1,319,823)

Net change in unrealized appreciation (depreciation)	(61,692,049)	185,992	(3,937,414)

Net realized and change in unrealized gains (losses)	(29,789,035)	(1,847,276)	(5,257,237)

Net increase (decrease) in net assets from operations	$(29,833,295)	$(1,537,519)	$(3,960,598)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PI3	P72	W41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$71,763	$97,660	$430

Expenses:
Mortality and expense risk charges	(222,399)	(170,719)	(3,486)
Distribution and administration charges	(70,289)	(57,204)	(1,041)

Net investment income (loss)	(220,925)	(130,263)	(4,097)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(167,086)	649,803	(19,209)
Realized gain distributions	741,550	626,390	29,516

Net realized gains (losses)	574,464	1,276,193	10,307

Net change in unrealized appreciation (depreciation)	(2,039,809)	(2,419,747)	(38,996)

Net realized and change in unrealized gains (losses)	(1,465,345)	(1,143,554)	(28,689)

Net increase (decrease) in net assets from operations	$(1,686,270)	$(1,273,817)	$(32,786)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

W42
Sub-Account
Income:
Dividend income	$35

Expenses:
Mortality and expense risk charges	(729)
Distribution and administration charges	(230)

Net investment income (loss)	(924)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(12,631)
Realized gain distributions	13,154

Net realized gains (losses)	523

Net change in unrealized appreciation (depreciation)	432

Net realized and change in unrealized gains (losses)	955

Net increase (decrease) in net assets from operations	$31

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	AL1 Sub-Account		AO5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$2,404	$85,720	$(9,555)	$178,557
Net realized gains (losses)	1,915,154	(645,730)	2,636,100	2,457,376
Net change in unrealized appreciation/(depreciation)	(5,255,416)	7,156,324	(10,100,798)	8,616,364

Increase (decrease) in net assets from operations	(3,337,858)	6,596,314	(7,474,253)	11,252,297

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	394,253	115,730	417,148	153,449
Transfers between Sub-Accounts (including the Fixed Account), net	(1,084,323)	(631,950)	912,942	(2,919,907)
Withdrawals, surrenders, annuitizations and contract charges	(7,819,516)	(7,717,534)	(13,996,121)	(10,535,481)

Net accumulation activity	(8,509,586)	(8,233,754)	(12,666,031)	(13,301,939)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(8,509,586)	(8,233,754)	(12,666,031)	(13,301,939)

Total increase (decrease) in net assets	(11,847,444)	(1,637,440)	(20,140,284)	(2,049,642)

Net assets at beginning of year	49,750,511	51,387,951	93,739,200	95,788,842

Net assets at end of year	$37,903,067	$49,750,511	$73,598,916	$93,739,200

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	AM2 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(61,511)	$(40,597)	$(195,268)	$65,865
Net realized gains (losses)	200,642	542,248	1,740,925	2,188,076
Net change in unrealized appreciation/(depreciation)	(1,113,581)	1,076,137	(9,685,602)	5,340,479

Increase (decrease) in net assets from operations	(974,450)	1,577,788	(8,139,945)	7,594,420

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,627	19,429	533,024	319,314
Transfers between Sub-Accounts (including the Fixed Account), net	643,064	(792,812)	4,899,754	(3,035,699)
Withdrawals, surrenders, annuitizations and contract charges	(694,194)	(945,628)	(6,141,657)	(5,568,297)

Net accumulation activity	(47,503)	(1,719,011)	(708,879)	(8,284,682)

Annuitization Activity:
Annuitizations	—	—	149,843	—
Annuity payments and contract charges	—	—	(16,768)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(56)	14

Net annuitization activity	—	—	133,019	14

Net increase (decrease) from contract owner transactions	(47,503)	(1,719,011)	(575,860)	(8,284,668)

Total increase (decrease) in net assets	(1,021,953)	(141,223)	(8,715,805)	(690,248)

Net assets at beginning of year	5,325,012	5,466,235	35,557,688	36,247,936

Net assets at end of year	$4,303,059	$5,325,012	$26,841,883	$35,557,688

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A74 Sub-Account		B18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(187,386)	$(197,292)	$(3,767,490)	$(2,073,153)
Net realized gains (losses)	1,171,525	741,225	22,166,279	11,014,795
Net change in unrealized appreciation/(depreciation)	(3,063,412)	801,485	(58,588,910)	49,059,554

Increase (decrease) in net assets from operations	(2,079,273)	1,345,418	(40,190,121)	58,001,196

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	104,597	29,436	2,896,346	1,469,127
Transfers between Sub-Accounts (including the Fixed Account), net	1,581,249	3,372,158	(2,313,350)	(19,761,741)
Withdrawals, surrenders, annuitizations and contract charges	(1,791,077)	(2,002,196)	(66,821,548)	(66,425,272)

Net accumulation activity	(105,231)	1,399,398	(66,238,552)	(84,717,886)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,683)	(1,818)	(10,484)	(11,213)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,325	2,369	(13,268)	15,829

Net annuitization activity	(1,358)	551	(23,752)	4,616

Net increase (decrease) from contract owner transactions	(106,589)	1,399,949	(66,262,304)	(84,713,270)

Total increase (decrease) in net assets	(2,185,862)	2,745,367	(106,452,425)	(26,712,074)

Net assets at beginning of year	13,307,996	10,562,629	496,768,753	523,480,827

Net assets at end of year	$11,122,134	$13,307,996	$390,316,328	$496,768,753

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C71 Sub-Account		C59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(379)	$(523)	$(824)	$(3,179)
Net realized gains (losses)	5,535	4,099	3,850	50,779
Net change in unrealized appreciation/(depreciation)	(9,528)	972	(4,782)	3,112

Increase (decrease) in net assets from operations	(4,372)	4,548	(1,756)	50,712

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,917	764	—	267
Transfers between Sub-Accounts (including the Fixed Account), net	(143)	(18,174)	(1,658)	(391,715)
Withdrawals, surrenders, annuitizations and contract charges	(20,429)	(1,065)	(9,260)	(98,591)

Net accumulation activity	(12,655)	(18,475)	(10,918)	(490,039)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(12,655)	(18,475)	(10,918)	(490,039)

Total increase (decrease) in net assets	(17,027)	(13,927)	(12,674)	(439,327)

Net assets at beginning of year	35,534	49,461	54,028	493,355

Net assets at end of year	$18,507	$35,534	$41,354	$54,028

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C60 Sub-Account		C89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(1,070,789)	$(1,170,373)	$(1,696)	$(895)
Net realized gains (losses)	5,693,760	3,750,655	12,259	10,685
Net change in unrealized appreciation/(depreciation)	(6,709,814)	13,406,664	(18,210)	6,629

Increase (decrease) in net assets from operations	(2,086,843)	15,986,946	(7,647)	16,419

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	827,342	538,449	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(2,482,113)	(6,071,438)	59,575	53,331
Withdrawals, surrenders, annuitizations and contract charges	(11,109,467)	(11,314,843)	(4,088)	(84,797)

Net accumulation activity	(12,764,238)	(16,847,832)	55,487	(31,466)

Annuitization Activity:
Annuitizations	222,363	—	—	—
Annuity payments and contract charges	(23,985)	(1,331)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	769	3,358	—	—

Net annuitization activity	199,147	2,027	—	—

Net increase (decrease) from contract owner transactions	(12,565,091)	(16,845,805)	55,487	(31,466)

Total increase (decrease) in net assets	(14,651,934)	(858,859)	47,840	(15,047)

Net assets at beginning of year	67,191,797	68,050,656	59,794	74,841

Net assets at end of year	$52,539,863	$67,191,797	$107,634	$59,794

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C90 Sub-Account		C58 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(316,281)	$(348,392)	$46,628	$12,171
Net realized gains (losses)	1,850,963	1,519,615	156,167	161,063
Net change in unrealized appreciation/(depreciation)	(2,073,444)	4,380,383	(1,206,332)	1,180,870

Increase (decrease) in net assets from operations	(538,762)	5,551,606	(1,003,537)	1,354,104

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	453,992	264,624	216,779	23,100
Transfers between Sub-Accounts (including the Fixed Account), net	(253,613)	(3,246,917)	453,173	(509,564)
Withdrawals, surrenders, annuitizations and contract charges	(3,878,020)	(3,454,207)	(937,360)	(963,145)

Net accumulation activity	(3,677,641)	(6,436,500)	(267,408)	(1,449,609)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	4,736	(29,045)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(14,183)	33,024	—	—

Net annuitization activity	(9,447)	3,979	—	—

Net increase (decrease) from contract owner transactions	(3,687,088)	(6,432,521)	(267,408)	(1,449,609)

Total increase (decrease) in net assets	(4,225,850)	(880,915)	(1,270,945)	(95,505)

Net assets at beginning of year	20,174,133	21,055,048	5,875,958	5,971,463

Net assets at end of year	$15,948,283	$20,174,133	$4,605,013	$5,875,958

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FD7 Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(382,020)	$(343,663)	$(1,953,233)	$(1,620,430)
Net realized gains (losses)	7,880,821	4,552,838	27,652,052	28,077,902
Net change in unrealized appreciation/(depreciation)	(13,129,382)	9,973,509	(35,950,898)	6,172,116

Increase (decrease) in net assets from operations	(5,630,581)	14,182,684	(10,252,079)	32,629,588

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	434,228	314,854	1,708,942	664,204
Transfers between Sub-Accounts (including the Fixed Account), net	9,691,693	7,807,919	(2,503,995)	(11,918,840)
Withdrawals, surrenders, annuitizations and contract charges	(20,723,390)	(14,904,077)	(30,116,013)	(28,529,953)

Net accumulation activity	(10,597,469)	(6,781,304)	(30,911,066)	(39,784,589)

Annuitization Activity:
Annuitizations	187,516	—	—	—
Annuity payments and contract charges	(192,435)	—	(16,514)	(14,404)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,065)	—	(9,293)	31,114

Net annuitization activity	(8,984)	—	(25,807)	16,710

Net increase (decrease) from contract owner transactions	(10,606,453)	(6,781,304)	(30,936,873)	(39,767,879)

Total increase (decrease) in net assets	(16,237,034)	7,401,380	(41,188,952)	(7,138,291)

Net assets at beginning of year	110,189,532	102,788,152	174,643,966	181,782,257

Net assets at end of year	$93,952,498	$110,189,532	$133,455,014	$174,643,966

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F88 Sub-Account		FB9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(11,391)	$(14,317)	$(50,984)	$(75,796)
Net realized gains (losses)	117,206	188,830	932,416	1,073,708
Net change in unrealized appreciation/(depreciation)	(261,342)	124,851	(1,756,402)	801,332

Increase (decrease) in net assets from operations	(155,527)	299,364	(874,970)	1,799,244

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,601	328,555	49,886	309,240
Transfers between Sub-Accounts (including the Fixed Account), net	89,345	145,259	387,533	215,025
Withdrawals, surrenders, annuitizations and contract charges	(421,565)	(936,260)	(2,255,879)	(3,363,417)

Net accumulation activity	(330,619)	(462,446)	(1,818,460)	(2,839,152)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(330,619)	(462,446)	(1,818,460)	(2,839,152)

Total increase (decrease) in net assets	(486,146)	(163,082)	(2,693,430)	(1,039,908)

Net assets at beginning of year	2,838,467	3,001,549	14,133,977	15,173,885

Net assets at end of year	$2,352,321	$2,838,467	$11,440,547	$14,133,977

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F15 Sub-Account		F41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(95,412)	$(106,905)	$(1,173,636)	$(1,254,836)
Net realized gains (losses)	1,749,406	2,245,386	10,675,021	8,886,670
Net change in unrealized appreciation/(depreciation)	(3,220,009)	1,108,064	(22,903,360)	10,448,386

Increase (decrease) in net assets from operations	(1,566,015)	3,246,545	(13,401,975)	18,080,220

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	91,187	207,386	1,047,954	879,804
Transfers between Sub-Accounts (including the Fixed Account), net	235,770	(240,468)	2,823,647	(3,908,731)
Withdrawals, surrenders, annuitizations and contract charges	(3,647,535)	(5,392,490)	(16,887,452)	(18,106,162)

Net accumulation activity	(3,320,578)	(5,425,572)	(13,015,851)	(21,135,089)

Annuitization Activity:
Annuitizations	—	—	16,490	40,047
Annuity payments and contract charges	—	—	(10,320)	(10,957)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,136	(698)

Net annuitization activity	—	—	7,306	28,392

Net increase (decrease) from contract owner transactions	(3,320,578)	(5,425,572)	(13,008,545)	(21,106,697)

Total increase (decrease) in net assets	(4,886,593)	(2,179,027)	(26,410,520)	(3,026,477)

Net assets at beginning of year	23,206,885	25,385,912	103,099,597	106,126,074

Net assets at end of year	$18,320,292	$23,206,885	$76,689,077	$103,099,597

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FE3 Sub-Account		T21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$1,201,147	$(1,951,918)	$(200,711)	$(195,449)
Net realized gains (losses)	12,481,080	10,908,240	170,496	(631,442)
Net change in unrealized appreciation/(depreciation)	(45,025,288)	28,286,859	(4,161,988)	9,629,337

Increase (decrease) in net assets from operations	(31,343,061)	37,243,181	(4,192,203)	8,802,446

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,284,518	1,282,432	487,990	368,601
Transfers between Sub-Accounts (including the Fixed Account), net	8,658,751	(13,392,388)	2,102,873	(4,928,748)
Withdrawals, surrenders, annuitizations and contract charges	(42,602,901)	(51,759,813)	(3,903,559)	(4,974,505)

Net accumulation activity	(31,659,632)	(63,869,769)	(1,312,696)	(9,534,652)

Annuitization Activity:
Annuitizations	—	—	7,148	15,984
Annuity payments and contract charges	(8,321)	(8,419)	(3,948)	(4,490)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	336	11,974	440	1,197

Net annuitization activity	(7,985)	3,555	3,640	12,691

Net increase (decrease) from contract owner transactions	(31,667,617)	(63,866,214)	(1,309,056)	(9,521,961)

Total increase (decrease) in net assets	(63,010,678)	(26,623,033)	(5,501,259)	(719,515)

Net assets at beginning of year	286,667,341	313,290,374	25,935,308	26,654,823

Net assets at end of year	$223,656,663	$286,667,341	$20,434,049	$25,935,308

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T20 Sub-Account		FE6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$775,164	$853,443	$399,577	$363,295
Net realized gains (losses)	2,699,112	3,803,771	821,758	1,416,706
Net change in unrealized appreciation/(depreciation)	(19,157,107)	9,700,846	(4,390,100)	1,523,346

Increase (decrease) in net assets from operations	(15,682,831)	14,358,060	(3,168,765)	3,303,347

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,873,510	1,335,942	147,241	75,203
Transfers between Sub-Accounts (including the Fixed Account), net	6,558,623	(2,342,410)	133,648	1,007,771
Withdrawals, surrenders, annuitizations and contract charges	(15,108,371)	(18,880,486)	(6,012,819)	(4,304,647)

Net accumulation activity	(6,676,238)	(19,886,954)	(5,731,930)	(3,221,673)

Annuitization Activity:
Annuitizations	43,793	29,309	—	—
Annuity payments and contract charges	(12,748)	(14,643)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(27,867)	(972)	—	—

Net annuitization activity	3,178	13,694	—	—

Net increase (decrease) from contract owner transactions	(6,673,060)	(19,873,260)	(5,731,930)	(3,221,673)

Total increase (decrease) in net assets	(22,355,891)	(5,515,200)	(8,900,695)	81,674

Net assets at beginning of year	100,198,304	105,713,504	33,745,241	33,663,567

Net assets at end of year	$77,842,413	$100,198,304	$24,844,546	$33,745,241

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T59 Sub-Account		F56 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(96,658)	$(101,934)	$46,812	$(8,531)
Net realized gains (losses)	(85,699)	(102,116)	2,270,011	1,719,624
Net change in unrealized appreciation/(depreciation)	182,229	198,217	(5,135,476)	1,482,671

Increase (decrease) in net assets from operations	(128)	(5,833)	(2,818,653)	3,193,764

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	54,279	65,164	192,920	109,163
Transfers between Sub-Accounts (including the Fixed Account), net	199,573	755,659	799,010	(789,310)
Withdrawals, surrenders, annuitizations and contract charges	(751,110)	(959,418)	(3,059,834)	(4,179,384)

Net accumulation activity	(497,258)	(138,595)	(2,067,904)	(4,859,531)

Annuitization Activity:
Annuitizations	—	—	—	24,043
Annuity payments and contract charges	—	—	(8,184)	(8,143)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	601	1,992

Net annuitization activity	—	—	(7,583)	17,892

Net increase (decrease) from contract owner transactions	(497,258)	(138,595)	(2,075,487)	(4,841,639)

Total increase (decrease) in net assets	(497,386)	(144,428)	(4,894,140)	(1,647,875)

Net assets at beginning of year	5,415,144	5,559,572	19,669,139	21,317,014

Net assets at end of year	$4,917,758	$5,415,144	$14,774,999	$19,669,139

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F59 Sub-Account		FF0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$2,213,553	$2,047,208	$64,252	$54,109
Net realized gains (losses)	737,887	1,622,527	14,293	15,447
Net change in unrealized appreciation/(depreciation)	(6,588,791)	2,526,527	(191,268)	106,854

Increase (decrease) in net assets from operations	(3,637,351)	6,196,262	(112,723)	176,410

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,366,565	842,042	31,589	1,132
Transfers between Sub-Accounts (including the Fixed Account), net	(3,524,898)	309,257	(38,171)	83,838
Withdrawals, surrenders, annuitizations and contract charges	(14,603,187)	(15,357,257)	(377,583)	(326,781)

Net accumulation activity	(15,761,520)	(14,205,958)	(384,165)	(241,811)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(8,550)	(9,501)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(891)	3,946	—	—

Net annuitization activity	(9,441)	(5,555)	—	—

Net increase (decrease) from contract owner transactions	(15,770,961)	(14,211,513)	(384,165)	(241,811)

Total increase (decrease) in net assets	(19,408,312)	(8,015,251)	(496,888)	(65,401)

Net assets at beginning of year	76,940,338	84,955,589	2,301,820	2,367,221

Net assets at end of year	$57,532,026	$76,940,338	$1,804,932	$2,301,820

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F54 Sub-Account		FG8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$863,289	$836,637	$2,108	$1,704
Net realized gains (losses)	12,661,277	17,363,948	10,894	13,287
Net change in unrealized appreciation/(depreciation)	(27,408,877)	(7,760,513)	(44,154)	4,309

Increase (decrease) in net assets from operations	(13,884,311)	10,440,072	(31,152)	19,300

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,037,336	908,530	5,398	—
Transfers between Sub-Accounts (including the Fixed Account), net	414,156	2,449,835	6,227	6,376
Withdrawals, surrenders, annuitizations and contract charges	(24,997,384)	(26,938,814)	(18,109)	(11,580)

Net accumulation activity	(22,545,892)	(23,580,449)	(6,484)	(5,204)

Annuitization Activity:
Annuitizations	19,811	—	—	—
Annuity payments and contract charges	(12,377)	(9,946)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	711	1,059	—	—

Net annuitization activity	8,145	(8,887)	—	—

Net increase (decrease) from contract owner transactions	(22,537,747)	(23,589,336)	(6,484)	(5,204)

Total increase (decrease) in net assets	(36,422,058)	(13,149,264)	(37,636)	14,096

Net assets at beginning of year	155,223,568	168,372,832	312,227	298,131

Net assets at end of year	$118,801,510	$155,223,568	$274,591	$312,227

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F53 Sub-Account		FJ9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(212,968)	$(377,084)	$(5,855)	$(9,555)
Net realized gains (losses)	2,838,431	960,295	85,420	58,860
Net change in unrealized appreciation/(depreciation)	(6,142,082)	2,149,959	(156,357)	27,152

Increase (decrease) in net assets from operations	(3,516,619)	2,733,170	(76,792)	76,457

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	409,382	291,284	10,843	656
Transfers between Sub-Accounts (including the Fixed Account), net	(696,277)	394,512	(366,445)	(15,568)
Withdrawals, surrenders, annuitizations and contract charges	(5,132,066)	(6,020,413)	(66,679)	(39,608)

Net accumulation activity	(5,418,961)	(5,334,617)	(422,281)	(54,520)

Annuitization Activity:
Annuitizations	48,554	—	—	—
Annuity payments and contract charges	(49,808)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,025)	—	—	—

Net annuitization activity	(2,279)	—	—	—

Net increase (decrease) from contract owner transactions	(5,421,240)	(5,334,617)	(422,281)	(54,520)

Total increase (decrease) in net assets	(8,937,859)	(2,601,447)	(499,073)	21,937

Net assets at beginning of year	31,372,808	33,974,255	899,453	877,516

Net assets at end of year	$22,434,949	$31,372,808	$400,380	$899,453

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T28 Sub-Account		FJ0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$160,235	$236,321	$2,408	$2,998
Net realized gains (losses)	(628,160)	(871,004)	(7,101)	(14,177)
Net change in unrealized appreciation/(depreciation)	(89,982)	1,159,110	(4,754)	20,500

Increase (decrease) in net assets from operations	(557,907)	524,427	(9,447)	9,321

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	359,177	467,019	10,513	25,657
Transfers between Sub-Accounts (including the Fixed Account), net	(256,442)	345,336	(425)	(38,609)
Withdrawals, surrenders, annuitizations and contract charges	(3,186,450)	(4,177,031)	(54,362)	(51,281)

Net accumulation activity	(3,083,715)	(3,364,676)	(44,274)	(64,233)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,083,715)	(3,364,676)	(44,274)	(64,233)

Total increase (decrease) in net assets	(3,641,622)	(2,840,249)	(53,721)	(54,912)

Net assets at beginning of year	16,389,786	19,230,035	274,294	329,206

Net assets at end of year	$12,748,164	$16,389,786	$220,573	$274,294

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	H24 Sub-Account		H32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$22,361	$21,650	$(11,047)	$(17,093)
Net realized gains (losses)	(28,225)	(2,024)	(76,028)	(127,467)
Net change in unrealized appreciation/(depreciation)	(52,687)	(64,630)	24,748	394,944

Increase (decrease) in net assets from operations	(58,551)	(45,004)	(62,327)	250,384

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,175	—	2,939	—
Transfers between Sub-Accounts (including the Fixed Account), net	(47,101)	121,693	(39,531)	(105,921)
Withdrawals, surrenders, annuitizations and contract charges	(317,234)	(331,930)	(377,501)	(409,672)

Net accumulation activity	(355,160)	(210,237)	(414,093)	(515,593)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(355,160)	(210,237)	(414,093)	(515,593)

Total increase (decrease) in net assets	(413,711)	(255,241)	(476,420)	(265,209)

Net assets at beginning of year	1,272,105	1,527,346	1,530,826	1,796,035

Net assets at end of year	$858,394	$1,272,105	$1,054,406	$1,530,826

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V35 Sub-Account		V13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(96,057)	$(86,876)	$(88,942)	$97,246
Net realized gains (losses)	984,566	(222,624)	3,729,770	2,826,184
Net change in unrealized appreciation/(depreciation)	(1,608,992)	915,703	(7,155,135)	1,773,510

Increase (decrease) in net assets from operations	(720,483)	606,203	(3,514,307)	4,696,940

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	186,370	30,470	556,149	225,567
Transfers between Sub-Accounts (including the Fixed Account), net	(256,641)	(1,103,691)	576,958	(251,925)
Withdrawals, surrenders, annuitizations and contract charges	(1,753,720)	(1,158,385)	(5,644,991)	(5,437,605)

Net accumulation activity	(1,823,991)	(2,231,606)	(4,511,884)	(5,463,963)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,823,991)	(2,231,606)	(4,511,884)	(5,463,963)

Total increase (decrease) in net assets	(2,544,474)	(1,625,403)	(8,026,191)	(767,023)

Net assets at beginning of year	7,594,507	9,219,910	31,650,617	32,417,640

Net assets at end of year	$5,050,033	$7,594,507	$23,624,426	$31,650,617

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V11 Sub-Account		AC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$309,880	$(142,430)	$2,113	$(12,716)
Net realized gains (losses)	4,794,963	3,243,496	54,881	18,216
Net change in unrealized appreciation/(depreciation)	(15,984,727)	6,582,432	(546,550)	527,972

Increase (decrease) in net assets from operations	(10,879,884)	9,683,498	(489,556)	533,472

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	576,476	363,930	10,272	—
Transfers between Sub-Accounts (including the Fixed Account), net	3,414,361	11,230,764	280,890	103,397
Withdrawals, surrenders, annuitizations and contract charges	(17,872,826)	(14,831,596)	(391,264)	(233,979)

Net accumulation activity	(13,881,989)	(3,236,902)	(100,102)	(130,582)

Annuitization Activity:
Annuitizations	183,846	—	—	—
Annuity payments and contract charges	(185,906)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,052)	—	—	—

Net annuitization activity	(6,112)	—	—	—

Net increase (decrease) from contract owner transactions	(13,888,101)	(3,236,902)	(100,102)	(130,582)

Total increase (decrease) in net assets	(24,767,985)	6,446,596	(589,658)	402,890

Net assets at beginning of year	112,135,840	105,689,244	3,015,957	2,613,067

Net assets at end of year	$87,367,855	$112,135,840	$2,426,299	$3,015,957

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	J88 Sub-Account		J94 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$281,347	$361,270	$(141,309)	$(118,687)
Net realized gains (losses)	(534,025)	(223,205)	2,339,575	708,342
Net change in unrealized appreciation/(depreciation)	(630,145)	628,929	(3,296,149)	1,822,659

Increase (decrease) in net assets from operations	(882,823)	766,994	(1,097,883)	2,412,314

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	430,685	254,568	130,736	8,145
Transfers between Sub-Accounts (including the Fixed Account), net	(1,357,430)	6,862,184	2,110,498	1,107,992
Withdrawals, surrenders, annuitizations and contract charges	(6,724,265)	(6,910,863)	(2,018,163)	(1,497,362)

Net accumulation activity	(7,651,010)	205,889	223,071	(381,225)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(7,651,010)	205,889	223,071	(381,225)

Total increase (decrease) in net assets	(8,533,833)	972,883	(874,812)	2,031,089

Net assets at beginning of year	46,803,470	45,830,587	13,758,720	11,727,631

Net assets at end of year	$38,269,637	$46,803,470	$12,883,908	$13,758,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	L11 Sub-Account		L18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$73,774	$21,303	$(415,484)	$(465,339)
Net realized gains (losses)	525,683	455,723	4,957,030	293,334
Net change in unrealized appreciation/(depreciation)	(8,004,741)	8,847,491	(5,235,369)	5,271,260

Increase (decrease) in net assets from operations	(7,405,284)	9,324,517	(693,823)	5,099,255

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	265,243	176,291	327,111	228,607
Transfers between Sub-Accounts (including the Fixed Account), net	3,466,802	(2,458,301)	(1,355,272)	(1,441,183)
Withdrawals, surrenders, annuitizations and contract charges	(5,855,814)	(5,582,329)	(4,046,915)	(4,137,507)

Net accumulation activity	(2,123,769)	(7,864,339)	(5,075,076)	(5,350,083)

Annuitization Activity:
Annuitizations	44,912	—	756	3,476
Annuity payments and contract charges	(5,224)	(179)	(671)	(2,527)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(13)	135	(12,636)	(533)

Net annuitization activity	39,675	(44)	(12,551)	416

Net increase (decrease) from contract owner transactions	(2,084,094)	(7,864,383)	(5,087,627)	(5,349,667)

Total increase (decrease) in net assets	(9,489,378)	1,460,134	(5,781,450)	(250,412)

Net assets at beginning of year	40,317,841	38,857,707	26,220,456	26,470,868

Net assets at end of year	$30,828,463	$40,317,841	$20,439,006	$26,220,456

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	L17 Sub-Account		M07 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(105,021)	$(281,901)	$2,496,902	$3,370,478
Net realized gains (losses)	4,359,965	2,686,445	18,659,635	14,587,618
Net change in unrealized appreciation/(depreciation)	(7,615,817)	1,746,833	(43,683,554)	18,923,610

Increase (decrease) in net assets from operations	(3,360,873)	4,151,377	(22,527,017)	36,881,706

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	401,780	124,381	4,658,650	7,085,611
Transfers between Sub-Accounts (including the Fixed Account), net	(825,257)	1,878,410	(1,892,802)	2,196,207
Withdrawals, surrenders, annuitizations and contract charges	(5,372,407)	(5,408,757)	(47,828,508)	(49,343,143)

Net accumulation activity	(5,795,884)	(3,405,966)	(45,062,660)	(40,061,325)

Annuitization Activity:
Annuitizations	—	—	1,193,472	437,758
Annuity payments and contract charges	(457)	(445)	(645,805)	(518,368)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	10	341	(263,368)	(285,829)

Net annuitization activity	(447)	(104)	284,299	(366,439)

Net increase (decrease) from contract owner transactions	(5,796,331)	(3,406,070)	(44,778,361)	(40,427,764)

Total increase (decrease) in net assets	(9,157,204)	745,307	(67,305,378)	(3,546,058)

Net assets at beginning of year	40,528,331	39,783,024	358,797,486	362,343,544

Net assets at end of year	$31,371,127	$40,528,331	$291,492,108	$358,797,486

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M35 Sub-Account		M31 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$935,991	$1,793,931	$(1,972,854)	$(1,797,504)
Net realized gains (losses)	19,502,817	16,359,007	19,916,126	13,549,770
Net change in unrealized appreciation/(depreciation)	(44,075,970)	18,331,820	(15,099,024)	23,059,430

Increase (decrease) in net assets from operations	(23,637,162)	36,484,758	2,844,248	34,811,696

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,173,630	3,115,426	2,540,163	1,419,589
Transfers between Sub-Accounts (including the Fixed Account), net	(4,124,441)	(4,879,719)	(231,012)	(1,779,395)
Withdrawals, surrenders, annuitizations and contract charges	(57,829,987)	(60,428,854)	(17,340,837)	(16,685,986)

Net accumulation activity	(56,780,798)	(62,193,147)	(15,031,686)	(17,045,792)

Annuitization Activity:
Annuitizations	434,860	132,544	66,633	56,052
Annuity payments and contract charges	(235,973)	(52,753)	(114,722)	(139,044)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	96,366	6,499	(77,191)	(21,395)

Net annuitization activity	295,253	86,290	(125,280)	(104,387)

Net increase (decrease) from contract owner transactions	(56,485,545)	(62,106,857)	(15,156,966)	(17,150,179)

Total increase (decrease) in net assets	(80,122,707)	(25,622,099)	(12,312,718)	17,661,517

Net assets at beginning of year	362,120,950	387,743,049	141,290,687	123,629,170

Net assets at end of year	$281,998,243	$362,120,950	$128,977,969	$141,290,687

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M80 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(353,556)	$(351,328)	$(341,305)	$(297,961)
Net realized gains (losses)	3,360,685	2,338,077	5,034,606	2,526,748
Net change in unrealized appreciation/(depreciation)	(2,682,080)	3,478,837	(4,529,576)	2,761,648

Increase (decrease) in net assets from operations	325,049	5,465,586	163,725	4,990,435

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	236,925	147,444	595,480	187,451
Transfers between Sub-Accounts (including the Fixed Account), net	477,225	(2,155,818)	282,046	(26,347)
Withdrawals, surrenders, annuitizations and contract charges	(3,622,685)	(3,300,613)	(3,766,172)	(3,087,896)

Net accumulation activity	(2,908,535)	(5,308,987)	(2,888,646)	(2,926,792)

Annuitization Activity:
Annuitizations	22,094	—	10,336	116,319
Annuity payments and contract charges	(4,295)	(875)	(24,635)	(7,792)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(2,332)	23,938	3,742	(2,043)

Net annuitization activity	15,467	23,063	(10,557)	106,484

Net increase (decrease) from contract owner transactions	(2,893,068)	(5,285,924)	(2,899,203)	(2,820,308)

Total increase (decrease) in net assets	(2,568,019)	179,662	(2,735,478)	2,170,127

Net assets at beginning of year	21,420,058	21,240,396	22,916,943	20,746,816

Net assets at end of year	$18,852,039	$21,420,058	$20,181,465	$22,916,943

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M41 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(457,701)	$(487,827)	$(767,407)	$(728,229)
Net realized gains (losses)	6,351,388	3,628,135	7,340,782	(138,337)
Net change in unrealized appreciation/(depreciation)	(5,411,499)	3,367,898	(7,181,035)	11,986,983

Increase (decrease) in net assets from operations	482,188	6,508,206	(607,660)	11,120,417

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	320,722	245,944	1,018,674	895,556
Transfers between Sub-Accounts (including the Fixed Account), net	(1,292,063)	(2,684,276)	(1,732,760)	(732,003)
Withdrawals, surrenders, annuitizations and contract charges	(4,851,085)	(4,707,852)	(6,496,373)	(7,006,969)

Net accumulation activity	(5,822,426)	(7,146,184)	(7,210,459)	(6,843,416)

Annuitization Activity:
Annuitizations	83,952	—	62,768	36,385
Annuity payments and contract charges	(10,692)	(617)	(53,601)	(15,938)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	825	847	(23,146)	26,158

Net annuitization activity	74,085	230	(13,979)	46,605

Net increase (decrease) from contract owner transactions	(5,748,341)	(7,145,954)	(7,224,438)	(6,796,811)

Total increase (decrease) in net assets	(5,266,153)	(637,748)	(7,832,098)	4,323,606

Net assets at beginning of year	28,534,920	29,172,668	52,059,415	47,735,809

Net assets at end of year	$23,268,767	$28,534,920	$44,227,317	$52,059,415

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M42 Sub-Account		M89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(685,182)	$(743,959)	$6,782,825	$8,579,300
Net realized gains (losses)	7,512,818	(503,140)	(7,182,359)	(1,758,741)
Net change in unrealized appreciation/(depreciation)	(6,952,594)	10,816,140	(15,591,399)	7,632,173

Increase (decrease) in net assets from operations	(124,958)	9,569,041	(15,990,933)	14,452,732

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	657,194	357,276	2,799,378	1,789,342
Transfers between Sub-Accounts (including the Fixed Account), net	(3,311,837)	(4,837,103)	(15,237,641)	33,571,752
Withdrawals, surrenders, annuitizations and contract charges	(6,185,942)	(7,274,867)	(83,624,839)	(77,322,044)

Net accumulation activity	(8,840,585)	(11,754,694)	(96,063,102)	(41,960,950)

Annuitization Activity:
Annuitizations	1,539	7,121	18,865	2,403
Annuity payments and contract charges	(3,166)	(6,171)	(11,629)	(11,096)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(23,375)	798	(6,976)	18,722

Net annuitization activity	(25,002)	1,748	260	10,029

Net increase (decrease) from contract owner transactions	(8,865,587)	(11,752,946)	(96,062,842)	(41,950,921)

Total increase (decrease) in net assets	(8,990,545)	(2,183,905)	(112,053,775)	(27,498,189)

Net assets at beginning of year	42,999,861	45,183,766	551,839,591	579,337,780

Net assets at end of year	$34,009,316	$42,999,861	$439,785,816	$551,839,591

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M82 Sub-Account		M44 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(1,613,578)	$(855,667)	$(352,211)	$3,180,044
Net realized gains (losses)	23,766,371	19,994,921	(3,019,469)	(4,450,328)
Net change in unrealized appreciation/(depreciation)	(28,158,400)	9,543,077	3,060,437	15,400,588

Increase (decrease) in net assets from operations	(6,005,607)	28,682,331	(311,243)	14,130,304

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,453,373	794,665	1,772,328	2,296,097
Transfers between Sub-Accounts (including the Fixed Account), net	(6,166,091)	(15,046,842)	(2,235,143)	(2,611,388)
Withdrawals, surrenders, annuitizations and contract charges	(22,406,738)	(23,546,598)	(14,113,525)	(16,328,737)

Net accumulation activity	(27,119,456)	(37,798,775)	(14,576,340)	(16,644,028)

Annuitization Activity:
Annuitizations	—	—	112,552	240,134
Annuity payments and contract charges	(1,027)	(924)	(212,598)	(136,927)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	109	205	(55,388)	(38,180)

Net annuitization activity	(918)	(719)	(155,434)	65,027

Net increase (decrease) from contract owner transactions	(27,120,374)	(37,799,494)	(14,731,774)	(16,579,001)

Total increase (decrease) in net assets	(33,125,981)	(9,117,163)	(15,043,017)	(2,448,697)

Net assets at beginning of year	142,050,646	151,167,809	109,070,327	111,519,024

Net assets at end of year	$108,924,665	$142,050,646	$94,027,310	$109,070,327

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(463,187)	$1,537,109	$(246,922)	$789,135
Net realized gains (losses)	(2,474,033)	(3,704,180)	24,858,858	22,775,666
Net change in unrealized appreciation/(depreciation)	2,663,761	10,141,188	(51,644,195)	15,937,114

Increase (decrease) in net assets from operations	(273,459)	7,974,117	(27,032,259)	39,501,915

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	992,003	542,912	4,105,227	4,555,384
Transfers between Sub-Accounts (including the Fixed Account), net	(2,992,318)	(3,139,187)	894,619	(5,082,118)
Withdrawals, surrenders, annuitizations and contract charges	(10,943,659)	(10,988,549)	(37,090,402)	(48,608,845)

Net accumulation activity	(12,943,974)	(13,584,824)	(32,090,556)	(49,135,579)

Annuitization Activity:
Annuitizations	1,723	—	371,085	360,125
Annuity payments and contract charges	(88)	—	(310,127)	(209,796)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	152	—	(37,623)	4,347

Net annuitization activity	1,787	—	23,335	154,676

Net increase (decrease) from contract owner transactions	(12,942,187)	(13,584,824)	(32,067,221)	(48,980,903)

Total increase (decrease) in net assets	(13,215,646)	(5,610,707)	(59,099,480)	(9,478,988)

Net assets at beginning of year	61,936,024	67,546,731	262,999,598	272,478,586

Net assets at end of year	$48,720,378	$61,936,024	$203,900,118	$262,999,598

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(450,574)	$70,474	$(208,559)	$200,641
Net realized gains (losses)	8,396,753	5,855,951	46,980,515	28,819,321
Net change in unrealized appreciation/(depreciation)	(21,674,331)	13,712,920	(68,748,916)	19,823,342

Increase (decrease) in net assets from operations	(13,728,152)	19,639,345	(21,976,960)	48,843,304

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,685,593	920,106	4,880,058	4,788,938
Transfers between Sub-Accounts (including the Fixed Account), net	1,326,716	(4,560,016)	(2,642,566)	(3,644,904)
Withdrawals, surrenders, annuitizations and contract charges	(24,191,635)	(19,863,534)	(39,166,033)	(39,547,718)

Net accumulation activity	(21,179,326)	(23,503,444)	(36,928,541)	(38,403,684)

Annuitization Activity:
Annuitizations	376,236	103,189	629,093	520,363
Annuity payments and contract charges	(136,097)	(22,717)	(322,696)	(327,206)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	106,983	24,646	(123,130)	96,489

Net annuitization activity	347,122	105,118	183,267	289,646

Net increase (decrease) from contract owner transactions	(20,832,204)	(23,398,326)	(36,745,274)	(38,114,038)

Total increase (decrease) in net assets	(34,560,356)	(3,758,981)	(58,722,234)	10,729,266

Net assets at beginning of year	133,865,829	137,624,810	285,143,459	274,414,193

Net assets at end of year	$99,305,473	$133,865,829	$226,421,225	$285,143,459

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(394,225)	$(312,557)	$1,252,890	$1,316,687
Net realized gains (losses)	13,180,487	12,658,357	(478,229)	(69,641)
Net change in unrealized appreciation/(depreciation)	(18,344,538)	385,573	(3,241,544)	1,514,260

Increase (decrease) in net assets from operations	(5,558,276)	12,731,373	(2,466,883)	2,761,306

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,441,953	858,198	848,773	1,129,194
Transfers between Sub-Accounts (including the Fixed Account), net	(1,763,627)	(4,654,782)	(245,951)	1,772,316
Withdrawals, surrenders, annuitizations and contract charges	(10,583,591)	(12,961,421)	(6,575,847)	(7,474,079)

Net accumulation activity	(10,905,265)	(16,758,005)	(5,973,025)	(4,572,569)

Annuitization Activity:
Annuitizations	3,425	15,034	97,056	55,535
Annuity payments and contract charges	(20,529)	(26,061)	(76,438)	(53,817)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(45,664)	(5,489)	3,293	20,098

Net annuitization activity	(62,768)	(16,516)	23,911	21,816

Net increase (decrease) from contract owner transactions	(10,968,033)	(16,774,521)	(5,949,114)	(4,550,753)

Total increase (decrease) in net assets	(16,526,309)	(4,043,148)	(8,415,997)	(1,789,447)

Net assets at beginning of year	72,128,774	76,171,922	57,018,142	58,807,589

Net assets at end of year	$55,602,465	$72,128,774	$48,602,145	$57,018,142

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA0 Sub-Account		MC2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,569,282	$2,776,550	$(795,753)	$(505,495)
Net realized gains (losses)	(2,091,770)	(1,122,488)	18,091,243	11,834,094
Net change in unrealized appreciation/(depreciation)	(7,571,584)	4,859,294	(21,666,200)	9,561,086

Increase (decrease) in net assets from operations	(7,094,072)	6,513,356	(4,370,710)	20,889,685

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,714,930	683,950	2,115,489	1,492,886
Transfers between Sub-Accounts (including the Fixed Account), net	(1,627,731)	14,287,218	(1,101,604)	(434,046)
Withdrawals, surrenders, annuitizations and contract charges	(27,291,614)	(22,153,429)	(13,931,442)	(14,826,503)

Net accumulation activity	(27,204,415)	(7,182,261)	(12,917,557)	(13,767,663)

Annuitization Activity:
Annuitizations	196,413	—	91,184	129,543
Annuity payments and contract charges	(64,597)	(1,082)	(119,287)	(98,707)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,558)	(15)	(39,368)	80,919

Net annuitization activity	130,258	(1,097)	(67,471)	111,755

Net increase (decrease) from contract owner transactions	(27,074,157)	(7,183,358)	(12,985,028)	(13,655,908)

Total increase (decrease) in net assets	(34,168,229)	(670,002)	(17,355,738)	7,233,777

Net assets at beginning of year	148,735,679	149,405,681	104,851,766	97,617,989

Net assets at end of year	$114,567,450	$148,735,679	$87,496,028	$104,851,766

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC1 Sub-Account		MC3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(490,555)	$(380,484)	$(207,794)	$(68,320)
Net realized gains (losses)	6,281,631	4,465,261	314,353	(409,296)
Net change in unrealized appreciation/(depreciation)	(7,796,386)	3,916,070	(2,950,352)	6,245,265

Increase (decrease) in net assets from operations	(2,005,310)	8,000,847	(2,843,793)	5,767,649

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	590,764	160,204	310,156	195,538
Transfers between Sub-Accounts (including the Fixed Account), net	3,055,795	1,100,049	16,433	148,334
Withdrawals, surrenders, annuitizations and contract charges	(6,633,970)	(6,132,171)	(2,834,742)	(2,150,922)

Net accumulation activity	(2,987,411)	(4,871,918)	(2,508,153)	(1,807,050)

Annuitization Activity:
Annuitizations	39,062	(676)	6,740	67,477
Annuity payments and contract charges	(25,581)	(16,984)	(38,976)	(40,182)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(674)	3,973	(606)	(71,778)

Net annuitization activity	12,807	(13,687)	(32,842)	(44,483)

Net increase (decrease) from contract owner transactions	(2,974,604)	(4,885,605)	(2,540,995)	(1,851,533)

Total increase (decrease) in net assets	(4,979,914)	3,115,242	(5,384,788)	3,916,116

Net assets at beginning of year	40,697,930	37,582,688	20,782,715	16,866,599

Net assets at end of year	$35,718,016	$40,697,930	$15,397,927	$20,782,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA1 Sub-Account		MC4 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(292,446)	$(153,711)	$(47,189)	$(154,714)
Net realized gains (losses)	885,555	284,018	(105,550)	(114,246)
Net change in unrealized appreciation/(depreciation)	(3,542,009)	5,843,859	(107,108)	849,796

Increase (decrease) in net assets from operations	(2,948,900)	5,974,166	(259,847)	580,836

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	117,887	32,604	168,067	167,650
Transfers between Sub-Accounts (including the Fixed Account), net	1,143,659	(1,335,128)	(49,587)	(6,156)
Withdrawals, surrenders, annuitizations and contract charges	(3,216,388)	(2,662,978)	(1,399,312)	(1,665,907)

Net accumulation activity	(1,954,842)	(3,965,502)	(1,280,832)	(1,504,413)

Annuitization Activity:
Annuitizations	1,469	—	12,592	2,075
Annuity payments and contract charges	(76)	(94)	(3,153)	(3,310)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(739)	1,023	963	(5,009)

Net annuitization activity	654	929	10,402	(6,244)

Net increase (decrease) from contract owner transactions	(1,954,188)	(3,964,573)	(1,270,430)	(1,510,657)

Total increase (decrease) in net assets	(4,903,088)	2,009,593	(1,530,277)	(929,821)

Net assets at beginning of year	20,721,186	18,711,593	10,319,234	11,249,055

Net assets at end of year	$15,818,098	$20,721,186	$8,788,957	$10,319,234

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC5 Sub-Account		MC6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(9,471)	$(21,735)	$(460,791)	$(163,135)
Net realized gains (losses)	(4,347)	(28,304)	7,432,469	5,749,236
Net change in unrealized appreciation/(depreciation)	(13,916)	122,413	(9,595,343)	7,034,199

Increase (decrease) in net assets from operations	(27,734)	72,374	(2,623,665)	12,620,300

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	34,227	30,746	950,242	603,203
Transfers between Sub-Accounts (including the Fixed Account), net	(51,716)	(378,055)	(97,250)	411,850
Withdrawals, surrenders, annuitizations and contract charges	(162,411)	(263,784)	(8,148,077)	(5,774,264)

Net accumulation activity	(179,900)	(611,093)	(7,295,085)	(4,759,211)

Annuitization Activity:
Annuitizations	—	—	41,396	11,882
Annuity payments and contract charges	—	(88)	(55,787)	(44,662)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(649)	828	(54,594)	11,916

Net annuitization activity	(649)	740	(68,985)	(20,864)

Net increase (decrease) from contract owner transactions	(180,549)	(610,353)	(7,364,070)	(4,780,075)

Total increase (decrease) in net assets	(208,283)	(537,979)	(9,987,735)	7,840,225

Net assets at beginning of year	1,030,360	1,568,339	51,346,527	43,506,302

Net assets at end of year	$822,077	$1,030,360	$41,358,792	$51,346,527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC7 Sub-Account		MC8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(32,988)	$(19,920)	$(374,582)	$140,293
Net realized gains (losses)	310,129	227,832	12,625,683	6,900,817
Net change in unrealized appreciation/(depreciation)	(377,842)	420,417	(20,365,369)	12,425,575

Increase (decrease) in net assets from operations	(100,701)	628,329	(8,114,268)	19,466,685

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,891	22,618	1,406,635	1,051,902
Transfers between Sub-Accounts (including the Fixed Account), net	(425,058)	(143,115)	(806,848)	(1,306,198)
Withdrawals, surrenders, annuitizations and contract charges	(230,506)	(339,790)	(12,439,064)	(12,534,539)

Net accumulation activity	(645,673)	(460,287)	(11,839,277)	(12,788,835)

Annuitization Activity:
Annuitizations	—	—	77,704	38,823
Annuity payments and contract charges	—	—	(95,584)	(125,163)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(76,276)	58,604

Net annuitization activity	—	—	(94,156)	(27,736)

Net increase (decrease) from contract owner transactions	(645,673)	(460,287)	(11,933,433)	(12,816,571)

Total increase (decrease) in net assets	(746,374)	168,042	(20,047,701)	6,650,114

Net assets at beginning of year	2,493,312	2,325,270	93,561,955	86,911,841

Net assets at end of year	$1,746,938	$2,493,312	$73,514,254	$93,561,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC9 Sub-Account		MD0 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(48,509)	$(16,013)	$(297,441)	$845,728
Net realized gains (losses)	983,797	726,536	2,750,518	960,579
Net change in unrealized appreciation/(depreciation)	(1,450,844)	649,635	(5,168,279)	2,727,450

Increase (decrease) in net assets from operations	(515,556)	1,360,158	(2,715,202)	4,533,757

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	178,206	42,226	627,924	753,661
Transfers between Sub-Accounts (including the Fixed Account), net	50,622	(592,262)	(399,574)	(840,210)
Withdrawals, surrenders, annuitizations and contract charges	(1,353,039)	(1,135,171)	(5,241,983)	(6,539,210)

Net accumulation activity	(1,124,211)	(1,685,207)	(5,013,633)	(6,625,759)

Annuitization Activity:
Annuitizations	—	—	49,775	13,671
Annuity payments and contract charges	—	—	(46,516)	(88,495)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	554	(22,626)

Net annuitization activity	—	—	3,813	(97,450)

Net increase (decrease) from contract owner transactions	(1,124,211)	(1,685,207)	(5,009,820)	(6,723,209)

Total increase (decrease) in net assets	(1,639,767)	(325,049)	(7,725,022)	(2,189,452)

Net assets at beginning of year	6,164,998	6,490,047	49,219,805	51,409,257

Net assets at end of year	$4,525,231	$6,164,998	$41,494,783	$49,219,805

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M92 Sub-Account		M96 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(6,440,405)	$9,070,344	$1,421,881	$1,505,524
Net realized gains (losses)	35,283,647	11,297,876	(1,918,056)	(936,841)
Net change in unrealized appreciation/(depreciation)	(66,609,072)	37,686,531	(451,011)	160,518

Increase (decrease) in net assets from operations	(37,765,830)	58,054,751	(947,186)	729,201

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,992,372	1,192,457	2,137,998	2,064,275
Transfers between Sub-Accounts (including the Fixed Account), net	(7,673,837)	(5,393,620)	951,512	3,678,841
Withdrawals, surrenders, annuitizations and contract charges	(96,296,080)	(79,894,582)	(13,164,918)	(12,138,574)

Net accumulation activity	(99,977,545)	(84,095,745)	(10,075,408)	(6,395,458)

Annuitization Activity:
Annuitizations	—	—	46,175	112,031
Annuity payments and contract charges	(7,628)	(8,397)	(71,594)	(59,567)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	115	23,478	26,896	(130,111)

Net annuitization activity	(7,513)	15,081	1,477	(77,647)

Net increase (decrease) from contract owner transactions	(99,985,058)	(84,080,664)	(10,073,931)	(6,473,105)

Total increase (decrease) in net assets	(137,750,888)	(26,025,913)	(11,021,117)	(5,743,904)

Net assets at beginning of year	660,187,553	686,213,466	86,941,433	92,685,337

Net assets at end of year	$ 522,436,665	$ 660,187,553	$ 75,920,316	$ 86,941,433

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,200,283	$2,334,633	$2,181,887	$2,934,903
Net realized gains (losses)	(5,130,701)	(3,597,953)	(550,790)	246,909
Net change in unrealized appreciation/(depreciation)	(161,208)	2,172,077	(3,971,491)	(176,973)

Increase (decrease) in net assets from operations	(3,091,626)	908,757	(2,340,394)	3,004,839

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,104,664	1,305,458	1,759,113	1,274,885
Transfers between Sub-Accounts (including the Fixed Account), net	(5,562,489)	9,117,945	(738,549)	576,350
Withdrawals, surrenders, annuitizations and contract charges	(30,603,443)	(34,724,166)	(7,536,181)	(7,962,346)

Net accumulation activity	(34,061,268)	(24,300,763)	(6,515,617)	(6,111,111)

Annuitization Activity:
Annuitizations	60,348	58,735	235,677	39,125
Annuity payments and contract charges	(49,346)	(49,657)	(111,129)	(67,130)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	299	2,717	(26,139)	64,033

Net annuitization activity	11,301	11,795	98,409	36,028

Net increase (decrease) from contract owner transactions	(34,049,967)	(24,288,968)	(6,417,208)	(6,075,083)

Total increase (decrease) in net assets	(37,141,593)	(23,380,211)	(8,757,602)	(3,070,244)

Net assets at beginning of year	191,222,631	214,602,842	56,471,575	59,541,819

Net assets at end of year	$154,081,038	$191,222,631	$47,713,973	$56,471,575

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,528,962	$2,242,127	$(180,896)	$(38,300)
Net realized gains (losses)	(807,134)	(237,955)	4,636,941	2,828,668
Net change in unrealized appreciation/(depreciation)	(2,722,844)	277,070	(8,360,437)	7,658,687

Increase (decrease) in net assets from operations	(2,001,016)	2,281,242	(3,904,392)	10,449,055

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	769,728	561,073	1,113,343	636,719
Transfers between Sub-Accounts (including the Fixed Account), net	(948,043)	(332,700)	832,320	(984,598)
Withdrawals, surrenders, annuitizations and contract charges	(8,101,451)	(8,711,530)	(5,918,736)	(5,219,360)

Net accumulation activity	(8,279,766)	(8,483,157)	(3,973,073)	(5,567,239)

Annuitization Activity:
Annuitizations	59,682	30,192	141,615	176,865
Annuity payments and contract charges	(32,258)	(12,061)	(76,936)	(25,009)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(100)	5,319	437	36,145

Net annuitization activity	27,324	23,450	65,116	188,001

Net increase (decrease) from contract owner transactions	(8,252,442)	(8,459,707)	(3,907,957)	(5,379,238)

Total increase (decrease) in net assets	(10,253,458)	(6,178,465)	(7,812,349)	5,069,817

Net assets at beginning of year	46,577,368	52,755,833	41,434,975	36,365,158

Net assets at end of year	$36,323,910	$46,577,368	$33,622,626	$41,434,975

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD5 Sub-Account		M98 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(148,554)	$(91,326)	$(154,878)	$15,752
Net realized gains (losses)	2,203,551	1,024,012	3,776,239	2,974,889
Net change in unrealized appreciation/(depreciation)	(3,909,472)	3,807,380	(8,408,466)	7,533,887

Increase (decrease) in net assets from operations	(1,854,475)	4,740,066	(4,787,105)	10,524,528

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	223,055	124,396	590,056	708,585
Transfers between Sub-Accounts (including the Fixed Account), net	810,036	(373,067)	(203,658)	328,668
Withdrawals, surrenders, annuitizations and contract charges	(3,186,881)	(2,486,284)	(5,388,453)	(6,499,066)

Net accumulation activity	(2,153,790)	(2,734,955)	(5,002,055)	(5,461,813)

Annuitization Activity:
Annuitizations	113,254	—	13,722	2,012
Annuity payments and contract charges	(12,739)	(187)	(25,998)	(27,828)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,823)	2,058	(245)	(81,435)

Net annuitization activity	98,692	1,871	(12,521)	(107,251)

Net increase (decrease) from contract owner transactions	(2,055,098)	(2,733,084)	(5,014,576)	(5,569,064)

Total increase (decrease) in net assets	(3,909,573)	2,006,982	(9,801,681)	4,955,464

Net assets at beginning of year	18,981,547	16,974,565	48,280,305	43,324,841

Net assets at end of year	$15,071,974	$18,981,547	$38,478,624	$48,280,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M93 Sub-Account		MD6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(770,299)	$(461,085)	$(2,691,088)	$(2,376,173)
Net realized gains (losses)	10,085,206	14,902,062	43,456,731	36,671,513
Net change in unrealized appreciation/(depreciation)	(19,715,838)	9,376,184	(40,256,429)	37,810,248

Increase (decrease) in net assets from operations	(10,400,931)	23,817,161	509,214	72,105,588

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	945,791	1,140,397	5,980,877	3,777,231
Transfers between Sub-Accounts (including the Fixed Account), net	3,847,794	(10,084,568)	(4,804,151)	(6,762,792)
Withdrawals, surrenders, annuitizations and contract charges	(16,686,793)	(19,079,863)	(43,724,030)	(37,988,426)

Net accumulation activity	(11,893,208)	(28,024,034)	(42,547,304)	(40,973,987)

Annuitization Activity:
Annuitizations	30,760	76,808	510,394	570,682
Annuity payments and contract charges	(18,556)	(20,671)	(458,906)	(384,156)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,061	1,404	(49,327)	125,578

Net annuitization activity	14,265	57,541	2,161	312,104

Net increase (decrease) from contract owner transactions	(11,878,943)	(27,966,493)	(42,545,143)	(40,661,883)

Total increase (decrease) in net assets	(22,279,874)	(4,149,332)	(42,035,929)	31,443,705

Net assets at beginning of year	103,459,909	107,609,241	318,872,497	287,428,792

Net assets at end of year	$81,180,035	$103,459,909	$276,836,568	$318,872,497

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB3 Sub-Account		MD8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(481,640)	$(459,804)	$(82,676)	$(572,267)
Net realized gains (losses)	4,921,484	4,710,888	—	(1)
Net change in unrealized appreciation/(depreciation)	(4,468,638)	4,249,832	1	—

Increase (decrease) in net assets from operations	(28,794)	8,500,916	(82,675)	(572,268)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	618,923	231,478	3,654,292	3,437,474
Transfers between Sub-Accounts (including the Fixed Account), net	(1,544,843)	(1,838,781)	6,937,355	7,915,060
Withdrawals, surrenders, annuitizations and contract charges	(5,446,561)	(4,546,441)	(17,416,173)	(15,354,664)

Net accumulation activity	(6,372,481)	(6,153,744)	(6,824,526)	(4,002,130)

Annuitization Activity:
Annuitizations	18,245	(747)	(138,342)	—
Annuity payments and contract charges	(16,743)	(14,283)	(51,963)	(100,521)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(532)	4,641	(10,445)	(150,453)

Net annuitization activity	970	(10,389)	(200,750)	(250,974)

Net increase (decrease) from contract owner transactions	(6,371,511)	(6,164,133)	(7,025,276)	(4,253,104)

Total increase (decrease) in net assets	(6,400,305)	2,336,783	(7,107,951)	(4,825,372)

Net assets at beginning of year	37,335,745	34,998,962	49,280,656	54,106,028

Net assets at end of year	$30,935,440	$37,335,745	$42,172,705	$49,280,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD9 Sub-Account		ME2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(546,982)	$(2,080,344)	$1,543	$96,613
Net realized gains (losses)	(2)	(2)	888,401	282,515
Net change in unrealized appreciation/(depreciation)	1	—	(4,195,304)	4,948,045

Increase (decrease) in net assets from operations	(546,983)	(2,080,346)	(3,305,360)	5,327,173

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,473,627	2,165,619	414,900	171,701
Transfers between Sub-Accounts (including the Fixed Account), net	34,874,529	36,779,597	(93,566)	(897,815)
Withdrawals, surrenders, annuitizations and contract charges	(52,556,996)	(71,342,196)	(2,381,207)	(2,548,712)

Net accumulation activity	(15,208,840)	(32,396,980)	(2,059,873)	(3,274,826)

Annuitization Activity:
Annuitizations	6,916	97,275	—	6,641
Annuity payments and contract charges	(27,000)	(30,485)	(4,171)	(4,486)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	179	4,216	(8,784)	15,492

Net annuitization activity	(19,905)	71,006	(12,955)	17,647

Net increase (decrease) from contract owner transactions	(15,228,745)	(32,325,974)	(2,072,828)	(3,257,179)

Total increase (decrease) in net assets	(15,775,728)	(34,406,320)	(5,378,188)	2,069,994

Net assets at beginning of year	136,576,068	170,982,388	23,371,436	21,301,442

Net assets at end of year	$120,800,340	$136,576,068	$17,993,248	$23,371,436

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	ME3 Sub-Account		MA5 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(244,468)	$(66,597)	$641,767	$875,329
Net realized gains (losses)	3,293,176	3,411,525	(253,269)	(1,174)
Net change in unrealized appreciation/(depreciation)	(9,986,514)	8,263,327	(1,298,972)	418,816

Increase (decrease) in net assets from operations	(6,937,806)	11,608,255	(910,474)	1,292,971

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	714,536	548,521	413,038	283,215
Transfers between Sub-Accounts (including the Fixed Account), net	2,577,530	(4,718,786)	979,144	1,190,762
Withdrawals, surrenders, annuitizations and contract charges	(7,988,802)	(9,058,363)	(3,349,239)	(3,801,574)

Net accumulation activity	(4,696,736)	(13,228,628)	(1,957,057)	(2,327,597)

Annuitization Activity:
Annuitizations	17,857	—	46,742	1,978
Annuity payments and contract charges	(3,170)	(2,662)	(55,330)	(57,059)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(17,146)	(582)	(7,313)	13,905

Net annuitization activity	(2,459)	(3,244)	(15,901)	(41,176)

Net increase (decrease) from contract owner transactions	(4,699,195)	(13,231,872)	(1,972,958)	(2,368,773)

Total increase (decrease) in net assets	(11,637,001)	(1,623,617)	(2,883,432)	(1,075,802)

Net assets at beginning of year	48,795,329	50,418,946	27,284,742	28,360,544

Net assets at end of year	$37,158,328	$48,795,329	$24,401,310	$27,284,742

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA7 Sub-Account		ME4 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$91,786	$170,728	$(288,837)	$(252,813)
Net realized gains (losses)	(33,190)	(16,162)	3,534,311	2,477,543
Net change in unrealized appreciation/(depreciation)	(236,898)	107,797	(2,904,627)	3,152,642

Increase (decrease) in net assets from operations	(178,302)	262,363	340,847	5,377,372

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	129,311	77,230	462,245	162,102
Transfers between Sub-Accounts (including the Fixed Account), net	(162,323)	(782,189)	(381,645)	(540,205)
Withdrawals, surrenders, annuitizations and contract charges	(628,764)	(1,006,008)	(2,544,186)	(1,650,110)

Net accumulation activity	(661,776)	(1,710,967)	(2,463,586)	(2,028,213)

Annuitization Activity:
Annuitizations	41,770	—	15,644	12,445
Annuity payments and contract charges	(6,234)	(631)	(22,484)	(12,622)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(210)	45	(466)	7,959

Net annuitization activity	35,326	(586)	(7,306)	7,782

Net increase (decrease) from contract owner transactions	(626,450)	(1,711,553)	(2,470,892)	(2,020,431)

Total increase (decrease) in net assets	(804,752)	(1,449,190)	(2,130,045)	3,356,941

Net assets at beginning of year	5,014,013	6,463,203	18,552,134	15,195,193

Net assets at end of year	$4,209,261	$5,014,013	$16,422,089	$18,552,134

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA2 Sub-Account		MF3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(32,519)	$(28,396)	$(687,155)	$(742,965)
Net realized gains (losses)	520,071	139,361	4,794,415	4,649,046
Net change in unrealized appreciation/(depreciation)	(429,480)	418,115	(6,526,352)	4,426,843

Increase (decrease) in net assets from operations	58,072	529,080	(2,419,092)	8,332,924

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	47,590	1,633	790,778	732,131
Transfers between Sub-Accounts (including the Fixed Account), net	(164,955)	10,939	(3,768,957)	281,197
Withdrawals, surrenders, annuitizations and contract charges	(463,477)	(104,535)	(10,878,234)	(12,354,369)

Net accumulation activity	(580,842)	(91,963)	(13,856,413)	(11,341,041)

Annuitization Activity:
Annuitizations	—	—	150,886	28,072
Annuity payments and contract charges	—	—	(24,149)	(8,380)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,434	2,623

Net annuitization activity	—	—	128,171	22,315

Net increase (decrease) from contract owner transactions	(580,842)	(91,963)	(13,728,242)	(11,318,726)

Total increase (decrease) in net assets	(522,770)	437,117	(16,147,334)	(2,985,802)

Net assets at beginning of year	1,893,319	1,456,202	66,706,871	69,692,673

Net assets at end of year	$1,370,549	$1,893,319	$50,559,537	$66,706,871

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF5 Sub-Account		MF6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,242,727	$1,316,614	$45,572	$52,119
Net realized gains (losses)	16,949,532	14,191,998	124,693	250,125
Net change in unrealized appreciation/(depreciation)	(38,053,127)	34,852,255	(249,752)	(64,600)

Increase (decrease) in net assets from operations	(19,860,868)	50,360,867	(79,487)	237,644

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,988,398	2,181,191	24,404	20,199
Transfers between Sub-Accounts (including the Fixed Account), net	(943,151)	(8,851,951)	(209,176)	(66,081)
Withdrawals, surrenders, annuitizations and contract charges	(86,630,923)	(101,029,190)	(214,603)	(337,405)

Net accumulation activity	(84,585,676)	(107,699,950)	(399,375)	(383,287)

Annuitization Activity:
Annuitizations	—	356,909	20,820	—
Annuity payments and contract charges	(47,997)	(50,217)	(22,346)	(2,179)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	916	1,552	(405)	15,698

Net annuitization activity	(47,081)	308,244	(1,931)	13,519

Net increase (decrease) from contract owner transactions	(84,632,757)	(107,391,706)	(401,306)	(369,768)

Total increase (decrease) in net assets	(104,493,625)	(57,030,839)	(480,793)	(132,124)

Net assets at beginning of year	518,959,227	575,990,066	2,125,475	2,257,599

Net assets at end of year	$414,465,602	$518,959,227	$1,644,682	$2,125,475

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF7 Sub-Account		MF9 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$845,467	$1,103,582	$(445,376)	$(244,450)
Net realized gains (losses)	4,926,484	8,420,471	30,502,722	22,611,806
Net change in unrealized appreciation/(depreciation)	(8,367,087)	(2,334,907)	(52,263,773)	41,196,617

Increase (decrease) in net assets from operations	(2,595,136)	7,189,146	(22,206,427)	63,563,973

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	976,962	599,848	1,838,912	1,106,943
Transfers between Sub-Accounts (including the Fixed Account), net	(3,882,639)	(977,218)	(133,135)	1,579,938
Withdrawals, surrenders, annuitizations and contract charges	(11,142,616)	(11,961,945)	(60,125,613)	(69,652,570)

Net accumulation activity	(14,048,293)	(12,339,315)	(58,419,836)	(66,965,689)

Annuitization Activity:
Annuitizations	66,403	20,760	1,614	—
Annuity payments and contract charges	(11,244)	(7,054)	(83)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(11,654)	(136)	138	—

Net annuitization activity	43,505	13,570	1,669	—

Net increase (decrease) from contract owner transactions	(14,004,788)	(12,325,745)	(58,418,167)	(66,965,689)

Total increase (decrease) in net assets	(16,599,924)	(5,136,599)	(80,624,594)	(3,401,716)

Net assets at beginning of year	64,836,183	69,972,782	387,084,303	390,486,019

Net assets at end of year	$48,236,259	$64,836,183	$306,459,709	$387,084,303

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG1 Sub-Account		MF2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(294,055)	$(2,504,170)	$594,615	$(358,230)
Net realized gains (losses)	(2,844,445)	(2,993,246)	(781,904)	(274,591)
Net change in unrealized appreciation/(depreciation)	(5,945,327)	15,012,512	(1,035,946)	731,375

Increase (decrease) in net assets from operations	(9,083,827)	9,515,096	(1,223,235)	98,554

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,324,312	294,412	3,810,791	3,708,170
Transfers between Sub-Accounts (including the Fixed Account), net	277,391	7,396,104	(9,800,389)	21,651,149
Withdrawals, surrenders, annuitizations and contract charges	(24,199,221)	(20,148,418)	(40,310,509)	(50,596,340)

Net accumulation activity	(22,597,518)	(12,457,902)	(46,300,107)	(25,237,021)

Annuitization Activity:
Annuitizations	4,791	—	112,619	169,715
Annuity payments and contract charges	(7,408)	(7,951)	(48,024)	(47,989)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,109	429	5,195	(8,655)

Net annuitization activity	(1,508)	(7,522)	69,790	113,071

Net increase (decrease) from contract owner transactions	(22,599,026)	(12,465,424)	(46,230,317)	(25,123,950)

Total increase (decrease) in net assets	(31,682,853)	(2,950,328)	(47,453,552)	(25,025,396)

Net assets at beginning of year	154,195,257	157,145,585	250,847,512	275,872,908

Net assets at end of year	$122,512,404	$154,195,257	$203,393,960	$250,847,512

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG2 Sub-Account		MG3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$90,855	$(420,221)	$(249,421)	$(164,935)
Net realized gains (losses)	(492,960)	(164,415)	1,474,002	643,068
Net change in unrealized appreciation/(depreciation)	(479,827)	352,772	(4,612,691)	3,005,887

Increase (decrease) in net assets from operations	(881,932)	(231,864)	(3,388,110)	3,484,020

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	878,858	604,017	525,266	362,286
Transfers between Sub-Accounts (including the Fixed Account), net	(1,820,563)	10,028,017	298,936	609,277
Withdrawals, surrenders, annuitizations and contract charges	(20,943,488)	(19,900,851)	(4,646,012)	(6,034,092)

Net accumulation activity	(21,885,193)	(9,268,817)	(3,821,810)	(5,062,529)

Annuitization Activity:
Annuitizations	—	—	43,835	—
Annuity payments and contract charges	(1,770)	(1,980)	(4,909)	(1,697)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	872	5,468	(11,758)	872

Net annuitization activity	(898)	3,488	27,168	(825)

Net increase (decrease) from contract owner transactions	(21,886,091)	(9,265,329)	(3,794,642)	(5,063,354)

Total increase (decrease) in net assets	(22,768,023)	(9,497,193)	(7,182,752)	(1,579,334)

Net assets at beginning of year	132,553,973	142,051,166	30,353,538	31,932,872

Net assets at end of year	$109,785,950	$132,553,973	$23,170,786	$30,353,538

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG4 Sub-Account		MG6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(246,530)	$(175,339)	$2,835,220	$2,519,109
Net realized gains (losses)	1,221,931	130,545	97,587,976	88,132,563
Net change in unrealized appreciation/(depreciation)	(3,934,613)	3,285,492	(174,910,427)	108,545,306

Increase (decrease) in net assets from operations	(2,959,212)	3,240,698	(74,487,231)	199,196,978

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	253,805	95,016	14,418,888	4,654,240
Transfers between Sub-Accounts (including the Fixed Account), net	(211,073)	831,337	714,091	(21,150,057)
Withdrawals, surrenders, annuitizations and contract charges	(5,449,557)	(4,505,850)	(239,069,385)	(218,405,785)

Net accumulation activity	(5,406,825)	(3,579,497)	(223,936,406)	(234,901,602)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(144,951)	(94,395)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	123,493	117,290

Net annuitization activity	—	—	(21,458)	22,895

Net increase (decrease) from contract owner transactions	(5,406,825)	(3,579,497)	(223,957,864)	(234,878,707)

Total increase (decrease) in net assets	(8,366,037)	(338,799)	(298,445,095)	(35,681,729)

Net assets at beginning of year	29,079,628	29,418,427	1,554,414,108	1,590,095,837

Net assets at end of year	$20,713,591	$29,079,628	$1,255,969,013	$1,554,414,108

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG7 Sub-Account		V44 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(125,917)	$(84,791)	$(169,475)	$(122,606)
Net realized gains (losses)	1,480,850	1,152,841	2,699,341	630,876
Net change in unrealized appreciation/(depreciation)	(2,281,768)	135,277	(1,986,910)	1,811,472

Increase (decrease) in net assets from operations	(926,835)	1,203,327	542,956	2,319,742

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	97,720	17,470	267,843	1,864
Transfers between Sub-Accounts (including the Fixed Account), net	(63,135)	2,462,254	2,517,213	2,154,749
Withdrawals, surrenders, annuitizations and contract charges	(1,602,767)	(1,429,491)	(2,492,168)	(1,206,781)

Net accumulation activity	(1,568,182)	1,050,233	292,888	949,832

Annuitization Activity:
Annuitizations	—	—	1,548	—
Annuity payments and contract charges	—	—	(80)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	130	—

Net annuitization activity	—	—	1,598	—

Net increase (decrease) from contract owner transactions	(1,568,182)	1,050,233	294,486	949,832

Total increase (decrease) in net assets	(2,495,017)	2,253,560	837,442	3,269,574

Net assets at beginning of year	9,790,084	7,536,524	8,875,409	5,605,835

Net assets at end of year	$7,295,067	$9,790,084	$9,712,851	$8,875,409

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V43 Sub-Account		O19 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(114,330)	$(108,740)	$(258,238)	$(283,523)
Net realized gains (losses)	1,911,195	(699,667)	1,004,567	1,811,180
Net change in unrealized appreciation/(depreciation)	(1,092,481)	2,872,441	(1,648,774)	2,134,411

Increase (decrease) in net assets from operations	704,384	2,064,034	(902,445)	3,662,068

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	198,185	23,203	235,610	141,457
Transfers between Sub-Accounts (including the Fixed Account), net	338,264	(501,105)	329,120	(1,500,079)
Withdrawals, surrenders, annuitizations and contract charges	(1,602,340)	(1,219,696)	(2,931,831)	(3,126,231)

Net accumulation activity	(1,065,891)	(1,697,598)	(2,367,101)	(4,484,853)

Annuitization Activity:
Annuitizations	—	—	6,813	—
Annuity payments and contract charges	—	—	(2,940)	(3,999)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(6)	1,340

Net annuitization activity	—	—	3,867	(2,659)

Net increase (decrease) from contract owner transactions	(1,065,891)	(1,697,598)	(2,363,234)	(4,487,512)

Total increase (decrease) in net assets	(361,507)	366,436	(3,265,679)	(825,444)

Net assets at beginning of year	6,836,255	6,469,819	15,940,507	16,765,951

Net assets at end of year	$6,474,748	$6,836,255	$12,674,828	$15,940,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	O23 Sub-Account		O20 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$11,691	$7,186	$(171,036)	$(189,044)
Net realized gains (losses)	605,046	426,153	2,260,258	1,354,214
Net change in unrealized appreciation/(depreciation)	(1,416,845)	336,860	(4,600,790)	4,612,518

Increase (decrease) in net assets from operations	(800,108)	770,199	(2,511,568)	5,777,688

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	23,308	25,102	303,997	213,530
Transfers between Sub-Accounts (including the Fixed Account), net	63,821	1,620,559	1,423,490	(445,701)
Withdrawals, surrenders, annuitizations and contract charges	(987,227)	(1,402,462)	(4,321,877)	(3,932,500)

Net accumulation activity	(900,098)	243,199	(2,594,390)	(4,164,671)

Annuitization Activity:
Annuitizations	—	—	1,487	—
Annuity payments and contract charges	—	—	(77)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	125	—

Net annuitization activity	—	—	1,535	—

Net increase (decrease) from contract owner transactions	(900,098)	243,199	(2,592,855)	(4,164,671)

Total increase (decrease) in net assets	(1,700,206)	1,013,398	(5,104,423)	1,613,017

Net assets at beginning of year	12,031,669	11,018,271	20,253,728	18,640,711

Net assets at end of year	$10,331,463	$12,031,669	$15,149,305	$20,253,728

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	O21 Sub-Account		O04 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(1,447,783)	$(1,378,242)	$(97,877)	$(74,311)
Net realized gains (losses)	32,978,412	33,671,527	898,069	767,254
Net change in unrealized appreciation/(depreciation)	(46,742,368)	(4,689,086)	(1,361,863)	53,493

Increase (decrease) in net assets from operations	(15,211,739)	27,604,199	(561,671)	746,436

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,154,271	2,442,343	252,734	80,396
Transfers between Sub-Accounts (including the Fixed Account), net	(2,412,025)	(8,619,362)	(173,868)	(595,493)
Withdrawals, surrenders, annuitizations and contract charges	(29,668,893)	(36,767,654)	(1,299,780)	(978,911)

Net accumulation activity	(28,926,647)	(42,944,673)	(1,220,914)	(1,494,008)

Annuitization Activity:
Annuitizations	49,875	100,980	—	—
Annuity payments and contract charges	(30,654)	(40,733)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(55,277)	(12,138)	—	—

Net annuitization activity	(36,056)	48,109	—	—

Net increase (decrease) from contract owner transactions	(28,962,703)	(42,896,564)	(1,220,914)	(1,494,008)

Total increase (decrease) in net assets	(44,174,442)	(15,292,365)	(1,782,585)	(747,572)

Net assets at beginning of year	189,799,968	205,092,333	6,344,911	7,092,483

Net assets at end of year	$145,625,526	$189,799,968	$4,562,326	$6,344,911

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PH2 Sub-Account		P08 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(534)	$8,174	$258,016	$634,694
Net realized gains (losses)	53,650	(10,416)	(140,462)	(258,879)
Net change in unrealized appreciation/(depreciation)	(105,149)	88,394	(1,418,065)	1,954,562

Increase (decrease) in net assets from operations	(52,033)	86,152	(1,300,511)	2,330,377

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	103,255	9,391
Transfers between Sub-Accounts (including the Fixed Account), net	(32,214)	198,542	(657,106)	2,897,521
Withdrawals, surrenders, annuitizations and contract charges	(100,508)	(46,238)	(2,760,347)	(3,422,631)

Net accumulation activity	(132,722)	152,304	(3,314,198)	(515,719)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(132,722)	152,304	(3,314,198)	(515,719)

Total increase (decrease) in net assets	(184,755)	238,456	(4,614,709)	1,814,658

Net assets at beginning of year	552,210	313,754	21,100,589	19,285,931

Net assets at end of year	$367,455	$552,210	$16,485,880	$21,100,589

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PC0 Sub-Account		P70 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$248,205	$580,273	$1,397	$32,269
Net realized gains (losses)	(205,493)	(155,222)	(29,631)	(75,331)
Net change in unrealized appreciation/(depreciation)	(1,304,321)	1,657,812	(22,724)	42,959

Increase (decrease) in net assets from operations	(1,261,609)	2,082,863	(50,958)	(103)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	70,367	47,052	—	13,238
Transfers between Sub-Accounts (including the Fixed Account), net	(374,351)	2,234,345	125	726
Withdrawals, surrenders, annuitizations and contract charges	(2,741,140)	(1,455,084)	(19,294)	(37,233)

Net accumulation activity	(3,045,124)	826,313	(19,169)	(23,269)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,045,124)	826,313	(19,169)	(23,269)

Total increase (decrease) in net assets	(4,306,733)	2,909,176	(70,127)	(23,372)

Net assets at beginning of year	20,084,264	17,175,088	350,533	373,905

Net assets at end of year	$15,777,531	$20,084,264	$280,406	$350,533

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$119,523	$3,007,508	$230,141	$380,365
Net realized gains (losses)	(4,215,017)	(5,263,966)	(495,524)	(334,070)
Net change in unrealized appreciation/(depreciation)	(124,679)	2,439,707	(369,777)	835,257

Increase (decrease) in net assets from operations	(4,220,173)	183,249	(635,160)	881,552

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	339,488	223,079	113,360	83,173
Transfers between Sub-Accounts (including the Fixed Account), net	(306,040)	2,972,093	(100,961)	(169,215)
Withdrawals, surrenders, annuitizations and contract charges	(4,946,357)	(5,031,798)	(2,177,283)	(1,912,229)

Net accumulation activity	(4,912,909)	(1,836,626)	(2,164,884)	(1,998,271)

Annuitization Activity:
Annuitizations	93,477	—	—	—
Annuity payments and contract charges	(10,785)	(130)	(2,653)	(1,428)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	109	174	1,682	1,423

Net annuitization activity	82,801	44	(971)	(5)

Net increase (decrease) from contract owner transactions	(4,830,108)	(1,836,582)	(2,165,855)	(1,998,276)

Total increase (decrease) in net assets	(9,050,281)	(1,653,333)	(2,801,015)	(1,116,724)

Net assets at beginning of year	31,374,446	33,027,779	10,501,720	11,618,444

Net assets at end of year	$22,324,165	$31,374,446	$7,700,705	$10,501,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P20 Sub-Account		PD6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$11,677	$14,902	$(44,260)	$2,534,298
Net realized gains (losses)	(10,855)	(2,435)	31,903,014	(2,456,912)
Net change in unrealized appreciation/(depreciation)	(33,408)	20,036	(61,692,049)	56,810,365

Increase (decrease) in net assets from operations	(32,586)	32,503	(29,833,295)	56,887,751

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,702	1,031	2,279,834	1,242,285
Transfers between Sub-Accounts (including the Fixed Account), net	(2,752)	157,850	(3,134,058)	(16,237,735)
Withdrawals, surrenders, annuitizations and contract charges	(77,582)	(36,387)	(67,876,727)	(61,009,557)

Net accumulation activity	(69,632)	122,494	(68,730,951)	(76,005,007)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(10,487)	(11,212)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(4,969)	4,942

Net annuitization activity	—	—	(15,456)	(6,270)

Net increase (decrease) from contract owner transactions	(69,632)	122,494	(68,746,407)	(76,011,277)

Total increase (decrease) in net assets	(102,218)	154,997	(98,579,702)	(19,123,526)

Net assets at beginning of year	525,044	370,047	479,172,954	498,296,480

Net assets at end of year	$422,826	$525,044	$380,593,252	$479,172,954

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P06 Sub-Account		P07 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$309,757	$299,923	$1,296,639	$576,682
Net realized gains (losses)	(2,033,268)	(1,302,302)	(1,319,823)	(1,105,974)
Net change in unrealized appreciation/(depreciation)	185,992	1,856,393	(3,937,414)	6,321,993

Increase (decrease) in net assets from operations	(1,537,519)	854,014	(3,960,598)	5,792,701

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	467,193	451,718	2,700,980	1,995,967
Transfers between Sub-Accounts (including the Fixed Account), net	(939,489)	2,652,202	(4,717,636)	7,648,683
Withdrawals, surrenders, annuitizations and contract charges	(7,261,832)	(7,457,742)	(28,536,400)	(30,787,701)

Net accumulation activity	(7,734,128)	(4,353,822)	(30,553,056)	(21,143,051)

Annuitization Activity:
Annuitizations	84,107	—	148,343	67,294
Annuity payments and contract charges	(73,847)	(6,373)	(98,188)	(26,011)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,291)	112	(9,951)	23,767

Net annuitization activity	8,969	(6,261)	40,204	65,050

Net increase (decrease) from contract owner transactions	(7,725,159)	(4,360,083)	(30,512,852)	(21,078,001)

Total increase (decrease) in net assets	(9,262,678)	(3,506,069)	(34,473,450)	(15,285,300)

Net assets at beginning of year	42,776,207	46,282,276	173,975,506	189,260,806

Net assets at end of year	$33,513,529	$42,776,207	$139,502,056	$173,975,506

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PI3 Sub-Account		P72 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(220,925)	$(349,739)	$(130,263)	$14,804
Net realized gains (losses)	574,464	17,623	1,276,193	1,098,491
Net change in unrealized appreciation/(depreciation)	(2,039,809)	1,452,009	(2,419,747)	1,183,356

Increase (decrease) in net assets from operations	(1,686,270)	1,119,893	(1,273,817)	2,296,651

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	35,327	80,239	205,600	(22,187)
Transfers between Sub-Accounts (including the Fixed Account), net	(329,434)	1,413,275	1,200,905	1,312,542
Withdrawals, surrenders, annuitizations and contract charges	(3,497,291)	(2,919,507)	(2,668,458)	(3,199,305)

Net accumulation activity	(3,791,398)	(1,425,993)	(1,261,953)	(1,908,950)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,791,398)	(1,425,993)	(1,261,953)	(1,908,950)

Total increase (decrease) in net assets	(5,477,668)	(306,100)	(2,535,770)	387,701

Net assets at beginning of year	20,655,019	20,961,119	14,599,911	14,212,210

Net assets at end of year	$15,177,351	$20,655,019	$12,064,141	$14,599,911

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	W41 Sub-Account		W42 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(4,097)	$(4,818)	$(924)	$(873)
Net realized gains (losses)	10,307	15,704	523	7,539
Net change in unrealized appreciation/(depreciation)	(38,996)	59,629	432	1,455

Increase (decrease) in net assets from operations	(32,786)	70,515	31	8,121

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	2,303	7,585	313
Transfers between Sub-Accounts (including the Fixed Account), net	(4,884)	(20,146)	(1,043)	(1,314)
Withdrawals, surrenders, annuitizations and contract charges	(29,338)	(59,587)	(28,099)	(399)

Net accumulation activity	(34,222)	(77,430)	(21,557)	(1,400)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(34,222)	(77,430)	(21,557)	(1,400)

Total increase (decrease) in net assets	(67,008)	(6,915)	(21,526)	6,721

Net assets at beginning of year	303,816	310,731	52,910	46,189

Net assets at end of year	$236,808	$303,816	$31,384	$52,910

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2018

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts, Masters Prime contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub- Account	Previous Name	Effective Date
P13	Putnam VT Absolute Return 500 Fund Class IB	April 30, 2018
C89	Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 1	May 1, 2018
C90	Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 2	May 1, 2018
C58	Columbia Variable Portfolio - Select International Equity Fund Class 2	May 1, 2018
H24	Rational Dividend Capture VA Fund	November 1, 2018

There were no liquidated or merged Sub-Accounts during the current year.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
M44, M40, M05, M44	August 11, 2014

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2018. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2018 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2018, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2018. There were no transfers between levels during the year ended December 31, 2018.

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2018, the deduction is at an effective annual rate as follows:

	Level	Level	Level	Level	Level	Level	Level	Level	Level
	1	2	3	4	5	6	7	8	9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Masters I Share	0.50%	—	—	—	—	—	—	—	—
Masters Prime	0.85%

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex, Masters Flex II and Masters Prime. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, Masters Choice II and Masters Prime contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statements of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold, $30 in cash Masters Prime, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “Annuity payments and contract charges” in the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, Masters VII, and Masters Prime; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
AL1	$5,536,146	$10,748,393
AO5	5,243,431	17,811,270
AM2	1,069,356	1,178,294
A98	6,291,812	7,062,593
A74	3,949,820	3,278,922
B18	35,365,024	86,594,698
C71	13,057	22,785
C59	992	12,734
C60	4,609,721	18,245,266
C89	123,338	69,547
C90	1,815,040	5,781,263
C58	957,408	1,178,128
FD7	21,551,084	27,015,280
F24	28,017,385	45,787,280
F88	222,318	487,023
FB9	1,403,068	2,732,848
F15	1,844,672	4,550,019
F41	18,952,506	24,398,779
FE3	35,271,938	52,825,787
T21	4,182,537	5,692,670
T20	11,939,902	17,840,199
FE6	2,555,032	7,189,038
T59	945,901	1,539,719
F56	3,179,814	3,754,579
F59	7,101,051	20,656,614
FF0	167,546	487,459
F54	13,778,620	30,425,408
FG8	31,175	24,516
F53	7,259,244	8,670,579
FJ9	178,250	486,311
T28	1,298,180	4,221,642
FJ0	21,452	63,318
H24	98,768	431,567
H32	199,007	568,191
V35	1,807,456	2,884,938

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V13	$7,432,491	$9,389,099
V11	15,378,539	24,604,621
AC1	576,184	654,633
J88	5,600,585	12,898,259
J94	5,690,388	3,892,453
L11	8,164,235	10,174,303
L18	6,441,480	7,071,523
L17	8,093,392	8,701,875
M07	27,973,610	55,466,626
M35	29,230,266	70,081,522
M31	14,520,910	21,884,611
M80	5,742,960	7,521,818
MF1	5,017,096	4,650,866
M41	7,698,132	9,461,756
M05	9,119,364	10,407,439
M42	10,064,275	14,219,272
M89	33,976,957	123,243,819
M82	20,217,519	34,195,580
M44	3,387,873	17,962,746
M40	4,397,441	17,588,958
M83	30,877,082	47,189,972
M08	17,804,686	30,943,834
MB6	31,895,906	46,043,232
MB7	9,776,146	15,494,298
MC0	3,936,900	8,418,661
MA0	17,722,158	41,686,613
MC2	14,536,485	17,637,367
MC1	12,182,393	11,454,406
MC3	1,066,787	3,815,211
MA1	3,520,195	5,766,308
MC4	402,037	1,720,010
MC5	151,801	341,433
MC6	4,481,988	9,477,271
MC7	270,546	835,821
MC8	7,326,097	14,520,413
MC9	840,805	1,695,544
MD0	3,694,163	7,006,477
M92	39,182,939	119,408,539
M96	7,917,052	16,603,571
MD2	15,117,576	46,970,277
MA6	6,798,763	11,007,271
MA3	4,500,566	11,224,158
M97	6,097,957	6,858,377
MD5	4,429,804	5,075,755
M98	2,460,810	7,136,352
M93	7,867,067	19,477,214
MD6	25,302,943	52,388,901
MB3	3,421,960	8,195,605
MD8	16,956,508	24,060,469

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD9	$51,992,629	$67,768,735
ME2	1,552,147	3,085,370
ME3	5,882,334	9,746,046
MA5	3,012,614	4,341,576
MA7	435,265	969,717
ME4	2,511,248	4,202,490
MA2	484,145	984,140
MF3	13,015,645	20,071,939
MF5	38,129,668	102,084,837
MF6	230,366	555,580
MF7	6,540,712	18,935,585
MF9	41,563,435	77,561,934
MG1	13,937,125	36,829,912
MF2	12,444,897	58,085,423
MG2	10,198,222	31,993,744
MG3	4,045,776	6,350,127
MG4	4,305,220	8,395,238
MG6	123,416,475	277,470,425
MG7	2,965,021	3,301,059
V44	6,242,156	4,218,046
V43	4,191,536	3,961,494
O19	2,992,341	4,509,455
O23	1,016,625	1,631,800
O20	4,738,980	6,172,832
O21	23,659,571	38,601,345
O04	1,313,072	1,910,929
PH2	111,788	183,387
P08	2,284,165	5,340,306
PC0	1,444,182	4,241,101
P70	34,556	52,328
P10	2,738,386	7,448,758
PK8	1,176,903	3,113,042
P20	48,266	106,221
PD6	46,452,705	83,649,443
P06	2,953,063	10,368,411
P07	14,411,410	41,819,685
PI3	1,983,855	5,254,097
P72	3,708,864	4,474,335
W41	62,017	70,820
W42	21,432	30,759

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	134,287	701,601	(567,314)
AO5	407,618	1,441,950	(1,034,332)
AM2	128,144	129,296	(1,152)
A98	871,819	884,210	(12,391)
A74	149,898	147,574	2,324
B18	1,231,342	5,269,642	(4,038,300)
C71	416	968	(552)
C59	114	891	(777)
C60	454,897	1,327,459	(872,562)
C89	8,527	4,624	3,903
C90	156,981	412,517	(255,536)
C58	76,713	97,028	(20,315)
FD7	982,399	1,562,785	(580,386)
F24	895,837	2,376,468	(1,480,631)
F88	7,867	28,681	(20,814)
FB9	43,351	153,012	(109,661)
F15	63,035	260,091	(197,056)
F41	626,702	1,178,590	(551,888)
FE3	1,472,322	3,556,874	(2,084,552)
T21	299,988	374,858	(74,870)
T20	563,052	868,538	(305,486)
FE6	72,570	460,642	(388,072)
T59	94,388	142,878	(48,490)
F56	71,322	154,939	(83,617)
F59	346,073	1,412,978	(1,066,905)
FF0	5,565	31,892	(26,327)
F54	329,682	1,238,796	(909,114)
FG8	1,135	1,419	(284)
F53	91,852	226,966	(135,114)
FJ9	2,748	22,566	(19,818)
T28	79,559	299,161	(219,602)
FJ0	1,357	5,240	(3,883)
H24	4,487	29,419	(24,932)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	8,613	30,835	(22,222)
V35	58,249	147,202	(88,953)
V13	300,263	535,750	(235,487)
V11	670,395	1,410,942	(740,547)
AC1	36,589	43,536	(6,947)
J88	528,835	1,278,284	(749,449)
J94	191,191	180,266	10,925
L11	796,474	953,662	(157,188)
L18	73,517	259,662	(186,145)
L17	116,136	341,307	(225,171)
M07	1,017,977	4,394,642	(3,376,665)
M35	938,732	5,323,146	(4,384,414)
M31	273,952	747,122	(473,170)
M80	114,199	210,953	(96,754)
MF1	167,684	410,754	(243,070)
M41	156,462	352,700	(196,238)
M05	252,884	748,984	(496,100)
M42	317,335	795,571	(478,236)
M89	2,731,278	11,728,186	(8,996,908)
M82	369,532	1,772,430	(1,402,898)
M44	412,623	1,784,249	(1,371,626)
M40	414,598	1,640,484	(1,225,886)
M83	983,703	2,942,816	(1,959,113)
M08	721,408	1,911,360	(1,189,952)
MB6	386,031	1,483,882	(1,097,851)
MB7	153,914	522,021	(368,107)
MC0	129,282	391,368	(262,086)
MA0	952,795	2,486,450	(1,533,655)
MC2	164,101	607,307	(443,206)
MC1	408,647	542,129	(133,482)
MC3	47,432	127,574	(80,142)
MA1	246,139	357,663	(111,524)
MC4	27,201	96,068	(68,867)
MC5	10,836	23,469	(12,633)
MC6	61,221	271,361	(210,140)
MC7	9,837	29,634	(19,797)
MC8	132,346	581,321	(448,975)
MC9	24,493	73,970	(49,477)
MD0	71,539	239,434	(167,895)
M92	1,462,806	9,163,496	(7,700,690)
M96	407,761	924,658	(516,897)
MD2	1,069,015	3,758,310	(2,689,295)
MA6	224,162	462,718	(238,556)
MA3	143,235	541,740	(398,505)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	133,066	281,803	(148,737)
MD5	202,504	318,935	(116,431)
M98	60,374	184,248	(123,874)
M93	440,732	1,111,294	(670,562)
MD6	2,075,854	3,958,183	(1,882,329)
MB3	59,492	304,184	(244,692)
MD8	1,757,546	2,374,027	(616,481)
MD9	6,585,723	8,239,542	(1,653,819)
ME2	47,370	146,234	(98,864)
ME3	250,936	442,784	(191,848)
MA5	124,684	223,983	(99,299)
MA7	16,025	51,680	(35,655)
ME4	115,844	280,690	(164,846)
MA2	11,323	30,964	(19,641)
MF3	339,420	976,609	(637,189)
MF5	892,881	6,128,409	(5,235,528)
MF6	5,085	19,378	(14,293)
MF7	310,004	1,049,062	(739,058)
MF9	796,483	3,343,563	(2,547,080)
MG1	1,225,399	3,112,952	(1,887,553)
MF2	1,232,615	5,867,500	(4,634,885)
MG2	1,208,275	3,433,369	(2,225,094)
MG3	124,496	297,934	(173,438)
MG4	151,319	399,938	(248,619)
MG6	2,597,158	13,982,208	(11,385,050)
MG7	66,290	120,707	(54,417)
V44	187,047	172,320	14,727
V43	140,270	186,545	(46,275)
O19	78,257	161,542	(83,285)
O23	66,883	152,836	(85,953)
O20	137,929	227,565	(89,636)
O21	361,949	1,397,427	(1,035,478)
O04	18,757	48,665	(29,908)
PH2	3,094	12,204	(9,110)
P08	124,585	345,680	(221,095)
PC0	88,861	346,030	(257,169)
P70	5,848	9,368	(3,520)
P10	527,137	1,360,136	(832,999)
PK8	47,732	121,934	(74,202)
P20	2,445	8,408	(5,963)
PD6	963,822	6,407,267	(5,443,445)
P06	175,093	676,852	(501,759)
P07	809,097	2,685,153	(1,876,056)
PI3	146,684	501,848	(355,164)
P72	143,060	194,936	(51,876)
W41	1,378	2,474	(1,096)
W42	307	1,173	(866)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	201,244	774,871	(573,627)
AO5	435,609	1,557,568	(1,121,959)
AM2	69,063	257,963	(188,900)
A98	120,231	1,159,158	(1,038,927)
A74	403,403	330,956	72,447
B18	925,883	6,252,130	(5,326,247)
C71	153	988	(835)
C59	565	43,684	(43,119)
C60	329,968	1,729,693	(1,399,725)
C89	4,995	7,776	(2,781)
C90	210,208	749,228	(539,020)
C58	36,233	167,432	(131,199)
FD7	949,574	1,357,963	(408,389)
F24	517,152	2,678,268	(2,161,116)
F88	41,893	72,505	(30,612)
FB9	68,010	246,715	(178,705)
F15	49,422	387,749	(338,327)
F41	362,536	1,445,723	(1,083,187)
FE3	747,113	5,032,458	(4,285,345)
T21	86,084	741,726	(655,642)
T20	306,287	1,285,315	(979,028)
FE6	150,280	371,858	(221,578)
T59	188,740	200,917	(12,177)
F56	33,180	249,241	(216,061)
F59	409,565	1,400,365	(990,800)
FF0	8,889	26,354	(17,465)
F54	508,006	1,484,649	(976,643)
FG8	1,070	1,379	(309)
F53	126,291	272,860	(146,569)
FJ9	2,719	5,339	(2,620)
T28	167,686	403,093	(235,407)
FJ0	3,030	8,475	(5,445)
H24	10,187	24,585	(14,398)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	2,190	34,500	(32,310)
V35	53,996	177,609	(123,613)
V13	311,808	640,616	(328,808)
V11	1,180,659	1,344,532	(163,873)
AC1	39,611	48,832	(9,221)
J88	1,195,432	1,172,559	22,873
J94	173,703	187,982	(14,279)
L11	555,634	1,299,041	(743,407)
L18	55,342	277,743	(222,401)
L17	190,202	326,756	(136,554)
M07	1,669,519	4,830,785	(3,161,266)
M35	1,065,798	6,024,806	(4,959,008)
M31	198,926	835,604	(636,678)
M80	102,499	287,719	(185,220)
MF1	159,399	436,155	(276,756)
M41	89,594	398,451	(308,857)
M05	283,084	858,649	(575,565)
M42	225,404	1,016,096	(790,692)
M89	5,097,748	8,942,668	(3,844,920)
M82	282,071	2,494,556	(2,212,485)
M44	560,480	2,183,355	(1,622,875)
M40	884,509	2,239,479	(1,354,970)
M83	1,220,164	4,350,047	(3,129,883)
M08	520,240	1,949,783	(1,429,543)
MB6	447,213	1,703,087	(1,255,874)
MB7	198,090	826,363	(628,273)
MC0	236,842	435,262	(198,420)
MA0	1,394,887	1,779,829	(384,942)
MC2	212,304	749,986	(537,682)
MC1	365,194	619,706	(254,512)
MC3	66,336	131,301	(64,965)
MA1	175,294	435,796	(260,502)
MC4	50,793	131,107	(80,314)
MC5	17,412	58,764	(41,352)
MC6	119,464	267,618	(148,154)
MC7	12,186	30,045	(17,859)
MC8	117,040	617,585	(500,545)
MC9	15,371	97,530	(82,159)
MD0	97,233	335,806	(238,573)
M92	1,762,851	8,306,295	(6,543,444)
M96	573,051	883,017	(309,966)
MD2	1,662,524	3,532,249	(1,869,725)
MA6	225,867	438,194	(212,327)
MA3	216,437	612,494	(396,057)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	125,888	363,124	(237,236)
MD5	189,172	371,615	(182,443)
M98	97,920	244,045	(146,125)
M93	375,190	2,102,753	(1,727,563)
MD6	615,090	2,698,976	(2,083,886)
MB3	85,635	361,177	(275,542)
MD8	1,820,395	2,172,667	(352,272)
MD9	7,966,460	11,557,986	(3,591,526)
ME2	41,430	215,766	(174,336)
ME3	159,766	764,300	(604,534)
MA5	140,063	258,432	(118,369)
MA7	30,196	126,353	(96,157)
ME4	136,786	300,293	(163,507)
MA2	4,196	7,222	(3,026)
MF3	375,450	988,024	(612,574)
MF5	1,582,642	8,465,443	(6,882,801)
MF6	25,930	39,890	(13,960)
MF7	294,808	975,561	(680,753)
MF9	1,348,736	4,531,827	(3,183,091)
MG1	1,265,493	2,297,200	(1,031,707)
MF2	3,418,575	5,902,607	(2,484,032)
MG2	1,708,527	2,644,406	(935,879)
MG3	154,685	401,966	(247,281)
MG4	165,674	342,510	(176,836)
MG6	2,354,432	15,068,612	(12,714,180)
MG7	169,461	120,684	48,777
V44	169,065	126,833	42,232
V43	70,496	176,362	(105,866)
O19	42,180	223,577	(181,397)
O23	163,610	145,252	18,358
O20	134,227	308,406	(174,179)
O21	370,361	2,008,360	(1,637,999)
O04	53,941	95,525	(41,584)
PH2	16,978	5,123	11,855
P08	360,933	387,511	(26,578)
PC0	294,046	219,869	74,177
P70	13,544	18,223	(4,679)
P10	1,012,730	1,316,720	(303,990)
PK8	38,019	104,807	(66,788)
P20	14,663	4,568	10,095
PD6	820,829	7,106,737	(6,285,908)
P06	305,626	583,678	(278,052)
P07	1,164,647	2,430,350	(1,265,703)
PI3	638,587	765,819	(127,232)
P72	286,211	375,328	(89,117)
W41	968	4,235	(3,267)
W42	16	74	(58)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Expense Ratio
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
AL1
2018	2,724,315	$15.3649	to	$12.9921	$37,903,067	1.65%	0.65%	to	2.25%	(7.02%)	to	(8.51%)
2017	3,291,629	16.5251	to	14.2013	49,750,511	1.79	0.65	to	2.25	14.87	to	13.04
2016	3,865,256	14.3855	to	12.5630	51,387,951	1.79	0.65	to	2.25	3.76	to	2.09
2015	4,512,477	13.8637	to	12.3054	58,432,090	1.78	0.65	to	2.25	0.64	to	(0.99)
2014	4,964,287	13.7762	to	12.4279	64,503,559	2.37	0.65	to	2.25	6.41	to	4.70

AO5
2018	6,428,769	12.3054	to	10.6142	73,598,916	1.58	0.65	to	2.55	(7.95)	to	(9.71)
2017	7,463,101	13.3685	to	11.7555	93,739,200	1.77	0.65	to	2.55	13.58	to	11.43
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
2014	10,351,045	11.6881	to	10.8888	116,820,056	0.38	0.65	to	2.55	3.53	to	1.55

AM2
2018	523,391	8.4878	to	7.7730	4,303,059	0.42	1.35	to	2.15	(18.72)	to	(19.38)
2017	524,543	10.4423	to	9.6410	5,325,012	0.90	1.35	to	2.15	32.83	to	31.76
2016	713,443	7.8616	to	7.3171	5,466,235	—	1.35	to	2.15	(8.32)	to	(9.07)
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)
2014	904,264	8.8860	to	8.4064	7,870,546	—	1.35	to	2.15	(2.75)	to	(3.54)

A98
2018	4,082,299	6.8457	to	6.2693	26,841,883	1.07	1.30	to	2.10	(23.98)	to	(24.60)
2017	4,094,690	9.0054	to	8.1495	35,557,688	1.85	1.30	to	2.10	23.48	to	22.24
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05
2014	7,415,069	7.3699	to	6.8755	53,322,213	3.22	1.30	to	2.30	(7.68)	to	(8.61)

A74
2018	598,129	20.0747	to	17.7721	11,122,134	0.22	0.65	to	2.30	(15.85)	to	(17.24)
2017	595,805	23.8553	to	21.4756	13,307,996	0.27	0.65	to	2.30	12.12	to	10.27
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)
2014	516,702	18.3166	to	17.3365	9,178,175	0.47	0.65	to	2.30	8.24	to	6.44

B18
2018	25,781,054	13.1029	to	14.0473	390,316,328	0.81	0.65	to	2.35	(8.18)	to	(9.75)
2017	29,819,354	14.2705	to	15.5648	496,768,753	1.22	0.65	to	2.35	12.97	to	11.06
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)
2014	45,691,749	12.4534	to	14.3024	684,040,864	2.09	0.65	to	2.35	1.27	to	(0.46)

C65[5]
2016	—	9.8054	to	12.3340	—	0.80	1.30	to	2.10	(4.24)	to	(4.49)
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)
2014	601,467	10.3774	to	13.1953	8,180,085	0.03	1.30	to	2.10	(6.33)	to	(7.09)

C61[6]
2016	—	17.1122	to	16.0816	—	—	1.35	to	1.90	(6.80)	to	(6.97)
2015	3,018	17.9633	to	17.7677	53,720	—	1.55	to	1.65	(3.28)	to	(13.42)
2014	2,622	17.7916			46,643	—	1.65				7.26

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
C62[7]
2016	—	$15.5095	to	$11.8811	$—	—	0.65%	to	2.30%	(6.66%)	to	(7.17%)
2015	5,635,627	16.6154	to	12.7981	76,304,541	—	0.65	to	2.30	0.60	to	(1.07)
2014	7,040,262	16.5163	to	12.9366	95,782,832	—	0.65	to	2.30	8.12	to	6.32

C63[8]
2014	—	—	to	—	1	0.04	1.65	to	1.75	7.62	to	7.51

C64[9]
2016	—	17.4651	to	14.6266	—	0.19	0.65	to	2.25	(0.66)	to	(1.19)
2015	1,572,715	17.5816	to	14.7239	24,527,188	—	0.65	to	2.30	1.22	to	(0.54)
2014	2,053,710	17.3704	to	14.8046	32,044,120	0.06	0.65	to	2.30	8.46	to	6.66

C71
2018	979	18.9315	to	18.4082	18,507	0.20	1.65	to	1.85	(19.52)	to	(19.69)
2017	1,531	23.8314	to	22.9200	35,534	0.33	1.65	to	1.85	12.23	to	11.89
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)
2014	2,088	17.6183	to	17.0999	36,485	0.48	1.55	to	1.85	1.45	to	1.14

C59
2018	3,329	12.4742	to	12.3734	41,354	—	1.55	to	1.85	(5.43)	to	(5.72)
2017	4,106	13.2350	to	13.1127	54,028	—	1.55	to	1.85	26.41	to	25.72
2016	47,225	10.4695	to	10.5251	493,355	—	1.35	to	2.10	4.70	to	5.25

C60
2018	4,251,960	12.7053	to	12.2179	52,539,863	—	0.65	to	2.10	(4.76)	to	(6.15)
2017	5,124,522	13.3407	to	12.9747	67,191,797	—	0.65	to	2.10	27.01	to	24.92
2016	6,524,247	10.5036	to	10.3862	68,050,656	—	0.65	to	2.30	5.04	to	3.86

C89
2018	8,279	13.2139	to	13.0013	107,634	—	1.35	to	1.95	(3.72)	to	(4.30)
2017	4,376	13.7243	to	13.6550	59,794	—	1.35	to	1.65	31.24	to	30.85
2016	7,157	10.4571	to	10.4571	74,841	—	1.35	to	1.35	4.57	to	4.57

C90
2018	1,225,771	13.3747	to	12.8616	15,948,283	—	0.65	to	2.10	(3.29)	to	(4.70)
2017	1,481,307	13.8294	to	13.4615	20,174,133	—	0.65	to	2.10	31.83	to	29.72
2016	2,020,327	10.4906	to	10.3770	21,055,048	—	0.65	to	2.25	4.91	to	3.77

C58
2018	464,423	10.0185	to	9.8039	4,605,013	2.57	1.30	to	2.10	(17.90)	to	(18.56)
2017	484,738	12.2025	to	12.0386	5,875,958	1.89	1.30	to	2.10	25.54	to	24.53
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)

FD7
2018	5,648,699	17.6458	to	15.3970	93,952,498	1.26	0.65	to	2.25	(5.06)	to	(6.59)
2017	6,229,085	18.5872	to	16.4832	110,189,532	1.29	0.65	to	2.25	15.36	to	13.52
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57
2015	7,553,495	15.1593	to	14.3059	111,120,652	1.25	0.65	to	2.30	(0.29)	to	1.48
2014	7,801,320	15.2037	to	14.0970	116,145,981	1.32	0.65	to	2.30	9.30	to	7.49

F24
2018	7,364,127	21.1113	to	16.7628	133,455,014	0.43	0.65	to	2.35	(7.25)	to	(8.83)
2017	8,844,758	22.7613	to	18.3870	174,643,966	0.75	0.65	to	2.35	20.80	to	18.75
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)
2014	14,500,339	17.6466	to	15.0102	228,891,089	0.69	0.65	to	2.35	10.93	to	9.03

F88
2018	156,217	15.8877	to	14.3697	2,352,321	1.34	1.35	to	2.10	(5.56)	to	(6.27)
2017	177,031	16.8227	to	15.3314	2,838,467	1.24	1.35	to	2.10	11.28	to	10.44
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)
2014	266,873	14.8405	to	13.8371	3,823,400	1.13	1.35	to	2.10	2.80	to	2.02

FB9
2018	732,093	16.4691	to	14.5012	11,440,547	1.33	1.30	to	2.25	(6.52)	to	(7.41)
2017	841,754	17.6171	to	15.6620	14,133,977	1.18	1.30	to	2.25	13.31	to	12.24
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)
2014	1,475,877	15.1933	to	13.9034	21,668,717	1.29	1.30	to	2.25	3.10	to	2.10

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
F15
2018	1,155,984	$16.5860	to	$14.5061	$18,320,292	1.21%	1.30%	to	2.30%	(7.30%)	to	(8.24%)
2017	1,353,040	17.8926	to	15.8083	23,206,885	1.20	1.30	to	2.30	14.76	to	13.61
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)
2014	2,247,982	15.1973	to	13.8419	33,093,994	1.32	1.30	to	2.30	3.24	to	2.19

F41
2018	4,372,262	17.0599	to	16.3429	76,689,077	0.41	0.65	to	2.25	(15.33)	to	(16.69)
2017	4,924,150	20.1484	to	19.6170	103,099,597	0.48	0.65	to	2.25	19.76	to	17.85
2016	6,007,337	16.8246	to	15.6761	106,126,074	0.28	0.65	to	2.30	11.20	to	3.49
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)
2014	8,575,087	15.4818	to	15.8235	142,229,294	0.02	0.65	to	2.25	5.34	to	3.65

FE3
2018	16,366,264	13.3179	to	12.2318	223,656,663	2.11	0.65	to	2.55	(11.13)	to	(12.83)
2017	18,450,816	14.9865	to	14.0320	286,667,341	0.99	0.65	to	2.55	13.83	to	11.68
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49
2015	25,596,651	12.6001	to	12.2598	340,985,348	0.60	0.65	to	2.55	1.18	to	(0.76)
2014	30,072,823	12.4532	to	12.3532	399,793,906	2.65	0.65	to	2.55	(1.87)	to	(3.75)

T21
2018	1,493,950	14.4474	to	12.6351	20,434,049	0.86	1.30	to	2.30	(16.89)	to	(17.73)
2017	1,568,820	17.3842	to	15.3587	25,935,308	0.99	1.30	to	2.30	38.59	to	37.20
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)
2014	2,741,208	13.6370	to	12.4206	36,027,868	1.53	1.30	to	2.30	(9.58)	to	(10.50)

T20
2018	4,384,314	15.1872	to	16.0195	77,842,413	2.62	1.30	to	2.50	(16.54)	to	(17.56)
2017	4,689,800	18.1981	to	19.4305	100,198,304	2.57	1.30	to	2.50	15.18	to	13.80
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67
2014	7,743,487	16.1832	to	17.8155	149,297,405	1.89	1.30	to	2.55	(12.29)	to	(13.40)

FE6
2018	1,866,104	13.7288	to	12.0292	24,844,546	2.98	1.35	to	2.55	(10.87)	to	(11.95)
2017	2,254,176	15.4036	to	13.6620	33,745,241	2.69	1.35	to	2.55	10.47	to	9.15
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)
2014	3,471,389	13.4975	to	12.4175	45,953,705	2.78	1.35	to	2.55	1.46	to	0.23

T59
2018	471,209	11.3537	to	9.8660	4,917,758	—	0.65	to	2.55	1.23	to	(0.70)
2017	519,699	11.2156	to	9.9355	5,415,144	—	0.65	to	2.55	1.10	to	(0.81)
2016	531,876	11.0934	to	10.0171	5,559,572	—	0.65	to	2.55	2.20	to	0.25
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)
2014	751,840	11.4273	to	10.7250	8,287,607	4.82	0.65	to	2.55	1.03	to	(0.90)

F56
2018	740,601	15.5885	to	18.3774	14,774,999	1.96	1.30	to	2.25	(15.96)	to	(16.77)
2017	824,218	18.5490	to	22.0791	19,669,139	1.63	1.30	to	2.25	16.97	to	15.85
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)
2014	1,439,491	15.8804	to	19.4571	29,759,539	1.35	1.30	to	2.25	(4.08)	to	(5.00)

F59
2018	4,124,136	14.9993	to	12.8840	57,532,026	4.88	0.65	to	2.30	(4.93)	to	(6.51)
2017	5,191,041	15.7769	to	13.7804	76,940,338	4.16	0.65	to	2.30	8.96	to	7.17
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)
2014	8,448,675	13.8417	to	12.7112	113,301,488	4.99	0.65	to	2.30	3.94	to	2.21

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
FF0
2018	130,886	$13.9607	to	$13.2072	$1,804,932	4.63%	1.35%	to	2.10%	(5.71%)	to	(6.42%)
2017	157,213	14.8062	to	14.1139	2,301,820	3.85	1.35	to	2.10	8.08	to	7.26
2016	174,678	13.6995	to	13.1580	2,367,221	4.61	1.35	to	2.10	12.33	to	11.48
2015	221,349	12.1956	to	11.8032	2,675,685	4.38	1.35	to	2.10	(8.40)	to	(9.10)
2014	234,493	13.3139	to	12.9843	3,101,054	4.73	1.35	to	2.10	3.11	to	2.33

F54
2018	5,410,743	16.8922	to	18.0108	118,801,510	2.29	0.65	to	2.55	(9.66)	to	(11.38)
2017	6,319,857	18.6985	to	20.3246	155,223,568	2.18	0.65	to	2.55	7.65	to	5.61
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)
2014	10,057,494	15.9510	to	18.3689	217,645,971	1.96	0.65	to	2.55	6.43	to	4.39

FG8
2018	17,157	16.2532	to	15.4333	274,591	2.27	1.35	to	2.05	(10.39)	to	(11.02)
2017	17,441	18.1374	to	17.3450	312,227	2.13	1.35	to	2.05	6.80	to	6.05
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)
2014	19,380	15.8522	to	15.4858	305,130	2.14	1.35	to	2.05	5.60	to	4.85

F53
2018	693,799	19.6805	to	26.3599	22,434,949	0.90	0.65	to	2.55	(13.45)	to	(15.10)
2017	828,913	22.7376	to	31.0472	31,372,808	0.52	0.65	to	2.55	9.93	to	7.85
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)
2014	1,375,383	17.3794	to	25.1414	41,053,979	0.62	0.65	to	2.55	(0.08)	to	(1.99)

FJ9
2018	21,789	18.7476	to	17.8018	400,380	0.79	1.35	to	2.05	(14.19)	to	(14.79)
2017	41,607	21.8470	to	20.8925	899,453	0.44	1.35	to	2.05	9.08	to	8.31
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)
2014	56,360	17.1026	to	16.7073	957,085	0.48	1.35	to	2.05	(0.88)	to	(1.58)

T28
2018	930,820	12.2867	to	12.8155	12,748,164	2.76	0.65	to	2.25	(2.77)	to	(4.34)
2017	1,150,422	12.6373	to	13.3963	16,389,786	2.97	0.65	to	2.25	3.88	to	2.22
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)
2014	2,105,682	11.8779	to	13.2179	29,004,810	6.10	0.65	to	2.25	1.20	to	(0.43)

FJ0
2018	19,416	11.4511	to	10.8734	220,573	2.44	1.35	to	2.05	(3.56)	to	(4.24)
2017	23,299	11.8738	to	11.3549	274,294	2.49	1.35	to	2.05	3.06	to	2.33
2016	28,744	11.5214	to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65
2015	33,869	11.3392	to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)
2014	41,941	11.6988	to	11.1660	479,427	5.71	0.65	to	2.05	1.09	to	(0.33)

HBF[10]
2014	—	—	to	—	—	3.15	1.35	to	2.10	0.29	to	—

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
H24
2018	63,919	$13.6922	to	$12.8733	$858,394	3.63%	1.35%	to	1.90%	(5.86%)	to	(6.39%)
2017	88,851	14.5448	to	13.7514	1,272,105	3.12	1.35	to	1.90	(2.91)	to	(3.45)
2016	103,249	14.9810	to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94
2015	135,046	14.1967	to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)
2014	219,939	14.8447	to	14.2716	3,224,544	4.11	1.35	to	1.90	8.67	to	8.07

HVG[11]
2014	—	—	to	—	—	0.13	1.35	to	1.90	(3.00)	to	(3.20)

HVI[12]
2014	—	—	to	—	—	5.00	1.35	to	2.10	6.41	to	6.03

H27[13]
2015	—	9.6560	to	9.1381	—	1.75	1.35	to	2.10	3.03	to	2.89
2014	230,193	9.3724	to	8.8817	2,122,261	1.49	1.35	to	2.10	(7.95)	to	(8.65)

HVC[14]
2014	—	—	to	—	—	0.52	1.35	to	2.10	2.14	to	1.78

HVS[15]
2014	—	—	to	—	—	3.60	1.35	to	2.10	0.48	to	0.19

HRS[16]
2014	—	—	to	—	—	2.83	1.35	to	2.10	(2.24)	to	(2.52)

HVR[17]
2014	—	—	to	—	—	0.23	1.35	to	2.10	(1.42)	to	(1.70)

H32
2018	68,180	15.7616	to	14.4888	1,054,406	0.66	1.35	to	2.10	(8.44)	to	(9.13)
2017	90,402	17.2141	to	15.9449	1,530,826	0.52	1.35	to	2.10	15.94	to	15.07
2016	122,712	14.8475	to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67
2015	157,815	13.5587	to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)
2014	252,441	14.8054	to	14.0303	3,690,597	0.39	1.35	to	2.10	(3.39)	to	(4.12)

V35
2018	311,378	16.8049	to	15.4750	5,050,033	0.18	1.35	to	2.10	(14.05)	to	(14.70)
2017	400,331	19.5512	to	18.1415	7,594,507	0.58	1.35	to	2.10	8.21	to	7.39
2016	523,944	18.0681	to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80
2015	658,892	15.8962	to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)
2014	680,551	17.7777	to	16.8766	11,851,444	0.20	1.35	to	2.10	8.00	to	7.18

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V13
2018	1,544,863	$20.1003	to	$13.7074	$23,624,426	1.36%	0.65%	to	2.55%	(12.94%)	to	(14.60%)
2017	1,780,350	23.0876	to	16.0509	31,650,617	1.95	0.65	to	2.55	16.81	to	14.60
2016	2,109,158	19.7645	to	14.0059	32,417,640	1.29	0.65	to	2.55	16.23	to	14.00
2015	2,533,709	17.0051	to	12.2855	33,829,593	1.58	0.65	to	2.55	(6.80)	to	(8.59)
2014	2,849,633	18.2467	to	13.4396	41,192,148	1.06	0.65	to	2.55	8.39	to	6.32

V11
2018	5,321,052	16.9917	to	15.5479	87,367,855	1.92	0.65	to	2.10	(10.32)	to	(11.62)
2017	6,061,599	18.9464	to	17.5930	112,135,840	1.47	0.65	to	2.10	10.06	to	8.47
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)
2014	7,771,356	15.5903	to	15.1276	121,727,423	1.60	0.65	to	2.10	8.06	to	6.48

AC1
2018	193,849	12.8226	to	12.1304	2,426,299	1.77	1.35	to	2.10	(16.35)	to	(16.99)
2017	200,796	15.3295	to	14.6127	3,015,957	1.22	1.35	to	2.10	21.08	to	20.17
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)
2014	147,542	13.4530	to	13.1200	1,963,336	1.56	1.35	to	2.10	(1.26)	to	(2.01)

J88
2018	3,741,153	10.9890	to	9.8743	38,269,637	2.30	0.65	to	2.10	(0.88)	to	(2.32)
2017	4,490,602	11.0863	to	9.9802	46,803,470	2.39	0.65	to	2.10	2.63	to	0.94
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)
2014	3,478,537	10.6543	to	10.1520	35,919,894	3.62	0.65	to	2.10	4.03	to	2.51

J94
2018	606,692	22.7832	to	20.4724	12,883,908	0.62	0.65	to	2.10	(7.03)	to	(8.39)
2017	595,767	24.5064	to	22.3467	13,758,720	0.69	0.65	to	2.10	21.25	to	19.50
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)
2014	754,490	18.3895	to	17.5229	13,476,661	0.76	0.65	to	2.10	12.87	to	11.22

L11
2018	3,351,309	9.1367	to	8.5174	30,828,463	1.85	0.65	to	2.35	(19.09)	to	(20.47)
2017	3,508,497	11.2922	to	10.7098	40,317,841	1.68	0.65	to	2.35	27.00	to	24.85
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)
2014	5,256,172	9.3297	to	9.3172	51,420,479	1.67	0.65	to	2.35	(5.26)	to	(6.88)

L18
2018	834,547	20.1504	to	21.7574	20,439,006	—	0.65	to	2.50	(3.52)	to	(5.32)
2017	1,020,692	20.8862	to	22.9788	26,220,456	—	0.65	to	2.50	22.11	to	19.86
2016	1,243,093	17.1039	to	19.1710	26,470,868	—	0.65	to	2.50	0.58	to	(1.30)
2015	1,472,427	17.0061	to	19.4230	31,539,261	—	0.65	to	2.50	2.06	to	0.15
2014	1,659,082	16.6636	to	19.3930	35,208,118	—	0.65	to	2.50	5.38	to	3.42

L17
2018	1,358,769	18.5489	to	21.0581	31,371,127	1.43	0.65	to	2.30	(8.76)	to	(10.27)
2017	1,583,940	20.3289	to	23.4681	40,528,331	1.01	0.65	to	2.30	11.85	to	10.00
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)
2014	2,349,562	16.4770	to	19.9986	50,345,227	0.42	0.65	to	2.30	6.44	to	4.68

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M07
2018	23,372,110	$12.6662	to	$12.1847	$291,492,108	2.16%	1.15%	to	1.85%	(6.69%)	to	(7.36%)
2017	26,748,775	13.5747	to	13.1528	358,797,486	2.33	1.15	to	1.85	11.02	to	10.23
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)
2014	37,045,959	11.5073	to	11.3954	428,275,096	1.85	1.15	to	1.85	7.25	to	6.49

M35
2018	23,179,177	12.8336	to	11.5711	281,998,243	1.94	0.65	to	2.55	(6.49)	to	(8.27)
2017	27,563,591	13.7237	to	12.6143	362,120,950	2.12	0.65	to	2.55	11.30	to	9.19
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)
2014	45,098,328	11.5472	to	11.2447	513,985,416	1.67	0.65	to	2.55	7.53	to	5.48

M31
2018	4,316,157	15.3951	to	14.7254	128,977,969	0.09	1.00	to	1.85	1.64	to	0.77
2017	4,789,327	15.1470	to	14.6133	141,290,687	0.10	1.00	to	1.85	30.10	to	28.99
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57
2014	6,588,507	10.7810	to	10.6729	142,083,425	0.10	1.00	to	1.85	7.86	to	6.93

M80
2018	581,940	24.4544	to	38.3992	18,852,039	—	0.65	to	2.25	1.74	to	0.11
2017	678,694	24.0356	to	38.3580	21,420,058	—	0.65	to	2.25	30.24	to	28.16
2016	863,914	18.4555	to	28.9819	21,240,396	—	0.65	to	2.30	1.51	to	(2.62)
2015	851,571	18.1802	to	29.7614	20,421,532	—	0.65	to	2.30	6.60	to	4.83
2014	947,342	17.0540	to	28.3893	21,392,555	—	0.65	to	2.30	7.98	to	6.18

MF1
2018	1,841,013	11.6216	to	10.1803	20,181,465	—	1.15	to	1.85	0.08	to	(0.64)
2017	2,084,083	11.6128	to	10.2460	22,916,943	0.12	1.15	to	1.85	25.56	to	24.66
2016	2,360,839	9.2491	to	8.2190	20,746,816	—	1.15	to	1.85	3.72	to	2.97
2015	2,692,372	8.9176	to	7.9820	22,872,751	—	1.15	to	1.85	3.42	to	2.68
2014	2,925,086	8.6063	to	7.7739	24,193,882	—	1.15	to	1.85	7.61	to	6.85

M41
2018	955,706	20.8824	to	24.8865	23,268,767	—	0.65	to	2.30	0.29	to	(1.37)
2017	1,151,944	15.3076	to	22.9447	28,534,920	—	1.15	to	2.30	25.23	to	23.72
2016	1,460,801	12.2240	to	18.5451	29,172,668	—	1.15	to	2.35	3.41	to	2.16
2015	1,724,133	11.8206	to	18.1534	33,576,678	—	1.15	to	2.35	3.23	to	1.98
2014	2,091,996	11.4506	to	17.8013	40,469,079	—	1.15	to	2.35	7.31	to	6.01

M05
2018	3,478,746	12.9696	to	12.4881	44,227,317	—	1.00	to	1.85	(2.47)	to	(3.30)
2017	3,974,846	13.2975	to	12.9145	52,059,415	—	1.00	to	1.85	25.39	to	24.33
2016	4,550,411	10.6045	to	10.3875	47,735,809	—	1.00	to	1.85	7.96	to	7.03
2015	5,274,363	9.8226	to	9.7048	51,473,702	—	1.00	to	1.85	(2.87)	to	(3.70)
2014	5,838,882	10.1124	to	10.0778	59,042,352	—	1.00	to	1.85	1.12	to	0.78

M42
2018	2,203,370	17.5893	to	15.6340	34,009,316	—	0.65	to	2.55	(2.36)	to	(4.22)
2017	2,681,606	18.0142	to	16.3232	42,999,861	—	0.65	to	2.55	25.51	to	23.14
2016	3,472,298	14.3524	to	13.2562	45,183,766	—	0.65	to	2.55	8.09	to	6.02
2015	4,234,433	13.2781	to	12.5030	51,679,700	—	0.65	to	2.55	(2.78)	to	(4.64)
2014	4,932,383	13.6580	to	13.1116	62,789,692	—	0.65	to	2.55	(8.10)	to	(9.85)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M89
2018	41,255,653	$11.4207	to	$9.9244	$439,785,816	2.95%	0.65%	to	2.55%	(1.97%)	to	(3.84%)
2017	50,252,561	11.6505	to	10.3209	551,839,591	3.10	0.65	to	2.55	3.51	to	1.55
2016	54,097,481	11.2556	to	10.1637	579,337,780	3.20	0.65	to	2.55	3.33	to	1.36
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)
2014	67,490,902	11.0278	to	10.3501	721,401,282	2.69	0.65	to	2.55	4.93	to	2.93

M82
2018	6,292,487	18.4283	to	16.8461	108,924,665	0.44	0.65	to	2.10	(5.25)	to	(6.63)
2017	7,695,385	19.4490	to	18.0426	142,050,646	1.09	0.65	to	2.10	22.27	to	20.50
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)
2014	13,506,075	14.7757	to	14.3235	195,371,707	0.56	0.65	to	2.10	9.22	to	7.63

M44
2018	8,893,730	10.7023	to	10.3685	94,027,310	1.09	1.15	to	1.85	(0.10)	to	(0.81)
2017	10,265,356	10.7128	to	10.4535	109,070,327	4.23	1.15	to	1.85	13.53	to	12.72
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)
2014	15,431,730	10.1315	to	10.1029	157,354,271	2.07	1.15	to	1.85	1.32	to	1.03

M40
2018	4,706,962	10.6496	to	10.0500	48,720,378	0.83	1.00	to	2.30	(0.20)	to	(1.51)
2017	5,932,848	10.6711	to	10.2037	61,936,024	3.99	1.00	to	2.30	13.35	to	11.88
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)
2014	9,602,330	10.1299	to	10.0768	97,018,095	1.93	1.00	to	2.30	1.30	to	0.77

M83
2018	14,114,772	12.2708	to	15.9337	203,900,118	1.52	1.15	to	2.50	(11.12)	to	(12.33)
2017	16,073,885	13.7996	to	18.1754	262,999,598	1.90	1.15	to	2.50	16.30	to	14.73
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71
2014	26,443,285	10.7223	to	14.6986	348,288,933	1.87	1.15	to	2.55	7.22	to	7.69

M08
2018	6,444,994	17.5939	to	15.8843	99,305,473	1.29	0.65	to	2.30	(10.94)	to	(12.42)
2017	7,634,946	19.7556	to	18.0898	133,865,829	1.70	0.65	to	2.30	16.59	to	14.61
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)
2014	13,001,674	15.2310	to	14.6377	182,060,917	3.15	0.65	to	2.50	9.49	to	7.45

MB6
2018	7,473,605	19.5217	to	17.7543	226,421,225	1.35	1.15	to	1.85	(8.80)	to	(9.45)
2017	8,571,456	21.1244	to	19.6069	285,143,459	1.49	1.15	to	1.85	19.38	to	18.54
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)
2014	12,375,446	16.5128	to	15.6556	328,827,039	1.65	1.15	to	1.85	11.27	to	10.49

MB7
2018	2,169,101	22.9432	to	22.6747	55,602,465	1.12	1.00	to	2.50	(8.91)	to	(10.29)
2017	2,537,208	25.1886	to	25.2752	72,128,774	1.29	1.00	to	2.50	19.27	to	17.48
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91
2014	4,582,347	19.7475	to	20.6168	105,320,011	1.38	1.00	to	2.55	11.16	to	9.42

MC0
2018	2,179,178	23.8130	to	20.3944	48,602,145	3.83	1.15	to	1.85	(4.11)	to	(4.80)
2017	2,441,264	23.6529	to	21.4218	57,018,142	3.71	1.15	to	1.85	5.17	to	4.43
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32
2015	2,988,943	22.4704	to	19.6641	63,529,911	3.96	1.15	to	1.85	(1.45)	to	(2.16)
2014	3,291,353	21.7244	to	20.0978	71,633,113	3.75	1.15	to	1.85	4.56	to	3.82

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MA0
2018	6,527,847	$12.5691	to	$14.0727	$114,567,450	3.56%	0.65%	to	2.30%	(3.94%)	to	(5.53%)
2017	8,061,502	13.0848	to	14.8968	148,735,679	3.48	0.65	to	2.30	5.42	to	3.69
2016	8,446,444	12.4116	to	14.0494	149,405,681	3.90	0.65	to	2.50	5.29	to	3.91
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)
2014	10,219,566	11.9341	to	13.9480	177,253,081	3.62	0.65	to	2.50	4.91	to	2.95

MC2
2018	3,277,605	34.3018	to	21.6637	87,496,028	0.67	1.15	to	1.85	(4.93)	to	(5.61)
2017	3,720,811	36.0812	to	22.9519	104,851,766	0.94	1.15	to	1.85	23.41	to	22.53
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)
2014	5,346,167	19.1135	to	17.4945	113,882,760	0.80	1.15	to	1.85	10.10	to	9.32

MC1
2018	1,773,236	23.3905	to	18.0574	35,718,016	0.44	0.65	to	2.25	(4.69)	to	(6.23)
2017	1,906,718	24.5425	to	19.2561	40,697,930	0.69	0.65	to	2.25	23.70	to	21.73
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)
2014	2,832,185	18.1715	to	14.9667	46,069,765	0.56	0.65	to	2.25	10.34	to	8.57

MC3
2018	554,697	28.1431	to	24.0378	15,397,927	0.34	1.00	to	1.85	(14.80)	to	(15.53)
2017	634,839	33.0334	to	28.4588	20,782,715	1.07	1.00	to	1.85	36.58	to	35.42
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)
2014	918,587	25.9038	to	22.8996	24,006,037	0.64	1.00	to	1.85	(7.66)	to	(8.45)

MA1
2018	1,031,804	9.5190	to	12.4719	15,818,098	0.11	0.65	to	2.55	(14.69)	to	(16.32)
2017	1,143,328	11.1584	to	14.9044	20,721,186	0.87	0.65	to	2.55	36.77	to	34.18
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26
2015	1,637,155	7.5307	to	10.4527	20,171,751	0.58	0.65	to	2.55	(13.65)	to	(15.30)
2014	1,778,352	8.7212	to	12.3414	25,532,430	0.41	0.65	to	2.55	(7.59)	to	(9.36)

MC4
2018	491,260	17.0758	to	14.6479	8,788,957	0.96	1.00	to	1.85	(2.10)	to	(2.94)
2017	560,127	17.4420	to	15.0913	10,319,234	—	1.00	to	1.85	5.93	to	5.02
2016	640,441	16.4663	to	14.3695	11,249,055	—	1.00	to	1.85	(0.70)	to	(1.55)
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)
2014	777,868	17.3851	to	15.4352	14,774,648	0.53	1.00	to	1.85	(0.28)	to	(1.13)

MC5
2018	57,413	15.5555	to	13.7522	822,077	0.59	1.15	to	1.85	(2.46)	to	(3.15)
2017	70,046	15.9475	to	14.1990	1,030,360	—	1.15	to	1.85	5.49	to	4.75
2016	111,398	15.1182	to	13.5556	1,568,339	—	1.15	to	1.85	(1.15)	to	(1.85)
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)
2014	118,757	16.0931	to	15.0741	1,804,378	0.19	1.15	to	2.05	(0.67)	to	(1.57)

MC6
2018	1,208,296	39.3087	to	17.0605	41,358,792	0.50	1.15	to	1.85	(5.92)	to	(6.59)
2017	1,418,436	41.7825	to	18.2650	51,346,527	1.08	1.15	to	1.85	30.64	to	29.71
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)
2014	1,877,836	14.3617	to	13.9964	52,631,162	0.50	1.15	to	1.85	3.12	to	2.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MC7
2018	66,578	$25.0026	to	$24.3194	$1,746,938	0.18%	1.15%	to	2.55%	(6.16%)	to	(7.48%)
2017	86,375	26.6434	to	26.2859	2,493,312	0.82	1.15	to	2.55	30.26	to	28.44
2016	104,234	20.4535	to	20.4656	2,325,270	0.35	1.15	to	2.55	4.63	to	3.15
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)
2014	108,002	20.1429	to	20.7381	2,299,179	0.19	1.15	to	2.55	2.86	to	1.40

MC8
2018	2,886,932	24.6202	to	12.2754	73,514,254	0.98	1.15	to	1.85	(9.87)	to	(10.52)
2017	3,335,907	27.3168	to	13.7182	93,561,955	1.55	1.15	to	1.85	24.09	to	23.21
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49
2015	4,325,426	21.1183	to	10.7590	93,596,211	1.26	1.15	to	1.85	(1.94)	to	(2.65)
2014	4,831,113	11.4495	to	11.0518	107,911,560	1.06	1.15	to	1.85	1.22	to	0.50

MC9
2018	237,401	17.6857	to	20.3047	4,525,231	0.69	1.10	to	2.10	(10.07)	to	(10.97)
2017	286,878	19.6652	to	24.0412	6,164,998	1.31	1.10	to	2.10	23.80	to	22.38
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)
2014	486,816	15.6054	to	19.7568	8,587,086	0.75	1.10	to	2.25	1.03	to	(0.15)

MD0
2018	1,492,809	29.6796	to	18.5572	41,494,783	0.78	1.15	to	1.85	(5.60)	to	(6.27)
2017	1,660,704	31.4392	to	19.7991	49,219,805	3.09	1.15	to	1.85	9.57	to	8.79
2016	1,899,277	28.6923	to	18.1988	51,409,257	0.00	1.15	to	1.85	5.03	to	4.27
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)
2014	2,357,689	19.8453	to	18.1874	63,972,507	2.80	1.15	to	1.85	3.26	to	2.53

M92
2018	41,927,838	12.9584	to	11.3564	522,436,665	0.50	0.65	to	2.55	(5.42)	to	(7.23)
2017	49,628,528	13.7016	to	12.2413	660,187,553	2.90	0.65	to	2.55	9.87	to	7.79
2016	56,171,972	12.4709	to	11.3569	686,213,466	0.00	0.65	to	2.55	5.29	to	3.28
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)
2014	70,148,596	12.2261	to	11.5723	855,730,233	2.58	0.65	to	2.55	3.57	to	1.59

M96
2018	3,973,046	19.9272	to	15.1974	75,920,316	3.21	1.15	to	1.85	(0.68)	to	(1.39)
2017	4,489,943	17.2070	to	15.4120	86,941,433	3.10	1.15	to	1.85	1.05	to	0.34
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)
2014	5,893,305	17.1661	to	15.7056	116,290,449	2.42	1.15	to	1.85	3.65	to	2.92

MD2
2018	12,122,983	10.6424	to	10.6537	154,081,038	2.92	0.65	to	2.50	(0.48)	to	(2.33)
2017	14,812,278	10.6942	to	10.9081	191,222,631	2.80	0.65	to	2.50	1.37	to	(0.51)
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)
2014	20,566,508	10.5899	to	11.3580	271,002,756	2.18	0.65	to	2.55	3.99	to	2.00

MA6
2018	1,900,008	22.1072	to	18.9302	47,713,973	5.56	1.00	to	1.85	(4.05)	to	(4.87)
2017	2,138,564	23.0408	to	19.9002	56,471,575	6.41	1.00	to	1.85	5.62	to	4.73
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72
2015	2,734,375	19.3581	to	17.0090	61,795,969	6.84	1.00	to	1.85	(5.18)	to	(5.99)
2014	3,131,858	20.4147	to	18.0929	75,760,388	5.28	1.00	to	1.85	1.78	to	0.90

MA3
2018	1,798,423	11.9591	to	16.3168	36,323,910	5.31	0.65	to	2.50	(3.87)	to	(5.66)
2017	2,196,928	12.4407	to	17.2951	46,577,368	6.18	0.65	to	2.50	5.62	to	3.67
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)
2014	3,662,907	10.9863	to	16.0598	71,238,179	4.98	0.65	to	2.55	1.87	to	(0.08)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M97
2018	1,477,939	$21.5299	to	$18.7772	$33,622,626	1.00%	1.00%	to	1.85%	(9.93% )	to	(10.71% )
2017	1,626,676	23.9046	to	21.0285	41,434,975	1.35	1.00	to	1.85	31.32	to	30.20
2016	1,863,912	18.2037	to	16.1509	36,365,158	1.15	1.00	to	1.85	1.47	to	0.60
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)
2014	2,301,140	18.0638	to	16.3057	45,040,930	0.88	1.00	to	1.85	(5.93)	to	(6.74)

MD5
2018	962,074	14.0694	to	12.4231	15,071,974	0.80	0.65	to	2.10	(9.89)	to	(11.21)
2017	1,078,505	15.6143	to	13.9913	18,981,547	1.11	0.65	to	2.10	31.49	to	29.59
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)
2014	1,551,892	11.7650	to	11.0160	21,003,226	0.64	0.65	to	2.10	(5.80)	to	(7.18)

M98
2018	1,074,993	45.2653	to	27.0771	38,478,624	1.09	1.15	to	1.85	(10.53)	to	(11.17)
2017	1,198,867	50.5904	to	30.4809	48,280,305	1.46	1.15	to	1.85	25.70	to	24.81
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68
2014	1,587,611	24.9009	to	22.8449	47,933,176	1.92	1.15	to	1.85	0.18	to	(0.53)

M93
2018	5,081,903	18.3700	to	14.5970	81,180,035	0.89	0.65	to	2.25	(10.31)	to	(11.76)
2017	5,752,465	20.4825	to	16.5415	103,459,909	1.25	0.65	to	2.25	26.00	to	23.99
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93
2014	9,980,826	14.9177	to	12.6466	134,170,592	1.71	0.65	to	2.25	0.48	to	(1.14)

MD6
2018	13,004,247	15.6292	to	14.4286	276,836,568	0.57	1.00	to	1.85	(0.20)	to	(1.06)
2017	14,886,576	15.6611	to	14.5830	318,872,497	0.64	1.00	to	1.85	27.15	to	26.06
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11
2015	19,246,726	11.7292	to	11.1109	311,395,276	0.49	1.00	to	1.85	(1.11)	to	(1.96)
2014	21,451,277	11.8614	to	11.3334	354,414,214	0.54	1.00	to	1.85	10.40	to	9.45

MB3
2018	1,313,651	22.6443	to	24.3110	30,935,440	0.33	1.00	to	2.30	(0.43)	to	(1.74)
2017	1,558,343	22.7430	to	24.5561	37,335,745	0.41	1.00	to	2.30	26.82	to	25.11
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)
2014	2,375,862	17.3448	to	19.1662	44,673,723	0.27	1.00	to	2.50	10.12	to	8.45

MD8
2018	3,729,600	11.8621	to	9.1539	42,172,705	1.24	1.15	to	1.85	0.10	to	(0.62)
2017	4,346,081	11.8502	to	9.2106	49,280,656	0.29	1.15	to	1.85	(0.84)	to	(1.55)
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)
2015	5,440,048	12.0872	to	9.5310	63,450,866	—	1.15	to	1.85	(1.14)	to	(1.85)
2014	5,636,328	10.6572	to	9.7106	67,354,288	—	1.15	to	1.85	(1.15)	to	(1.85)

MD9
2018	13,539,953	9.7586	to	7.7780	120,800,340	1.24	0.65	to	2.55	0.60	to	(1.32)
2017	15,193,772	9.7005	to	7.8820	136,576,068	0.27	0.65	to	2.55	(0.36)	to	(2.25)
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)
2015	18,207,733	9.7989	to	8.3576	168,401,641	—	0.65	to	2.55	(0.65)	to	(1.57)
2014	20,418,070	9.8630	to	8.4905	191,840,751	—	0.65	to	2.55	(0.65)	to	(2.55)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
NWD[18]
2014	—	$—	to	$—	$—	—%	1.00%	to	1.85%	(9.19%)	to	(9.66%)

M1A19
2014	—	—	to	—	—	—	1.00	to	2.55	(9.33)	to	(10.19)

ME2
2018	1,042,465	25.5179	to	13.4252	17,993,248	1.45	1.15	to	1.85	(15.11)	to	(15.72)
2017	1,141,329	17.4281	to	15.9287	23,371,436	1.86	1.15	to	1.85	26.82	to	25.93
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)
2015	1,495,623	24.1416	to	12.9781	24,634,929	1.93	1.15	to	1.85	(3.08)	to	(3.78)
2014	1,702,999	14.4470	to	13.4876	29,016,513	1.83	1.15	to	1.85	(7.95)	to	(8.60)

ME3
2018	1,836,472	18.4314	to	17.9397	37,158,328	1.16	1.15	to	2.30	(15.31)	to	(16.29)
2017	2,028,320	21.7632	to	22.3708	48,795,329	1.56	1.15	to	2.30	26.44	to	24.98
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)
2014	3,404,092	18.1773	to	18.0998	69,538,063	1.53	1.15	to	2.50	(8.23)	to	(9.48)

MA5
2018	1,231,924	21.1430	to	18.2429	24,401,310	3.97	1.15	to	1.85	(3.11)	to	(3.80)
2017	1,331,223	21.8216	to	18.9642	27,284,742	4.59	1.15	to	1.85	5.03	to	4.28
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)
2014	1,940,309	19.3023	to	17.7693	37,074,483	3.23	1.15	to	1.85	2.09	to	1.36

MA7
2018	237,611	19.2064	to	16.0251	4,209,261	3.62	1.15	to	2.10	(3.24)	to	(4.16)
2017	273,266	19.8489	to	16.7212	5,014,013	4.47	1.15	to	2.10	4.67	to	3.68
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)
2014	413,576	18.3474	to	15.9092	7,109,480	3.07	1.15	to	2.10	1.80	to	0.82

ME4
2018	1,220,819	13.9374	to	12.1950	16,422,089	—	1.15	to	1.85	0.57	to	(0.15)
2017	1,385,665	14.7855	to	12.2136	18,552,134	—	1.15	to	1.85	37.41	to	36.45
2016	1,549,172	10.7600	to	8.9511	15,195,193	—	1.15	to	1.85	7.46	to	6.68
2015	1,705,852	10.0145	to	8.3903	15,593,420	—	1.15	to	1.85	9.49	to	8.70
2014	1,904,773	8.5713	to	7.7188	16,061,741	—	1.15	to	1.85	9.44	to	8.66

MA2
2018	46,625	29.5533	to	28.1602	1,370,549	—	1.15	to	2.05	0.35	to	(0.56)
2017	66,266	29.4506	to	28.3191	1,893,319	—	1.15	to	2.05	37.06	to	35.83
2016	69,292	21.4868	to	20.8489	1,456,202	—	1.15	to	2.05	7.14	to	6.16
2015	75,216	20.0550	to	19.6383	1,480,354	—	1.15	to	2.05	9.26	to	8.27
2014	79,394	18.3552	to	18.1390	1,452,311	—	1.15	to	2.05	9.14	to	8.14

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
UTS[20]
2014	—	$—	to	$—	$—	5.57%	1.15%	to	1.85%	10.23%	to	9.76%

MFE[21]
2014	—	—	to	—	—	5.01	1.00	to	2.30	10.14	to	9.27

MVS[22]
2014	—	—	to	—	—	3.20	1.15	to	1.85	1.82	to	1.38

MV1[23]
2014	—	—	to	—	—	2.77	0.65	to	2.50	2.01	to	0.86

MF3
2018	2,805,821	22.4828	to	16.7318	50,559,537	0.58	0.65	to	2.30	(5.97)	to	(7.53)
2017	3,443,010	23.9106	to	18.0944	66,706,871	0.61	0.65	to	2.30	13.95	to	12.08
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81
2015	5,343,286	17.5150	to	13.7037	77,471,696	0.32	0.65	to	2.30	(5.00)	to	(6.58)
2014	6,334,776	18.4370	to	14.6688	97,745,208	0.69	0.65	to	2.30	6.34	to	4.58

MF5
2018	26,810,432	13.6551	to	14.0355	414,465,602	1.89	0.65	to	2.55	(3.56)	to	(5.40)
2017	32,045,960	14.1589	to	14.8364	518,959,227	1.86	0.65	to	2.55	10.52	to	8.42
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)
2014	51,303,754	12.4549	to	13.8267	752,352,396	1.53	0.65	to	2.55	3.73	to	1.75

MF6
2018	62,209	28.1431	to	21.0070	1,644,682	4.07	1.35	to	2.55	(4.34)	to	(5.50)
2017	76,502	29.4215	to	22.2303	2,125,475	4.14	1.35	to	2.55	11.81	to	10.46
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)
2014	126,247	24.8653	to	19.4876	3,002,660	2.16	1.35	to	2.55	14.06	to	12.67

MF7
2018	2,678,520	16.2765	to	15.9585	48,236,259	3.15	0.65	to	2.50	(3.97)	to	(5.75)
2017	3,417,578	16.9486	to	16.9319	64,836,183	3.34	0.65	to	2.50	12.33	to	10.26
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)
2014	5,660,139	14.1263	to	14.9281	92,430,428	1.70	0.65	to	2.50	14.56	to	12.43

MF9
2018	14,628,661	16.8520	to	19.5785	306,459,709	1.53	0.65	to	2.30	(6.08)	to	(7.63)
2017	17,175,741	17.9426	to	21.1967	387,084,303	1.58	0.65	to	2.30	18.74	to	16.78
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)
2014	27,011,031	14.2739	to	17.7287	499,182,175	1.40	0.65	to	2.30	4.35	to	2.62

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MG1
2018	10,546,363	$10.7537	to	$10.8217	$122,512,404	1.41%	0.65%	to	2.30%	(5.32%)	to	(6.89%)
2017	12,433,916	11.3584	to	11.6227	154,195,257	—	0.65	to	2.30	7.29	to	5.52
2016	13,465,623	10.5868	to	11.0145	157,145,585	—	0.65	to	2.30	1.72	to	0.03
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)
2014	16,245,564	11.0586	to	11.8974	201,849,715	0.61	0.65	to	2.30	2.76	to	1.05

MF2
2018	20,371,715	10.4484	to	9.1557	203,393,960	1.99	1.30	to	2.50	(0.04)	to	(1.25)
2017	25,006,600	10.4531	to	9.2719	250,847,512	1.58	1.30	to	2.50	0.41	to	(0.79)
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)
2015	30,382,434	10.3725	to	9.4944	305,073,432	1.30	1.30	to	2.55	(0.83)	to	(0.99)
2014	36,736,454	10.4592	to	9.5891	373,635,108	1.25	1.30	to	2.55	(0.51)	to	(1.77)

MG2
2018	11,204,328	10.1434	to	9.3060	109,785,950	1.72	0.65	to	2.10	0.33	to	(1.13)
2017	13,429,422	10.1103	to	9.4127	132,553,973	1.32	0.65	to	2.10	0.79	to	(0.67)
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)
2014	19,532,086	9.9867	to	9.7158	196,087,648	1.06	0.65	to	2.10	(0.17)	to	(1.62)

MG3
2018	1,245,032	19.5567	to	17.5199	23,170,786	0.87	1.30	to	2.30	(12.60)	to	(13.49)
2017	1,418,470	22.3771	to	20.2510	30,353,538	1.23	1.30	to	2.30	12.20	to	11.08
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)
2014	2,458,735	18.0722	to	16.8605	43,133,660	0.97	1.30	to	2.30	8.93	to	7.83

MG4
2018	1,126,976	20.8908	to	17.4300	20,713,591	0.66	0.65	to	2.10	(12.19)	to	(13.47)
2017	1,375,595	23.7913	to	20.1438	29,079,628	1.03	0.65	to	2.10	12.67	to	11.04
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)
2014	2,084,776	18.9850	to	16.7971	36,217,594	0.76	0.65	to	2.10	9.45	to	7.85

MG6
2018	68,298,700	15.3192	to	17.5137	1,255,969,013	1.83	0.65	to	2.10	(4.75)	to	(6.14)
2017	79,683,750	16.0837	to	18.3989	1,554,414,108	1.78	0.65	to	2.10	14.49	to	12.66
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)
2014	117,541,381	13.4270	to	16.1240	1,971,564,429	1.32	0.65	to	2.25	4.36	to	2.68

MG7
2018	315,136	19.9625	to	22.1766	7,295,067	0.25	0.65	to	2.10	(11.58)	to	(12.87)
2017	369,553	22.5770	to	25.4523	9,790,084	0.77	0.65	to	2.10	14.27	to	12.61
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)
2014	460,623	16.2667	to	19.1628	9,081,918	0.28	0.65	to	2.10	2.52	to	1.02

V44
2018	394,577	26.5236	to	23.8336	9,712,851	—	0.65	to	2.10	6.60	to	5.04
2017	379,850	24.8821	to	22.4004	8,875,409	—	0.65	to	2.10	41.90	to	39.56
2016	337,618	17.5355	to	16.0506	5,605,835	—	0.65	to	2.30	(2.56)	to	(4.18)
2015	207,421	17.9962	to	16.7505	3,575,777	—	0.65	to	2.30	11.24	to	9.39
2014	217,510	16.1778	to	15.3122	3,398,500	—	0.65	to	2.30	5.40	to	3.65

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V43
2018	315,995	$19.4551	to	$19.4736	$6,474,748	—%	0.65%	to	2.10%	9.81%	to	8.20%
2017	362,270	19.3957	to	17.9971	6,836,255	—	1.35	to	2.10	36.74	to	35.71
2016	468,136	14.1847	to	13.2616	6,469,819	—	1.35	to	2.10	(10.07)	to	(10.76)
2015	479,964	15.7736	to	14.8601	7,397,574	—	1.35	to	2.10	(7.26)	to	(7.96)
2014	611,449	17.0083	to	16.1461	10,179,165	—	1.35	to	2.10	0.47	to	(0.30)

O19
2018	513,394	20.3759	to	19.4884	12,674,828	—	1.30	to	2.35	(7.18)	to	(8.16)
2017	596,679	22.1306	to	21.2210	15,940,507	0.01	1.30	to	2.35	25.68	to	23.55
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)
2015	911,851	18.1646	to	18.0266	20,459,674	—	0.65	to	2.35	2.60	to	0.84
2014	1,118,112	17.7049	to	17.8763	24,702,393	0.18	0.65	to	2.35	14.38	to	12.42

O23
2018	1,046,363	10.2190	to	9.3377	10,331,463	1.76	1.35	to	2.10	(6.81)	to	(7.52)
2017	1,132,316	11.0263	to	10.0966	12,031,669	1.73	1.30	to	2.10	7.54	to	6.68
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)
2014	1,279,424	9.9711	to	9.3554	12,392,996	1.78	1.30	to	2.10	6.61	to	5.75

O20
2018	653,189	17.7414	to	21.2107	15,149,305	0.76	0.65	to	2.25	(13.96)	to	(15.34)
2017	742,825	20.6196	to	25.0546	20,253,728	0.70	0.65	to	2.25	35.44	to	33.28
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)
2014	1,381,266	14.9015	to	19.0074	28,038,218	0.87	0.65	to	2.25	1.39	to	(0.24)

O21
2018	5,849,961	22.1301	to	20.7688	145,625,526	0.91	1.30	to	2.50	(9.30)	to	(10.39)
2017	6,885,439	24.3981	to	23.1777	189,799,968	1.04	1.30	to	2.50	15.13	to	13.74
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14
2014	13,047,751	18.9570	to	18.5676	283,142,011	0.58	1.30	to	2.55	8.97	to	7.59

O04
2018	133,222	36.8575	to	31.7147	4,562,326	0.06	1.35	to	2.25	(11.75)	to	(12.55)
2017	163,130	30.7748	to	36.2667	6,344,911	0.64	1.35	to	2.25	12.44	to	11.37
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)
2014	240,139	25.4265	to	30.8428	7,829,293	0.63	1.30	to	2.25	10.20	to	9.14

PH2
2018	28,613	13.0736	to	12.5993	367,455	1.48	1.35	to	1.85	(11.95)	to	(12.40)
2017	37,723	14.8480	to	14.3363	552,210	3.35	1.35	to	1.85	21.34	to	20.67
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48
2015	17,585	11.5124	to	11.1420	200,218	5.36	1.35	to	2.10	(10.25)	to	8.04
2014	15,812	12.8266	to	12.5091	200,985	0.00	1.35	to	2.10	(0.46)	to	(1.21)

P08
2018	1,178,282	14.6475	to	12.9838	16,485,880	3.10	1.35	to	2.25	(6.69)	to	(7.53)
2017	1,399,377	15.6974	to	14.0418	21,100,589	4.65	1.35	to	2.25	12.02	to	11.01
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)
2014	2,092,555	14.0101	to	12.8805	28,444,593	5.05	1.35	to	2.25	(0.88)	to	(1.79)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PC0
2018	1,390,142	$12.1418	to	$10.9101	$15,777,531	2.96%	0.65%	to	2.10%	(6.06%)	to	(7.43%)
2017	1,647,311	12.9256	to	11.7862	20,084,264	4.59	0.65	to	2.10	12.64	to	11.01
2016	1,573,134	11.4748	to	10.6169	17,175,088	2.42	0.65	to	2.10	12.17	to	10.53
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)
2014	2,156,461	11.3384	to	10.8039	23,698,600	5.13	0.65	to	2.10	(0.20)	to	(1.65)

P70
2018	62,897	4.7559	to	4.2891	280,406	1.97	0.65	to	2.05	(14.76)	to	(15.96)
2017	66,417	5.5796	to	5.1038	350,533	10.69	0.65	to	2.05	1.39	to	(0.03)
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)
2014	77,398	6.5292	to	6.2317	491,255	0.26	0.65	to	2.05	(19.15)	to	(20.29)

P10
2018	4,476,996	5.2941	to	4.5432	22,324,165	2.10	0.65	to	2.35	(14.69)	to	(16.15)
2017	5,309,995	6.2059	to	5.4182	31,374,446	11.24	0.65	to	2.35	1.49	to	(0.23)
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)
2014	6,462,517	7.2412	to	6.6573	45,945,802	0.36	0.65	to	2.35	(18.96)	to	(20.34)

PK8
2018	278,892	12.5980	to	17.7675	7,700,705	4.12	0.65	to	2.55	(5.36)	to	(7.16)
2017	353,094	13.3109	to	19.1381	10,501,720	5.08	0.65	to	2.55	9.18	to	7.11
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)
2014	664,024	11.1479	to	16.9809	17,205,673	5.23	0.65	to	2.55	0.86	to	(1.07)

P20
2018	36,604	11.7584	to	11.1236	422,826	4.02	1.35	to	2.10	(6.12)	to	(6.83)
2017	42,567	12.5246	to	11.9389	525,044	4.96	1.35	to	2.10	8.31	to	7.49
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85
2015	35,308	10.3522	to	10.0190	361,335	5.19	1.35	to	2.10	(3.66)	to	(4.40)
2014	39,674	10.7458	to	10.4797	422,707	5.08	1.35	to	2.10	0.05	to	(0.71)

PD6
2018	32,259,391	11.0943	to	11.0850	380,593,252	1.59	0.65	to	2.25	(6.23)	to	(7.73)
2017	37,702,836	11.8310	to	12.0142	479,172,954	2.10	0.65	to	2.25	13.26	to	11.45
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)
2014	56,498,567	10.2107	to	10.8847	637,259,828	2.34	0.65	to	2.25	3.89	to	2.22

P06
2018	2,212,668	13.6804	to	13.7114	33,513,529	2.50	1.30	to	2.30	(3.48)	to	(4.45)
2017	2,714,427	14.1736	to	14.3506	42,776,207	2.37	1.30	to	2.30	2.32	to	1.29
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)
2014	4,261,623	13.8932	to	14.5017	66,613,350	1.43	1.30	to	2.30	1.76	to	0.73

P07
2018	8,590,870	15.8193	to	13.2477	139,502,056	2.53	1.30	to	2.55	(1.83)	to	(3.06)
2017	10,466,926	16.1136	to	13.6664	173,975,506	2.02	1.30	to	2.55	3.56	to	2.26
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)
2014	15,806,505	15.4850	to	13.6433	256,208,609	2.15	1.30	to	2.55	2.93	to	1.62

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PI3
2018	1,520,792	$10.7129	to	$9.6262	$15,177,351	0.40%	0.65%	to	2.10%	(8.44%)	to	(9.77%)
2017	1,875,956	11.7004	to	10.6690	20,655,019	—	0.65	to	2.10	6.29	to	4.75
2016	2,003,188	10.6047	to	10.1855	20,961,119	3.83	1.35	to	2.10	(0.66)	to	(1.42)
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)
2014	2,039,866	10.8800	to	10.6106	22,002,171	—	1.35	to	2.10	2.45	to	1.68

P72
2018	593,554	21.8856	to	19.0187	12,064,141	0.71	0.65	to	2.55	(9.09)	to	(10.82)
2017	645,430	24.0728	to	21.3263	14,599,911	1.74	0.65	to	2.55	18.00	to	15.77
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)
2014	877,251	18.3270	to	17.6051	15,909,266	1.59	1.35	to	2.55	11.14	to	9.79

W41
2018	10,657	23.1626	to	20.9987	236,808	0.16	1.35	to	2.05	(13.60)	to	(14.21)
2017	11,753	26.8083	to	24.4767	303,816	0.16	1.35	to	2.05	24.97	to	24.09
2016	15,020	21.4519	to	19.7246	310,731	0.16	1.35	to	2.05	11.83	to	11.04
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)
2014	23,675	19.3972	to	18.0911	444,753	—	1.35	to	2.05	1.75	to	1.03

W42
2018	1,368	23.1836	to	21.9184	31,384	0.07	1.65	to	2.05	(3.09)	to	(3.48)
2017	2,234	23.9234	to	22.7093	52,910	—	1.65	to	2.05	17.62	to	17.15
2016	2,292	20.3397	to	15.6813	46,189	—	1.65	to	2.05	11.81	to	11.36
2015	4,229	18.1909	to	17.4081	75,099	—	1.65	to	2.05	(2.25)	to	(2.65)
2014	4,347	18.6096	to	17.8815	79,117	—	1.65	to	2.05	3.06	to	2.64

W46[24]
2016	—	11.5298	to	10.4698	—	0.48	0.65	to	2.55	2.57	to	1.93
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)
2014	3,836,516	11.2995	to	10.5269	41,913,262	1.36	0.65	to	2.55	4.90	to	2.90

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

[4]

The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

[5]	Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into fund C58 on April 29, 2016.
[6]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61) merged into fund C59 on April 29, 2016.
[7]	Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into fund C60 on April 29, 2016.
[8]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) merged into fund C89 on April 29, 2016.
[9]	Columbia Variable Portfolio- Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) merged into fund C90 on April 29, 2016.
[10]	Huntington VA Balanced Fund Sub-Account (HBF) merged into fund MD9 on May 16, 2014.
[11]	Huntington VA Growth Fund Sub-Account (HVG) merged into fund MD8 on May 16, 2014.
[12]	Huntington VA Income Equity Fund Sub-Account (HVI) merged into fund H24 on June 20, 2014.
[13]	Huntington VA International Equity Sub-Account (H27) merged into fund MD9 on March 6, 2015.
[14]	Huntington VA Mid Corp America Fund Sub-Account (HVC) merged into fund H32 on June 20, 2014.
[15]	Huntington VA Mortgage Securities Fund Sub-Account (HVS) merged into fund MD9 on May 16, 2014.
[16]	Huntington VA Real Strategies Fund Sub-Account (HRS) merged into fund MD9 on May 16, 2014.
[17]	Huntington VA Rotating Markets Fund Sub-Account (HVR) merged into fund MD9 on May 16, 2014.
[18]	MFS VIT II New Discovery Portfolio Initial Class Sub-Account (NWD) merged into fund M05 on August 11, 2014.
[19]	MFS VIT II New Discovery Portfolio Service Class Sub-Account (M1A) merged into fund M42 on August 11, 2014.
[20]	MFS VIT II Utilities Portfolio Initial Class Sub-Account (UTS) merged into fund M44 on August 11, 2014.
[21]	MFS VIT II Utilities Portfolio Service Class Sub-Account (MFE) merged into fund M40 on August 11, 2014.
[22]	MFS VIT II Value Portfolio Initial Class Sub-Account (MVS) merged into fund M83 on August 11, 2014.
[23]	MFS VIT II Value Portfolio Service Class Sub-Account (MV1) merged into fund M08 on August 11, 2014.
[2][4]	Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) merged into MD9 on April 29, 2016.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2018 and 2017 and for the Years

Ended December 31, 2018, 2017 and 2016

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2018, 2017 and 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years ended December 31, 2018, 2017 and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018, 2017 and 2016, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

April 25, 2019

Hartford, Connecticut

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$10,497,705	$8,089,119
Preferred stocks	566,677	174,641
Common stocks	592,218	551,243
Mortgage loans on real estate	544,207	491,362
Cash, cash equivalents and short-term investments	982,422	1,106,031
Contract loans	405,685	595,367
Derivatives	250,525	314,694
Other invested assets	451,955	777,825
Mortgage escrow funds	3,430	3,213
Receivables for securities	4,970	9,550
Investment income due and accrued	105,522	103,782
Amounts recoverable from reinsurers	17,199	3,446
Other amounts receivable under reinsurance contracts	5,435	5,445
Current federal and foreign income tax recoverable	23,865	54,178
Net deferred tax asset	83,265	87,558
Electronic data processing equipment and software	837	—
Receivables from parent, subsidiaries and affiliates	12,864	9,950
Cash value of company owned life insurance	—	74,774
Reinsurance deposit asset	1,051,960	861,444
Other assets	73,989	23,377

Total general account assets	15,674,730	13,336,999
SEPARATE ACCOUNT ASSETS	21,177,841	23,870,351

TOTAL ADMITTED ASSETS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$12,168,958	$10,087,846
Liability for deposit type contracts	475,872	464,401
Contract claims	31,574	32,274
Other amounts payable on reinsurance	13,315	6,484
Interest maintenance reserve	14,497	118,766
Commissions to agents due or accrued	15,770	12,567
General expenses due or accrued	61,193	54,162
Transfers from Separate Accounts due or accrued (net)	(252,664)	(421,403)
Remittances and items not allocated	38,084	25,180
Asset valuation reserve	71,674	93,754
Payable for securities	65,607	106,522
Funds held under reinsurance treaties with unauthorized and certified reinsurers	246,959	247,534
Funds held under coinsurance	1,052,175	861,444
Derivatives	77,319	44,259
Other liabilities	39,114	139,820

Total general account liabilities	14,119,447	11,873,610
SEPARATE ACCOUNT LIABILITIES	21,177,839	23,870,350

Total liabilities	35,297,286	35,743,960
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	330,150	238,255

Total surplus	1,548,848	1,456,953

Total capital stock and surplus	1,555,285	1,463,390

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
INCOME:
Premiums and annuity considerations	$(10,314,071)	$2,033,394	$1,814,434
Considerations for supplementary contracts with life contingencies	41,368	31,253	28,598
Net investment income	719,167	204,701	171,895
Amortization of interest maintenance reserve	12,414	20,548	22,067
Commissions and expense allowances on reinsurance ceded	243,365	2,288	2,442
Reserve adjustments on reinsurance ceded	10,705,103	—	—
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	375,076	421,373	436,129
Change in cash value of company owned life insurance	3,513	6,877	1,109
Investment income (loss) on reinsurance deposit asset	19,592	(262,531)	(327,872)
Reinsurance experience refund	129,967	—	—
Other income	57,899	65,750	70,917

Total Income	1,993,393	2,523,653	2,219,719
BENEFITS AND EXPENSES:
Death benefits	123,612	132,771	128,678
Annuity benefits	267,802	588,661	588,881
Surrender benefits and withdrawals for life contracts	1,009,649	2,206,148	2,112,722
Interest and adjustments on contract or deposit-type contract funds	22,140	23,571	(38,729)
Payments on supplementary contracts with life contingencies	41,136	36,609	35,940
Increase in aggregate reserves for life and accident and health contracts	2,081,112	1,277,372	971,605

Total Benefits	3,545,451	4,265,132	3,799,097
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	152,103	133,038	118,388
Commissions and expense allowances on reinsurance assumed	123	112	121
General insurance expenses	219,357	236,239	228,521
Insurance taxes, licenses and fees, excluding federal income taxes	5,103	3,737	2,820
Net transfers from Separate Accounts net of reinsurance	(2,270,518)	(2,020,178)	(1,949,196)
Investment expense (income) on funds held	135,750	(288,371)	(178,151)
Other deductions	222	2,021	2,751

Total Benefits and Expenses	1,787,591	2,331,730	2,024,351
Net income from operations before federal income tax benefit and net realized capital gains (losses)	205,802	191,923	195,368
Federal income tax benefit, excluding tax on capital gains (losses)	(3,553)	(65,461)	(39,991)

Net income from operations after federal income taxes and before net realized capital gains	209,355	257,384	235,359
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(10,566)	24,045	74,587

NET INCOME	$198,789	$281,429	$309,946

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,463,390	$1,635,897	$1,635,891
Net income	198,789	281,429	309,946
Change in net unrealized capital (losses) gains, net of deferred income tax	(105,877)	(95,725)	(155,105)
Change in net unrealized foreign exchange capital (losses) gains	(3,123)	(15,426)	(3,686)
Change in net deferred income tax	27,017	(89,076)	(68,842)
Change in nonadmitted assets	(16,961)	(3,784)	62,747
Change in asset valuation reserve	22,080	22,072	35,402
Dividends to stockholder	(157,384)	(235,358)	(300,000)
Prior period adjustment net of tax	—	—	(18,108)
Investment income (expense) on funds held—unrealized	127,354	(36,639)	137,652

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,555,285	$1,463,390	$1,635,897

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,735,182	$2,064,646	$1,843,032
Net investment income	593,150	522,677	430,578
Miscellaneous income	433,475	489,411	519,373

Total receipts	3,761,807	3,076,734	2,792,983
Benefits and loss related payments	(3,146,388)	(2,997,833)	(2,833,510)
Net transfers from Separate Accounts	2,083,619	2,221,156	1,971,722
Commissions, expenses paid and aggregate write-ins for deductions	(377,617)	(387,448)	(356,543)
Federal and foreign income taxes recovered (paid)	33,867	11,280	(20,405)

Total payments	(1,406,519)	(1,152,845)	(1,238,736)

Net cash from operations	2,355,288	1,923,889	1,554,247

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	3,963,764	7,792,594	13,130,777
Stocks	151,520	46,290	84,939
Mortgage loans	80,758	114,292	129,924
Other Invested Assets	60,752	3,587	89,713
Net gains or (losses) on cash, cash equivalents and short-term investments	1,079	(1,388)	89
Miscellaneous proceeds	51,913	—	—

Total investment proceeds	4,309,786	7,955,375	13,435,442
Cost of investments acquired (long-term only):
Bonds	(6,155,024)	(8,581,956)	(14,162,654)
Stocks	(349,366)	(208,860)	(81,889)
Mortgage loans	(131,649)	(229,405)	(118,719)
Other Invested Assets	(10,965)	(113,041)	(607,204)
Miscellaneous applications	(36,335)	(522,792)	(401,611)

Total investments acquired	(6,683,339)	(9,656,054)	(15,372,077)
Net decrease (increase) in contract loans and premium notes	23,436	23,591	11,876

Net cash from investments	(2,350,117)	(1,677,088)	(1,924,759)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	—	—	(25,000)
Net deposits on deposit-type contracts and other liabilities	11,471	(2,899)	277,947
Dividends to stockholders	(157,384)	(235,358)	(300,000)
Other cash (used) provided	17,133	14,763	(36,134)

Net cash from financing and miscellaneous sources	(128,780)	(223,494)	(83,187)

Net change in cash, cash equivalents and short-term investments	(123,609)	23,307	(453,699)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,106,031	1,082,724	1,536,423

End of year	$982,422	$1,106,031	$1,082,724

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2018	2017	2016
Exchanges of bonds	$342,445	$191,862	$103,085
Transfer of other invested assets to bonds	—	134,445	—
Transfer of other invested assets to common stock	—	40	—
Modified coinsurance reserve adjustment—net (including premium, miscellaneous income and benefits)	10,705,103	—	—
Exchange of PPVUL policies for funding agreements	255,773	—	—
Transfer of other invested assets to preferred stocks	255,000	—	—
Transfer of bonds to preferred stocks	14,344	—	—
Transfer preferred stocks to bonds	18,620	—	—
Exchange of policy loans for bonds	166,220	—	—
Transfer of separate account MVA bonds to general account	99,864	—	—
Transfer of mortgage loan to bonds	—	—	117,601
See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC, the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life and disability insurance to a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money markets which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other lnvested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The asset valuation reserve (“AVR”) is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The interest maintenance reserve (“IMR”) is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, and in replication transactions, which are used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit,

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•

Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts. Refer to Note 16 for further discussion of the DRD.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds (“ETFs”). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on howto determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In October 2017, the Parent changed its name to Group One Thousand One, LLC from Delaware Life Holdings, LLC, and the name of the Company’s group, which is associated with NAIC Group Code No. 4794, was changed to Group One Thousand One from Delaware Life Holdings Group.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2018	2017
DLNY	Insurance	$366,354	$369,198
DL Reinsurance Company	Insurance	32,357	32,878
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,557	20,335
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$421,722	$423,865

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2018 and 2017, the admitted amount was $1,454 thousand. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates – Preferred Interests

In December 2018, DL Investment Holdings 2015-1, LLC (“DLIH 2015”) amended and restated its Limited Liability Company Agreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC (“DLHP”), as a party to the agreement. As part of the restructuring, the Company received $255.0 million par value of Series A Preferred Units (non-voting interests) in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. The Series A Preferred Units pay a cumulative annual rate of 6% and are redeemable at the option of DLIH 2015. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million. The carrying value of the Series A Preferred Units as of December 31, 2018 was $255.0 million.

Investments in Affiliates – Other lnvested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC, Clear Spring Health Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2018 and December 31, 2017.

The Company contributed a total of $10.0 million of capital to DL Investment Holdings 2016 -1, LLC during 2017.

Effective January 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company through an indirect subsidiary, Clear Spring PC Acquisition Corp., a Delaware corporation, which in turn is wholly owned by the Company’s direct subsidiary, Clear Spring PC Holdings, LLC (“CSPCH”), a Delaware limited liability company. The Company is an 80% owner of CSPCH. During 2018, SeaBright’s name was changed to Clear Spring Property and Casualty Company (“CSP&C”).

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017.

In 2017, the Company organized Clear Spring Health Holdings, LLC(“CSHH”), a Delaware limited liability company, that was formed in connection with the group’s entry into the health benefits business. The Company contributed approximately $2.0 million to CSHH during 2017, which was then transferred to Clear Spring Health of Illinois, Inc. During 2018, the Company contributed $8.5 million to CSHH, of which $3.5 million was used to purchase Eon Health Plan LLC (“EHP”) and $5.0 million was transferred upon purchase as a capital contribution.

The Company values its investments in CSPCH and CSHH at $44.8 million and ($2.3) million, respectively, using the look-through approach.

The financial statements of CSPCH and its wholly-owned non-insurance subsidiary are not audited; therefore, the Company limited the value of CSPCH to 80% of the statutory value contained in the audited financial statements of CSPCH’s downstream insurance subsidiary, adjusted for unamortized goodwill in accordance with SSAP 97. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying value.

The financials of CSHH and its wholly-owned non-insurance subsidiaries are also not audited; therefore, the Company limited the value of CSHH to the sum of the statutory values of CSHH’s insurance subsidiaries, modified to exclude accrued and unpaid capital contributions, and adjusted for any unamortized goodwill, liabilities, commitments, contingencies, guarantees or obligations required to be recorded in accordance with SSAP 97.

Dividends/Distributions

In December 2018, December 2017, and November 2016, the Company received ordinary dividends from DLNY in the amounts of $20.3 million, $40.4 million, and $17.2 million, respectively. In September 2018, DLIH 2015 distributed $15.0 million of capital back to the Company. In October 2018, the Company received an ordinary dividend of $2.9 million from DL Reinsurance Company (“DLRC”). In December 2018, Ellendale Insurance Agency, LLC paid a distribution in the amount of $20.0 million to the Company. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company has two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transfer hedging risks to DLRC, but do not transfer insurance risks. Both treaties are accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are now accounted for as investment income (loss) on reinsurance deposit asset. During 2018 and 2017, there were changes in the hedging strategy by the Company and certain hedges were excluded or added from/to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in “Net realized capital gains (losses)”. “Investment income (expense) on funds held – unrealized” represents the unrealized gain or loss for the period on

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)

	Treaty Impacts
Statements of Operations	2018	2017	2016
Investment Income (Loss) on Reinsurance Deposit Asset	$19,592	$(262,531)	$(327,872)

Total Revenue	19,592	(262,531)	(327,872)
Investment Expense (Income) on Funds Held	123,723	(299,170)	(190,220)

Total Policyholder Benefits and Expenses	123,723	(299,170)	(190,220)
Net Realized Capital Gains (Losses)	(23,223)	—	—

Net (loss) income	(127,354)	36,639	(137,652)

Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held—Unrealized	127,354	(36,639)	137,652

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,052.0 million and $861.4 million at December 31, 2018 and 2017, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”) entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLlAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. No amounts were outstanding at December 31, 2018 or 2017.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. No amounts were outstanding at December 31, 2018 or 2017.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

As of December 31, 2018 and 2017, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2018 and 2017 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2018, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2018 and 2017 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2018 and 2017
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid from inception through December 31, 2018 was approximately $949.4 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December31, 2018 and 2017.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Administrative Services Agreements

The Company is party to various related-party agreements. The following agreements were in effect at December 31, 2018 and 2017.

The Company sponsored the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualified under Section 401(k) of the Internal Revenue Code and included a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.3 million, $2.1 million, and $1.8 million, respectively, for the years ended December 31, 2018, 2017 and 2016, of which $0.1 million, $0.1 million, and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.4 million, $8.6 million, and $9.2 million for the years ended December31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2018, 2017 and 2016 were negligible.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million and $0.6 million for the years ended December 31, 2018 and 2017, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 14.

An administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2018 and 2017, respectively.

A services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment,

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

administrative, information technology and other support functions. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and CSHH pursuant to which the company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December31, 2018.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.8 million, $4.2 million, and $5.3 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, $2.9 million, and $2.8 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2018, 2017 or 2016.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $65.5 million, $58.6 million and $57.0 million for the years ended December 31,2018, 2017 and 2016, respectively.

A master agency agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $15.5 million, $16.8 million and $20.1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

A limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. No amounts were allocated under this agreement for the years ended December 31, 2018.

The Company has a services agreement with se2, llc (“SE2”), under which SE2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Refunds received and expenses incurred

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

under this agreement amounted to approximately $(17.9) million, $27.2 million, and $24.4 million for the years ended December 31, 2018, 2017 and 2016, respectively. In addition, the Company incurred $20.1 million, $25.2 million and $35.9 million of administration system conversion costs related to this agreement for the years ended December 31, 2018, 2017 and 2016, respectively (SE2 became disaffiliated with Guggenheim Capital, LLC during 2017).

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2018, 2017 and 2016.

The Company had $12.9 million and $10.0 million due from affiliates, $0 and $0 due to affiliates, and $19.0 million and $19.1 million included in general expenses due or accrued to other related parties as of December 31, 2018 and 2017, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

As of December 31, 2018 and 2017, the Company held $171.0 million and $110.6 million of affiliated short-term investments. All of the 2017 affiliated short-term investments matured in 2018, resulting in no gain. These investments were from Armstrong STF IV, LLC, Marcy STF I, LLC, Delaware Life Marketing, LLC (formerly Redfield STF II, LLC), and Wright STF III, LLC. The Company recorded $9.1 million of investment income in 2018 from these investments, and the average yield was 7.4%. During 2018, the Company purchased a short-term investment from a new affiliate, WPH Holdings II Parent, LLC, totaling $256.0 million and also disposed of $85.0 million of this investment, resulting in no gain. $10.0 million of the $85.0 million disposal was sold to Aureum Reinsurance Company, Ltd. (“ARC”) as part of a related-party transaction. The Company recorded $13.8 million of investment income related to these short-term investments in 2018, and the average yield was 8.0%.

The Company’s wholly-owned subsidiary, DL Service Holdings, LLC, held company owned life insurance (“COLI”) policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company (“ELIC”), a former related party, in 2014. At December 31, 2017, the net cash surrender value of these COLI policies was $74.8 million. These policies were surrendered during 2018 and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life (“PPVUL”) policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC, which had a total value of $240.8 million and outstanding policy loans of $169.9 million at December 31, 2017. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of the $182.4 million of related policy loans, including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

At December 31, 2018 and 2017, the Company had investments in parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

	December 31,
(In Thousands)	2018	2017
Bonds	$738,483	$570,765
Commercial Mortgage Loans	2,534	—
Common Stocks	54,773	70,685
Other Invested Assets	43,495	61,891

Total	$839,285	$703,341

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2018 and December 31, 2017 was approximately $207.9 million and $230.7 million, respectively. At December31, 2018 and 2017, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.8 million and $7.9 million at December 31, 2018 and 2017, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by DLIH 2015, and other subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.4 million.

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2018
	Statement	Gross Unrealized	Gross Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and Possessions (Direct and Guaranteed)	3,732	35	(5)	3,762
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	254,762	5,096	(2,165)	257,693
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884

Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

	December 31, 2017
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$259,460	$199	$(1,934)	$257,725
All Other Governments	17,721	39	(74)	17,686
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,055	38	—	1,093
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	136,639	5,286	(891)	141,034
Industrial and Miscellaneous (Unaffiliated)	7,126,264	133,776	(48,375)	7,211,665
Hybrid Securities	29,829	2,394	(1,477)	30,746
SVO Identified Exchange Traded Funds	518,151	2,220	(840)	519,531

Total Bonds	$8,089,119	$143,952	$(53,591)	$8,179,480

Preferred Stocks	$174,641	$4,388	$(45)	$178,984

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2018
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$436,382	$435,354
Due after one year through five years	2,858,751	2,807,879
Due after five years through ten years	1,622,224	1,586,274
Due after ten years	2,745,311	2,540,788
SVO Identified Exchange Traded Funds	408,611	376,884

Total before asset and mortgage-backed securities	8,071,279	7,747,179

Asset and mortgage-backed securities	2,426,426	2,400,391

Total	$10,497,705	$10,147,570

Proceeds from sales and maturities of investments in bonds and preferred stock during 2018, 2017 and 2016, were $4.4 billion, $8.0 billion, and $13.2 billion, including non-cash transactions of $375.4 million, $195.8 million and $103.1 million, respectively; gross gains were $41.4 million, $63.6 million and $198.3 million respectively; and gross losses were $77.2 million, $22.9 million, and $12.7 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,083.7 million and $716.6 million as of December 31, 2018 and 2017 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2018 and 2017 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 97.8% and 95.3% of the Company’s total bonds as of December 31, 2018, and 2017, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2018, 2017 and 2016 on LBSS held as of December 31, 2018, 2017 and 2016, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2018, 2017 and 2016, the Company incurred write-downs of bonds totaling $5.8 million, $27.9 million, and $0.3 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,251	(5)	—	—	—	2	2,251	(5)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Industrial and Miscellaneous (Unaffiliated)	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded Funds	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)

Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2017 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds: U.S. Governments	3	$255,834	$(1,934)	—	$—	$—	3	$255,834	$(1,934)
All Other Governments	1	13,115	(74)	—	—	—	1	13,115	(74)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	9	18,281	(75)	6	22,557	(816)	15	40,838	(891)
Industrial and Miscellaneous (Unaffiliated)	131	1,130,171	(11,313)	126	1,311,103	(37,062)	257	2,441,274	(48,375)
Hybrid Securities	—	—	—	1	11,000	(1,477)	1	11,000	(1,477)
SVO Identified Exchange Traded Funds	2	113,488	(840)	—	—	—	2	113,488	(840)

Total Bonds	146	$1,530,889	$(14,236)	133	$1,344,660	$(39,355)	279	$2,875,549	$(53,591)

Preferred Stocks	1	$10,075	$(45)	—	$—	$—	1	$10,075	$(45)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$864	$864	$915
Structured Securities	500	500	504

	$1,364	$1,364	$1,419

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2017. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,032	$1,032	$1,174
Structured Securities	500	500	509

	$1,532	$1,532	$1,683

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

5 GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5 GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	1	2	$1	$2,539	$2	$2,745

Total	1	2	$1	$2,539	$2	$2,745

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2018 and 2017 (in thousands):

	2018	2017
Alabama	$3,331	$3,512
Arizona	2,352	2,493
California	73,401	79,835
Colorado	17,187	17,823
Connecticut	10,925	10,925
Florida	130	485
Georgia	10,813	1,260
Idaho	1,438	1,508
Illinois	48,523	33,917
Kansas	13,300	13,300
Kentucky	1,744	1,830
Louisiana	577	742
Maine	2,534	2,478
Massachusetts	979	1,026
Michigan	7,669	7,669
Minnesota	4,322	631
Mississippi	2,567	2,684
New Jersey	5,426	5,832
New Mexico	4,125	4,385
New York	291,638	246,421
North Carolina	6,972	7,479
Ohio	4,148	9,545
Oregon	5,202	5,744
Pennsylvania	3,011	4,332
Rhode Island	—	153
South Carolina	1,535	1,993
Texas	7,323	13,320
Utah	3,549	3,945
Virginia	1,252	1,731
Washington	1,656	1,986
Wisconsin	43	209
Great Britain	8,995	4,629
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

The Company had $79.8 million and $36.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2018 and December 31, 2017 respectively.

The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, eighteen mortgage loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%, and seventeen mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3.0% to 13.68%. During the years ended December 31, 2018, 2017

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

and 2016, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2018 and 2017. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2018 and 2017. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2018 and 2017, the Company individually and collectively evaluated loans with a gross carrying value of $546.7 million and $493.8 million, respectively.

As of December 31, 2018 and 2017, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2018 or December 31, 2017.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$546,667	$—	$546,667
December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$493,822	$—	$493,822

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2018 or 2017.

The Company did not have any investments in impaired loans during 2018 or 2017.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Allowance for Credit Losses:

(In Thousands)	2018	2017
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2018 and 2017, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2018	2017
Current	$546,667	$493,822
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

5.	REPURCHASE AGREEEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the company to post additional collateral to the counterparty. This risk is mitigated by the company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)    Type of Repurchase Trades Used

	1 FIRST	2 SECOND	3 THIRD	4 FOURTH
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(3)    Original (Flow) & Residual Maturity

(in Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

(in Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

		THIRD QUARTER				FOURTH QUARTER
(in Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$23,187	XXX	XXX	XXX	$23,177
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,102	$26,108	$25,559	$25,240	$24,543	$24,543	$24,543	$24,543

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$25,843	XXX	XXX	XXX	$26,053
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,750	$25,750	$25,750	$25,750	$26,116	$26,116	$26,116	$26,116

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$22,793	$3,260	$—	$—	$—	$—	$—
Bonds - FV	—	22,933	3,183	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	22,793	3,260	—	—	—	—	—
Total Assets - FV	—	22,933	3,183	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,240	XX	XX	XX	24,543
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,750	XX	XX	XX	26,116
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	26,116	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	26,116	—	—	—	—	—	—

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	26,116

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

repurchase agreements and the overcollateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

3)	Original (Flow) & Residual Maturity

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	18,989	6,321	—	—	17,355	5,607	—
e. > 1 Month to 3 Months	—	127,100	104,585	99,900	—	99,900	23,495	16,260
f. > 3 Months to 1 Year	398,352	488,302	452,817	488,302	470,409	570,309	558,014	570,309
g. > 1 Year	—	—	—	—	—	—	—	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	MINIMUM	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	16,260	5,324	—	—	241,144	36,953	12,904
e. > 1 Month to 3 Months	—	101,200	9,192	101,200	23,475	163,375	104,670	40,000
f. > 3 Months to 1 Year	483,709	584,909	571,014	483,709	244,069	560,309	417,471	269,909
g. > 1 Year	—	—	—	—	—	—	—	—

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Berentson Collateral Holding Company	DE	—	34,000	32,867	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	—	40,000	38,667	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	—	10,000	2,167	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	—	27,200	26,747	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	44,000	78,200	73,640	78,200	78,200	78,200	78,200	78,200
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	22,500	22,500	22,500	22,500
Platler Financial Holdings, LLC	NJ	42,362	43,988	42,915	42,362	40,729	42,362	41,300	40,729
Secured Loan Funding 06-1, LLC	DE	36,000	101,700	92,940	101,700	101,700	101,700	101,700	101,700
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Solent Loan Investor, LLC	DE	—	28,750	27,792	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

		THIRD QUARTER				FOURTH QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	—	18,000	16,615	—
Berentson Collateral Holding Company	DE	34,000	34,000	34,000	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	27,200	27,200	27,200	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	78,200	78,200	78,200	78,200	—	78,200	72,185	—
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	—	22,500	20,769	—
Platler Financial Holdings, LLC	NJ	39,069	40,729	39,698	39,069	37,374	39,069	37,993	37,374
Secured Loan Funding 06-1, LLC	DE	101,700	101,700	101,700	101,700	—	101,700	93,877	—
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	—	40,000	36,923	—
Solent Loan Investor, LLC	DE	28,750	28,750	28,750	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$601,537	$720,817	$689,008	$720,817	$721,796	$723,838	$722,511	$721,796

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

	THIRD QUARTER				FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$719,721	$721,796	$720,508	$719,721	$428,269	$71,921	$696,120	$428,269

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds—FV	$403,517	$24,752	$—	$—	$—	$—	$—	$—
LB & SS—FV	—	—	—	—	—	—	—	—
Preferred Stock—FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans—FV	—	—	—	—	—	—	—	—
Real Estate—FV	—	—	—	—	—	—	—	—
Derivatives—FV	—	—	—	—	—	—	—	—
Other Invested Assets—FV	—	—	—	—	—	—	—	—

Total Assets	$403,517	$24,752	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral—Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Realized Gains (Losses):
Bonds	$(41,605)	$12,901	$185,285
Preferred Stocks	23	(46)	16
Common Stocks	566	—	7,060
Mortgage Loans	374	(57)	63
Cash, Cash Equivalents and Short-term Investments	—	155	88
Other Invested Assets	(54,476)	(590)	950
Other Hedging Investments	—	—	4,783
Derivative Instruments	16,576	27,896	63,478
Reinsurance Realized Gains (Losses)	(23,223)	—	—

Subtotal	(101,765)	40,259	261,723
Capital Gains Tax Expense	—	8,105	60,364

Net Realized Gains (Losses)	(101,765)	32,154	201,359
Losses (Gains) Transferred to IMR (Net of Taxes)	$91,199	$(8,109)	$(126,772)

Total	$(10,566)	$24,045	$74,587

	Years Ended December 31,
	2018	2017	2016
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(38)	$(77)	$119
Common Stocks of Non-affiliates	(2,144)	(1,473)	8,003
Common Stocks of Affiliates	(14,004)	(33,845)	2,897
Preferred Stocks	77,368	—	—
Mortgage Loans	—	—	6,175
Derivative Instruments	(72,222)	26,171	(39,386)
Other Hedging Investments	(26,744)	7,694	(135,495)
Other Invested Assets	(68,093)	(115,335)	2,582
Tax Rate change impact	—	21,140	—

Total	$(105,877)	$(95,725)	$(155,105)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $26.6 million, ($21.6) million, and $57.6 million at December 31, 2018, 2017 and 2016, respectively.

In 2015, the Company implemented a public bond trading strategy which results in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

million, respectively, for the year ended December 31, 2018, $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017, and $4,162.8 million and $3,961.5 million, respectively, for the year ended December 31, 2016. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.4 million, $9.0 million, and $50.5 million for the years ended December 31, 2018, 2017, and 2016, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Bonds (Unaffiliated)	$426,102	$359,474	$296,501
Preferred Stocks (Unaffiliated)	21,777	14,351	1,943
Common Stocks (Unaffiliated)	13,033	23,086	11,747
Common Stocks (Affiliated)	23,190	40,436	18,038
Mortgage Loans	36,349	27,277	26,223
Contract Loans	28,459	29,563	34,293
Cash, Cash Equivalents and Short-term Investments	65,998	47,434	62,031
Derivative Instruments	133,172	(285,985)	(243,007)
Other Invested Assets	43,933	27,054	37,645
Other Investment Income	—	—	3

Gross Investment Income	792,013	282,690	245,417

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(29,586)	(34,729)	(30,262)

Net Investment Income	$719,167	$204,701	$171,895

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2018 and 2017.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new fixed index annuity products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2018 and 2017, the Company pledged $208.1 million and $101.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2018 and 2017, counterparties pledged to the Company $144.4 million and $224.3 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2018
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722

Total	$7,164,722	$184,962	$94,469	$90,493

		Outstanding at
		December 31, 2017
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,935,893	$40,144	$—	$40,144
Currency Swaps	182,148	15,892	—	15,892
FX Forwards	4,012	(308)	—	(308)
Payor Swaptions	800,000	751	7,890	(7,139)
Equity Index Options	2,012,068	212,356	60,141	152,215

Total	$5,934,121	$268,835	$68,031	$200,804

At December 31, 2018 and 2017, open futures contracts had a notional value of $2,232.6 million and $1,676.4 million and a fair value of ($11.8) million and $1.6 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions (“RSATs”) which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2018 or 2017.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $247.0 million and $247.5 million at December 31, 2018 and 2017, respectively.

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $2.0 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Premiums and Annuity Considerations:
Direct	$2,735,942	$2,079,789	$1,891,709
Ceded—Affiliated	(22,573)	(29,101)	(60,552)
Ceded—Non-affiliated	(13,027,440)	(17,295)	(16,723)

Net Premiums and Annuity Considerations	$(10,314,071)	$2,033,393	$1,814,434

Insurance and Other Individual Policy Benefits and Claims:
Direct	862,511	806,146	824,340
Assumed—Non-affiliated	4,214	4,182	4,287
Ceded—Affiliated	(22,493)	(26,772)	(62,746)
Ceded—Non-affiliated	(411,682)	(25,515)	(12,381)

Net Policy Benefits and Claims	$432,550	$758,041	$753,500

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2018 and 2017, the Company had $10.9 million and $11.4 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.1 million and $2.7 million as of December 31, 2018 and 2017, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2018 and 2017 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $63.4 million and $58.4 million at December 31, 2018 and 2017, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2018

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2018	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$8,024,252	$467,316	$—	$8,491,568	37.728%
At Book Value Less Current Surrender Charge of 5% or More	1,052,279	—	—	1,052,279	4.675%
At Fair Value	—	—	10,671,265	10,671,265	47.412%

Total with Adjustment or at Market Value	9,076,531	467,316	10,671,265	20,215,112	89.815%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,268,696	—	—	1,268,696	5.637%
Not Subject to Discretionary Withdrawal	999,454	—	24,345	1,023,799	4.548%

Total (Gross: Direct and Assumed)	11,344,681	467,316	10,695,610	22,507,607	100.000%
Reinsurance Ceded	36,646	—	—	36,646

Total (Net)	$11,308,035	$467,316	$10,695,610	$22,470,961

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$5,857,681	$549,153	$—	$6,406,834	28.092%
At Book Value Less Current Surrender Charge of 5% or More	979,337	—	—	979,337	4.294%
At Fair Value	—	—	12,970,762	12,970,762	56.874%

Total with Adjustment or at Market Value	6,837,018	549,153	12,970,762	20,356,933	89.260%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,428,649	—	—	1,428,649	6.264%
Not Subject to Discretionary Withdrawal	996,612	—	24,046	1,020,658	4.476%

Total (Gross: Direct +Assumed)	9,262,279	549,153	12,994,808	22,806,240	100.000%
Reinsurance Ceded	30,353	—	—	30,353

Total (Net)	$9,231,926	$549,153	$12,994,808	$22,775,887

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $21,177.8 million and $23,870.4 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018 and 2017, the Company’s Separate Account statements, included legally insulated assets of $20,542.8 million and $23,004.7 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2018 were attributed to the following products:

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
(In Thousands)
Variable Life	$9,732,260	$—	$9,732,260
Variable Annuity	10,810,504	—	10,810,504
MVA Annuity	—	635,076	635,076

Total	$20,542,764	$635,076	$21,177,840

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,071.3 million and $20,706.7 million of non-guaranteed Separate Account reserves and $467.3 million and $549.1 million of guaranteed Separate Account reserves as of December 31, 2018 and 2017, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $179.3 million, $206.1 million, and $207.6 million were received by the General Account from the Separate Accounts during the years ended December 31, 2018, 2017 and 2016, respectively.

For the years ended December 31, 2018, 2017 and 2016, the Company’s General Account paid $62.9 million, $84.0 million, and $95.7 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguarantee Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879

Total Reserves	$467,316	$18,071,347	$18,538,663

By Withdrawal Characteristics:
With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002

Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary Withdrawal	—	24,345	24,345

Total	$467,316	$18,071,347	$18,538,663

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$8,922	$143,332	$152,254
Reserves at 12/31/2017
For Accounts with Assets at:
Fair Value	167,560	20,706,728	20,874,288
Amortized Cost	381,593	—	381,593

Total Reserves	$549,153	$20,706,728	$21,255,881

By Withdrawal Characteristics:
With Market Value Adjustment	$549,153	$—	$549,153
At Fair Value	—	20,682,682	20,682,682

Subtotal	549,153	20,682,682	21,231,835
Not Subject to Discretionary Withdrawal	—	24,046	24,046

Total	$549,153	$20,706,728	$21,255,881

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Transfers to Separate Accounts	$198,215	$152,254	$119,314
Transfers (from) Separate Accounts	(2,468,733)	(2,172,432)	(2,068,510)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(2,270,518)	$(2,020,178)	$(1,949,196)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2018 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1		Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—		$1,856	$168,640	$—	$170,496
Bonds—Unaffiliated (b)						—
Asset-backed Securities	—		—	1,068	—	1,068
Derivative Assets (d)						—
Interest Rate Contracts	45,885		21,247	—	—	67,132
Equity Contracts	93		147,679	—	—	147,772
Foreign Exchange Contracts	—		25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549		5,656,089	323,517	179,611	18,515,766

Total Assets at Fair Value	$12,402,527		$5,852,555	$493,225	$179,611	$18,927,918

Liabilities at Fair Value:
Separate Accounts (c)	$—		$(28,142)	$—	$—	$(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)		(30,029)	—	—	(53,271)
Equity Contracts	(10,227)		—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)		—	—	—	(1,622)

Total Liabilities at Fair Value	$(35,091	) $	(58,171)	$—	$—	$(93,262)

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,905	$125,472	$—	$127,377
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,118	—	1,118
Industrial and Miscellaneous	—	19	—	—	19
Derivative Assets (d) Interest Rate Contracts	40,912	41,143	—	—	82,055
Equity Contracts	4,339	212,356	—	—	216,695
Foreign Exchange Contracts	—	15,944	—	—	15,944
Separate Accounts Assets (c) (e)	14,955,094	5,575,017	653,171	199,884	21,383,166

Total Assets at Fair Value	$15,000,345	$5,846,384	$779,761	$199,884	$21,826,374

Liabilities at Fair Value:
Separate Accounts (c) (e)	$—	$(34,040)	$—	$—	$(34,040)
Derivative Liabilities (d)
Interest Rate Contracts	(14,264)	(26,895)	—	—	(41,159)
Equity Contracts	(1,000)	—	—	—	(1,000)
Foreign Exchange Contracts	(1,740)	(360)	—	—	(2,100)

Total Liabilities at Fair Value	$(17,004)	$(61,295)	$—	$—	$(78,299)

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,233.1 million and $2,001.9 million of investment income and receivables due at December 31, 2018 and 2017, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $179.6 million and $199.9 million at December 31, 2018 and 2017 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2018 or 2017, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2018 and December 31, 2017.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2018:

(In Thousands)	Beginning Balance at 01/01/2018	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2018
Assets:
Common Stock Unaffiliated	$125,472	$—	$—	$—	$(13,956)	$70,470	—	$(13,308)	$(38)	$168,640
Bonds—Unaffiliated:
Asset-backed Securities	1,118	—	—	—	(50)	—	—	—	—	1,068
Separate Accounts Assets	653,171	27,077	(409,933)	236	(19,364)	117,300	16	(19,163)	(25,723)	323,517

Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets:
Common Stock Unaffiliated	$105,124	$—	$—	$—	$(1,166)	$21,695	$—	—	$(181)	$125,472
Bonds—Unaffiliated:
Asset-backed Securities	1,219	—	—	—	(101)	—	—	—	—	1,118
Derivative Assets	1,551	781	—	(2,332)	—	—	—	—	—	—
Separate Accounts Assets	418,867	19,526	(77,204)	773	2,139	443,652	217	(120,971)	(33,828)	653,171

Total Assets	$526,761	$20,307	$(79,536)	$773	$872	$465,347	$217	$(120,971)	$(34,009)	$779,761

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31,2018:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Matrix Pricing	Spreads	168,640	1-216	46
Separate Accounts Assets	Matrix Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	94-104	98

Total Assets			$460,379

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,118	27	27
Common Stocks	Market Pricing	Spreads	125,472	1-193	34
Separate Accounts assets	Market Pricing	Quoted Prices	333,462	98-107	106
	Matrix Pricing	Spreads	46,675	35-189	102
	Market Pricing	Quoted Prices	4,569	99-105	102

Total assets			$511,296

There were no significant changes made in valuation techniques during 2018 and 2017.

Derivative values in the above tables are presented on a gross basis.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2018:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$ 982,420	$982,422 $	261,757	$720,663	$—	$—	$—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives—Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(490,792)	(475,872)	—	—	(490,792)	—	—
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives—Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,106,031	$1,106,031	$490,545	$615,486	$—	—	—
Bonds	8,179,480	8,089,119	252,974	6,132,260	1,794,246	—	—
Preferred Stocks	178,984	174,641	—	30,347	148,637	—	—
Common Stocks	127,377	127,377	—	1,905	125,472	—	—
Mortgages Loans on Real Estate	502,935	491,362	—	—	502,935	—	—
Derivatives – Options and Swaptions	213,107	213,107	—	213,107	—	—	—
Derivatives – Swaps and Forwards	97,248	97,248	40,912	56,336	—	—	—
Derivatives—Futures	4,339	4,339	4,339	—	—	—	—
Contract Loans	644,104	595,367	—	—	644,104	—	—
Other Invested Assets (a)	431,441	431,733	—	—	329,540	101,901	—
Separate Account Assets	21,873,899	21,867,696	14,971,158	5,993,125	709,732	199,884	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(503,609)	(464,401)	—	—	(503,609)	—	—
Derivatives – Swaps and Forwards	(41,520)	(41,520)	(14,264)	(27,256)	—	—	—
Derivatives—Futures	(2,739)	(2,739)	(2,739)	—	—	—	—
Separate Account Liabilities	(59,459)	(59,459)	—	(34,040)	(25,419)	—	—

(a)—Other invested assets includes assets with a fair value of $105.8 million and $199.9 million at December 31, 2018 and 2017 respectively in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2018 and December 31, 2017, there were $112.9 million and $121.3 million of unfunded commitments for limited partnership investments. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

14.	FEDERAL INCOME TAXES

The application of SSAP No.101, “Income Taxes,” requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2018 and December 31, 2017.

The components of the Company’s DTAs and DTLs as of December 31, 2018 and December 31, 2017 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$172,389	$—	$172,389	$190,165	$—	$190,165	$(17,776)	$—	$(17,776)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	172,389	—	172,389	190,165	—	190,165	(17,776)	—	(17,776)
Deferred Tax Assets Nonadmitted	10,997	—	10,997	6,301	—	6,301	4,696	—	4,696

Subtotal Net Admitted Deferred Tax Assets	161,392	—	161,392	183,864	—	183,864	(22,472)	—	(22,472)
Deferred Tax Liabilities	78,127	—	78,127	96,306	—	96,306	(18,179)	—	(18,179)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$83,265	$—	$83,265	$87,558	$—	$87,558	$(4,293)	$—	$(4,293)

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2018			December 31,2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2 (b)2 Below)	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	219,153	XXX	XXX	205,430	XXX	XXX	13,723
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	—	—	—	—	—	—	—	—	—

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2 (c))	$83,265	—	$83,265	$87,558	—	$87,558	$(4,293)	—	$(4,293)

	2018	2017
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	923%	1,024%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,472,020	$1,375,832

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2018		December 31, 2017		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$172,389	—	$190,165	—	$(17,776)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax
Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$161,392	—	$183,864	—	$(22,472)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	26.06%	0.00%	5.00%	0.00%	21.06%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2018	December 31, 2017	December 31, 2016
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(3,553)	$(65,461)	$(39,991)
Federal Income Tax Expense on Net Capital Gains	—	8,105	60,364

Current Income Tax (Benefit) Expense	$(3,553)	$(57,356)	$20,373

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The main components of the Company’s DTAs and DTLs as of December 31, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2018	December 31, 2017	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$97,382	$81,244	$16,138
Investments	23,255	23,159	96
Deferred Acquisition Costs	22,997	15,403	7,594
Net Operating Loss Carryforward	—	44,573	(44,573)
Other (Including Items <5% of Total Ordinary Tax Assets)	28,755	25,786	2,969

Total Ordinary Deferred Tax Assets	$172,389	$190,165	$(17,776)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	10,997	6,301	4,696

Admitted Ordinary Deferred Tax Assets	$161,392	$183,864	$(22,472)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$161,392	$183,864	$(22,472)

Deferred Tax Liabilities:
Ordinary
Investments	$26,602	$36,335	$(9,733)
Policyholder Reserves	51,525	59,971	(8,446)

Subtotal	$78,127	$96,306	$(18,179)
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$78,127	$96,306	$(18,179)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$83,265	$87,558	$(4,293)

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2018	December 31, 2017	Change
Total Deferred Tax Assets	$172,389	$190,165	$(17,776)
Total Deferred Tax Liabilities	78,127	96,306	(18,179)

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Tax Effect of Unrealized (Gains)/Losses			(26,614)

Change in Net Deferred Income Tax			$27,017

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

The Company has quantified the impact of these provisions, as applicable, in the following schedules and disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01 on February 8, 2018.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $62.6 million through statutory surplus as of December 31, 2017. This included a charge of $83.4 million related to the re-measurement of gross deferred tax balances related to operations, and a benefit of $20.8 million related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. The amount of the remeasurement included in the December 31, 2017 financial statements complies with the modifications of the Act.

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2018, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			December 31, 2016
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%	$195,368	$68,378	15.0%
Pre-tax Capital Gains—Pre IMR	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%	261,723	91,603	20.0%
Dividends Received Deduction		(16,026)	(15.4)%		(25,309)	(10.9)%		(10,581)	(2.3)%
Tax Credits		—	—%		—	—%		(764)	(0.2)%
Non-deductible Expenses		60	0.1%		61	—%		59	—%
Prior Period Adjustment		—	—%		—	—%		(9,750)	(0.3)%
Reversal of IMR		(3,179)	(3.1)%		(8,981)	(3.9)%		1,209	0.3%
Change in Non-admitted assets		(2,576)	(2.5)%		881	0.4%		(1,540)	(0.3)%
Prior Year Over/Under Accrual		2,083	2.0%		(8,058)	(3.5)%		(1,201)	(2.1)%
Deferred Tax Adjustment for Rate Change		—	—%		83,440	35.9%		—	—%
Non-consolidated Wholly Owned Subsidiaries		(32,785)	(31.5)%		(91,695)	(39.5)%		(57,572)	(12.6)%
Other		5	—%		117	0.2%		(376)	(0.1)%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

Federal Income Taxes Incurred		$(3,553)	(3.4)%		$(57,356)	(24.7)%		$20,373	4.5%
Change in Net Deferred Income Taxes		(27,017)	(26.0)%		89,076	38.4%		59,092	12.9%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

At December 31, 2018, the Company had no net operating loss or capital loss carryforwards. At December 31, 2018, the Company had $21.0 million of foreign tax credit carryforward, which will begin to expire if not utilized, by 2019. At December 31, 2018, the Company has $13.4 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2018, the Company had $1.6 million minimum tax credit carryforward which due to the Act will be refunded starting 2019.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2013 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2018 and 2017. As of December 31, 2018, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2018 and December 31, 2017. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2018, 2017 and 2016. The Company has not accrued any penalties related to UTBs.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company will file a consolidated federal income tax return for the December 31, 2018 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2018 and 2017.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $112.9 million and $121.3 million as of December 31, 2018 and December 31, 2017, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.2 million for guaranty fund assessments as of December 31, 2018 and 2017. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2018 and 2017, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsolete. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the Company’s share under Section 812 of the Internal Revenue Code (“IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaced the prior law calculation of the Company’s share and policyholders’ share with a fixed percentage of 70% and 30%, respectively, effective for tax years beginning after December 31, 2017. For the years ended December 31, 2018 and 2017, the Company’s financial statements reflect benefits of $7.2 million and $11.7 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2018 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

•	Cash held in a tax escrow account.

The following were restricted assets (including pledged assets):

(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	347,813	—	—	—	347,813	504,928	(157,115)	—	347,813	0.94%	0.94%
FHLB Capital Stock	16,425	—	—	—	16,425	16,425	—	—	16,425	0.04%	0.04%
On Deposit with States	5,193	—	—	—	5,193	5,191	2	—	5,193	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	603,518	—	—	—	603,518	463,248	140,270	—	603,518	1.64%	1.64%
Other Restricted Assets	139,833	—	—	—	139,833	477,964	(338,131)	—	139,833	0.38%	0.38%

Total Restricted Assets	$1,012,659	$—	$—	$—	$1,012,659	$1,434,722	$(305,099)	$—	$1,012,659	2.74%	2.74%

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,430	$—	$—	$—	$3,430	$3,213	$217	$3,430	0.01%	0.01%
Restricted Cash—Tax Escrow	11,280	—	—	—	11,280	11,280	—	11,280	0.03%	0.03%
Restricted Cash—Brokerage Margin	—	—	—	—	—	288,473	(288,473)	—	—%	—%
Restricted Cash—Derivative Collateral	125,123	—	—	—	125,123	174,998	(49,875)	125,123	0.34%	0.34%

Total	$139,833	$—	$—	$—	$139,833	$477,964	$(338,131)	$139,833	0.38%	0.38%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2018, 2017 and 2016 were $2.4 million, $2.3 million, and $1.7 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2018, 2017 and 2016 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2018, 2017 and 2016 were $0.4 million, $0.4 million and $0.2 million, respectively, under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago, Illinois office. This sublease expires on August 31, 2019. Rental expenses for 2018, 2017 and 2016 were $0.3 million, $0.3 million and $0.2 million, respectively, under this sublease. These rental expenses are reimbursed by CSP&C under its services agreement with the Company.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2018 was $0 due to the abatement of the first five months of rent.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional six months with a monthly rental expense of approximately $18.8 thousand.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York.

The monthly rental expense is approximately $3.9 thousand. The lease ended March 31, 2019.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on May 31, 2024. Rental payments will commence once the Company takes possession of the space which is currently projected to be March 1, 2019. The first three months of rent in 2019 will be abated.

a. At December 31, 2018, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2019	$2,995
2020	3,073
2021	2,936
2022	3,077
2023	1,685
Aggregate Total All Future Years	$1,824

17.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. Borrowings under the Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility has a 270 days rolling margin commitment. The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2018, 2017, and 2016 were approximately $0.9 million, $1.7 million, and $1.5 million, respectively, and the total interest paid under the Facility in 2016 was approximately $200 thousand. At December 31, 2018 and 2017, there was no amounts outstanding under the Facility.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As of December 31, 2018 and 2017, there was $365.0 million outstanding to the FHLB.

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2018 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,587	2,587	—
Activity Stock	13,838	13,838	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$471,449	XXX	XXX

Year Ended 2017 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,471	2,471	—
Activity Stock	13,954	13,954	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$366,408	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$531,213	$527,623	$365,000
Current Year Separate Accounts Total Collateral Pledged	76,461	75,895	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$607,674	$603,518	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$478,624	$463,247	$365,000

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Maximum Amount Pledged During Reporting Period

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$547,842	$545,485	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	96,957	95,763	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$644,799	$641,248	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$528,132	$507,986	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$320,507

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	312,552
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$312,552

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19. SUBSEQUENT	EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2019 to April 25, 2019, the date the financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2018 having a material effect on the financial statements.

Type II—Nonrecognized Subsequent Events:

During 2019, the Company recaptured the policies previously ceded to DLRC under the FIA Treaty with the consent of DLRC. This transaction reduced the reinsurance deposit asset and funds held liabilities by $724.4 million. The recaptures had no effect on the surplus of the Company.

During 2019, the Company contributed certain hedging instruments totaling $167.5 million to DL Investment Holdings 2016-1, LLC.

On April 1, 2019, after receipt of all required regulatory approvals, the Company acquired the Pennsylvania domiciled Lackawanna Casualty Group, consisting of Lackawanna Casualty Company and its two subsidiaries, Lackawanna National Insurance Company and Lackawanna American Insurance Company, for the purchase price of $168.7 million.

On April 5, 2019, the Company paid an ordinary dividend of $200.0 million to the Parent.

70

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information – (Part A)

	B.	Financial Statements of the Depositor (Part B)

	C.	Financial Statements of the Registrant (Part B)

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable.

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010);

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010);

(3)(c)(i)	Form of Sales Operations and General Agent Agreement;*

(4)(a)	Form of Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27, 2018);

(4) (a)(1)	Form of Contract Specifications (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(4)(b)	GLWB Rider to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27, 2018).;

(4)(b)(1)	Form of Additional Benefit Specifications Guaranteed Living Withdrawal Benefit Rider (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(4)(c)	HAV Death Benefit Rider to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27, 2018);

(4)(c)(1)	Form of Additional Benefit Specifications HAV Death Benefit Rider (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(4)(d)	ROP Death Benefit Rider to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27, 2018);

(4)(d)(1)	Form of Additional Benefit Specifications ROP Death Benefit Rider (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(4)(e)	Nursing Home Waiver Endorsement to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27, 2018);

(4)(e)	Terminal Illness Waiver Endorsement to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27, 2018);

(5)	Application to be used with to Flexible Payment Individual Deferred Variable Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No., 333-225901 filed on June 27,2018);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Not Applicable.

(8)	Participation Agreements

(8)(a)	Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(b)	Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018):

(8)(c)	Participation Agreement, dated October 1, 2008, as amended through May 7, 2018, by and among Delaware Life Insurance Company and Delaware Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018):

(8)(d)	Participation Agreement, dated May 13, 2004 as amended through June 19, 2018, by and among Delaware Life Insurance Company and Delaware Life Insurance Company of New York, BlackRock Variable Series Funds, Inc., BlackRock Advisors, LLC, and BlackRock Investments, LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(e)	Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(f)	Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(g)	Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(h)	Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(i)	Participation Agreement, dated February 17, 1998, as amended through August 2, 2018, by and among Delaware Life Insurance Company and Delaware Life Insurance Company of New York, Legg Mason Partners Fund Advisor, LLC, Legg Mason Partners Variable Equity Trust and Legg Mason Partners Variable Income Trust (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(j)	Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(k)	Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(l)	Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(m)	Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(8)(n)	Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a) (10)(b)	Consent of Independent Registered Public Accounting Firm;* Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(14)(a)	Powers of Attorney for Dennis A. Cullen, Director; David E. Sams, Jr., Chairman and Director; Daniel J. Towriss, Chief Executive Officer, President, and Director; Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018);

(14)(b)	Resolution of the Board of Directors of the Depositor dated April 24, 2019, authorizing the use of powers of attorney for Officer signatures; *

(15)	Organizational Chart for Group One Thousand One, LLC, the Depositor and Registrant;* and

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6, File No. 333-143354, filed on April 29, 2015.)

*	Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC. An organizational chart for Group One Thousand One, LLC, the Depositor and Registrant is filed as Exhibit 15 in the Registration Statement.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 1, 2019, there were 0 qualified and 2 non-qualified contract owners. The Depositor, through the Registrant, issues other contracts by means of other prospectuses.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)

Name and Principal Business Address*	Position and Offices with Underwriter
Thomas G. Seitz	President and Director
Michael K. Moran	Financial/Operations Principal and Treasurer and Director
Michael S. Bloom	Secretary and Director
Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter, is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Waltham, Massachusetts 02451, or at the offices of SE2, LLC at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 26th day of April, 2019.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President of Delaware Life Insurance Company

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.* David E. Sams, Jr.	Chairman and Director (Principal Executive Officer)	April 26, 2019

/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director	April 26, 2019
Daniel J. Towriss

/s/ Michael K. Moran* Michael K. Moran	Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2019

/s/ Dennis A. Cullen*	Director	April 26, 2019
Dennis A. Cullen

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 26, 2019
Kenneth N. Crowley	(1) Dennis A. Cullen, Director
(2) David E. Sams, Jr., Chairman and Director
(3) Daniel J. Towriss, Chief Executive Officer, President, and Director;
(4) Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer

*

Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is included herein as Exhibit 14(b). Powers of attorney are incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No., 333-225901 filed on October 1, 2018.

EXHIBIT INDEX

(3) (c) (i)	Form of Sales Operations and General Agent Agreement

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

10 (a)	Consent of Independent Registered Public Accounting Firm

10 (b)	Representation of Counsel pursuant to Rule 485 (b)

14 (b)	Resolution of the Board of Directors of the depositor dated April 24, 2019, authorizing the use of powers of attorney for Officer signatures

15	Organizational Chart